HARTFORD’S PERSONAL RETIREMENT MANAGER III*
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.thehartford.com/annuities

On December 3, 2017, a Stock and Asset Purchase Agreement (the “Purchase Agreement”) was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of Hartford Life Insurance Company ("HLIC") and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.
The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. Talcott Resolution will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your insurance contract will NOT change as a result of the Sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.
Additional information regarding the Talcott Resolution Sale Transaction can be found on The Hartford's* website at https://ir.thehartford.com and in Current Reports on Form 10-K filed by HFSG on February 23, 2018 and by HLIC on March 1, 2018 with the Securities and Exchange Commission.
*The Hartford Financial Services Group, Inc., (NYSE: HIG) operates through its subsidiaries under the brand name, The Hartford, and is headquartered in Hartford, Conn.
* * * * * * * * * *
*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: Hartford's Personal Retirement Manager Series III and Huntington Hartford's Personal Retirement Manager Series III.
The variable annuity products described in this prospectus are no longer for sale. In 2013, we announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with in-force annuity contracts. However, we continue to administer the in force annuity contracts. You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity.
The prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”). This is an individual, deferred, flexible-premium variable annuity. You may own this annuity on a single or joint basis. This variable annuity allows you to allocate your Deposit among the following portfolio companies:

✓	AllianceBernstein L.P.	✓	AIM Variable Insurance Funds

✓	American Century Investments	✓	Lord, Abbett & Co., Inc.

✓	BlackRock	✓	MFS Investment Management

✓	Fidelity Investments	✓	PIMCO

✓	Franklin Templeton Investments	✓	Putnam Investments, LLC

✓	Hartford HLS Funds	✓	Huntington Funds

✓	Hartford Investment Management Company
At the time you purchased your Contract you were able to allocate some or all of your Deposit to the Personal Pension Account and/or the Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. This prospectus refers to the following Contract share classes:

✓	B Share	✓	I Share

✓	C Share	✓	L Share
The Contract share class is identified in your Contract. Not every Contract share class or optional rider was available from your Financial Intermediary or in your state. The I share class was offered through registered investment/financial advisors. Other Contract share classes that were offered through select Financial Intermediaries are not described in this Prospectus and may be subject to different charges.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our customer accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you, our clients, to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1. Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2. Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3. Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2018
Date of Statement of Additional Information: May 1, 2018

1. Introduction
Overview
This Contract and all features are closed to new investors.
Contract Versions

	Minimum Initial Deposits			Mortality & Expense Risk and Administrative Charges
	Qualified Contract	Non- qualified Contract	Sales Related to Charges
B Share	$2,000	$5,000	7 year Contingent Deferred Sales Charge; Premium Based Charge	0.65%
C Share	$2,000	$10,000	None	1.50%
I Share	$5,000	$10,000	None	0.30%
L Share	$2,000	$10,000	4 year Contingent Deferred Sales Charge	1.45%
This table does not show Fund expenses, Premium taxes, Annual Maintenance Fee, and optional rider fees. Each Contract share class has its own minimum Contract Value requirements.
Investment Options

•	Sub-Accounts - Funds representing a range of investment strategies, objectives and asset classes.
•	Fixed Accumulation Feature (B share class only) - A fixed interest account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
•
Personal Pension Account - A fixed interest account designed to provide lifetime payouts. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).

Subject to limitations, you may move your investment among each of these options.
Optional Features Previously Available

Guaranteed Withdrawal Benefit	Future5* Future6* Daily Lock Income Benefit* Personal Pension Account
Guaranteed Accumulation Benefit	Safety Plus*
Death Benefits	Maximum Anniversary Value V* Return of Premium V Maximum Daily Value* Legacy Lock**

*	Investment restrictions apply.

**	Could only be elected if Future6 or Daily Lock Income Benefit was also elected. Legacy Lock was formerly known as Future6 DB. Investment restrictions apply.
Optional features may not have been available through your Financial Intermediary or in all states.

2. Fee Summary
The following tables describe the fees and expenses that you will pay when buying, owning, and Surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State Premium taxes may also be deducted.
Contract Owner Transaction Expenses

			Surrender Charge
		B Share	C Share	I Share	L Share
Contingent Deferred Sales Charge (CDSC) (1)			None	None
Contract Year	1	8.5%			8%
	2	8%			7%
	3	7%			6%
	4	6%			5%
	5	5%			0%
	6	4%
	7	3%
	8+	0%

(1)	Each Deposit has its own CDSC schedule. The CDSC is a percentage of Remaining Gross Premiums. Please see Section 4(b) and Examples 1-7 in Appendix A for more information on how CDSC is calculated.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the variable annuity, not including annual Fund fees and expenses.

	B Share	C Share	I Share	L Share
Annual Maintenance Fee (2)	$50	$50	$50	$50
Premium Based Charge (3)	0.50%	None	None	None
Separate Account Annual Expenses (as a percentage of average daily Contract Value excluding Fixed Accumulation Feature and Personal Pension Account investments)
Mortality and Expense Risk Charge	0.45%	1.30%	0.10%	1.25%
Administrative Charge	0.20%	0.20%	0.20%	0.20%
Total Separate Account Annual Expenses	0.65%	1.50%	0.30%	1.45%
Maximum Optional Charges (4)
Maximum Anniversary Value V (5)	1.50%	1.50%	1.50%	1.50%
Legacy Lock (6)	1.50%	1.50%	1.50%	1.50%
Return of Premium V (7)	0.75%	0.75%	0.75%	0.75%
Maximum Daily Value (8)	1.50%	1.50%	1.50%	1.50%
Safety Plus (9)	2.50%	2.50%	2.50%	2.50%
Future6 (10)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Future5 (11)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Daily Lock Income Benefit (12)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%

(2)	Fee waived if Total Balance is $50,000 or more on your Contract Anniversary.

(3)
For B share Contracts, an annual Premium Based Charge is assessed against each Premium Payment. The Premium Based Charge is a percentage of Remaining Gross Premium. Remaining Gross Premium is equal to Premium Payments adjusted by partial Surrenders. We calculate your Premium Based Charge based on Remaining Gross Premiums on each Contract Anniversary as adjusted since the last Premium Based Charge was taken. Please see section 4.b. Premium

Based Charge for more information. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. Please see Section 4.b. Charges and Fees and Premium Based Charge Examples 1-3 in Appendix A.

(4)
You could only elect one of the following optional Death Benefits: Legacy Lock, Maximum Daily Value, Maximum Anniversary Value V or Return of Premium V. You could only elect one of the following optional riders: Daily Lock Income Benefit, Future6, Future5 or Safety Plus. All optional charges shown are deducted on each Contract Anniversary.

(5)	Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.35%.

(6)	Rider charge is based on the greater of (a) Enhanced Return of Premium or (b) Return of Premium V Death Benefit on each Contract Anniversary. Current rider charge is 0.95%.

(7)	Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.25%.

(8)	Rider charge based on Maximum Daily Value Death Benefit, not including the Personal Pension Account Death Benefit. The current rider charge is 0.55%.

(9)
Rider charge is based on the Guaranteed Accumulation Benefit. The Guaranteed Accumulation Benefit is initially equal to Premium Payments. The Guaranteed Accumulation Benefit will be adjusted by subsequent Premium Payments, partial Surrenders or transfers to or from the Personal Pension Account prior to the first rider anniversary. Current rider charge is 1.25%.

(10)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.75%. Current rider charge for Joint/Spousal Option is 1.95%.

(11)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 2.00%. Current rider charge for Joint/Spousal Option is 2.50%.

(12)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based in subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.25%. Current rider charge for Joint/Spousal Option is 1.50%.

The next table shows the minimum and maximum total annual fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

HPRM Series III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution charges and/or service fees (12b-1) fees, and other expenses	0.41%	1.53%

Huntington HPRM Series III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution charges and/or service fees (12b-1) fees, and other expenses	0.41%	1.80%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible including the election of the highest possible optional charges (i.e., Maximum Anniversary Value V and Future5). The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested (excluding Personal Pension Account Contributions and amounts allocated to the Fixed Accumulation Feature), here’s how much you would pay under each of the three scenarios posed:

HPRM 3:

(1)	If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$1,587	$2,948	$4,294	$7,783
C Share	$957	$2,294	$3,853	$7,818
I Share	$657	$2,005	$3,399	$7,061
L Share	$1,569	$2,934	$3,924	$7,949

(2)	If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$376	$1,857	$3,372	$7,283
C Share	$463	$1,969	$3,498	$7,388
I Share	$342	$1,660	$3,024	$6,611
L Share	$458	$1,992	$3,549	$7,499

(3)	If you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
B Share	$741	$2,252	$3,797	$7,783
C Share	$758	$2,294	$3,853	$7,818
I Share	$657	$2,005	$3,399	$7,061
L Share	$773	$2,337	$3,924	$7,949

Huntington HPRM 3:

(1)	If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$1,614	$3,026	$4,416	$7,987

(2)	If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$403	$1,934	$3,494	$7,487

(3)	If you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
B Share	$768	$2,329	$3,919	$7,987

Condensed Financial Information
When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments minus any Premium taxes, by the Accumulation Unit Value for that Valuation Day. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the Statement of Additional Information.

3. Management of the Contract
The Company
We are a stock life insurance company. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company is a subsidiary of Hartford Life Insurance Company. Our corporate offices are located in Hartford, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc.
All guarantees under the Contract are subject to each issuing company’s financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC (Hartford Life Insurance Company only) and/or state insurance departments. For example, Hartford Life Insurance Company files annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The Fixed Accumulation Feature and the Personal Pension Account are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and the Personal Pension Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. (As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value) except for Contracts issued in CT, FL, NJ and WA).
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

•	are not subject to the liabilities arising out of any other business we may conduct;

•	are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

•	may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•	are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of the Separate Account.

The Funds
At the time you purchased your Contract, you allocated your Deposit to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. “Master-feeder” or “fund of funds” (“feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix C for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to us or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. We expect to make a profit on the amount of the fees and payments that exceed our own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2017, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2017, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2017, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $48.2 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
Interests in the Fixed Accumulation Feature are not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Accumulation Feature nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contract classes and is not available in all states or if you have elected either the Future 6, Daily Lock Income Benefit or Safety Plus rider.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rates vary from state-to-state. We may credit a rate higher than the minimum rate. We reserve the right to declare different rates of interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and, except as specifically stated above, no assurances are offered as to future rates in excess of non-forfeiture rates. Some of the factors that we may consider in determining whether to credit interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors. Fixed Accumulation Feature interest rates may vary by State.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in, first-out” basis (i.e., oldest investments will be liquidated first).

Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate rider fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature credited rates.
Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts or the Personal Pension Account, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

•
30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Accumulation Feature, transfers from Sub-Accounts and transfers from the Personal Pension Account made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers; or

•	an amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and partial Surrenders from the Fixed Accumulation Feature for up to six months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Accumulation Feature to Sub-Accounts and/or Personal Pension Account and therefore this may not provide an effective short term defensive strategy.
4. Information on your Account
a. Purchasing a Contract
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
We do not accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.
We do not accept any new retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.
The Personal Pension Account may not be available to all types of qualified Plans.
How was the Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Deposits sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be In Good Order.

We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Deposits of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Deposits:

•	if you are seeking to purchase a Contract with an initial Deposit of $1 million or more;

•	if total Deposits, aggregated by social security number or taxpayer identification number, equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
You and your Annuitant must not be older than age 80 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
We urge you to discuss with your investment professional which share class is suitable for your needs. Share class availability and/or mortality and expense risk charge arrangements may vary based on the Financial Intermediary selling this variable annuity to you. Charges affect your overall rate of return on your Contract Value. In determining whether to invest in a share class that imposes a CDSC, you might consider whether higher mortality and expense risk and Premium Based Charges, if applicable, outweigh the benefits of CDSC that reduce, or are eliminated, over time. Finally, in determining whether to invest in a share class offered through a Financial Intermediary, you might consider how the fee charged by your Financial Intermediary bears in relation to the costs associated with investing in other share classes that impose higher fees.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of Right to Cancel provision you had when you Purchased your Contract.
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Total Balance (refunding applicable expenses) as of the Valuation Day we receive your properly completed request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Total Balance may be more or less than your Deposits depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Total Balance until we receive your notice of cancellation. In certain states, however, we are required to return your Deposit without deduction for any fees, charges or market fluctuations.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Deposits applied to your Contract?
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).

If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

If we receive a subsequent Deposit before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Deposit after the end of a Valuation Day, it will be invested on the next Valuation Day.
If we receive a subsequent Deposit on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Deposits based on your last instructions on record. We will send you a confirmation when we invest your Deposit.
Generally, we will receive your order request for a subsequent investment after your Financial Intermediary has completed a suitability review. We will then consider if your investment is In Good Order. While the suitability and good order process is underway, Deposits will not be applied to your Contract. You will not earn any interest on Deposits even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to reverse a transaction based on their review of your investment professional’s recommendations. The firm that sold this Contract to you, and we may directly or indirectly earn income on your Deposits. For more information, contact your investment professional.
How is Contract Value calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds, and does not include Benefit Balance or any Payment Base associated with an optional benefit. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced

•	The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee subject to availability. Not all Programs are available with all Contract share classes.
Personal Pension Account Transfer Programs. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).*
Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

You may instruct us to reallocate portions of your Contract Value invested in Sub-Account(s) and Fixed Accumulation Feature into the Personal Pension Account based on any one of the following options:

•
Fixed Dollar Option: You may specify a predetermined fixed amount to be transferred into the Personal Pension Account on a monthly, quarterly, semi-annual, or annual basis. Please see Personal Pension Account Example 5 in Appendix A for more information.

•
Investment Gains Option: You may specify that we annually sweep investment gains into the Personal Pension Account. We define investment gains as the positive difference between your Anniversary Value and starting value (as adjusted by partial Surrenders) as of each Contract Anniversary. Your Anniversary Value is your Contract Value as of each Contract Anniversary prior to your Annuity Commencement Date. Your starting value is either (a) your initial Premium Payment (if electing this Program at the time of Contract issuance); or (b) your Contract Value as of the date of enrollment (if electing this Program after Contract issuance). Accordingly, your Anniversary Value may increase from year to year and no portion of your Contract Value will be moved into the Personal Pension Account if your Anniversary Value did not exceed your starting value. Please see Personal Pension Account Example 5 in Appendix A for more information.

•
Income Path Option: This Program is intended for those who wish to annually increase the proportion of their Total Balance invested in the Personal Pension Account ending with their Target Income Age. You must set the annually increasing portion of your Total Balance that is to be invested in the Personal Pension Account (called a Target Allocation) when you first enroll in the Program. We will reallocate as much of your Contract Value into the Personal Pension Account as is needed to try to meet your Target Allocation on each Contract Anniversary. We will not reallocate portions of your Benefit Balance into Contract Value. The amount of Contract Value transferred to the Personal Pension Account cannot be predicted because your Contract Value may go up or down during each Contract Year. In those Contract Years, if any, where your Contract Value has not grown to the level needed to meet your Target Allocation, you will not be able to reach your Target Allocation for that Contract Anniversary. On those Contract Anniversaries where your Target Allocation is not achievable, we will not transfer any Contract Value to the Personal Pension Account. Since the Target Allocations do not change if you miss a year, a larger reallocation may occur in a subsequent year to catch up to your scheduled Target Allocation. Please see Personal Pension Account Example 5(e) in Appendix A for more information.

We will reduce your Sub-Account and Fixed Accumulation Feature holdings on a dollar-for-dollar basis according to the proportion of how Contract Value is currently invested. Annual transfers may be suspended for any Contract Year where your Contract Value is insufficient to comply with your instructions. Please see Section 6(b) for a description of the Personal Pension Account. Please see Personal Pension Account Example 5 in Appendix A for more information.
These Programs will terminate:

•
if, as the result of any transfer, your Total Balance is less than that required by our minimum amount rules (as defined in the “What kind of Surrenders are available - Before the Annuity Commencement Date” in Section 4.c);

•	upon our receipt of due proof of death;

•	if you annuitize your Contract; or

•
if we receive your request to terminate the Program at least five Business Days prior to the next scheduled transfer date. If we do not receive the request in this period, the request will be honored on the next scheduled transfer date.

The Income Path program will automatically terminate at your Target Income Age (when your Target Allocation is reached.). Other considerations:

•	These Programs do not assure a profit nor do they protect against loss in declining markets.

•
Only one Transfer Program option may be active at any given time. If you wish to change to another Transfer Program option, you must terminate your current Transfer Program and establish a new one of your choice.

•
Transfer of Contract Value from Sub-Account(s) or the Fixed Accumulation Feature to the Personal Pension Account may result in a recalculation of Annual Withdrawal Amount (AWA) and Remaining Gross Premium and may result in a reduction of your AWA. Program transfers may also trigger a proportionate reduction in optional Death Benefits.

•
Amounts transferred into the Personal Pension Account will be assigned then current Credited Interest Rates and Payout Purchase Rates as of the date of the transfer. Your existing Target Income Age applies to all transfers into the Personal Pension Account.

•
You must have at least $1,000 in the Personal Pension Account prior to enrolling in any of these Programs. The minimum amount that may be transferred to the Personal Pension Account is $1,000. If the minimum amount per transfer is not met under the Fixed Dollar Option program, the transfer frequency will be changed to satisfy the minimum requirement. If the minimum amount per transfer is not met under the Investment Gains program or the Income Path program, that particular scheduled transfer instance will not occur, but the Program will remain active.

•
You may not enroll in the Investment Gains and Fixed Dollar programs if any of the following programs are currently elected: Automatic Income Program, including automatic Required Minimum Distribution (RMD) programs, Dollar Cost Averaging Programs, or the Substantially Equal Periodic Payments Under Code Section 72(q) Program.

•	The Personal Pension Account Transfer Programs Investment Gains and Income Path Options are not available if you elect either the Future5, Future6, Daily Lock Income Benefit or the Safety Plus.
InvestEase
This electronic Funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, the Fixed Accumulation Feature, or the Personal Pension Account.
Static Asset Allocation Models
This systematic Deposit program feature allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund complexes. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund complexes and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. If a model(s) is no longer available for new assets, we will continue to rebalance existing assets in the model(s) at the specified frequency. You may obtain a copy of the current models by contacting your Financial Intermediary. Please see Appendix F for models that are available to you.
You may invest in an asset allocation model through the Dollar Cost Averaging Program when the Fixed Accumulation Feature, or Personal Pension Account is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or Automatic Income Program.
You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature or the Personal Pension Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
Additional considerations apply for qualified Contracts with respect to static asset allocation model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employment Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the Automatic Income Program, InvestEase and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
Dollar Cost Averaging Programs
Dollar Cost Averaging is a program that allows you to systematically make transfers into Funds or into the Personal Pension Account over a period of time. Since the transfer into Funds or into the Personal Pension Account occurs at regularly scheduled intervals, regardless of price fluctuations, you may ultimately have an average cost per share that is lower. We offer two Dollar Cost Averaging Programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the Contract and/or rider selected) or any Fund(s) into different Fund(s) or the Personal Pension Account. This program begins in fifteen days unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program. Please note that no additional Premium Payments or Account Value may be allocated to the Fixed Accumulation Feature as of October 4, 2013 and as of October 3, 2014 no new Personal Pension Account Contributions are allowed (both subject to state exclusions).
Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month’s or quarter’s value) from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund(s) into other Fund(s) or the Personal Pension Account. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders. You can designate the Funds to be Surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The Personal Pension Account is not an eligible source Fund for partial Surrenders facilitated through the Automatic Income Program. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the AWA and may be subject to a CDSC for more information on the AWA, please see Section 4.b and the Glossary in Section 8. Amounts received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may be able to satisfy Code Section 72(t)/(q) requirements by enrolling in this Program. Please see the Appendix Tax and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this Program may result in your exceeding permissible withdrawal limits under certain optional riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. Your enrollment authorizes us to automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation (subject to applicable state law).

You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
The Personal Pension Account and all optional living and Death Benefit riders have different withdrawal limitations. Please refer to the Glossary in Section 8 for the term Transfer Limit. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation in a systematic withdrawal program (including systematic transfers into the Personal Pension Account, if available) may cause you to break these limits.

•	These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.
Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine transfer-out requests and transfer-in requests. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No

Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the transfer rule) by internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the transfer rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.
The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

•	Certain types of Financial Intermediaries may not be required to provide us with shareholder information.

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Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.

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Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

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In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
In addition to the following charges, there are optional riders that if elected, assess an additional charge. Please see sections 5, 6 and 7 for more information.
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense risk - We also bear an expense risk that the sales charges (if applicable), Premium Based Charge (if applicable) and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Administrative Charge
We apply a daily administrative charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Based Charge (B Share Contracts)
We apply an annual Premium Based Charge, if applicable, against all Premium Payments based on Remaining Gross Premiums. The Premium Based Charge will be prorated for the number of days since the last Premium Based Charge or, if there has been no Premium Base Charge, then since the Contract issue date. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. The Premium Based Charge will also apply to any partial Surrender in excess of the AWA. The Premium Based Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A Premium Based Charge will be deducted upon:

1.	each Contract Anniversary;

2.	full Surrender;

3.	full or partial annuitization, and/or

4.
the date we receive due proof of death of the Owner, joint Owner, or the Annuitant and upon a corresponding full Surrender and/or annuitization and upon a Death Benefit distribution (not including any Personal Pension Account Death Benefit) if elected at a later date.

Additionally, the Premium Based Charge will be calculated upon the following events but will not be deducted from the Contract Value until the next occurrence of items 1-4 above:

5.	partial Surrenders in excess of the AWA; and /or

6.	transfer to the Personal Pension Account.
The amount of Remaining Gross Premium used for calculating the Premium Based Charge is determined on the date of each of the above transactions.
Please see Premium Based Charge Examples 1-3 in Appendix A.
Your earnings are considered when calculating your AWA. Please see Annual Withdrawal Amount under Sales Charges below for a description of the AWA and how it is calculated.

If a Beneficiary elects to continue under any of the available options described under the Standard Death Benefits section below, we will continue to deduct the Premium Based Charge, based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Premium Based Charge is taken proportionally out of the Sub-Accounts.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
Contingent Deferred Sales Charges (CDSC) - B and L Share Contracts Only
Subject to the exclusions below, we may deduct a CDSC when you make Surrenders or withdraw Commuted Value or Annuity Payouts under Annuity Payout Options Two, Three, Five, Six and Eight. This charge is designed to recover acquisition expenses that have not yet been recouped from revenue generated by your Contract. Deposits will be taken out on a first-in, first-out basis. This may impact whether subsequent withdrawals might be subject to a CDSC. Please see Sections 4.c Surrenders, and 4.d Annuity Payouts, for more information regarding when a CDSC may be applied.
We use the following general approach to calculating your CDSC:

Step 1.
Deposits that have been invested for longer than the applicable CDSC period can always be taken out free of any CDSC. The applicable CDSC period begins on the date we receive the Deposit. Please see the Fee Summary for a description of CDSC periods applicable to your share class.

Step 2.
If the amount of money that you wish to take out is less than your AWA (as described below), plus any amount from step 1, then this sum will also be paid to you without the imposition of a CDSC. No further steps will be applied.

Step 3.
Assuming that steps 1 and 2 do not apply because the amount of money that you wish to take out is more than your AWA and is still subject to a CDSC, then we will deduct your AWA from the amount of the money you wish to take out and then process your request using steps 4-6.

Step 4.
We will then multiply Remaining Gross Premiums (investments which have not been previously used to assess a CDSC) by a factor. For assets in the Personal Pension Account, we will then multiply Personal Pension Account Contributions that are subject to a CDSC by a factor. The factor is equal to the amount of money resulting from step 3 divided by the remaining value of your investment above the AWA. If you take a Surrender during declining market conditions, Remaining Gross Premiums will have the effect of increasing the percentage of your Contract Value that is subject to a CDSC.

Step 5.
We will then take the amount of Remaining Gross Premium resulting from step 4 and multiply it by the corresponding CDSC percentage as shown in the Fee Summary using the applicable CDSC schedule. Each Deposit has its own CDSC schedule regardless of whether it has been invested in the Personal Pension Account, Sub-Accounts or the Fixed Accumulation Feature.

Step 6.	We then deduct the CDSC calculated in step 5 from the amount of money in step 3, plus AWA and pay the remaining balance to you.
These same steps are generally used when a CDSC is charged upon Commuted Value or Annuity Payouts (as applicable under the Annuity Payout Options noted above).
Please refer to CDSC Examples 1 through 7 in Appendix A for further information about how these formulas will be applied.
The following are NOT subject to a CDSC:

•	Annual Withdrawal Amount - During a period when a CDSC may be applied, you may Surrender up to the greater of:

•	5% of Deposits that would otherwise be subject to a CDSC, or

•	earnings.
We compute the AWA as of the end of the Valuation Day when a partial Surrender or commutation request is received by us In Good Order.
You may not carry over unused portions of your AWA from one year to another.

•	Regularly scheduled Personal Pension Account Payouts.

•	Regularly scheduled Lifetime Benefit Payments and/or Threshold Payments.

•	Transfers to and from the Personal Pension Account.

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If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a partial or full Surrender if you, the joint Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified by Medicare as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if the Owner, the joint Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 180 days in a certified long-term care facility or other eligible facility up until ninety days after exiting such a facility. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - CDSC will be waived if the Annuitant or any Contract Owner(s) dies.

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Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.

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For RMDs - CDSC will be waived for any Annuitant age 70½ or older with a Contract held under an IRA who Surrenders an amount equal to the RMD for one year’s RMD for that Contract Year. All requests for RMDs must be in writing.

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For substantially equal periodic payments - CDSC will be waived if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - CDSC will be waived if you cancel your Contract during the Right to Cancel Period.

•	Exchanges - As an accommodation, we may, at our discretion, time-credit CDSC for the time that you held an annuity previously issued by us.

•	Settlements - We may, at our discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.
Charges Against the Funds
Annual fund operating expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution charges, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses, in Section 2 Fee Summary and in Appendix C.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, at our discretion, reduced fees and charges for certain Contracts (including employer-sponsored savings plans) which may result in decreased costs and expenses.
c. Surrenders
What kinds of Surrenders are available? Before the Annuity Commencement Date:
Full Surrenders/Contract Termination - When you Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, Premium Based Charges, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
For information on how termination of the Contract impacts the Personal Pension Account, please see “What effect do partial or full Surrenders have on your benefits under the rider?” in Section 6(b).
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC and Premium Based Charge, if applicable. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the AWA allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the AWA and additional surrenders made in any Contract Year will be subject to the CDSC. You can request that we deduct these charges in either of two ways. One option, a gross withdrawal, is to deduct the CDSC and Premium Based Charge from the amount that you request. The other option, a net of charges withdrawal, is to Surrender an amount of Contract Value greater than what you requested, but after the deduction of CDSC and Premium Based Charge will result in payment to you of the amount you requested. Because the net of charges withdrawal will Surrender a greater amount of Contract Value, your CDSC and Premium Based Charge may be greater under this method. This is our default option. Please see CDSC Examples 1-5 in Appendix A.
Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless you direct us otherwise.
There are several restrictions on partial Surrenders of Contract Value before the Annuity Commencement Date:

•	the partial Surrender of Contract Value must be at least equal to $500, and

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your Total Balance must be equal to or greater than our then current minimum amount rule that we establish according to our then current policies and procedures. The minimum amount rule refers to the minimum Total Balance that you must maintain within this Contract. If you fail to comply with the minimum amount rule, we reserve the right to fully terminate your Contract. The minimum amount rule varies by Contract share class. Currently the minimum amount rule for Class I share Contracts is $500 and for Class B, C and L shares is $2,000. We may increase the minimum amount rule from time to time, but in no event shall the minimum amount rule exceed $10,000 (Class B, C, I and L shares). Please see “What effect do partial or full Surrenders have your benefits” under Future5, Future6, and Daily Lock Income Benefit for a description of the effect of the minimum amount rule when you elect one of these riders.

You may only commute all or a portion of Personal Pension Account Payouts by following the procedures described in the “After the Annuity Commencement Date” section below.
Withdrawals will reduce your standard Death Benefit on a dollar-for-dollar basis. Please consult with your investment professional to be sure that you fully understand the ways such a decision will affect your Contract.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders/Contract Termination - You may Surrender or terminate your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Two, Three, Five, Six or Eight. In the event you take a full Surrender and thereby terminate your Contract after electing Annuity Payout Option Two, Three, Five, or Eight, you will forfeit the life contingent payments payable under these options. Upon Contract termination, we pay you the Commuted Value, minus any applicable CDSCs and Premium tax.
Partial Surrenders/Commutation - Partial Surrenders and/or commutation are permitted after the Annuity Commencement Date if you select Annuity Payout Option Two, Three, Five, or Six, or Eight. You may withdraw amounts equal to the Commuted Value of the payments that we would have made during the Guaranteed Payout Duration. See Personal Pension Account Example 4 in Appendix A for an illustration of Personal Pension Account Commuted Value and the computation of Guaranteed Payout Duration. If you select Annuity Payout Option Two or Eight, the Guaranteed Payout Duration will be equivalent to the Annuity Payout Value divided by the Annuity Payout amount. To qualify under these Annuity Payout Options you must make the request before the Guaranteed Payout Duration expires. Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. We will deduct any applicable CDSCs.
If you elect to withdraw the entire Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will not make any Annuity Payouts during the remaining Guaranteed Payout Duration. If you elect to withdraw only some of the Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will reduce the remaining Annuity Payouts during the remaining Guaranteed Payout Duration on a first-in, first-out basis. Once the Guaranteed Payout Duration has expired, you may resume receiving Annuity Payouts provided that Personal Pension Account Payouts have not been terminated based on a death of the Annuitant or Joint Annuitant, if applicable, and you have not terminated your Contract.
Annuity Payout Options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457.
What is the Commuted Value?
You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as commuting your Annuity Payout.
The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days for payment of any lump sum commutation.
Upon commutation, the Annuity Payout Value or the remaining Guaranteed Payout Duration payments, as applicable, will be discounted based on an interest rate that we determine at our discretion (the discount rate). The discount rate may be different than the interest rate used to establish Payout Purchase Rates. We determine the discount rate based on a number of factors including then current interest rate(s), investment assumptions and the additional anti-selection and mortality risk we incur by permitting commutation. The higher the discount rate and CDSC, if applicable, the lower the amount that you will receive. Please see CDSC Examples 6-7 in Appendix A.
Commuted Value of your Personal Pension Account will be less than your Annuity Payout Value. Except as provided in the immediately preceding section, commutation does not affect resumption of life contingent Personal Pension Account Payouts at the conclusion of the applicable Guaranteed Payout Duration.
Commuted Value is determined on the day we receive your written request.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests
To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders and Personal Pension Account Payouts. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. If you make a Surrender or take a Personal Pension Account Payout prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment or Personal Pension Account Payout. Taking these actions before age 59½ may also affect the continuing tax-qualified status of some Contracts.

We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Please see Appendix Tax for more information.
d. Annuity Payouts
Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units into what is known as the payout phase. The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. Once you fully annuitize your Contract, you may no longer make any Deposits. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Funds allocated to the Personal Pension Account will be paid to you under Annuity Payout Options Two and Eight. Contract Value can only be annuitized under Annuity Payout Options One, Three, Four, Five and Six. Please check with your investment professional to select the Annuity Payout Option that best meets your income needs. All Annuity Payout Options are subject to availability in your state.
When do your Annuity Payouts begin?
Personal Pension Account Payouts may begin at any time, but we reserve the right to require that you own your Contract for at least six months before you start taking these payments. Contract Value may only be annuitized on the Annuity Commencement Date.
Your Annuity Commencement Date cannot be earlier than your second Contract Anniversary if choosing a fixed dollar Annuity Payout. The Annuity Commencement Date may be immediate if electing a variable dollar amount Annuity Payout. In no event, however, may the Annuity Commencement Date be later than:

•	The later of the Annuitant’s 90th birthday (or if the Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday), or the tenth Contract Anniversary (subject to state variation); or

•
The date that you fully annuitize Accumulation Balance (assuming that no Contract Value exists as of such date). Unless otherwise requested, commencement of receipt of Personal Pension Account Payouts do not constitute an Annuity Commencement Date.

As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only thirty days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option with respect to that portion of your Contract cannot be changed.

•	Option One - Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

•	Option Two - Life Annuity with a Cash Refund
In general, we will make Personal Pension Account Payouts as long as the Annuitant is living. However, when the Owner, joint Owner or Annuitant dies before the Annuity Commencement Date, the Death Benefit will be paid. When the Annuitant dies after the Annuity Commencement Date (and the Owner is living or deceased), then the Beneficiary will receive the Death Benefit.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.

•	Option Three - Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

•	Option Four - Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Five - Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Six - Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

•	Option Seven - Reserved

•	Option Eight - Joint and Last Survivor Life with Cash Refund
Prior to the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Owner, Annuitant or the Joint Annuitant are alive at 100% of the applicable scheduled Payout Purchase Rate(s). The previously established Guarantee Window, Payout Purchase Rate(s), and Credited Interest Rate(s) will continue to apply for the duration of the Personal Pension Account rider. Any remaining Death Benefit shall be payable to the Beneficiary.
On or after the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Annuitant or Joint Annuitant is alive at 100% of the applicable scheduled Payout Purchase Rate(s). Any remaining Death Benefit shall be payable to the Beneficiary.
This Annuity Payout Option is only available for fixed dollar Personal Pension Account Payouts and may not be combined with Annuity Payout Option Two - Life Annuity with Cash Refund.
Pension Account Payouts will terminate upon our receipt of due proof of the death of the Owner, Annuitant or Joint Annuitant, whichever shall last occur, provided that the last of such deaths transpired prior to the Annuity Commencement Date. Personal Pension Account Payouts will also terminate upon our receipt of due proof of the death of the Annuitant or Joint Annuitant, whichever shall last occur, provided the last of such deaths transpired after the Annuity Commencement Date. Your Benefit Balance shall always remain in the Personal Pension Account while the Personal Pension Account rider is in effect.
We reserve the right to impose restrictions regarding who can serve as the Annuitant, Joint Annuitant and/or Beneficiary when selecting this Annuity Payout Option. Currently, you must designate your Spouse as the Joint Annuitant and Beneficiary when selecting this Annuity Payout Option. Except as provided below (regarding divorce proceedings), these designations may not be changed by you.
We assume that if you elected Annuity Payout Option Eight, that you also intend to elect Spousal Contract continuation in which event no portion of the Death Benefit will be paid until the last Spouse dies. However, if you prefer not to exercise these rights, you may notify us to settle the Death Benefit after the first Spouse dies.
You may make a one time election to convert to Annuity Payout Option Two upon completion of divorce proceedings provided that you become the sole, remaining Owner and Personal Pension Account Payouts have not commenced. In these circumstances:

•
The Target Income Age remains the same if the older Annuitant becomes the remaining Owner. If the younger Annuitant becomes the remaining Owner, then the Target Income Age will be reset to that Annuitant’s age when making an initial investment into the Personal Pension Account plus the difference between the older Annuitant’s age when making an initial investment into the Personal Pension Account and the previously stated Target Income Age. For example, if the older Annuitant was age 70 upon initial Personal Pension Account investment and the Target Income Age selected was 75 (a difference of 5 years), then the new Target Income Age corresponding with the younger remaining Annuitant (Spouse) will equal his or her age upon the initial Personal Pension Account investment (assume age 60 in this case) + 5, or age 65.

•
The Credited Interest Rate schedule will only be reset based on the remaining Owner’s age after age 79. Payout Purchase Rates will be reset based on the remaining Owner’s age and gender as of the date of conversion.

This option is only available for Personal Pension Account Payouts (fixed dollar amount Annuity Payout). We reserve the right to approve the designation of the Owner, joint Owner, Annuitant(s) and/or Beneficiary for the purposes of establishing benefits under this Annuity Payout option.
The Joint Annuitant designated for Option Eight shall also be the Joint Annuitant under Annuity Payout Options Four and Five, if you elected to annuitize Contract Value. Election of Option Eight does not mean you are required to elect Annuity Payout Options Four or Five to annuitize any Contract Value portions of your Contract. This Annuity Payout Option will not be available to custodian-owned qualified contracts, or contracts with other non-natural owner types (trusts, including charitable remainder trusts, corporations, municipalities, etc.). Please see Section 6.b Personal Pension Account for additional information.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
You cannot terminate your Contract once Annuity Payouts begin, unless you have selected Annuity Payout Options Two, Three, Five, Six or Eight. A CDSC, if applicable, may be deducted. Please see CDSC Example 6 in Appendix A.
Annuity Payout Options Two and Eight are only available for Personal Pension Account Payouts from the Personal Pension Account. Annuity Payout Options One, Three, Four, Five and Six are only available for Annuity Payouts from the Fixed Accumulation Feature or Sub-Accounts.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts
If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. When selecting a frequency other than monthly, the Payout Purchase Rate used to determine Annuity Payouts will be adjusted by a factor. The factor accounts for the current value of accelerated Payouts, and will result in a Payout that is less than the sum of each monthly Payout that would have been paid during the same period of time. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If you elect the Personal Pension Account, your Annuity Payout Option may only be a fixed dollar amount.

•	Fixed Dollar Amount Annuity Payouts
Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.

•	Variable Dollar Amount Annuity Payouts
Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

•	Combination Annuity Payout
You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
5. Death Benefits
a. Standard Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. The Standard Death Benefit is equal to your Total Balance (less Premium Based Charge, if applicable) calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature and Personal Pension Account for each Beneficiary’s portion of the proceeds.
We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed the greater of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under applicable Contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction. In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
The Standard Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Please see the heading entitled “What kinds of Surrenders are available? - Before the Annuity Commencement Date” in Section 4.c Surrenders. Taking excess partial Surrenders may significantly negatively affect your Death Benefit. Please consult with your investment professional before making excess partial Surrenders to be sure that you fully understand the ways such a decision will affect your Contract.
Please see the Optional Rider Comparison Chart in Appendix E for a comparison of death benefits.
b. Return of Premium V
Objective
To provide a Death Benefit equal to the greater of Premium Payments adjusted for Surrenders or Contract Value, minus Premium Based Charges, if applicable, that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Return of Premium V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.
We can not increase the rider fee once you elect the rider. However, in the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be based on the Contract Value on the date of any such change plus Premium Payments received after such date, adjusted for Surrenders.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the higher of A or B:
A = Contract Value (minus Premium Based Charges, if applicable) or
B = Premium Payments adjusted for Surrenders.
See the Return of Premium V Examples 1 and 2 in Appendix A.
The Return of Premium V Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
Yes. At any time following the earliest of the fifth anniversary of the rider effective date or Spousal Contract continuation, the Contract Owner may elect to terminate this rider. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see “Other Information” at the end of this section for other ways the rider may terminate.
A company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in Sections 5.e and 5.f) by the Beneficiary (excluding Spousal Contract continuation).
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Return of Premium V Examples 1-3 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments adjusted for Surrenders. The Return of Premium V Transfer Limit is equal to 5% of the Premium Payment(s) adjusted for Surrenders and transfers to and from the Personal Pension Account; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Return of Premium V Examples 1-3 in Appendix A.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.
An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, Yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the Death Benefit, if the Death Benefit is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
No. We reserve the right to impose investment restrictions in the future.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment. If we terminate the rider, it cannot be re-elected by you.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, may trigger a proportionate reduction to your Death Benefit.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
c. Maximum Anniversary Value V
Objective
To provide a Death Benefit equal to the greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Anniversary Value V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. See Maximum Anniversary Value V Example 4 in Appendix A.
The rider charge will not increase after you elect the rider unless there is a change in ownership or upon Spousal Contract continuation.

Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:

A =	Contract Value (minus Premium Based Charges, if applicable);

B =	Premium Payments adjusted for partial Surrenders; or

C =
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

See Maximum Anniversary Value V Example 1 in Appendix A.
If we permit you to elect this rider after the Contract has been issued, the starting values for Contract Value, Premium Payments and Maximum Anniversary Value will all be reset to Contract Value as of the Valuation Day that you elect this rider. Contract Value and Premium Payments prior to election of the rider (as well as those values that would have been used to set the Maximum Anniversary Value had this rider been elected upon Contract issuance), will be disregarded.
The Maximum Anniversary Value V Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, we may terminate this rider upon Spousal Contract continuation, Ownership changes, assignment and/ or violation of the investment restrictions. Please also see “Other Information” at the end of this section.
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Maximum Anniversary Value V Example 2 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments. The Maximum Anniversary Value V Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders and transfers to or from the Personal Pension Account, or (b) Maximum Anniversary Value; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Anniversary Value V Examples 2, 3 and 5 in Appendix A for an illustration of this calculation.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Anniversary Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, If the oldest Owner at the time of the ownership change is older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Anniversary Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Anniversary Value will be reset at the lower of the Contract Value or Maximum Anniversary Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6, or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

•	The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

•	Transfers made pursuant to an Automatic Income Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
d. Legacy Lock
Objective
To provide a Death Benefit equal to the greater of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b)Return of Premium V Death Benefit (as described in section 5.b.). We will pay the Death Benefit if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Lifetime Benefit Payments taken under Future6, or Daily Lock Income Benefit will not reduce the value of the Enhanced Return of Premium component of this Death Benefit.

•
Partial Surrenders that exceed the Future6, or Daily Lock Income Benefit Lifetime Benefit Payment and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.

•	The Enhanced Return of Premium component of this Death Benefit reduces to zero if your Contract Value falls below the minimum amount rule.
This rider was formerly known as Future6 DB.
When can you buy the rider?
The Legacy Lock rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the greater of (a) Enhanced Return of Premium or (b) Return of Premium V Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary. A prorated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider fee may be increased at each Contract Anniversary, in the event of a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. The Death Benefit is equal to the greater of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b) Return of Premium V Death Benefit (as described in section 5.b.).
See the Legacy Lock Examples 1 and 2 in Appendix A.
The Legacy Lock is payable in addition to your Personal Pension Account Death Benefit.

Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, if your Future6, or Daily Lock Income Benefit rider is terminated for any reason, this rider will also terminate. Please see “Other Information” below for other conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Death Benefit Step-Up
The Enhanced Return of Premium component of Legacy Lock is eligible for an automatic one-time step-up to the Contract Value upon a first partial Surrender or upon the first transfer to the Personal Pension Account in excess of the Transfer Limit. The step-up will occur if the Contract Value is greater than the Enhanced Return of Premium value on the Valuation Day prior to the first partial Surrender or transfer to the Personal Pension Account in excess of the Transfer Limit.
Enhanced Return of Premium Component of Legacy Lock
The Enhanced Return of Premium component equals 100% of Premium, adjusted by some Surrenders as described below. Enhanced Return of Premium will be increased by subsequent Premium Payments and Transfers from the Personal Pension Account and may be eligible for a one-time step-up.
Cumulative partial Surrenders during the Contract Year that are below or equal to your Future6, or Daily Lock Income Benefit Lifetime Benefit Payment will not reduce the Enhanced Return of Premium component of your Death Benefit. Cumulative partial Surrenders during the Contract Year that are below or equal to your Future6, or Daily Lock Income Benefit Threshold Payment will reduce the Enhanced Return of Premium on a dollar-for-dollar basis.
Cumulative partial Surrenders during the Contract Year that exceed your Future6 Lifetime Benefit Payment or Threshold Payment will reduce the Enhanced Return of Premium on a proportionate basis provided the exception described in the following paragraph does not apply. Such partial Surrender(s) may reduce the Enhanced Return of Premium by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Legacy Lock Examples 1 and 2 in Appendix A for an illustration of this calculation.
If partial Surrenders are taken in excess of the Lifetime Benefit Payment after your Lifetime Income Eligibility Date and withdrawn under the Automatic Income Program to satisfy RMDs, the partial Surrender will not reduce the Enhanced Return of Premium. Any additional partial Surrender will reduce the Enhanced Return of Premium proportionally if taken above the RMD amount and outside of the Automatic Income Program.
Any and all transfers to the Personal Pension Account will reduce the Enhanced Return of Premium. Transfers within the Transfer Limit will reduce the Enhanced Return of Premium on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce the Enhanced Return of Premium on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the Enhanced Return of Premium by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments adjusted for Surrenders. The Legacy Lock Transfer Limit is equal to 5% of the highest of (a) Enhanced Return of Premium; (b) Return of Premium V Death Benefit; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Legacy Lock Examples 1 and 2 in Appendix A.
If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount rule (equal to the greater of the Contract minimum amount rule described in section 4.c or one Lifetime Benefit Payment under any optional guaranteed minimum withdrawal benefit rider) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below this minimum amount rule, we will no longer accept subsequent Premium Payments. In addition, The Enhanced Return of Premium component of your Death Benefit will be reset to equal zero. The Death Benefit will then be equal to the greater of: (a) Enhanced Return of Premium or (b) Return of Premium V.
You may then either make a full Surrender and terminate your Contract and rider, or you may continue your Contract. If you continue your Contract, you must transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days or we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the greater of the Enhanced Return of Premium or the Return of Premium V Death Benefit, if either is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected.
Are there restrictions on how you must invest?
Yes. You must concurrently elect Future6 and abide by the Future6 investment restrictions or you must concurrently elect Daily Lock Income Benefit and abide by the Daily Lock Income Benefit investment restrictions in order to elect this rider.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million. Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
You can only elect this rider if you elect Future6, or Daily Lock Income Benefit. You will be required to invest according to the Future6, or Daily Lock Income Benefit investment restrictions, as applicable.

•
You will automatically receive a one-time step-up of the Enhanced Return of Premium to the Contract Value, if greater, upon the first partial Surrenders or transfer to the Personal Pension Account in excess of the Transfer Limit. We will not provide a notice prior to applying this step-up.

•
If your Contract Value is reduced below the minimum amount rule, the Enhanced Return of Premium component of the Death Benefit will be reduced to zero. Please see Section 4.c. Surrenders for more information regarding the minimum amount rule. This has the effect of providing a Death Benefit that was reduced by all prior partial Surrenders, including Lifetime Benefit Payments and all transfer to the Personal Pension Account. In addition, any step-up applied to the Enhanced Return of Premium component of the Death Benefit will be lost.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment or if Future6, or Daily Lock Income Benefit rider is terminated.

•	If we terminate the rider, it cannot be re-elected by you.

•	Legacy Lock is referred to as Enhanced Return of Premium Death Benefit Rider in your Contract.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

e. Maximum Daily Value
Objective
To provide a Death Benefit equal to the greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the Personal Pension Account, or (c) Contract Value (minus Premium Based Charges, if applicable) that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account may reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Daily Value rider is closed to new investors (including existing Owners).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.
The rider charge may increase after you elect the rider if there is a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);
B = Premium Payments (including Premium Payments made after you purchase the Contract) adjusted for partial Surrenders and transfers to the Personal Pension Account; or
C = Maximum Daily Value
See Maximum Daily Value Example 1 in Appendix A.
The Maximum Daily Value Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. Please see Other Information at the end of this section for conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis if you have not elected Future5 or Daily Lock Income Benefit. If you have elected an optional withdrawal benefit, partial Surrenders up to a Threshold Payment or Lifetime Benefit Payment, as applicable, will reduce your Death Benefit on a dollar-for-dollar basis and any partial Surrenders in excess of such amounts shall reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Maximum Daily Value or if the Contract Value is less than net Premium Payments. See Maximum Daily Value Examples 2 and 3 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers to the Personal Pension Account in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may not reduce your Death Benefit by the same dollar amount as it would reduce your Contract Value. The adjustment to your Death Benefit may be lower or higher than the adjustment to your Contract Value. The Maximum Daily Value Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders, (b) Maximum Daily Value; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Daily Value Example 4 in Appendix A for illustrations of this calculation.
If you elect another optional rider, partial Surrenders (including Lifetime Benefit Payments and Threshold Payments) may affect those other riders differently than they affect this rider.

What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Daily Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, If the oldest Owner at the time of the ownership change is older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Daily Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Daily Value will be reset at the lower of the Contract Value or Maximum Daily Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6 or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

•	The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

•	Transfers made pursuant to an Automatic Income Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
f. How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five years from the date of death of the Annuitant or Owner if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. The Beneficiary may not make Personal Pension Account Contributions. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect an Annuity Payout Option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) Federal Tax Considerations in Appendix Tax for more information.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
g. Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, or receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner and the Beneficiary predeceases the Owner	The Annuitant is living or deceased	Owner’s estate receives the Death Benefit.
Annuitant	The Owner is living	There is no named Contingent Annuitant	The Owner becomes the Contingent Annuitant and the Contract continues. The Owner may waive this presumption and receive the Death Benefit.

Annuitant	The Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Beneficiary becomes the Owner.
Annuitant	The Owner is living	Owner receives the payout at death.
Annuitant	The Annuitant is also the Owner	Beneficiary receives the payout at death.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
6. Optional Withdrawal Benefits
a. Future5 and Future6
Objective
The objective of the riders is to provide longevity protection that may periodically increase based on Market Increases or Deferral Bonuses.
Please consider the following prior to electing either rider:

•	The riders have investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below.
How do the riders help achieve this goal?
Each of the riders provide an opportunity to receive withdrawals in the form of either Threshold Payments or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments. We reserve the right to close either rider to new sales at any time.
When can you buy the riders?
The Future5 and Future6 riders are no longer available for purchase (including adding it to existing Contracts). Once elected, you may not switch riders unless part of a company-sponsored exchange program.
The riders may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. We reserve the right to withdraw either or both riders, vary rider benefits and/or rider charges or any relevant Covered Life options at any time for the sale of new Contracts. Either or both riders may not be available in all states.
The riders are the same in all respects other than as described herein. When considering which rider version to select, it is important that you work with your investment professional to carefully compare the differences in these features, and particularly the different investment restrictions, to ensure that you choose the rider version that is most consistent with your investment horizon and risk appetite taking into consideration the trade-off between benefits and restrictions associated with one rider over the other. Please refer to the section below entitled “Are there restrictions on how you must invest?” for more information.
We look at the age of contract parties (e.g., Contract Owner, joint Owners, Spouses, Annuitant and/or Beneficiary) when setting rider benefits (such living persons are called a Covered Life and the specific person whose life and age is used to set benefits is called the relevant Covered Life). For instance, when setting your Withdrawal Percentage, the older Covered Life is the relevant Covered Life when selecting the Single Life Option and the younger Covered Life is the relevant Covered Life when selecting the Joint/Spousal Option. We reserve the right to impose designation restrictions such as making sure that your Spouse is a joint Owner when selecting the Joint/Spousal Option.
Does buying the riders forfeit your ability to buy other riders?
Yes, buying either rider precludes you from electing the Safety Plus rider and the Daily Lock Income Benefit rider.
If you elect either rider, you may not elect Personal Pension Account Transfer Programs Investment Gains or Income Path Options. Please see Section 4.a. Personal Pension Account Transfer Programs.
How is the charge for the riders calculated?
Each rider has a different current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a single or joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the riders?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

•	Payment Base
Your initial Payment Base is equal to your initial Premium Payment (without deduction of sales charges, if any). It will generally fluctuate based on:

•	Market Increases; or

•	Deferral Bonuses; and

•	Subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
On each Contract Anniversary until and including the Contract Anniversary immediately following the oldest Covered Life’s 90th birthday, the Payment Base will be reset to equal the greater of your Contract Value (prior to the deduction of the rider charge) as of the Contract Anniversary (this event is referred to as a Market Increase) or your current Payment Base plus any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). You will not receive both a Market Increase and a Deferral Bonus in the same Contract Year. We reserve the right to impose an annual Payment Base Cap on the sale of new Contracts only. We do not currently enforce an annual Payment Base Cap.
Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base by the dollar amount of the Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).

•
Partial Surrenders prior to the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

•
Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.

Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Future5 and Future6 Transfer Limits will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.
Since the Maximum Anniversary Value V, the Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Future5 or Future6. If there is a conflict, then the Transfer Limit of Future5 or Future6 prevails. Please refer to Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.

Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.

•	Deferral Bonus Base
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase is greater than or equal to your Deferral Bonus. The Deferral Bonus will vary depending on the rider version you select. The Deferral Bonus for Future5 is 5%. The Deferral Bonus for Future6 is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period. The Deferral Bonus Period will cease upon the earlier of the tenth Contract Anniversary, when you take any partial Surrender, or if a transfer is made to the Personal Pension Account that is in excess of the Future5 and Future6 Transfer Limit.
When you elect this rider, your Deferral Bonus Base is equal to your initial Premium Payment (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
Subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer during the Deferral Bonus Period.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis.
Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.
Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.
Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life at the time of the first partial Surrender.
The applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	4.0%
65+	5.0%
If you elect Future5 on or after July 16, 2012, the applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	3.5%
65-84	4.5%
85+	5.5%

•
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or

•
If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there is a Market Increase. In the event that there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.

Is either rider designed to pay you Death Benefits?
No.
Does either rider replace the standard Death Benefit?
No.
Can you revoke the riders?
No.
What effect do partial or full Surrenders have on your benefits under the riders?
Please refer to “Does your benefit base change under the riders?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
Prior to the Annuity Commencement Date, if:

(A)
on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under your Contract or (ii) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish; or

(B)
on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under your Contract or (y) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish, then:

1.
You must transfer your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by us for purposes of the rider Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within 10 days from the date the minimum amount was reached.

b)
If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account, or other investment option(s) approved by us.

c)
If you choose not to participate in one of the approved investment options, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive your then current Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider Minimum Amount Rule, at the frequency that you select. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or transfer(s) from other Sub-Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

e)	Market increases and Deferral Bonuses, if applicable, on each Contract Anniversary will no longer apply.
if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be terminated.
What happens if you change ownership?
Inasmuch as the riders are affected only by changes to the relevant Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of a Covered Life may cause a recalculation of the rider benefits. Covered Life changes also allow us, in our discretion, to impose then prevailing investment restrictions, as described below.
Any Covered Life change made within the first six months from the Contract Issue date will have no impact on the Payment Base or Deferral Bonus Base as long as each succeeding Covered Life is younger than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage, Lifetime Benefit Payment, and Threshold Payment, as applicable, will thereafter change based on the age of the new relevant Covered Life.

•	Single Life Option:
Any Covered Life changes after the first six months from Contract Issue date will cause a reset as follows:

A.	If we no longer offer such rider, we will revoke the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

B.
If we offer the rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. If no partial Surrenders or transfers to the Personal Pension Account above the Transfer Limit have been taken, the Deferral Bonus Base will be recalculated to be the lesser of the Contract Value or the Deferral Bonus Base effective on the date of the change. If a partial Surrender has been taken or there had been a transfer to the Personal Pension Account above the Transfer Limit prior to the date of the Covered Life change, the Deferral Bonus Period will end and the Deferral Bonus Base will be zero; or

C.
If we offer such rider and the older Covered Life after the date of the ownership change is equal to or older than the maximum age limitation, the rider will be terminated and removed from the Contract.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

•	Joint/Spousal Option:
After the first six months from the Contract issue date, if partial Surrenders have not yet been taken and you and your Spouse become legally divorced, you may add a new Spouse to the Contract provided that the age limitation of the rider is not exceeded, the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the younger Covered Life as of the date of the change. The charge for the rider will remain the same.
Alternatively, if after the first six months from the Contract issue date, if partial Surrenders have been taken or a transfer to the Personal Pension Account has been made, and you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract and the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the remaining Covered Life as of the date of the change. These recalculations will continue to be based on the Joint/Spousal Option. You may not convert your Joint/Spousal Option election to a Single Life Option. The charge for the rider will remain the same.
If after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or younger than the maximum age limitation of the rider at the time of the change, then we will revoke the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

B.	If the older Covered Life after the change exceeds the maximum age limitation of the rider, or we no longer offer the rider, then the rider will terminate.
Can your Spouse continue your Lifetime Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.
If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be reset but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

•	The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

•	The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and

•
The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. In this circumstance, the Contract may be annuitized under our standard annuitization rules or the payment of the Lifetime Benefit Payment or Threshold Payment, as the case may be, may continue under a Life Annuity Payout Option.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of any Annuitant.
If the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One) based on the surviving relevant Covered Life.
If the younger Annuitant younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us that correspond with the rider version chosen. As of the date of this prospectus, if you elect Future5, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models will be rebalanced quarterly. If you elect Future6, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D. The Personal Protection Portfolio models are rebalanced monthly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.

If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Upon reinstatement, your Deferral Bonus Base will be reset at the lower of the Deferral Bonus Base prior to the termination or Contract Value as of the date of reinstatement and the Deferral Bonus Period, if applicable, will continue uninterrupted.
We may require that you comply with then prevailing investment restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under either rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
Both rider versions require that you invest in asset allocation models. However, we are able to offer certain attributes associated with the Future6 rider, such as a higher Deferral Bonus and lower rider charges, based on our assumptions that the Personal Protection Portfolios, and particularly, the requirement to maintain 50% of your Contract Value in the BlackRock Managed Volatility V.I. Fund within these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate Hartford's guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.
Other information
The riders may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
Your required participation in the Personal Protection Portfolio models end when the Future6 rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.

•
If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.

•
The benefits under either rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	The Fixed Accumulation Feature is not available if you have elected Future6.

•	Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these benefits.

•
Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of either rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.

•
The determination of the relevant Covered Life is established by us and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments and the Transfer Limit.

•	We may withdraw either rider for new Contract sales at any time.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life.

•	Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	The fee for either rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•	We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

•
The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

•	Future6 is referred to as Guaranteed Minimum Withdrawal Benefit Plus in your Contract. Future5 is referred to as Guaranteed Minimum Withdrawal Benefit in your Contract.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

b. Daily Lock Income Benefit
Objective
The objective of the rider is to provide longevity protection in the forms of lifetime payments that may periodically increase based on the daily performance of your Contract or Deferral Bonuses.
Please consider the following prior to electing the rider:

•	The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below.
How does the rider help achieve this goal?
The rider provides an opportunity to receive withdrawals in the form of either Threshold Payments prior to the Lifetime Income Eligibility Date or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments.
When can you buy the rider?
The Daily Lock Income Benefit rider is no longer available for purchase (including adding it to existing Contracts).

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age on any Owner or Annuitant when electing this rider is 80.
Does buying the rider forfeit your ability to buy other riders?
Yes, buying the rider precludes you from electing the Safety Plus, Future5 and Future6 riders.
If you elect the rider, you may not elect Personal Pension Account Transfer Programs Investment Gains, Income Path Options or the DCA Interest/Earnings Program. Please see Section 4.a. Personal Pension Account Transfer Programs.
How is the charge for the rider calculated?
The rider has a current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a Single or Joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a prorated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination, or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the rider?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

•	Payment Base
Your initial Payment Base and Anniversary Payment Base are equal to your initial Premium Payment (without deduction of sales charges, if any). Your Payment Base will fluctuate based on Market Increases; Deferral Bonuses, or subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
If you are electing this rider after your Contract has been issued, the Payment Base will be based on the Contract Value on the date the rider is effective. This may be less than your initial Premium Payment or Contract Value on any day prior to your rider effective date.
On each Valuation Day other than your Contract Anniversary, the Payment Base will be reset to equal the greater of Contract Value as of that day or the Payment Base as of the prior Valuation Day (this event is referred to as your Market Increase). On your Contract Anniversary, the Payment Base will be reset to equal the greatest of A, B, or C where:

A =	Payment Base as of the prior Valuation Day

B =	Contract Value prior to the deduction of the rider charge (minus any Premium Based Charge, if applicable)

C =	Anniversary Payment Base as of the prior Valuation Day plus any applicable Deferral Bonus during the Deferral Bonus Period.
Your Anniversary Payment Base may be reset each Contract Anniversary to equal the greater of the Payment Base or the Anniversary Payment Base as of the prior Valuation Day. The Anniversary Payment Base includes any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). We reserve the right to impose a daily Payment Base Cap. We do not currently enforce a daily Payment Base Cap. Your Payment Base and Anniversary Payment Base will not be adjusted to reflect any Market Increases on or after any Owner’s or the Covered Life’s 90th birthday.
Please refer to Daily Lock Income Benefit Examples 1 and 2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base, Anniversary Payment Base and Contract Value by the dollar amount of that Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base and Anniversary Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).

•
Partial Surrenders prior to the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base and Anniversary Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base and Anniversary Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment.

If your Contract Value is less than your Payment Base and Anniversary Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

•
Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base or Anniversary Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base and Anniversary Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.

Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Daily Lock Income Benefit Transfer Limit will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.
The Maximum Anniversary Value V, Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Daily Lock Income Benefit. If there is a conflict, then the Transfer Limit of Daily Lock Income Benefit prevails. Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.
Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.
Deferral Bonus Base
If you elect this rider when the Contract is issued, your Deferral Bonus Base is equal to your initial Premium Payment and any subsequent Premium Payments made during your first Contract Year (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase (as of the date of your Contract Anniversary) is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus for Daily Lock Income Benefit is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
If you are electing this rider after your Contract has been issued the Deferral Bonus Base is equal to your Contract Value on the date the rider is effective. Contract Value and Premium Payments prior to the election of the rider (as well as those values that would have been used to set the Deferral Bonus Base had this rider been elected upon Contract issuance), will be disregarded.
The Deferral Bonus Period will cease upon the earlier of the tenth Contract Anniversary following the rider effective date, when you take any partial Surrender, or if a transfer is made to the Personal Pension Account that is in excess of the Daily Lock Income Benefit Transfer Limit.
During the Deferral Bonus Period, subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis. Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.
Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.

Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.
Is the rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you’ve taken your first partial Surrender.
Prior to your first Partial Surrender, your Lifetime Benefit Payment is set daily and is equal to your applicable Withdrawal Percentage multiplied by your then current Payment Base. Thereafter, your Lifetime Benefit Payment and your Transfer Limit may reset on any of the following events:

a)	Contract Anniversary;

b)	Market Increase on or after a birthday when the Covered Life has attained an age that results in a new age band;

c)	A subsequent Premium Payment;

d)	A Transfer to or from the Personal Pension Account;

e)	A partial Surrender that exceeds the Lifetime Benefit Payment; or

f)	A change in the Annuitant or Spousal Continuation.
The applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	4.0%
65-84	5.0%
85+	6.0%

•
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or

•
If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there has been any Market Increase. In the event that there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.

Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
Prior to the Annuity Commencement Date, if:

(A)
on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under your Contract or (ii) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish; or

(B)
on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under your Contract or (y) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish, then:

1.
You must transfer your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by us for purposes of the rider Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within 10 days from the date the minimum amount was reached.

b)
If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account, or other investment option(s) approved by us.

c)
If you choose not to participate in one of the approved investment options, then we will automatically liquidate your remaining Contract Value. Any applicable CDCS will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive your then current Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider Minimum Amount Rule, at the frequency that you select. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or Transfer(s) from Other Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

e)	Market increases and Deferral Bonuses, if applicable, on each Contract Anniversary will no longer apply.
if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then we will automatically liquidate your remaining Contract Value. Any applicable CDCS will be assessed and the Contract will be terminated.
What happens if you change ownership?
Inasmuch as the rider is affected only by changes to the Covered Life, only those changes are discussed below. Generally, the Covered Life cannot be changed.
If you have elected the Single Life Option, the following provisions apply:
If the Contingent Annuitant assumes the role of the Covered Life upon the Annuitant’s death, or we reserve the right to allow a one-time change in the Covered Life due to divorce and choose to exercise this right, the following rules apply:

1.
If the age of the Covered Life on the effective Valuation Day of the Covered Life change is greater than 81, we will terminate this rider. The rider charge will be assessed on the termination date, and will no longer be assessed thereafter.

2.	If the age of the Covered Life on the effective Valuation Day of the Covered Life change is less than or equal age 81, the following options apply:

a)
Covered Life changes within the first six months from the rider effective date will have no impact on the Payment Base, the Anniversary Payment Base or the Deferral Bonus Base. Rider benefits, Withdrawal Percentage, and Transfer Limit will be recalculated using the Covered Life’s age on the effective Valuation Day of the Covered Life change.

b)	Covered Life changes after the first six months from the rider effective date will cause a recalculation of the rider provisions as follows:

(i)	If this rider is not currently available for sale, we will terminate this rider. The rider charge will be assessed on the termination date, and will no longer be assessed thereafter.

(ii)	If this rider is currently available for sale, we will continue the rider at the rider charge that is then currently being assessed for new issues and reset the benefit values as follows:

•	The Payment Base and Anniversary Payment Base will be recalculated to the lesser of the Contract Value or the applicable value on the effective Valuation Day of the Covered Life change.

•
The Deferral Bonus Base will be recalculated to the lesser of the Contract Value or the Deferral Bonus Base on the effective Valuation Day of the Covered Life change, if applicable. If the Deferral Bonus Period had ended prior to the Covered Life change, the Deferral Bonus feature will not be reinstated.

•
Rider benefits, the Transfer Limit, if applicable, and the Withdrawal Percentage will be recalculated on the date of the Annuitant change based on the Covered Life’s attained age on the effective Valuation Day of the change. Rider benefits, and Transfer Limit, if applicable, will be equal to the Payment Base as of the effective Valuation Date of the Covered Life change multiplied by the Withdrawal Percent.

If you have elected the Joint/Spousal Option, the following provisions apply:
You may only name the Covered Life’s Spouse as Contingent Annuitant. If the Covered Life’s Spouse assumes the role of the Covered Life as the result of being the Contingent Annuitant at the time of the Covered Life’s death, the benefits of this rider will continue uninterrupted until the death of the surviving Spouse.
We reserve the right to allow a one-time Covered Life changes in the event of a divorce between the Covered Life and the Covered Life’s Spouse, provided that no Owner or Covered Life is older than 80. In such case, the following rules apply:

a)
If partial Surrender(s) have not been made, you may remove the former Spouse as an Annuitant, and replace such Spouse with the new Spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the youngest Covered Life.

b)
If partial Surrender(s) have been made, then you may remove the former Spouse as an Annuitant. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the remaining Annuitant. Rider benefits and the Transfer Limit, if applicable will be recalculated as of the date of the Covered Life change. You will not be permitted to replace the removed Spouse with a new Spouse. The rider will terminate upon the death of the remaining Covered Life.

c)	The rider charge will not be affected by a change to the Covered Life if you have elected the Joint/Spousal Option.
Can your Spouse continue your Lifetime Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.
If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base, Anniversary Payment Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be reset but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Anniversary Payment Base will be equal to the greater of Contract Value or the Anniversary Payment Base on the Spousal Contract continuation date;

•	The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

•	The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

•	The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and

•
The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. In this circumstance, the Contract may be annuitized under our standard annuitization rules or the payment of the Lifetime Benefit Payment may continue under a Life Annuity Option.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered

Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of any Annuitant or a period certain.
If the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One) based on the surviving relevant Covered Life.
If the younger Annuitant is younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D or 100% in the BlackRock Managed Volatility V.I. Fund. The models rebalance monthly.
We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in BlackRock Managed Volatility V.I. Fund within these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate Hartford's guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.

If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
If you are electing this rider after your Contract has been issued, the starting values for all benefits will be the Contract Value on the rider effective date and not your initial Premium Payment or any other prior values.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
Your required participation in the Personal Protection Portfolio models end when the Daily Lock Income Benefit rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund in you have Future6.

•
If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	The Fixed Accumulation Feature is not available if you have elected Daily Lock Income Benefit.

•	Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate this benefit.

•
Even though the rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of the rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.

•	We may withdraw the rider for new Contract sales at any time.

•
When the Single Life Option is chosen, Spouses may find continuation of the rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in the optional rider is dependent upon its availability at the time of death of the first Covered Life.

•	Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	The fee for rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•	We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

•
The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

•	Daily Lock Income Benefit is referred to as Guaranteed Minimum Withdrawal Benefit Plus Rider M in your Contract.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

c. Personal Pension Account
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Interests in the Personal Pension Account are not registered under the 1933 Act and the Personal Pension Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Personal Pension Account nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures regarding the Personal Pension Account. The following disclosure about the Personal Pension Account is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Personal Pension Account is currently available to IRA, Roth IRA, SEP and Non-Qualified plan types. The Personal Pension Account may not be available to all types of ownership arrangements, or in all states.
Objective
The objective of the rider is to provide a fixed rate of growth on investments and longevity protection through the certainty of predetermined lifetime payouts during the Guarantee Window and a death benefit. Withdrawals from the Personal Pension Account may be subject to commutation, please see below.
How does the rider help achieve this goal?
The Personal Pension Account bears some similarities to a Fixed Accumulation Feature where you may also receive a fixed interest rate investment return. In this regard, the Personal Pension Account is an alternative to the uncertainty of investing in Funds when your return depends on the investment performance of the Funds you select. However, the Personal Pension Account operates very differently than the Fixed Accumulation Feature. The Fixed Accumulation Feature is designed to serve as a conventional accumulation-oriented investment; you put money in to build up your investment, and you can then withdraw money to meet financial needs as they arise. Until October 3, 2014 you can also transfer some or all of your investment to the Funds or the Personal Pension Account, and your beneficiaries receive a Death Benefit if you die. The Personal Pension Account is designed to serve a different purpose; it has features and guarantees that you can use to design your own personal pension plan to provide guaranteed life-long income payouts without having to use Funds or Fixed Accumulation Feature for that purpose. You will know at the time of each Personal Pension Account Contribution what you can expect in terms of guaranteed Payout Purchase Rates (provided that Personal Pension Account Payouts are commenced during your Guarantee Window). Crediting rates (which reduce over time bands) are also available at or prior to each Personal Pension Account Contribution. While you can also use the Fixed Accumulation Feature to take systematic withdrawals or Annuity Payouts, the amount of those income payments is not guaranteed in advance.
Why would you invest in the Fixed Accumulation Feature if the Personal Pension Account rider gives you guaranteed Payout Purchase Rates and more flexibility structuring payouts? In order to give you the guarantees and income payment flexibility, we had to place significant restrictions on how much you can transfer out of the Personal Pension Account in any year as well as on your ability to receive lump sum payments. Instead of Surrendering part or all of the amounts you have built up in the Personal Pension Account, you can get a lump sum payment only by specifying some or all of the payouts you are receiving, and then commuting them into a lump sum. When you commute your Personal Pension Account, you may end up getting less than you would have if you invested in the Fixed Accumulation Feature or Funds. This is the tradeoff you have to accept in return for getting the additional flexibility and guarantees that let you design your own personal pension plan.
The Personal Pension Account also bears many similarities to guaranteed minimum withdrawal benefits such as Future5 and Future6. Generally speaking, however, the Personal Pension Account may better satisfy a long-term investor’s need for the present certainty of future lifetime payouts (subject to limitations) than is otherwise available to those electing a guaranteed minimum withdrawal benefit.
When can you elect the rider?
The Personal Pension Account rider is no longer available for purchase (including adding it to existing Contracts).
Except as noted below (see Other Considerations below), the minimum initial Personal Pension Account Contribution is $10,000 and failure to maintain a minimum Accumulation Balance of $5,000 will result in premature commencement of Personal Pension Account Payouts. Subsequent Premium Payments can be made into Funds and/or the Fixed Accumulation Feature before or after Personal Pension Account Payouts have begun (if received before your Annuity Commencement Date).
We may close the Personal Pension Account to new Personal Pension Account Contributions at any time without notice. We may also make the Personal Pension Account available only through enrollment in one or more investment Programs that we establish.
Does buying the rider forfeit your ability to buy other riders?
No.
How is the charge for the rider calculated?
We do not charge a separate rider fee for the Personal Pension Account. Our expenses associated with offering this rider are factored into Credited Interest Rates and Payout Purchase Rates.
Does your benefit base change under the rider?
Yes. You invest in the Personal Pension Account through Personal Pension Account Contributions. Your first Personal Pension Account Contribution becomes your initial Benefit Balance. The Benefit Balance will be increased by the amount of each subsequent Personal Pension Account Contribution, transfers into the Personal Pension Account from the Fixed Accumulation Feature and Funds, and, credited interest. Unlike the Fixed Accumulation Feature, the Benefit Balance is not indicative of what you would receive as a lump sum.
Prior to the start of Personal Pension Account Payouts, the Accumulation Balance equals your Benefit Balance. Once you start taking Personal Pension Account Payouts, your Benefit Balance is divided into an Accumulation Balance and Annuity Payout Value. Annuity Payout Value refers to the sums used to fund your Personal Pension Account Payouts and anything remaining is referred to as your Accumulation Balance. Because you may convert all or any portion of your Accumulation Balance into Personal Pension Account Payouts at different times, you may have more than one Annuity Payout Value.
We will credit interest to your Accumulation Balance at a minimum rate of 1.5% for so long as you have an investment in the Personal Pension Account. We may apply a Credited Interest Rate that is higher than this minimum interest rate. Different Credited Interest Rates may apply during the course of your investment in the Personal Pension Account. Credited Interest Rates may also vary based on contract variation, Annuity Payout Option, and your gender.
We may prospectively set new Credited Interest Rates and time periods over which such Credited Interest Rate(s) shall apply to new Personal Pension Account Contributions. This means that portions of your Accumulation Balance may earn interest at different Credited Interest Rates. See Personal Pension Account Examples 1, 2 and 4 in Appendix A for an illustration of how different Credited Interest Rates may apply during the term of your Contract.
We will confirm your Credited Interest Rate schedule with each Personal Pension Account Contribution. There is no specific formula for determining Credited Interest Rates and no assurances are offered as to future Credited Interest Rates and their applicability to your Contract. Some of the factors that we may consider in determining Credited Interest Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match these or our general liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, mortality risks, and competitive factors. We expect to make a profit in setting Credited Interest Rates.
We will account for any Personal Pension Account Contributions, Personal Pension Account Payouts, interest, and deductions separately and on a first-in, first-out basis for the purposes of determining which Credited Interest Rates are associated with each Personal Pension Account Contribution.
Is the rider designed to pay you withdrawals for your lifetime?
Yes. You may tell us to start paying you Annuity Payouts called Personal Pension Account Payouts at any time or at different times until your Annuity Commencement Date. There is a thirty day waiting period for your first Personal Pension Account Payout following each Personal Pension Account Start Date.

Your ability to receive lump sum payments from the Personal Pension Account is limited. You do not withdraw any part of your Benefit Balance in the same way that you can Surrender your Contract Value from Funds or the Fixed Accumulation Feature. Rather, you must convert Accumulation Balance into an Annuity Payout Value that is then used to set your Personal Pension Account Payouts. In contrast, you may Surrender any or all of your Contract Value without affecting your Annuity Payout Value and may commute any or all of your Annuity Payout Value without affecting your Contract Value. You may terminate your Contract by (a) fully Surrendering all of your Contract Value in the Funds and Fixed Accumulation Feature; and (b) commuting your Annuity Payout Value in your Personal Pension Account thereby giving up your right to future Personal Pension Account Payouts. This may subject your Annuity Payout Value to a CDSC, if applicable, if the amount commuted is in excess of your AWA. Please see CDSC Example 6 in Appendix A-7 for an illustration of how the CDSC is calculated for commutation. The amount ultimately received as a consequence of your investment in the Personal Pension Account is not predictable because of the uncertainty of factors such as how long you have invested in the Personal Pension Account, Credited Interest Rates in effect at the time of investment, the discount rate used for commutation, and how long you receive lifetime Personal Pension Account Payouts.
We reserve the right to require that you own your Contract for at least six months before you start receiving Personal Pension Account Payouts. For qualified Contracts, we reserve the right to require that you start taking Personal Pension Account Payouts no later than when the Annuitant turns age 70½.
Personal Pension Account Payouts received prior to the Annuity Commencement Date are considered to be partial annuitizations under the Code. You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d Annuity Payouts.
We will calculate the amount of your Personal Pension Account Payouts by applying the applicable Payout Purchase Rate to your Accumulation Balance. We will provide you with guaranteed Payout Purchase Rates corresponding with your Guarantee Window each time that you make a Personal Pension Account Contribution. Payout Purchase Rates are set at our discretion. Minimum guaranteed Payout Purchase Rates are described in your Contract. Payout Purchase Rates may vary based on Contract share class, gender and the Annuity Payout Option selected. There is no specific formula for determining Payout Purchase Rates and, except as specifically provided below, there is no assurance as to future Payout Purchase Rates. Some of the factors that we may consider in determining Payout Purchase Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, and competitive factors and mortality tables (including age and gender factors). We expect to make a profit in setting Payout Purchase Rates.
When you first make a Personal Pension Account Contribution, you will be required to choose a Target Income Age at which Personal Pension Account Payouts are likely to begin. The Target Income Age cannot exceed twenty years from the oldest Annuitant’s age (Single Life Option) or the oldest Spouse (Joint Life Option) at the time of investment or age 80, whichever shall first occur. A single Target Income Age will apply to your Contract irrespective of the number of subsequent Personal Pension Account Contributions you may make in the future. Except as provided under Annuity Payout Options Two and Eight, the Target Income Age cannot be changed.
We will use guaranteed Payout Purchase Rates to calculate Personal Pension Account Payouts if you commence taking Personal Pension Account Payouts during the timeframe that begins three years prior to the Target Income Age and ends three years after the Target Income Age (this seven year period is referred to as the Guarantee Window). In the event that you do not establish a Target Income Age that is at least three years from your current age when you make your first Personal Pension Account Contribution, we will automatically reset your Target Income Age to such date and adjust your Guarantee Window accordingly, subject to the maximum Target Income Age limitations stated above. If you elect Annuity Payout Option Eight, we will establish Payout Purchase Rates by deducting the age of the youngest Annuitant from the age of the oldest Annuitant as of the date of your initial Personal Pension Account Contribution. This differential in ages (rounded up to a full year) will also be used for establishing Payout Purchase Rates for any subsequent Personal Pension Account Contributions regardless of when during each calendar year they are made.
If you commence taking Personal Pension Account Payouts at any time outside of the Guarantee Window, then we will calculate your Personal Pension Account Payouts using the lower of (x) then current Payout Purchase Rates or (y) the maximum Payout Purchase Rate applicable at the time of each Contribution that corresponds to the actual time deferred; but, in no event will the Payout Purchase Rate be less than (z) the minimum guaranteed payout specified in your Contract. The amount of these Personal Pension Account Payouts taken outside of your Guarantee Window are not guaranteed. The existence of guaranteed Payout Purchase Rates, among other things, distinguishes the Personal Pension Account from the way we treat annuitization of your Contract Value and investments in the Fixed Accumulation Feature at the end of the accumulation phase of your Contract. See Personal Pension Account Examples 1 and 4 in Appendix A for an illustration of Personal Pension Account Payouts during the Guarantee Window.

Personal Pension Account Payouts are not cumulative and may not be advanced, commuted or accelerated, except as explicitly stated in this prospectus. Subject to applicable state insurance law, the Personal Pension Account does not establish a cash Surrender benefit.
Personal Pension Account Payouts will generally terminate upon receipt of due proof of death of the Owner, joint Owner, Annuitant, or Joint Annuitant (if applicable), depending on the Annuity Payout Option then in effect. Please refer to the Annuity Payouts section for more information regarding the cessation of Personal Pension Account Payouts based on the death of an Owner, Annuitant or Joint Annuitant, as applicable, and how these events vary depending upon whether transpiring before or after the Annuity Commencement Date.
Is this rider designed to pay you a Death Benefit?
Yes. The Personal Pension Account includes a Death Benefit that is initially equal to your Benefit Balance. Your Personal Pension Account Death Benefit increases as a result of additional Personal Pension Account Contributions, transfers into the Personal Pension Account, and credited interest. Your Personal Pension Account Death Benefit decreases as you take Personal Pension Account Payouts. Your Personal Pension Account Death Benefit also decreases upon commutation of your Annuity Payout Value and may be eliminated over time. Benefit Balance transfers to Funds and/or the Fixed Accumulation Feature also decrease your Personal Pension Account Death Benefit but because these amounts are converted into Contract Value, they become part of the standard Death Benefit and/or an optional Death Benefit then in effect. The method of payment of the Death Benefit will be subject to the restrictions described in Section 5.a Standard Death Benefit. Personal Pension Account Death Benefits are not subject to commutation or CDSCs, if applicable.
Does the rider replace the standard Death Benefit?
No. The Personal Pension Account Death Benefit supplements the Standard Death Benefit or any optional Death Benefit then in effect.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Lump Sum Payments - You may commute any or all of your Annuity Payout Value to get a lump sum payment from the Personal Pension Account. You must therefore initiate Personal Pension Account Payouts to commute your Annuity Payout Value.
We compute your Personal Pension Account Commuted Value by first calculating the number of Personal Pension Account Payouts (corresponding to the Annuity Payout Value that you seek to commute) that when added together will equal the amount of your commutation request. We then compute the time period over which each Annuity Payout Value would have otherwise been paid. This time period is called the Guaranteed Payout Duration. We then use a present value formula to compute the lump sum payable to you using the discount rate then in effect. Please see “What is the Commuted Value?” in Section 4.c Surrenders and Personal Pension Account Examples 4a and 4b in Appendix A for more information about how Guaranteed Payout Duration is determined.
Personal Pension Account Payouts based on the remaining, non-commuted portion of your Annuity Payout Value will resume after the Guaranteed Payout Duration based on the same frequency established on your original Personal Pension Account Start Date provided that Personal Pension Account Payouts have not been terminated based on a death event pursuant to the relevant Annuity Payout Option.
Your Commuted Value may be significantly less than your Annuity Payout Value. This is because your Commuted Value depends on a number of factors, including charges to interest rates since each contribution, how long you have invested in the Personal Pension Account and how long Personal Pension Account Payouts are payable pursuant to the relevant Annuity Payout Option. Please refer to “What kinds of Surrenders are available?” and “What is the Commuted Value?” in Section 4.c Surrenders as well as Personal Pension Account Example 4 in Appendix A for more information about how commutation works.
Transfers - As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
Each Contract Year, you may transfer a portion of your Accumulation Balance to the Fixed Accumulation Feature or Funds without having to comply with the annuitization and commutation requirements discussed above. All transfer allocations must be in whole numbers (e.g., 1%). The maximum amount of Accumulation Balance that may be transferred is the highest of:

•	4% of your Accumulation Balance as of your prior Contract Anniversary;

•	the amount of interest credited to your Accumulation Balance over the most recent full Contract Year; or

•	the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.
We reserve the right to: (a) limit the number of transfers from the Personal Pension Account; (b) make you wait six months after your most recent transfer from the Personal Pension Account before moving Contract Value back into the Personal Pension Account; or (c) revoke this transfer privilege at any time. Amounts transferred out of the Personal Pension Account will reduce the Accumulation Balance by the amount transferred. Amounts transferred from the Personal Pension Account to the Fixed Accumulation Feature or Funds become part of your Contract Value. You may also transfer Contract Value from your Funds or Fixed Accumulation Feature into the Personal Pension Account. Such transfers will reduce the amount of any optional Death Benefit, and will result in a reallocation of the AWA and Remaining Gross Premiums associated with your Contract Value and your Personal Pension Account investments. If you have also elected a guaranteed accumulation or withdrawal benefit, please refer to the section entitled “What effect do partial or full Surrenders have on your benefits under the rider?” within such prospectus sections for more information about the impacts of transfers to and from the Personal Pension Account on such benefits. If applicable, no CDSC will be applied to Accumulation Balance transferred to Funds or the Fixed Accumulation Feature, or vice versa. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date. See Personal Pension Account Example 3 in Appendix A for an illustration of transfers into your Personal Pension Account.
As a result of these out-bound transfer restrictions, it may take a significant amount of time (i.e., several years) to move Accumulation Balance to Funds or the Fixed Accumulation Feature and therefore this may not provide an effective short term defensive strategy. Please refer to Example 3 under the Personal Pension Account Examples in Appendix A for an illustration of transfer restrictions.
What happens if you change ownership?
Except as otherwise provided in the Annuity Payouts section, any successor owner must continue to abide by the Target Income Age and Guarantee Window you establish at the time of your first Personal Pension Account Contribution.
Can your Spouse continue your Lifetime Withdrawal Benefit?
Yes. However, you may not make any Personal Pension Account Contributions any time after your Spouse is removed from your Contract if Annuity Payout Option Eight was elected. Please refer to Annuity Payout Options Two and Eight for further information.
What happens if you annuitize your Contract?
You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d Annuity Payouts. You may not make any Personal Pension Account Contributions after the Annuity Commencement Date. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date.
Are there restrictions on how you must invest?
Yes. You have no discretion over the management of sums invested in the Personal Pension Account as they are held in our General Account.
Are there restrictions on the amount of subsequent Contributions?
As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

In addition, our prior approval may be required for any single or cumulative Personal Pension Account Contribution of $1 million or more made prior to October 3, 2014. Each subsequent Personal Pension Account Contribution must be at least $1,000.

Can we aggregate Contracts?
No.
Other Information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
Special consideration should be given by Personal Pension Account investors who are under age 40 based on the twenty-year limitation on setting your Target Income Age and the absence of guaranteed Payout Purchase Rates applied if Personal Pension Account Payouts commence outside of your Guarantee Window.

•
Because we impose commutation and transfer limitations, please work with your investment professional to ensure that your investments in the Fixed Accumulation Feature and Funds (in addition to other available assets) will be adequate to meet your liquidity and/or RMD (if applicable) needs before investing in the Personal Pension Account.

•	Credited Interest Rates available under the Personal Pension Account may be higher or lower than interest rates offered under the Fixed Accumulation Feature.

•
You must select either Annuity Payout Option Two or Eight in order to receive Personal Pension Account Payouts. These Annuity Payout Options include restrictions as to who may serve as Annuitant, Joint Annuitant and Beneficiary.

•
Anyone considering investing their entire Deposit into the Personal Pension Account should first discuss with their investment professional whether a single Premium immediate annuity may offer better Payout Purchase Rates.

•
The Personal Pension Account should not be confused with a pension plan under ERISA. Neither we nor any of our affiliates assume any fiduciary duties, as such terms are defined under ERISA laws and regulations. The Personal Pension Account is not a defined benefit plan guaranteed by the Pension Benefit Guaranty Corporation or any federal or state government agency. This feature is not a corporate pension plan issued by us or our affiliates.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
7. Optional Accumulation Benefit
Safety Plus
Objective
The objective of the rider is to ensure that you receive no less than the Guaranteed Accumulation Benefit of the Safety Plus rider on the rider maturity date and provides enhanced income to the Personal Pension Account at the rider maturity date. Your Guaranteed Accumulation Benefit will initially equal your Premium Payments and will increase by subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account if such Premium Payments and transfers are received before your first rider anniversary.
Please consider the following prior to electing this rider:

•	The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
This rider may terminate due to adverse (or catastrophic) market conditions which cause a reduction in Contract Value below the minimum amount rule.
How does the rider help achieve this goal?
On the tenth Contract Anniversary from the date you buy the rider (the rider maturity date), we will compare your Contract Value with the Guaranteed Accumulation Benefit. If the Guaranteed Accumulation Benefit is greater than your Contract Value, then we will apply a one-time adjustment to your Contract Value equal to the difference between your Contract Value and Guaranteed Accumulation Benefit. This one-time adjustment will be distributed among the various Funds and Fixed Accumulation Feature, if applicable, in which your Contract Value is then allocated, on a pro-rata basis. After this one-time adjustment, the rider will terminate. However, if your Contract Value on the rider maturity date is greater than the Guaranteed Accumulation Benefit, then there will be no adjustment to your Contract Value and the rider will terminate without notice. See Safety Plus Examples 1-2 in Appendix A.
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account, we will apply a one-time increase to the Personal Pension Account maximum guaranteed Payout Purchase Rate. This one-time increase will be an amount up to, but not greater than, the Guaranteed Accumulation Benefit. This increase is referred to as the income enhancer, described below.
When can you buy the rider?
The Safety Plus rider is closed to new investors (including existing Owners).

You may only buy the rider at the time you buy your Contract. The maximum age of any Contract Owner or Annuitant when buying this rider is 80. You must identify your Spouse as the Joint Annuitant when electing this rider if electing Annuity Payout Option Eight.
The rider may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. The rider may not be available in all states. We reserve the right to withdraw the rider or any rider charge structure at any time.
Does buying the rider preclude you from buying other riders?
Yes, buying this rider precludes you from electing Future5, Future6, or Daily Lock Income Benefit.
How is the charge for the rider calculated?
The fee for the rider is based on your Guaranteed Accumulation Benefit. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account until the rider maturity date.
If the rider is revoked or terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on Guaranteed Accumulation Benefit immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the rider?
Yes. Your Guaranteed Accumulation Benefit is the basis upon which we determine our guarantee obligation on the rider maturity date. Your starting Guaranteed Accumulation Benefit will equal your initial Premium Payment (without deduction for sales charges, if any). Your Guaranteed Accumulation Benefit will increase, on a dollar-for-dollar basis, to reflect subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account only if such Premium Payments and transfer are received before your first rider anniversary. Please refer to Safety Plus Examples 1-2 in Appendix A.
Surrenders will reduce your Guaranteed Accumulation Benefit on a proportionate basis. If your Contract Value is less than your Guaranteed Accumulation Benefit, reductions on a proportionate basis may be greater than if taken on a dollar-for-dollar basis. See Safety Plus Examples 3 and 4 in Appendix A for an illustration of this calculation.
Transfers into the Personal Pension Account that are equal to or less than the Transfer Limit will reduce your Guaranteed Accumulation Benefit on a dollar-for-dollar basis. Transfers in excess the Transfer Limit in any Contract Year will then reduce your Guaranteed Accumulation Benefit on a proportionate basis. Please refer to Safety Plus Examples 2; 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
You may not carry over unused transfer sums from one Contract Year to another. Your Transfer Limit may change on each Contract Anniversary and whenever you make subsequent Premium Payments, make Surrenders, transfer sums from the Personal Pension Account or make an change in the Owners of the Contract. Optional Death Benefit riders each have their own Transfer Limit, which may be a different amount than the Transfer Limit imposed by Safety Plus. In the event of a conflict, the Transfer Limit of Safety Plus prevails. The Safety Plus Transfer Limit is equal to 5% of the Guaranteed Accumulation Benefit at each Contract Anniversary.
Your Guaranteed Accumulation Benefit can never be less than $0 or more than $5 million. Any activities that would otherwise increase your Guaranteed Accumulation Benefit above this limit will not be included for any benefits under the rider.

•	Income Enhancer
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account under this option, we will apply an increase to the Personal Pension Account Maximum Guaranteed Payout Purchase Rate equal to 20% greater than the then current Personal Pension Account Maximum Guaranteed Payout Purchase Rate. The increased Payout Purchase Rate will only be applied to an amount up to, but not greater than, the Guaranteed Accumulation Benefit and must be transferred to the Personal Pension Account after the rider maturity date but prior to the eleventh Contract Anniversary following the rider effective date. This Safety Plus feature is not available if the Personal Pension Account is not available in your state. Please refer to Safety Plus Example 2 in Appendix A.
Transferring Contract Value may proportionately reduce your Death Benefit. Please refer to “What effect do partial or full Surrenders have on your benefits under the rider?” for more information regarding excessive transfers. Please refer to Annuity Payout Option Eight in Section 4.d, for important considerations regarding the configuration of contract ownership roles when selecting a joint and last survivor life Annuity Payout Option for Personal Pension Account Payouts.
Is the rider designed to pay you withdrawal benefits for your lifetime?
No.
Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.

Can you revoke the rider?
Yes. At any time following the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date, you may elect to terminate this rider. The Contract Value will not be adjusted to equal the Guaranteed Accumulation Benefit and the rider will terminate.
What effect do Partial or Full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Guaranteed Accumulation Benefit.
If your Contract Value on any Contract Anniversary is ever reduced below the Contract minimum amount rule (as described in Section 4.c) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount rule, then your Contract Value will be liquidated and the Contract and all its riders, including this rider, shall terminate and no rider benefits shall be paid.
What happens if you change ownership?
Any Contract change before the Annuity Commencement Date which causes a change in the ownership will result in the recalculation of the benefits provided under the rider. We reserve the right to approve any ownership changes.
If the age of the oldest Owner(s) after the ownership change is older than the maximum issue age for this rider on the effective Valuation Day of the ownership change, we will terminate the rider.
If the age of the oldest Owner(s) after the ownership change is younger than or equal to the maximum issue age of the rider at the time of the ownership change and the ownership changes occur within the first six months from the Contract issue date, it will not cause a recalculation of the benefits or changes under the rider.
Ownership changes after the first six months from the Contract Issue date will cause a recalculation of the benefits under either (a) or (b):

(a)	If the rider or a similar rider, as we determine, is not currently available for sale we will terminate the rider; or

(b)
If the rider is currently available for sale, we will continue the existing rider at the rider charge that is currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will be recalculated to equal the lesser of the Contract Value or the then current Guaranteed Accumulation Benefit, on the effective Valuation Day of the ownership change. The rider maturity date will not change.

Can your Spouse continue your rider?
Yes. The following are the effects of an ownership change if your Spouse continues the Contract under the Spouse Beneficiary provision of the Contract, if applicable:
If your Spouse is younger than or equal to the maximum issue age for the rider at the time of the continuation, then either (a) or (b) will apply as follows:

a)	If the rider is not currently available for sale or a similar rider, as we determine, we will terminate this rider; or

b)
If the rider is currently available for sale, we will continue the rider at the rider charge that is then currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will not change. The rider maturity date will not change.

If your Spouse is older than the maximum issue age for the rider on the effective Valuation Day of the Spousal Contract continuation, we will terminate the rider.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract before the rider maturity date, you will forfeit all of your rights under the rider and will not receive the Guaranteed Accumulation Benefit.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D or you may invest 100% in the BlackRock Managed Volatility V.I. Fund. The models rebalance monthly.
We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provides very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in the BLackRock Managed Volatility V.I. Fund with these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate Hartford's guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. For purposes of determining the Guaranteed Accumulation Benefit, we reserve the right to treat as one all deferred variable annuity contracts issued by us (or our affiliates) where you have elected any similar optional guaranteed minimum accumulation benefit rider. We will not aggregate contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit (such as Safety Plus) with a Contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
Your required participation in the Personal Protection Portfolio models end when the rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	Annuitizing your Contract, whether voluntarily or not, will impact and possibly eliminate these benefits.

•	We may terminate the rider based on your violation of benefit rules and may otherwise withdraw the rider (or any benefits) for new Contract sales at any time.

•	Certain changes in ownership may result in a reduction, recalculation or forfeiture of benefits.

•	The fee for the rider will not increase unless there is an ownership change or Spousal Contract continuation.

•	We will share data regarding your Contract with affiliates or designees to help us manage our guarantee obligation under this rider.

•
Due to the anticipated impact of these investment restrictions on potential upside performance, it is important that you discuss with your investment professional whether, among other things, a traditional fixed annuity, high grade fixed income securities or a certificate of deposit might better suit your long term needs.

•
This rider is not RMD friendly. Electing the rider when using this contract to meet your RMD obligations may have negative consequences inasmuch as your benefits are reduced proportionally for any partial Surrender. We are not responsible for violations due to your obligation to comply with RMD obligations.

•	The purchase of this rider may not be appropriate for custodial owned contracts, Beneficiary or inherited IRAs or contracts owned by certain types of non-natural entities, including Charitable Trusts.

•	Safety Plus is referred to as Guaranteed Minimum Accumulation Benefit Plus Rider in your Contract.

•	The Fixed Accumulation Feature is not available if you have elected Safety Plus.
Any obligation we have under the Contract, including the optional accumulation benefit, is subject to our financial strength and claims-paying ability and our long-term ability to meet such obligations.
8. Additional Information
a. Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Balance: The sum of all Personal Pension Account Contributions increased by credited interest; minus any transfers into any other Account(s) and any conversion into Annuity Payout Value.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Payment Base: For Daily Lock Income Benefit, the value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Payment Base will occur.
Annual Maintenance Fee: An annual charge deducted on a Contract Anniversary or upon full Surrender.
Annual Withdrawal Amount (AWA): The amount you may Surrender each Contract Year without incurring a CDSC.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract, excluding any Personal Pension Account Payout pursuant to the Personal Pension Account.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select. Annuity Payout includes Personal Pension Account Payouts.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date, the death of the Contract Owner or Annuitant; or annuitization(s) of Benefit Balance.
Annuity Payout Value: The portion of your Benefit Balance converted into Personal Pension Account Payouts, as reduced by future Personal Pension Account Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Factor: A factor that neutralizes the Assumed Investment Return when determining the Annuity Unit Value. When the Assumed Investment Return is 3%, the daily factor is 0.999919. When the Assumed Investment Return is 5%, the daily factor is 0.999866. And when the Assumed Investment Return is 6%, the daily factor is 0.999840.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.

Assumed Investment Return: The investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Balance: Personal Pension Account Contributions, as adjusted for transfers to or from Contract Value, credited interest and/or annuitization. Benefit Balance includes Annuity Payout Value, if any.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any Annuity Payout due and payable during the Guaranteed Payout Duration. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender or take money out of your Contract in the form of a commutation of Annuity Payout Value or certain annuity payout options.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Sub-Account and the Fixed Accumulation Feature.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the lifetime withdrawal feature under Future5, Future6 and Daily Lock Income Benefit guaranteed minimum withdrawal benefit riders. For Daily Lock Income Benefit, the Covered Life will always be annuitant or Joint Annuitant, if applicable.
Credited Interest Rate: The interest rates that we agree to credit during different times over the duration of your Contract for the Personal Pension Account.
Deferral Bonus: The amount added to your Payment Base on each Contract Anniversary while the Deferral Bonus Period is in effect if a Market Increase does not occur on such Contract Anniversary.
Deferral Bonus Period: The Deferral Bonus Period commences on the date that either Future5, Future6, or Daily Lock Income Benefit has been added to your Contract and Deferral Bonus Period ends when the first of the following events occur: (a) tenth Contract Anniversary from the date that either Future5, Future6, or Daily Lock Income Benefit has been added to your Contract, (b) the Valuation Day that you take your first partial Surrender (including your first Lifetime Benefit Payment or Threshold Payment); or (c) the Valuation Day that you first transfer any Contract Value to the Personal Pension Account in excess of the applicable Transfer Limit. Once the Deferral Bonus Period ends, it cannot be re-started.
Death Benefit: Except as otherwise provided, the amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or an optional Death Benefit plus the Personal Pension Account Death Benefit.
Deposit: The sum of all Premium Payments and Personal Pension Account Contributions.
Dollar Cost Averaging: A program that allows you to systematically make transfers into Funds or the Personal Pension Account.
Eligible Investment: The amount we use to assign applicable CDSC and Premium Based Charge amounts. Eligible Investments are the higher of (a) Deposits less any withdrawals; or (b) your last Valuation Day’s Total Balance.
Enhanced Return Of Premium: One of two components used to determine the Legacy Lock that provides a Death Benefit amount that will not be reduced by Lifetime Benefit Payments.
Financial Intermediary: The investment professional through whom you purchase your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all classes of Contracts we offered contain a Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.

General Account: The General Account includes our Company assets, including any money you may have invested in the Fixed Accumulation Feature, if available, and the Personal Pension Account.
Guarantee Window: The seven year time period during which we guarantee Personal Pension Account Payouts. You set your Guarantee Window by selecting your Target Income Age (when you make your first Personal Pension Account Contribution). Your Guarantee Window is three years before and after your Target Income Age.
Guaranteed Accumulation Benefit: The amount used to determine the Safety Plus Transfer Limit, the rider charge and the guaranteed amount payable at the rider maturity date.
Guaranteed Payout Duration: The time period (sometimes referred to as a period certain) specified in Annuity Payout Options Three, Five and Six; and with respect to Annuity Payout Options Two and Eight, the time period equal to the applicable Annuity Payout Value divided by the corresponding Personal Pension Account Payout.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year under Future5, Future6 and Daily Lock Income Benefit.
Lifetime Income Eligibility Date: The Valuation Day when the Covered Life has an attained age of 59½.
Market Increases: A potential increase to your Payment Base prior to the deduction of rider charges based on market performance subject to the applicable Payment Base Cap, if any.
Maximum Anniversary Value: The highest Contract Value as of each Contract Anniversary prior to the date of death of the oldest Owner or the Annuitant’s 81st birthday, whichever first occurs, adjusted for any Premium Payments, or transfers to or from the Personal Pension Account and partial Surrenders occurring after such Contract Anniversary.
Maximum Daily Value: The highest attained Contract Value prior to the first to occur of the date of death or the oldest Owner or the Annuitant’s 81st birthday, and adjusted for any Premium Payments, any transfers to or from the Personal Pension Account and any partial Surrenders.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments, Threshold Payments, Transfer Limit and rider charge under Future5, Future6, or Daily Lock Income Benefit.
Payment Base Cap: The maximum percentage the Payment Base may be increased due to a Market Increase or a Deferral Bonus under Future6, Future5 or Daily Lock Income Benefit.
Payout Purchase Rates: The monthly rates per thousand that we agree to apply upon establishing an Annuity Payout Value.
Personal Pension Account Contributions: Sums allocated to the Personal Pension Account. Personal Pension Account Contributions may take the form of Deposits or transfers of Contract Value from Sub-Accounts or the Fixed Accumulation Feature (if applicable).
Personal Pension Account Payouts: Regularly scheduled periodic payments of Annuity Payout Value.
Premium or Premium Payment: Money sent to us to be invested in your Sub-Accounts and your Fixed Accumulation Feature. A Premium Payment does not include Personal Pension Account Contributions. Portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are considered to be Premium Payments that become part of your Contract Value.
Remaining Gross Premium: Equals the Premium Payments adjusted by prior partial Surrenders. During the CDSC period, Premium Payments will be adjusted for partial Surrenders in excess of the AWA; after the CDSC period, Premium Payments will be adjusted for all partial Surrenders.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.

Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract. For the purposes of optional riders only, a Surrender may also include a transfer of Contract Value to Benefit Balance.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding). Surrender Value does not include the Commuted Value of your Personal Pension Account.
Target Income Age: The year that commences with the birthday of the oldest Annuitant during which Personal Pension Account Payouts are expected to begin. Target Income Age establishes your Guarantee Window during which a guaranteed Payout Purchase Rate will be applied to your Accumulation Balance.
Threshold Payments: The amount payable in the form of partial Surrenders under Future5, Future6, or Daily Lock Income Benefit taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date.
Total Balance: The sum of your Contract Value and Benefit Balance.
Transfer Limit: The threshold amount that you may partially Surrender or move within the Contract without causing your rider benefits to be reduced on a proportionate basis or terminate your Deferral Bonus Period for the Future5, Future6, or Daily Lock Income Benefit riders. The Transfer Limit varies by rider.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
Withdrawal Percentage: The percentage of your Payment Base that you may withdraw each Contract Year in the form of a Lifetime Benefit Payment or Threshold Payment.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - The Fixed Accumulation Feature is not available.
California - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first thirty-five days your initial Premium Payment is invested. After the thirty-fifth day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the thirty-five days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Contract Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Contract Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut, Florida, Illinois, New Jersey, Tennessee and Texas - The limit on Living Benefits and Death Benefits imposed when contracts are aggregated does not apply.
Connecticut and New Jersey - Our approval is required for any subsequent Contribution or transfer resulting in cumulative Contributions and transfers into the Personal Pension Account exceeding $50,000.
Connecticut - The assignment restrictions on the living benefits and Death Benefits do not apply.
Delaware - The maximum rider charge for Maximum Anniversary Value Death Benefit is 1.00%.

Florida - If you are age 65 or older on the contract issue date, CDSCs will be capped at 10% of the amount withdrawn. The cap does not apply to accredited investors.
Maryland - The Annual Maintenance Fee for C-Share and I-Share contracts is $30.
Massachusetts - We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later (B, C and L Share Contracts). The Nursing Home Waiver is not available. The Fixed Accumulation Feature investment restrictions do not apply to investors.
Minnesota - The CDSC for B share contracts are 7.5%, 7%, 6.5%, 6%, 5%,4%, 3%, 0%. The CDSC for L share contracts 7.5%, 7%, 6%, 5%, 0%.
New Jersey - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. If an optional Death Benefit is elected, our approval is required for any subsequent Premium Payment received after the first twelve months.
New York - Contracts issued by Hartford Life and Annuity are not available in New York. The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. Letters of Intent are not available as a basis to reduce sales charges. The assignment restrictions on the living benefits and Death Benefits do not apply. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.
Oklahoma - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Oregon - The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
Pennsylvania - The Nursing Home Waiver minimum confinement period is changed from 180 days to ninety days. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
South Dakota - This contract ceased sales as of January 1, 2013.
Texas - The assignment restrictions on the living benefits and death benefits do not apply. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Washington - The Personal Pension Account is not available. In any year when no Premium Payment is paid into the Fixed Accumulation Feature, any pro-rata portion of the fee taken from the Fixed Accumulation Feature will be limited to interest earned in excess of the 3% for that year. The Target Income Age is subject to limitations based on the Annuitant’s age as of the date of the first Contribution.
c. Miscellaneous
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a recalculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned subject to the ownership change restrictions above. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. When you purchased this Contract you represented and warranted that you were not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may unilaterally modify the Contract to reflect, among other things, changes in applicable tax law or interpretations of tax law, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Owners through regular mail as an endorsement to their Contract.

Medicaid Benefits - Medicaid estate planning may be important to people who are concerned about long term care costs. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits. Ownership interests or Beneficiary status under this variable annuity could render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and Beneficiary status of your Contract. This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
d. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
e. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (HSD) under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2017. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.

Class B and I share Contracts may have been sold directly to the following individuals free of any commission: 1) our current or retired officers, directors, trustees and employees (and their families) and our corporate parent, affiliates and subsidiaries; and 2) employees and investment professionals of Financial Intermediaries. If applicable, we may have credited the Class B share Contract with a credit of 5.0% of the initial Deposit and each subsequent Deposit, if any. This additional percentage of Deposit in no way affects current or future charges, rights, benefits or account values of other Owners.
The financial advisory arrangement otherwise required in order to purchase Class I share Contracts shall not be applicable to Hartford’s Personal Retirement Manager variable annuities bought by any of our current or retired officers, directors, trustees and employees or those of our corporate parent, affiliates and subsidiaries.
This prospectus does not constitute personalized investment or financial planning advice or a recommendation to purchase this or any other variable annuity. We reserve the right to modify, suspend, or terminate these privileges at any time.

We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under Commissions). Certain selected Financial Intermediaries also receive additional compensation (described below under Additional Payments). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Deposits or Total Balance.

•	Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7.5% of each Deposit. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Total Balance. We pay no additional commissions with respect to assets moved from the Personal Pension Account to Sub-Accounts or the Fixed Accumulation Feature. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to Owners over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

•	Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2017, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Securities America, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2017, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2017, Additional Payments did not in the aggregate exceed approximately $15.6 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $18,500.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Operational Risks
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate

APP TAX-2

Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

APP TAX-3

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

We believe that Personal Pension Account Payouts are partial annuitizations of the Contract, and that an equitable allocation of the investment in the contract would be in proportion to the estimated fair market values of the portions of the Contract.
When annuitization of the Personal Pension Account has occurred, your Benefit Balance will be calculated by using an actuarial present value formula.
b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated

APP TAX-4

and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 591⁄2.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.

e.	Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

f.	Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant

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shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

g.	Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.

3.	Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail

APP TAX-6

the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any,that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However,there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
5. Certain Tax Considerations for Full or Partial Settlement Payments from the Personal Pension Account
The recent enactment of new Section 72(a)(2) of the Code for partial annuitizations provides direction on how Personal Pension Account Payouts should be treated for tax purposes, effective for payments received in taxable years beginning after December 31, 2010 (regardless of when the annuity was purchased). However, because there is yet to be guidance on the new provisions from the IRS, there is still some uncertainty as to how the partial annuitization provisions will be applied and we advise you to consult with a qualified tax adviser concerning such tax treatment before you deposit amounts into the Personal Pension Accont or take a settllement for a Personal Pension Account Payout.
With respect to the Peronal Pension Account, the Company plans to report any periodic payments under a settlement of the Personal Pension Account (Personal Pension Account Payouts) as amounts received as an annuity and a partial annuitization of the Contract, resulting in that portion of the Contract being treated as a separate contract for which an annuity starting date is assigned, a portion of the investment in the contract is allocated and an exclusion ratio is determined (discussed in subparagraph 2.a. above). Likewise, after December 31, 2010, the Company plans to report any continuing periodic settlement payments from the Personal Pension Account as amounts received as an annuity under a separate contract with an annuity starting date of January 1, 2010, for which a portion of the investment in the contract should be allocated and an exclusion ratio should be determined consistent with new Section 72(a)(2) of the Code (and discussed in subparagraph 2.a. above).
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding,pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner,generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

APP TAX-7

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

APP TAX-8

Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a. Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 701⁄2 or dies, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

APP TAX-9

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b. SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c. SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d. Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After

APP TAX-10

2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 591⁄2;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the

APP TAX-11

second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($18,000 for 2017 and $18,500 for 2018). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.	Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Additional Taxes on Premature Distributions

APP TAX-12

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

b.	RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —

(i)	the calendar year in which the individual attains age 701⁄2, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 701⁄2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 701⁄2.

APP TAX-13

If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —

APP TAX-14

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.
9. Certain Tax Considerations with the Personal Pension Account in Qualified Plans
Because the IRS has published no guidance on the tax treatment of arrangements resembling the Personal Pension Account, there is necessarily some uncertainty as to how an annuity contract with a Personal Pension Account will be treated in different types of Qualified Plans, and we advise you to consult with a qualified tax adviser concerning such treatment before you deposit any amount into a Personal Pension Account that is held in any Qualified Plan.
Among such tax issues for you to consider with a qualified tax adviser in such a case are the following:
a.    Any amounts received by you (or your payee) prior to your attaining age 591⁄2 are generally subject to the additional tax on premature distributions described above, unless such an amount received can qualify for an exception from such a additional tax, e.g., scheduled payments that qualify for the SEPP Exception. In addition, any modification in payments qualifying for the SEPP Exception (e.g., by commutation) can have adverse additional tax consequences, as described above.
b. The tax rules for satisfying RMD requirements vary according to both the form of Qualified Plan (e.g., NonRoth or Roth IRA) and the form of payment (e.g., periodic annuity payout or non-periodic distribution from an account value). As a result, such variations should be considered when RMD amounts need to be taken (e.g., after age 701⁄2 or death). In addition, any modification in the form or amount of such payments (e.g., by commutation) could have adverse tax

APP TAX-15

consequences, if such a modification does not satisfy an IRS-recognized RMD exception (e.g., for an acceleration or other change in periodic payments under Reg. § 1.401(a) (9)-6, Q&A-1 and Q&A-14).
c.    Any attempt to transfer an amount from the Benefit Balance to Sub-Accounts or the Fixed Accumulation Feature (if available) that exceeds the threshold for such a transfer will be treated by us as a form of annuitization distribution from the Personal Pension Account, and thus may not qualify as a tax-free direct transfer. Instead, such an attempted excess transfer could be treated for tax purposes as a potentially taxable distribution out of the entire annuity contract, followed by a contribution back into the same contract. While such a distribution from an IRA may qualify for 60-day rollover treatment (if it is not needed to satisfy RMD requirements), only one such tax-free 60-day rollover is allowed for any 365-day period for any individual from all of such individual’s IRAs. Failing such tax-free rollover treatment, such a distribution could be subject to both income and additional tax, and any deemed contribution back into the contract may be subject to an excise tax on excess contributions, particularly after age 701⁄2. In addition, any such distribution from a non-IRA form of Qualified Plan may be subject to the 20% mandatory withholding tax, unless such distribution is an RMD or otherwise avoids classification as an “eligible rollover distribution,” as described above.

APP A-1

Appendix A — Examples*
Table of Contents

Page
Contingent Deferred Sales Charge (CDSC) Examples	APP A-2
Premium Based Charge Examples	APP A-7
Personal Pension Account (PPA) Examples	APP A-8
Maximum Anniversary Value (MAV) V Examples	APP A-16
Return of Premium (ROP) V Example	APP A-16
Maximum Daily Value Examples	APP A-19
Legacy Lock Examples	APP A-21
Safety Plus Examples	APP A-23
Future5 and Future6 Examples	APP A-24
Daily Lock Income Benefit Examples	APP A-26

*	All example calculations are rounded to the nearest dollar.

APP A-2

Contingent Deferred Sales Charge Examples (Class B and Class L shares)
All CDSC Examples reflect gross withdrawals that deduct the CDSC and the Premium Based Charge from the amount of the partial Surrenders requested.
Example 1: Illustrates a partial Surrender that is equal to the AWA in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $90,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $85,000

•	AWA is $0
Example 2: Illustrates a partial Surrender in excess of the AWA in a down market and impacts to subsequent AWA calculations. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the first partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $90,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $85,000

•	AWA is $0
Next, assume an additional Surrender during the same Contract Year equals $5,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values immediately prior to the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

APP A-3

•	Contract Value is $75,000

•	Earnings are $0

•	AWA is $0
Step 3: As the AWA is $0; the entire $5,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,667 ($100,000 x [$5,000/$75,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $533 [8% x $6,667].
Step 6: We deduct the CDSC of $533 from the excess amount $5,000. The amount paid to you is $4,467.
Values after the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $93,333 ($100,000 - $6,667)

•	Contract Value is $70,000

•	AWA is $0
Next, assume that a third partial Surrender is taken during Contract Year 3 for an amount equal to $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $93,333

•	Contract Value is $78,000

•	Earnings are $0

•	AWA is $5,000
Step 3: We deduct the available AWA of $5,000; the remaining $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $12,785 ($93,333 x [$10,000/$73,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $895 [7% x $12,785].
Step 6: We deduct the CDSC of $895 from the excess amount $10,000, and combine this with your AWA of $5,000. The amount paid to you is $14,105.
Values after the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $80,548 ($93,333 - $12,785)

•	Contract Value is $63,000

•	AWA is $0
Example 3: Illustrates a partial Surrender in excess of the AWA in an up market, the non-cumulative feature of the AWA and impacts to future AWA calculations. Assume a partial Surrender is taken in Contract Year 1 for $10,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values prior to the first partial Surrender:

•	Deposits are $100,000

APP A-4

•	Remaining Gross Premiums are $100,000

•	Contract Value is $110,000

•	Earnings are $10,000

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $10,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the first partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $100,000

•	Contract Value is $100,000

•	AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 1 for $10,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $100,000

•	Earnings are $0

•	AWA is $0
Step 3: As the AWA is $0; the entire $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $10,000 ($100,000 x [$10,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $850 [8.5% x $10,000].
Step 6: We deduct the CDSC of $850 from the excess amount $10,000. The amount paid to you is $9,150.
Values after the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $90,000 ($100,000 - $10,000)

•	Contract Value is $90,000

•	AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 3 for $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA of $0.
Values prior to the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $90,000

•	Contract Value is $99,000

•	Earnings are $9,000

•	AWA is $9,000

APP A-5

Step 3: We deduct the available AWA of $9,000; the remaining $6,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,000 ($90,000 x [$6,000/$90,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $420 [7% x $6,000].
Step 6: We deduct the CDSC of $420 from the excess amount $6,000, and combine this with your AWA of $9,000. The amount paid to you is $14,580.
Values after the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $84,000 ($90,000 - $6,000)

•	Contract Value is $84,000

•	AWA is $0
Example 4: Illustrates a full Surrender calculation with one of two Deposits out of the applicable CDSC schedule. Assume two Deposits were made for $100,000 each invested in the Sub-Accounts. The first was applied at the beginning of Contract Year 1, the second in the beginning of Contract Year 3. A full Surrender is taken in Contract Year 8.
Step 1: Your initial Deposit of $100,000 is available without a CDSC.
Values prior to the full Surrender:

•	Deposits are $200,000

•	Remaining Gross Premiums is $200,000

•	Remaining Gross Premium subject to CDSC is $100,000

•	Contract Value just prior to the full Surrender is $300,000

•	Earnings are $100,000

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $100,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings.
Step 2: The full Surrender is in excess of the sum of the AWA of $100,000 plus the amount determined in Step 1 of $100,000.
Step 3: We deduct the available AWA; the remaining $100,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$100,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 4%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $4,000 [4% x $100,000].
Step 6: We deduct the CDSC of $4,000 from the excess amount $100,000, and combine this with your AWA of $200,000. The amount paid to you is $296,000.
Values after the full Surrender:

•	Contract Value is $0
The Contract is terminated.
Example 5: Illustrates a full Surrender calculation in a down market. Assume $100,000 is invested in the Sub-Accounts, and a full Surrender occurs in Contract Year 3.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full Surrender is in excess of the AWA.
Values prior to the full Surrender:

•	Deposits are $100,000

APP A-6

•	Remaining Gross Premiums are $100,000

•	Contract Value just prior to the full Surrender is $50,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 3: We deduct the available AWA of $5,000; the remaining $45,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$45,000/$45,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $7,000 [7% x $100,000].
Step 6: We deduct the CDSC of $7,000 from the excess amount $45,000, and combine this with your AWA of $5,000. The amount paid to you is $43,000.
Values after the full Surrender:

•	Contract Value is $0
The Contract is terminated.
Example 6: Illustrates a commutation of the Personal Pension Account Annuity Payout Value. The same concept will apply to the commuted value of period certain Annuity Payouts. Assume $100,000 is invested into the Personal Pension Account and you commence PPA Payouts. One PPA Payout has previously occurred for $420. Then, a commutation of all remaining Annuity Payout Value occurs in Contract Year 1, and life-contingent Payouts are waived.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full withdrawal is in excess of the AWA.
Values prior to the full commutation:

•	Contract Value is $0

•	Accumulation Balance is $0

•	Annuity Payout Value is $99,826

•	Deposit subject to CDSC is $100,000

•	AWA is $4,580

•	Your AWA is 5% of total Deposits subject to CDSC, or (2) earnings
Upon the commutation of remaining PPA Payouts, we reduce the Annuity Payout Value by an adjustment that takes into account the current value of the future Payouts you would have received during your Guaranteed Payout Duration using a discount rate determined in accordance with the factors described in the prospectus. For this commutation, the adjustment is $31,956. Please refer to Personal Pension Account Example 4a in this Appendix A for a more complete description of commutation.
The resulting value of $67,871 is the Commuted Value for the purposes of CDSC calculation.
Step 3: We deduct the available AWA of $4,580; the remaining $63,291 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Personal Pension Account Contributions still subject to CDSC.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Commuted Value of all Annuity Payout Value + Accumulation Balance immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$63,291 /$63,291]). This is equal to the entire Deposit, subject to CDSC. Your Deposits, subject to CDSC (as used in the context of annuity payouts) are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $8,500.

APP A-7

Step 6: We deduct the CDSC of $8,500 from the excess amount $63,291, and combine this with your AWA of $4,580. The amount paid to you is $59,371.
Values after the full commutation:
•Annuity Payout Value is $0
The Contract is terminated.
Example 7: Illustrates the reallocation of Remaining Gross Premium (as used in the context of Annuity Payouts) upon a transfer to the Personal Pension Account. Assume a transfer of funds equal to $20,000 from Contract Value to the Personal Pension Account in Contract Year 2.
Values immediately prior to the transfer:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $120,000
•Accumulation Balance is $0
Remaining Gross Premiums are reallocated proportionally upon a transfer of funds from the Contract Value to the Personal Pension Account as the portion of Deposits still subject to CDSC.
The amount reallocated is derived by [A/B]:
A = The amount of the transfer
B = The Contract Value immediately prior to the transfer
For this transfer, $16,667 is reallocated from the Contract Value. After the Transfer to the Personal Pension Account
•Premium Payments allocated to Contract Value is $83,333
•Remaining Gross Premiums is $83,333
•Deposits subject to CDSC allocated to the Personal Pension Account is $16,667
•Contract Value is $100,000
•Accumulation Balance is $20,000
On the whole, the amount subject to CDSC has remained constant.
Premium Based Charge Examples (Class B shares)
Example 1: Assume that your initial Deposit is $100,000. No Surrenders or transfers to the PPA occur during Contract Year 1. On Day 200 of Contract Year 2, you make a Surrender in excess of the AWA.
At the end of Contract Year 1, your annual Premium Based Charge is calculated solely on the Remaining Gross Premium at Contract Anniversary, as there were no Surrenders or transfers to the PPA during the Contract Year. The amount deducted from your Contract Value is $500 [($100,000 × 0.50%)].
Upon the Surrender in Contract Year 2, the Remaining Gross Premium subject to Premium Based Charge is determined to be $5,000. The Premium Based Charge is 0.50%. A pro-rated amount is determined for the number of days (200) since the last Contract Anniversary; this amount is $13.70 [($5,000 × 0.50%) × (200 / 365)]. This amount is not deducted at this time. The Remaining Gross Premium after the Surrender is $95,000.
Additionally, a CDSC of 8% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $400 ($5,000 x 8%), and unlike the Premium Based Charge, this amount is deducted from the partial Surrender. Assuming the amount that requested was a gross amount of $6,000, the amount paid to you is $5,600.
At the next Contract Anniversary, the Premium Base Charge is the sum of the Premium Based Charge applied to the Remaining Gross Premium, plus the pro-rated amount upon the partial Surrender. The Premium Based Charge applied to the Remaining Gross Premium is $475 ($95,000 × 0.50%). The amount deducted from your Contract Value is $488.70.
Example 2: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Surrender your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full Surrender and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310 / 365)].
Additionally, a CDSC of 5% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $5,000 ($100,000 x 5%) and both this amount and the Premium Based Charge are deducted upon a full Surrender. Assuming the Contract Value prior to the full Surrender was $190,000, the amount paid to you is $185,000.
Example 3: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Annuitize your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full annuitization, and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310/365)].
CDSC is not assessed upon a request to Annuitize the Contract Value.

APP A-8

Personal Pension Account Examples
Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Example 1: Standard Illustrations with a Partial Income Stream - Assume the initial Personal Pension Account Contribution is equal to $100,000 (no sums are invested in the Fixed Accumulation Feature or Sub-Accounts). Assume that in Contract Year 7, the Owner requested to commence an income stream based on $50,000 of Annuity Payout Value during the Guarantee Window. For the purposes of this Example, the Contract Owner chose a Target Income Age of 64. Hypothetical Credited Interest and Payout Purchase Rates are illustrated below.

A.
To understand how your guaranteed Payout Purchase Rates are set during your Guarantee Window (shaded area), see guaranteed Payout Purchase Rates in Contract Years 1 through 7. In this Example, the guaranteed Payout Purchase Rate is locked in at Contract Year 7 when Personal Pension Account Payouts commence.

B.
Credited Interest Rates vary during the duration of your Contract as illustrated in column 4. In this illustration, Credited Interest Rates change at the 10th Contract Year and again at the 20th Contract Year.

C.
Please refer to the last column in Contract Year 23 for an example of how Personal Pension Account Payouts will continue for the life of the Annuitant, Owner or joint Owner even though Annuity Payout Value has been exhausted.

	Contract Year*	Age	Benefit Balance	Credited Interest Rate	Accumulation Balance	Annuity Payout Value	Guaranteed Payout Purchase Rates (per 1000)	Personal Pension Account Payouts(2)
	0	60	$100,000	5.00%	$100,000
Guarantee Window	1	61	105,000	5.00%	105,000		61.99
	2	62	110,250	5.00%	110,250		62.33
	3	63	115,763	5.00%	115,763		62.72
	4	64	121,551	5.00%	121,551		63.16
	5	65	127,628	5.00%	127,628		63.65
	6	66	134,010	5.00%	134,010		64.17
	7	67	140,710	5.00%	90,710(1)	$50,000	64.73	$3,237

APP A-9

8	68	142,009	5.00%	95,246	46,763	3,237
9	69	143,535	5.00%	100,008	43,527	3,237
10	70	145,299	3.00%	105,008	40,290	3,237
11	71	145,212	3.00%	108,158	37,054	3,237
12	72	145,220	3.00%	111,403	33,817	3,237
13	73	145,326	3.00%	114,745	30,581	3,237
14	74	145,532	3.00%	118,188	27,344	3,237
15	75	145,841	3.00%	121,733	24,108	3,237
16	76	146,256	3.00%	125,385	20,871	3,237
17	77	146,781	3.00%	129,147	17,634	3,237
18	78	147,419	3.00%	133,021	14,398	3,237
19	79	148,173	3.00%	137,012	11,161	3,237
20	80	149,047	1.50%	141,122	7,925	3,237
21	81	147,927	1.50%	143,239	4,688	3,237
22	82	146,839	1.50%	145,388	1,452	3,237
23	83	147,568	1.50%	147,568	0	3,237

*	Contract Year “0” represents your Contract issue date.

(1)
Accumulation Balance is reduced by $50,000 that is converted into the Annuity Payout Value. CDSC’s and Premium tax have not been applied in this Example. If the $50,000 was instead commuted into a Commuted Value (assuming a hypothetical discount rate of 6%), the Commuted Value would be $32,294. The remaining Accumulation Balance can be converted into Annuity Payout Value at a later date for additional Personal Pension Account Payouts.

(2)	These Personal Pension Account Payouts shall continue for the life of the Annuitant, Owner or joint Owner pursuant to Annuity Payout Option Two.
Example 2: Subsequent PPA Deposits - Assume a $100,000 initial PPA Contribution was made at a time when we declared a hypothetical Credited Interest Rate of 4% and that a $15,000 subsequent PPA Contribution was made when we declared a hypothetical Credited Interest Rate of 3.75%. Your Benefit Balance would increase as follows:

Age		PPA Contribution	Credited Interest Rate		PPA Contribution	Credited Interest Rate	Total Benefit Balance
55	First Deposit	$100,000		Second Deposit			$100,000
56			4.00%				104,000
57			4.00%				108,160
58			4.00%				112,486
59			4.00%		$15,000		131,986
60			4.00%			3.75%	137,228
61			4.00%			3.75%	142,678
62			4.00%			3.75%	148,345
63			4.00%			3.75%	154,237
64			4.00%			3.75%	160,362
65			4.00%			3.75%	166,732

APP A-10

Example 3a: Benefit Balance Transfer - The following example illustrates the impact on various values associated to the Contract when a transfer from the Sub-Accounts to the PPA occurs. Assume that the Owner deposits $100,000 in the Sub-Accounts and then elects to transfer $5,000 from the Sub-Accounts to the PPA in which event:

	Transfer from Sub Accounts to the PPA
	Before Value	After Value
Sub-Account Value (assumed)	$130,000	$125,000
ROP V Withdrawal Limit	$0	$0
MAV V Withdrawal Limit	n/a	n/a
ROP V Death Benefit	$100,000	$96,153.85
MAV V - Anniversary Value (Before Value is assumed)	$107,000	$102,884.62
MAV V - Premium Payments	$100,000	$96,153.85
Benefit Balance	$0	$5,000

•	The Sub-Account Value is reduced by the amount of the transfer ($5,000).

•
As a result of the transfer, ROP V is reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).

•
As a result of the transfer, the MAV V Anniversary Value and Premium Payments are both reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).

•	Since there were no sums previously invested in the PPA, the Benefit Balance is increased by the amount of the transfer ($5,000).
Example 3b: Benefit Balance Transfer - The following example illustrates the impact on various values associated with the Contract when a transfer from the PPA to the Sub-Accounts occurs. Assume that the Owner makes a PPA Contribution of $100,000 into the PPA and then elects to transfer the maximum available transfer from the PPA to the Sub-Accounts. The transfer restriction considers the following factors:

End of Year	Maximum of A, B, C	A	B	C
1	$4,120	$4,120	$3,000	$0
2	$4,120	$4,073	$2,966	$4,120

•	Column A equals 4% of the Accumulation Balance as of the prior Contract Anniversary. Assume that the $100,000 PPA Contribution earns a Credited Interest Rate of 3%.

•	Column B equals the amount of interest credited to the Accumulation Balance over the most recent full Contract Year.

•	Column C equals the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.

	Transfer from PPA to the Sub-Accounts End of Year 1
	Before Value	After Value
Sub-Account Value (assumed)	$104,000	$108,120
Annual Withdrawal Amount	$5,000	$5,206
ROP V	$100,000	$104,120
MAV V - Anniversary Value (Before Value is assumed)	$100,000	$104,120
MAV V - Premium Payments	$100,000	$104,120
Benefit Balance	$103,000	$98,880

•	The Benefit Balance is reduced by the amount of the transfer ($4,120).

•
The Remaining Gross Premium associated with the Sub-Accounts is increased by the proportional amount of the contributions to the PPA still subject to CDSC. The proportional amount is equal to the transfer from the PPA divided by the Accumulation Balance. ($4,120/$103,000) = $4,000.

•	ROP V is increased dollar for dollar for the amount of the transfer ($4,120).

•	The MAV V Anniversary Value and Premium Payments are both increased dollar for dollar for the amount of the transfer ($4,120).

APP A-11

•	The Sub-Account Value is increased by the amount of the transfer ($4,120).
Example 4a: Full Commutation with Commuted Value - Assume that the Owner desires to start taking all PPA Payouts and then fully commute the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. For the purposes of this example, the Contract Owner chose a Target Income Age of 64. The Owner does not terminate their Contract and therefore PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). Also, assume that the initial PPA Contribution is equal to $100,000 and no Premium Payments have been invested in the Fixed Accumulation Feature or Sub-Accounts.

	Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value	Payout Purchase Rates (per 1000)(1)	Commuted Value	Payouts
	0	60	$100,000	$100,000	5.00%	$0	61.68
Guarantee Window	1	61	105,000	105,000	5.00%	0	61.99		$0
	2	62	110,250	110,250	5.00%	0	62.33		0
	3	63	115,763	115,763	5.00%	0	62.72		0
	4	64	121,551	121,551	5.00%	0	63.16		0
	5	65	127,628	127,628	5.00%	0	63.65		0
	6	66	134,010	134,010	5.00%	0	64.17		0
	7	67	140,710	140,710	5.00%	0	64.73		0
	8	68	147,746	147,746	5.00%	0	65.31		0
	9	69	155,133	155,133	5.00%	0	65.91		0
	10	70	162,889	162,889	3.00%	0	66.56		0
	11	71	167,776	167,776	3.00%	0	69.14		0
	12	72	172,809	172,809	3.00%	0	71.94		0
	13	73	177,994	177,994	3.00%	0	74.99		0
	14	74	183,334	183,334	3.00%	0	78.32		0
	15	75	188,834	188,834	3.00%	0	81.96		0
	16	76	194,499	194,499	3.00%	0	85.92		0
	17	77	200,333	200,333	3.00%	0	90.11		0
	18	78	206,343	206,343	3.00%	0	94.63		0
	19	79	212,534	212,534	3.00%	0	99.55		0
	20	80	218,910	0(2)	1.50%	218,910	111.11(3)	$165,439(4)	0(5)
	21	81	n/a	n/a	n/a(6)	n/a	n/a	n/a	n/a
	22	82	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	23	83	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	24	84	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	25	85	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	26	86	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	27	87	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	28	88	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	29	89	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)
	30	90	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)

*	Contract Year “0” represents your Contract issue date.

(1)
Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates

APP A-12

guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on being converted to Annuity Payout Value. CDSCs and Premium tax are not shown in this example.

(3)	Hypothetical Payout Purchase Rates are used because PPA Payouts and commutation may occur outside of the Guarantee Window.

(4)
The Commuted Value depicted is based on commutation of the Annuity Payout Value (in this Example, is the same as the Benefit Balance because this is a full commutation) of $218,910 using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the Guaranteed Payout Duration (i.e., $218,910/$24,323 = 9 years) calculated using this discount rate.

(5)
The PPA Payout is derived by multiplying the Annuity Payout Value by the Payout Purchase Rate applicable to the year in which commutation is requested and dividing by 1,000. In this case, $218,910*$111.11/1,000 = $24,323. However, in this example, PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living and have not terminated the Contract as illustrated in years 29 and 30.

(6)	Interest is no longer credited under the PPA.

(7)	Lifetime PPA Payouts resume because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.
Example 4b: Partial Commutation with Commuted Value - Assume that the Owner desires to start taking PPA Payouts and commute half of the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. In this Example, the Guarantee Window is represented by the shaded area in Contract Years 1 though 7. Contract Year 20 Before illustrates how the Annuity Payout Value is split in half to serve as the basis for PPA Payouts and the Commuted Value. Contract Year 20 After illustrates the amounts paid to the Owner in the form of PPA Payouts and Commuted Value. The Owner does not terminate their Contract and PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). The Guaranteed Payout Duration in this Example is illustrated as the shaded rows corresponding to Contract Years 20 through 28. Assume the initial Deposit is equal to $100,000 and no sums are invested in the Fixed Accumulation Feature or Sub-Accounts.

Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value 1	Annuity Payout Value 2	Commuted Value	Payout Purchase Rates (per 1000)(1)	Payouts
0	60	$100,000	$100,000	5.00%	$0	0		61.68
1	61	105,000	105,000	5.00%	0	0		61.99	$0
2	62	110,250	110,250	5.00%	0	0		62.33	0
3	63	115,763	115,763	5.00%	0	0		62.72	0
4	64	121,551	121,551	5.00%	0	0		63.16	0
5	65	127,628	127,628	5.00%	0	0		63.65	0
6	66	134,010	134,010	5.00%	0	0		64.17	0
7	67	140,710	140,710	5.00%	0	0		64.73	0
8	68	147,746	147,746	5.00%	0	0		65.31	0
9	69	155,133	155,133	5.00%	0	0		65.91	0
10	70	162,889	162,889	3.00%	0	0		66.56	0
11	71	167,776	167,776	3.00%	0	0		69.14	0
12	72	172,809	172,809	3.00%	0	0		71.94	0
13	73	177,994	177,994	3.00%	0	0		74.99	0
14	74	183,334	183,334	3.00%	0	0		78.32	0
15	75	188,834	188,834	3.00%	0	0		81.96	0
16	76	194,499	194,499	3.00%	0	0		85.92	0
17	77	200,333	200,333	3.00%	0	0		90.11	0
18	78	206,343	206,343	3.00%	0	0		94.63	0

APP A-13

19	79	212,534	212,534	3.00%	0	0		99.55	0
20 Before	80	218,910	0(2)	1.50%	109,455(3)	109,455(3)
20 After	80	97,293	0(2)	n/a	97,293(4)	0	$82,720(5)	111.11(6)	12,162(7)
21	81	85,131	n/a	n/a(8)	85,131	0	n/a	n/a	12,162
22	82	72,969	n/a	n/a	72,969	0	n/a	n/a	12,162
23	83	60,807	n/a	n/a	60,807	0	n/a	n/a	12,162
24	84	48,645	n/a	n/a	48,645	0	n/a	n/a	12,162
25	85	36,483	n/a	n/a	36,483	0	n/a	n/a	12,162
26	86	24,321	n/a	n/a	24,321	0	n/a	n/a	12,162
27	87	12,159	n/a	n/a	12,159	0	n/a	n/a	12,162
28	88	0	n/a	n/a	0	0	n/a	n/a	12,162
29	89	0	n/a	n/a	0	0	n/a	n/a	24,323(9)
30	90	0	n/a	n/a	0	0	n/a	n/a	24,323
31	91	0	n/a	n/a	0	0	n/a	n/a	24,323

*	Contract Year “0” represents your Contract issue date.

(1)
Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on all amounts being converted to Annuity Payout Value. CDSCs and Premium tax not shown in the Example.

(3)
In Contract Year 20, the Owner elected to commute half of their Annuity Payout Value and receive the remaining half in the form of PPA Payouts. Thus, the Accumulation Balance of $218,910 is split in half. $109,455 is converted into Annuity Payout Value and will serve as the basis for PPA Payouts. The remaining $109,455 will serve as the basis for the Commuted Value calculation.

(4)	The Annuity Payout Value of $109,455 is reduced by the PPA Payout of $12,162, leaving an Annuity Payout Value of $97,293 remaining.

(5)
The Commuted Value depicted is based on commutation of half of the Annuity Payout Value, or $109,455, using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the remaining Guaranteed Payout Duration (i.e., $109,455/$12,162 = 9) calculated using the discount rate.

(6)	A hypothetical Payout Purchase Rate is used because PPA Payouts and commutation occur outside of the Guarantee Window.

(7)
The PPA Payout is derived by multiplying the Annuity Payout Value by the appropriate Payout Purchase Rate and dividing by 1,000. In this case, $109,455*111.11/1,000 = $12,162. However, in this example, half of the PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living as illustrated in Contract Years 29, 30, and 31.

(8)	Interest is no longer credited under the PPA.

(9)
In this case, the lifetime PPA Payouts for each Annuity Payout Value is $12,162 ($109,455*111.11/1000 = $12,162). When combined, these lifetime PPA Payouts equal $24,323. Lifetime PPA Payouts begin because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.

Example 5: Personal Pension Account Transfer Programs - Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

APP A-14

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

The following examples illustrate automatic transfers of investment gains from Sub-Account(s) into the PPA. The examples assume a $100,000 initial Premium Payment into the Sub-Account(s) with $10,000 initial Deposit into PPA. The examples illustrate the effect of these types of transfers on the components of the Contract in varying market conditions. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(a)	Fixed Dollar Amount Option
Under this option, the client indicates the specific dollar amount to be transferred and frequency of the transfers. The below illustrates an annual transfer of $5,000 with program election occurring at the time of Contract issue. As used below, BOY refers to the beginning of Contract Year and EOY refers to the end of Contract Year.

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Annual Performance(1)	PPA - Benefit Balance(2) (BOY)	Total Death Benefit (BOY)	Transfer Amount
1	$100,000	$102,000	2.00%	$10,000	$112,000	$5,000
2	97,000	100,000	3.09%	15,300	115,300	5,000
3	95,000	94,500	(0.53)%	20,759	115,259	5,000
4	89,500	95,000	6.15%	26,382	121,382	5,000
5	90,000	98,000	8.89%	32,173	130,173	5,000
6	93,000	106,000	13.98%	38,138	144,138	5,000
7	101,000	104,000	2.97%	44,283	148,283	5,000
8	99,000	105,000	6.06%	50,611	155,611	5,000

*	Contract Year “0” represents your Contract issue date.

(1)
The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	Annual interests of 3% was utilized in determining the Benefit Balance.

(b)	Investment Gains Option
Under this option, we will automatically transfer over any investment gains determined under the program on an annual basis into the PPA. In this example the program was established at the time of Contract issue and there is fluctuating (positive and negative) market conditions. As used below, BOY refers to beginning of Contract Year and EOY refers to end of Contract Year.

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains(1)(2)	PPA Benefit Balance (BOY)	PPA Benefit Balance (EOY)(3)
1	$100,000	$99,000	-	$10,000	$10,300
2	99,000	101,000	$1,000	10,300	11,609
3	100,000	95,000		11,609	11,957
4	95,000	93,550	-(4)	11,957	12,316
5	93,550	98,000	-	12,316	12,685
6	98,000	100,000	-	12,685	13,066
7	100,000	99,500	-	13,066	13,458
8	99,500	102,000	2,000	13,458	15,8612

*	Contract Year “0” represents your Contract issue date.

(1)
Investment Gains are determined by comparing the positive difference between your Anniversary Value and starting value adjusted for Surrenders as of each Contract Anniversary. For example, in Contract Year 2, we compare the $100,000 PPA Benefit Balance to the Contract Value EOY $101,000.

(2)	Is the amount transferred to the PPA.

(3)	Annual Credited Interest Rate of 3% was utilized in determining the Benefit Balance.

(4)	(4) No transfer to the PPA occurs as there are no Investment Gains.

(c)	Investment Gains Option
Any optional Death Benefits elected with your Contract would be impacted by the transfer of investment gains.

APP A-15

Return of Premium V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	ROP V PPA Transfer Limit Prior to Transfer	ROP V Premiums Prior to Transfer	ROP V Premiums After Transfer
1	$100,000	$99,000	-	$5,000	$100,000	$100,000
2	99,000	101,000	$1,000	5,000	100,000	99,000(1)

*	Contract Year “0” represents your Contract issue date.
Maximum Anniversary Value V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	MAV V PPA Transfer Limit Prior to Transfer	Anniversary Value Prior to Transfer	Anniversary Value (EOY)
1	$100,000	$99,000	-	$5,000	$100,000	$100,000(2)
2	99,000	101,000	$1,000	5,000	100,000	100,000(3)

*	Contract Year “0” represents your Contract issue date.

(1)	Transfers to the PPA up to the PPA Transfer Limit impact the ROP V by the amount transferred.

(2)	The Contract Year 1 Anniversary Value would also be adjusted to $99,000.00 due to the Contract Year 2 $1,000 transfer.

(3)	Transfers to the PPA up to the PPA Transfer Limit impact the MAV V by the amount transferred. The $1,000 reduction is applied to the $101,000 Maximum Anniversary Value.

(d)	Income Path-Annual Transfer Schedule with Performance:
In this example, the Income Path program is established at the time of Contract issue. The current age of the Annuitant is 70, and the Target Income Age is 75; therefore, the length of time to the Target Income Age 5 years. The starting allocation elected is 60% Contract Value and 40% PPA. The Target Allocation elected is 20% Contract Value and 80% PPA. If there was no financial activity and flat annual performance, we would transfer 8.00% annually:
(Contract Value starting allocation - Contract Value ending allocation) / number of years from program start date to Target Income Age
(60 - 20) / 5 = 8.00%

(e)	Income Path Annual Transfer Schedule with Performance:

		“Prior to Transfer” Percentages		Income Path Program Annual Allocation Percentage Targets		Actual Transfer from CV to PPA: Percentage	“After Transfer” Percentages
Contract Year*	Annual Contract Value Performance (1)	Contract Value (BOY)	PPA - Benefit Balance	Contract Value (EOY)	PPA - Benefit Balance	Transfer of Contract Value %	Contract Value	PPA - Benefit Balance
0		60.0%	40.00%	60.0%	40.00%		60.0%	40.00%
1	-0.07	57.53%	42.47%	56.67%(2)	43.33%	0.86%(3)	56.67%	43.33%
2	-0.14	52.20%	47.80%	53.34%	46.66%	0%(4)	52.20%	47.80%
3	0.079	53.36%	46.64%	50.01%	49.99%	3.35%	50.01%	49.99%
4	0.081	51.22%	48.78%	46.67%	53.33%	4.55%	46.67%	53.33%
5	0.066	47.53%	52.47%	43.32%	56.68%	4.21%	43.32%	56.68%
6	-0.024	42.00%	58.00%	40.00%	60.00%	2.00%	40.00%	60.00%

*	Contract Year “0” represents your Contract issue date.

(1)
The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)
Calculated as follows: previous year Contract Value percentage - (starting allocation - ending allocation) / number of years from program start date to Target Income Age: 60.00% - (60 - 40) / 6 = 56.67%

(3)	Calculated as follows: Contract Value prior to transfer percentage - Contract Value percentage target: 57.53% - 56.67% = 0.86%

(4)	No transfer occurs because the current allocation exceeds the Target Allocation for that year.

APP A-16

Maximum Anniversary Value V Examples
This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);
B = Premium Payments adjusted for partial Surrenders; and
C = Maximum Anniversary Value.
Example 1: Assume your initial Premium Payment is $100,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Contract Value Performance(2)	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	0.00%	—	—	$100,000
1	102,120	5,106	100,000	2.12%	$102,120	$102,120	102,120
2	107,001	5,350	100,000	4.78%	107,001(5)	107,001	107,001
3	105,664	5,350	100,000	-1.25%	105,664	107,001	107,001
4	96,260	5,350	100,000	-8.90%	96,260	107,001	107,001
5	106,425	5,350	100,000	10.56%	106,425	107,001	107,001

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)
Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments transfers to and from the PPA and partial Surrenders, if applicable.

(5)	Is the highest Anniversary Value and therefore is the Maximum Anniversary Value (MAV).
Example 2: Assume your initial Premium Payment is $100,000. At the end of Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,850, an amount equal to the PPA Transfer Limit, to the PPA. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$133,989(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	138,522(5)(6)(7)(9)	157,001	157,001
3	147,189	7,850	142,150(10)	136,700(6)	149,151	149,151
4	134,089	7,458	142,150	124,533(6)	149,151	149,151
5	130,324	7,458	132,020(6)	130,324	138,522	138,522(9)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)
Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfers to and from the Personal Pension Account and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders, if applicable.

APP A-17

(5)	The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

(6)
The $10,000 partial Surrender results in a factor of 0.92873 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92873 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,324).

(7)	The $7,850 transfer to the Personal Pension Account results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values.

(8)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(9)	Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders.

(10)	Premium Payments of $150,000 are adjusted by the transfer to the Personal Pension Account of $7,850.
Example 3: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the PPA.

Contract Year*	Contract Value "A"(1)(2)	PPA Transfer Limit(3)	Premium Payments "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$132,559(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	136,344(5)(6)(7)(9)	157,001	157,001
3	145,039	7,850	140,074(10)	134,550(6)	146,973	146,973
4	132,130	7,349	140,074	122,575(6)	146,973	146,973
5	128,274	7,349	129,943(6)	128,274	136,344	136,344(9)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)
Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfer to/from PPA, and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later adjusted by subsequent Premium Payments, transfers to and from the PPA, and partial Surrenders, if applicable.

(5)	The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

(6)
The $10,000 partial Surrender results in a factor of 0.92768 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).

(7)
The $10,000 transfer to the Personal Pension Account results in a dollar for dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,850 and then a factor of 0.98539 is applied. The factor of 0.98539 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,145; B is the Contract Value prior to the transfer $155,039; and C is the PPA Transfer Limit less any previous transfers to the PPA that contract year $7,850.

(8)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(9)	Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to/from Personal Pension Account, and partial Surrenders.

(10)	Premium Payments of $150,000 are adjusted by the transfer to the PPA of $10,000.
Example 4: Maximum Anniversary Value V Rider Charge Example - Assume the Maximum Anniversary Value is $102,120.00 and Premium Payments is $100,000. The current rider charge is 0.75%.
The current rider charge is assessed on the greater of the Maximum Anniversary Value or Premium Payments; therefore, the rider charge is $766, or $102,120 x 0.75%.

APP A-18

Example 5: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 - ( A / B ):
A = The amount of the Surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on the Maximum Anniversary Value V optional death benefit. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $10,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $140,000.

•	Your total Premium Payments are $120,000.

•	Your Maximum Anniversary Value V component of your Death Benefit is $150,000.

•	Your Personal Pension Account Benefit Balance is $6,000.
The factor for this transaction is 0.92857 and was derived from: 1 - ($10,000/$140,000).
Values after the partial Surrender:

•	Your Contract Value is $130,000.

•	Your total Premium Payments are $120,000.

•	Your Premium Payments adjusted for partial Surrenders and excess transfers to the PPA are $111,429.

•	Your Maximum Anniversary Value V component of your death benefit is $139,286.

•	Your PPA Benefit Balance is $16,000.
Return of Premium V Examples
Example 1: Assume your initial Premium Payment is $100,000. In Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,500.00, an amount equal to the Personal Pension Account Transfer Limit, to the Personal Pension Account. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Guaranteed Minimum Death Benefit at End of Each Contract Year
0	$100,000		$100,000	$100,000
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	147,539	7,500	142,500(5)	147,539
4	134,408	7,125	142,500	142,500
5	130,658	7,125	132,369(6)	132,369

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).

(4)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(5)	Premium Payments of $150,000 are adjusted by the transfer to the PPA of $7,500.

(6)
The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92890 to $142,500, the adjusted Premium Payments equal $132,369. The factor of 0.92890 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,658).

APP A-19

Example 2: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the Personal Pension Account.

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Minimum Guaranteed Death Benefit at End of Each Contract Year
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	145,039	7,500	140,085(5)	145,039
4	132,130	7,004	140,085	140,085
5	128,274	7,004	129,954(6)	129,954

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).

(4)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(5)
The $10,000 transfer to the PPA results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,500 and then a factor of 0.98305 is applied. The factor of 0.98305 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,500; B is the Contract Value prior to the transfer $155,039; and C is the Personal Pension Account Transfer Limit less any previous transfers to the PPA that Contract Year $7,500.

(6)
The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92768 to $140,085, the adjusted Premium Payments equal $129,954. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).

Example 3: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 - ( A / B ):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial Surrender on ROP V in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000. All Surrenders reduce your ROP V Death Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $85,000.

•	Your total Premium Payments are $100,000.

•	Your ROP V Death Benefit value is $100,000.
The factor for this transaction is 0.94117 and was derived from: 1 - ($5,000/$85,000).
Values after the partial Surrender:

•	Your Contract Value is $80,000.

•	Your total Premium Payments are $100,000.

•	Your ROP V Death Benefit value is $94,118.

APP A-20

Maximum Daily Value Examples
Example 1: Assume your initial Premium Payment is $100,000. On the 2nd Friday, you make an additional Premium Payment of $50,000

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit(2)
Monday	$100,000	$100,000	$100,000	$100,000
Tuesday	98,105	100,000	100,000	100,000
Wednesday	98,887	100,000	100,000	100,000
Thursday	101,321(3)	101,321(3)	100,000	101,321
Friday	101,895(3)	101,895(3)	100,000	101,895
Monday	103,676(3)	103,676(3)	100,000	103,676
Tuesday	105,460(3)	105,460(3)	100,000	105,460
Wednesday	105,120	105,460	100,000	105,460
Thursday	103,895	105,460	100,000	105,460
Friday	155,108(4)	155,460(4)	150,000(4)	155,460(4)

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
The Death Benefit under Maximum Daily Value pays the greatest value of (A) the Maximum Daily Value, adjusted for partial Surrenders and Transfers to the PPA; (B) the Premium Payments, adjusted for partial Surrenders and Transfers to the PPA; or (C) the Contract Value, less Premium Based Charge, if applicable.

(3)	The Maximum Daily Value component is equal to the greater of the Contract Value or the Maximum Daily Value as of the prior Valuation Day.

(4)	The additional Premium Payment increases the Maximum Daily Value and Premium Payments components on a dollar-for-dollar basis.
Example 2: Assume you take a partial Surrender of $5,000 on the following Tuesday (prior to the partial Surrender, the Contract Value was $103,385).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,360(2)	95,164(2)	100,360
Wednesday	99,887	100,360	95,164	100,360
Thursday	99,460	100,360	95,164	100,360
Friday	101,052	101,052(3)	95,164	101,052

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.95164. The factor is derived as [ 1 - ( $5,000 / $103,385 ) ].

(3)	The Maximum Daily Value continues to increase any day that the Contract Value exceeds the Maximum Daily Value as of the prior Valuation Day.
Example 3: Assume the same facts as above, and that you have elected Daily Lock Income Benefit and have a Lifetime Benefit Payment available of $5,677 when you take the partial Surrender of $5,000.

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	99,460	100,460	95,000	100,460
Friday	101,052	101,052	95,000	101,052

APP A-21

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the partial Surrender.
Example 4: Assume the same facts as Example 3, but instead of a partial Surrender you transfer $5,000 to the PPA on Tuesday. This is an amount equal to the applicable PPA Transfer Limit. Then, on Thursday and during the same Contract Year, you Transfer another $5,000 to the PPA (prior to this second Transfer, the Contract Value is $99,460).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	94,460	95,410(3)	90,224(3)	95,410
Friday	96,052	96052	90,224	96,052

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the Transfer.

(3)	The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.94973. The factor is derived as [ 1 - ($5,000 / $99,460) ].
Legacy Lock Examples
Your Legacy Lock is the greatest of Return of Premium V or Enhanced Return of Premium.
Example 1: Assume your initial Deposit is $100,000. At the end of Contract Year 1, you Surrender $5,300, which is equal to the Future6 or Daily Lock Income Benefit Lifetime Benefit Payment. In Contract Year 3, you Surrender $7,000, which is greater than the Lifetime Benefit Payment of $5,300.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$96,820	94,810(3)	100,000(3)	$100,000
2	101,448	$101,448	94,810	100,000	$101,448
3	100,180	$93,180	88,185(4)	98,208(4)	$98,208
4	84,887	$84,887	88,185	98,208	$98,208
5	93,851	$93,851	88,185	98,208	$98,208

*	Contract Year “0” represents your Contract issue date

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as partial Surrenders.

(3)
As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.94810. This factor is derived by 1- (A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender did not exceed the Lifetime Benefit Payment, the Legacy Lock is not adjusted.

(4)
As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.93013. This factor is derived by 1 - (A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender was in excess of the Lifetime Benefit Payment, the Legacy Lock is adjusted by a proportional factor of 0.98208. This factor is derived by 1 - (A/(B-C)): A is the amount Surrendered in excess of the Lifetime Benefit Payment; B is the Contract Value prior to the Surrender; and C is the available Lifetime Benefit Payment prior to the Surrender.

APP A-22

Example 2: Assume your initial Deposit is $100,000. In Contract Year 2, you transfer $10,000 to the PPA; this amount is in excess of the PPA Transfer Limit of $5,600.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$102,120	100,000	100,000	$102,120
2	107,001	$97,001	90,304(3)	90,304(3)	$97,001
3	95,789	$95,789	90,304	90,304	$95,789
4	87,264	$87,264	90,304	90,304	$90,304
5	96,479	$96,479	90,304	90,304	$96,479

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as partial Surrender activity.

(3)
As a result of the transfer, both the Return of Premium V and Legacy Lock are adjusted. Each amount is first adjusted for the amount that does not exceed the PPA Transfer Limit ($5,600). Then, each value is adjusted by a proportional factor of 0.95660. This factor is derived as 1 - (A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit; B is the Contract Value prior to the transfer; and C is the amount of the available PPA Transfer Limit prior to the transaction.

APP A-23

Safety Plus Examples
Example 1: Assume your initial Premium Payment is $100,000. Prior to your first Contract Anniversary, you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you apply an additional subsequent Premium Payment of $15,000.

Contract Year*	Contract Value(1)(2)	Premium Payments	Guaranteed Accumulation Benefit	Credit to Contract Value, if any
0	$100,000	$100,000	$100,000
0.5	145,000	150,000	150,000(3)
1	146,450	150,000	150,000
2	158,166	150,000	150,000
3	182,656(4)	165,000(4)	150,000(4)
4	160,737	165,000	150,000
5	152,700	165,000	150,000
6	166,443	165,000	150,000
7	174,766	165,000	150,000
8	157,289	165,000	150,000
9	143,133	165,000	150,000
10	135,976	165,000	150,000	$ 14,024(5)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment activity.

(3)	The Guaranteed Accumulation Benefit of $100,000 is adjusted by the subsequent Premium Payment in the first Contract Year of $50,000.

(4)	The Guaranteed Accumulation Benefit of $150,000 is not adjusted by the subsequent Premium Payment in the third Contract Year of $15,000.

(5)
On the rider maturity date, a credit equal to the difference in the Contract Value and the Guaranteed Accumulation Benefit is applied to the Contract Value to bring the Contract Value equal to the Guaranteed Accumulation Benefit $150,000.

Example 2: Assume your initial Premium Payment is $100,000. In Contract Year 1 you transfer $5,000, an amount equal to the PPA Transfer Limit, to the PPA. After the rider maturity date, but prior to the eleventh Contract Anniversary, you transfer an amount equal to your Contract Value to the PPA.

Contract Year*	Contract Value(1)(2)	Guaranteed Accumulation Benefit	Credit to Contract Value, if any	PPA Accumulation Balance(3)
0	$100,000	$100,000		$5,000
1	90,950	95,000(4)		5,150
2	98,226	95,000		5,304
3	104,119	95,000		5,464
4	91,625	95,000		5,627
5	87,044	95,000		5,796
6	94,878	95,000		5,970
7	99,622	95,000		6,149
8	105,101	95,000		6,334
9	98,690	95,000		6,524
10	95,729	95,000	$ 0(5)	6,720
11	0	0		111,064(6)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as transfer to the PPA activity.

(3)	Assumes a Credited Interest Rate of 3% is applied to the PPA Accumulation Balance.

APP A-24

(4)	The Guaranteed Accumulation Benefit of $100,000 is adjusted by the transfer to the PPA in the first Contract Year of $5,000.

(5)	On the rider maturity date, a credit is not applied to the Contract Value since the Contract Value exceeds the Guaranteed Accumulation Benefit.

(6)
An amount equal to $104,345 is transferred to the PPA; this amount is equal to the entire Contract Value and assumes investment performance of 9.0% since the 10th Contract Anniversary. $95,000 of the total $104,345 transferred will receive maximum guaranteed Payout Purchase Rates with a one-time increase to the Payout Purchase Rate (referred to as an Income Enhancer). The remaining $9,345 transferred will receive then current maximum guaranteed Payout Purchase Rates. Please Section 7, Safety Plus, “Does your Benefit Base Change Under the Rider.”

Example 3: Assume an initial contribution of $100,000, and during Contract Year 4 you make a partial Surrender of$7,000.

Contract Year*	Contract Value(1)(2)	Partial Surrender	Guaranteed Accumulation Benefit
0	$100,000	$0	$100,000
1	93,000	0	100,000
2	84,630	0	100,000
3	88,862	0	100,000
4	94,193	$7,000	92,568(2)
5	97,961	0	92,568
6	96,002	0	92,568
7	102,722	0	92,568
8	110,940	0	92,568
9	105,393	0	92,568
10	106,447	0	92,568(3)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable

(2)	The partial Surrender of $7,000 reduces the Guaranteed Accumulation Benefit by a factor of 0.92568, The factor is derived from 1 - ($7,000 / $94,193).

(3)	Because the Guaranteed Accumulation Benefit is less than the Contract Value on the tenth Anniversary, there would be no adjustment applied. The Safety Plus rider would subsequently terminate.
Example 4: A proportional reduction, in the form of a factor, is applied when a transfer to the PPA in excess of the Transfer Limit occurs or when a partial Surrender is made. The formula to calculate the proportional factor is 1 - (A / B):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial surrender on the Safety Plus rider in a down market. Assume a partial Surrender taken in Contract Year 4 equals $8,000. All surrenders reduce the Guaranteed Accumulation Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $90,000.

•	Your total Premium Payments are $100,000.

•	Your Guaranteed Accumulation Benefit value is $100,000.
The factor for this transaction is 0.911111 and was derived from: 1 - ($8,000/$90,000).
Values after the partial Surrender:

•	Your Contract Value is $82,000.

•	Your total Premium Payments are $100,000.

•	Your Guaranteed Accumulation Benefit value is $91,111.
Future5 and Future6 Examples
Future 5 and Future6 operate similarly except vary by Deferral Bonus, fees and investment restrictions. The following benefit features illustrated below apply to Future5 and Future6 interchangeably.

APP A-25

Example 1: Assume your initial Premium Payment is $100,000. Your Contract Value, Payment Base and Bonus Base are all equal to $100,000. You have elected Future5 - Single Life, and based on your age of 60 you initial Withdrawal Percentage is at 4%. In Contract Years 7, 9, 11 and 12 you take partial Surrender of the amount equal to your available Lifetime Benefit Payment. In Contract Year 10, you take a partial Surrender of $10,000.

Contract Year*	Age	Contract Value(1)(2)	Deferral Bonus	Withdrawal Percentage	Lifetime Benefit Payment	Surrender Amount	Payment Base at End of Each Contract Year	Bonus Base at End of Each Contract Year
0	60	$100,000	$0	4%	$4,000	$0	$100,000	$100,000
1	61	93,930	5,000	4%	4,200	0	105,000(3)	100,000
2	62	101,632	5,000	4%	4,400	0	110,000	100,000
3	63	106,694	5,000	4%	4,600	0	115,000	100,000
4	64	118,408	5,000	4%	4,800	0	120,000	100,000
5	65	125,726	5,000	5%	6,286(4)	0	125,726(5)	125,726(5)
6	66	137,306	6,286	5%	6,865	0	137,306	137,306
7	67	127,722	6,865	5%	7,209	7,209(6)	144,171	0(6)
8	68	126,683	0	5%	7,209	0	144,171	0
9	69	134,538	0	5%	7,209	7,209	144,171	0
10	70	138,025	0	5%	7,209	10,000(7)	141,094(7)	0
11	71	140,955	0	5%	7,055	7,055	141,094	0
12	72	141,319	0	5%	7,066	7,066	141,319	0

*	Contract Year “0” represents your Contract issue date.

(1)
Assumes annual performance on the Contract Value and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	Does not reflect a Premium Based Charge, if applicable.

(3)	The Deferral Bonus is applied to the Payment Base on Contract Anniversaries 1, 2, 3 and 4.

(4)
The Lifetime Benefit Payment increases as the result of the increases in the Payment Base. Additionally, because no Surrenders have been taken, the Withdrawal Percentage increases to 5% upon attaining the age of 65.

(5)	Applies a Market Increase to the Payment Base and the Bonus Base on Contract Anniversaries 5 and 6 because the Contract Value exceeds the Deferral Bonus Base.

(6)
A partial Surrender equal to the Lifetime Benefit Payment does not impact the Payment Base or Lifetime Benefit Payment, but as the first Surrender it resets the Bonus Base to $0 and there are no subsequent Deferral Bonus opportunities.

(7)	A partial Surrender of $10,000 is in excess of the Lifetime Benefit Payment; the Payment Base is reset by a factor of 0.97866 derived from 1 - ($2,791 / ($138,025 - $7,209)).
Example 2: Assume the election of Future5 and Maximum Anniversary Value V, with an initial Premium Payment of
$100,000 at age 65. In Contract Year 2, a transfer to the PPA equal to the Transfer Limit occurs. In Contract Year 4, a transfer in excess of the Transfer Limit occurs.

Contract Year*	Contract Value(1)	Future5 Payment Base at Beginning of Each Contract Year	MAV V Death Benefit at Beginning of Each Contract Year	PPA Transfer Limit / Lifetime Benefit Payment(2)	Transfer to PPA	Future5 Payment Base at End of Each Contract Year	MAV V Death Benefit at End of Each Contract Year
0	$100,000	$100,000	100,000	$5,000	$0	$100,000	$100,000
1	93,930	105,000	100,000	5,250	0	105,000	100,000
2	101,632	110,000	101,632	5,500	5,500(3)	104,500	96,132
3	100,920	109,500	100,920	5,475	0	109,500	100,920
4	112,001	114,500	112,001	5,725	10,000(4)	104,399(4)	102,001(4)
5	108,304	108,304	108,304	5,415	0	108,304	108,304
6	118,279	118,279	118,279	5,914	0	118,279	118,279

APP A-26

7	110,023	118,279	118,279	5,914	0	118,279	118,279
8	115,656	118,279	118,279	5,914	0	118,279	118,279

(1)
Assumes annual performance on the Contract Value as well as transfers to/from PPA. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)
When Future5 is elected and the Lifetime Eligible Income Date has been attained, the prevailing PPA Transfer Limit for both optional benefits is equal to the Lifetime Benefit Payment. This is because the Future5 or Future6 Transfer Limit always prevails over any optional Death Benefit Transfer Limits.

(3)	The transfer of $5,500 equals the PPA Transfer Limit; the Future5 Payment Base and MAV V Death Benefit is reduced by the dollar amount of the transfer.

(4)
The transfer of $10,000 exceeds the PPA Transfer Limit; the Future5 Payment Base is first reduced by the dollar amount up to the PPA Transfer Limit, and then by a factor of 0.95977 (Derived from 1 - (($10,000 - $5,725) / ($112,001 - $5,725)). The MAV V is similarly reset, first by the dollar amount up to the Transfer Limit, and then by the same factor of 0.95977. This transaction also resets the Bonus Base to $0

(5)	Does not reflect a Premium Based Charge, if applicable.
Example 3: A proportional reduction, in the form of a factor, is applied when a transfer is made to the PPA in excess of the PPA Transfer Limit occurs, or when a partial Surrender is taken in excess of the Threshold Payment or Lifetime Benefit Payment, if applicable. The factor can be calculated as 1 - (A / ( B − C):
A = The amount of the surrender or transfer that exceeds the Threshold Payment, Lifetime Benefit Payment, or Transfer Limit,
B = The Contract Value immediately prior to the transaction, and
C = The remaining Threshold Payment, Lifetime Benefit Payment or Transfer Limit immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on with Future5 or Future6. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $15,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $200,000.

•	Your total Premium Payments are $180,000.

•	Your Payment Base is $225,000.

•	Your Deferral Bonus Base is $210,000.

•	Your Personal Pension Account Benefit Balance is $10,000.
The factor for this transaction is 0.9250 and was derived from: 1 - ($15,000/$200,000).
Values after the partial Surrender:

•	Your Contract Value is $185,000.

•	Your total Premium Payments are $180,000.

•	Your Payment Base is $208,125.

•	Your Deferral Bonus Base is $0.

•	Your PPA Benefit Balance is $25,000.
Daily Lock Income Benefit Examples
Example 1: Assume your initial Premium Payment is $100,000, you are age 67, and you elected Daily Lock Income Benefit - Single Life Option. No partial Surrenders have occurred.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit(2)
Monday	$100,000	$100,000	$100,000	$100,000	$5,000	$5,000
Tuesday	98,105	100,000	100,000	100,000	5,000	5,000
Wednesday	98,887	100,000	100,000	100,000	5,000	5,000
Thursday	101,321	101,321(3)	100,000	100,000	5,066(3)	5,000
Friday	101,895	101,895(3)	100,000	100,000	5,094(3)	5,000
Monday	103,676	103,676(3)	100,000	100,000	5,183(3)	5,000

APP A-27

Tuesday	105,460	105,460(3)	100,000	100,000	5,273(3)	5,000
Wednesday	105,120	105,460	100,000	100,000	5,273	5,000
Thursday	103,895	105,460	100,000	100,000	5,273	5,000
Friday	105,108	105,460	100,000	100,000	5,273	5,000

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	PPA Transfer Limit does not increase due to Market Increases.

(3)	When the Contract Value exceeds the Payment Base as of the prior Valuation Day, the Payment Base increases. As no partial Surrender has occurred, the Lifetime Benefit Payment also increases.
Example 2: Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$102,568	$105,460	$100,000	$100,000	$5,273	$5,000
Tuesday	104,385	106,000(2)	106,000	100,000	5,300	5,300(3)
Wednesday	105,887	106,000	106,000	100,000	5,300	5,300
Thursday	105,460	106,000	106,000	100,000	5,300	5,300
Friday	107,459	107,459	106,000	100,000	5,373	5,300

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
On the Contract Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Payment Base as of the prior Valuation Day ($100,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000) exceeds both the Payment Base as of the prior Valuation Day and the current Contract Value.

(3)	The PPA Transfer Limit is set on the Contract Anniversary to equal the applicable Withdrawal Percent (5%) times the Payment Base.
Example 3: Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first partial Surrender of $473 that represents one-twelfth of your Lifetime Benefit Payment (prior to the partial Surrender, the Contract Value was $112,931).

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$110,941	$110,941	$106,000	$100,000	$5,547	$5,300
Tuesday	112,576	112,576	106,000	100,000	5,629	5,300
Wednesday	111,892	112,576	106,000	100,000	5,629	5,300
Thursday	113,540(2)	113,540(2)	113,540	113,540(2)	5,677	5,677
Friday	112,137	113,540	113,540	113,540	5,677	5,677
Monday	111,244	113,540	113,540	113,540	5,677	5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	112,458	113,540	113,540	0(3)	5,677	5,677
Thursday	112,044	113,540	113,540	0	5,677	5,677
Friday	114,286	114,286(4)	113,540	0	5,677(4)	5,677

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
On the Contract Anniversary, the Contract Value exceeds both the Payment Base as of the prior Valuation Day and the sum of the Anniversary Payment Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000). There is no Deferral Bonus increase applied, but the Deferral Bonus Base increases to the Payment Base.

(3)	The Deferral Bonus Period terminates upon the partial Surrender, and the Deferral Bonus Base is zero.

(4)	Market Increases continue to occur to the Payment Base; however, following the first partial Surrender, the Lifetime Benefit Payment amount does not increase due to the Market Increase.

APP A-28

Example 4: Assume the same facts as above, but instead you make a partial Surrender of $10,000 instead of one-twelfth of the Lifetime Benefit Payment.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$111,244	$113,540	$113,540	$113,540	$5,677	$5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	103,404	108,964(2)	108,964(2)	0(2)	5,459(2)	5,459(2)
Thursday	102,517	108,964	108,964	0	5,459	5,459
Friday	104,759	108,964	108,964	0	5,459	5,459

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
The partial Surrender in excess of the Lifetime Benefit Payment adjusts the Payment Base and the Anniversary Payment Base by a factor of 0.95969. The factor is derived as [1 - ( ($10,000 − $5,677) / ($112,931 - $5,677) ) ]. Upon the excess partial Surrender, the Lifetime Benefit Payment and PPA Transfer Limit values are reset. There is zero Lifetime Benefit Payment available.

APP B-1

Appendix B — Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits.

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APP B-2

Hartford Life Insurance Company
B Shares

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$12.609
Accumulation Unit Value at end of period	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506
Number of Accumulation Units outstanding at end of period (in thousands)	7	4	2	2	2	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$15.120
Accumulation Unit Value at end of period	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	3	2	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$9.258
Accumulation Unit Value at end of period	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	6	6	2	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$9.575
Accumulation Unit Value at end of period	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	5	3	3	1
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$9.621
Accumulation Unit Value at end of period	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899
Number of Accumulation Units outstanding at end of period (in thousands)	79	86	111	118	134	150	27
American Funds Blue Chip Income and Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.316	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.908	$0.000	$0.000	$—	$—	$0.000	$0.000
Number of Accumulation Units outstanding at end of period (in thousands)	22	—	—	—	—	—	—
American Funds Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.991	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.023	$0.000	$0.000	$—	$—	$0.000	$0.000
Number of Accumulation Units outstanding at end of period (in thousands)	14	—	—	—	—	—	—
American Funds Global Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.913	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.992	$0.000	$0.000	$—	$—	$0.000	$0.000
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—
American Funds Global Growth and Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.431	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.664	$0.000	$0.000	$—	$—	$0.000	$0.000
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—
American Funds Global Small Capitalization Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.558	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.885	$0.000	$0.000	$—	$—	$0.000	$0.000
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—
American Funds Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.466	$—	$—	$—	$—	$—	$—

APP B-3

Accumulation Unit Value at end of period	$10.710	$0.000	$0.000	$—	$—	$0.000	$0.000
Number of Accumulation Units outstanding at end of period (in thousands)	258	—	—	—	—	—	—
American Funds Growth-Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.481	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.816	$0.000	$0.000	$—	$—	$0.000	$0.000
Number of Accumulation Units outstanding at end of period (in thousands)	213	—	—	—	—	—	—
American Funds International Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.501	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.704	$0.000	$0.000	$—	$—	$0.000	$0.000
Number of Accumulation Units outstanding at end of period (in thousands)	94	—	—	—	—	—	—
American Funds New World Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.669	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.863	$0.000	$0.000	$—	$—	$0.000	$0.000
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$9.182
Accumulation Unit Value at end of period	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934
Number of Accumulation Units outstanding at end of period (in thousands)	16	23	24	27	45	62	4
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$10.104
Accumulation Unit Value at end of period	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	33	34	48	59	3
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$9.712
Accumulation Unit Value at end of period	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	7	7	7	5	1
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$14.052
Accumulation Unit Value at end of period	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946
Number of Accumulation Units outstanding at end of period (in thousands)	49	65	74	71	82	87	19
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$14.458
Accumulation Unit Value at end of period	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	12	8	7	6	1
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$12.638
Accumulation Unit Value at end of period	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	4	4	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.599	$12.905	$13.988	$13.470	$11.908	$10.648	$10.518
Accumulation Unit Value at end of period	$15.890	$14.599	$12.905	$13.988	$13.470	$11.908	$10.648
Number of Accumulation Units outstanding at end of period (in thousands)	21	14	14	22	20	15	2
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.063	$14.433	$15.092	$14.385	$11.354	$10.089	$10.004
Accumulation Unit Value at end of period	$17.316	$16.063	$14.433	$15.092	$14.385	$11.354	$10.089
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	2	1

APP B-4

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.496	$15.189	$16.101	$15.140	$11.900	$10.489	$10.334
Accumulation Unit Value at end of period	$18.817	$17.496	$15.189	$16.101	$15.140	$11.900	$10.489
Number of Accumulation Units outstanding at end of period (in thousands)	72	86	100	106	108	106	23
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.343	$16.793	$17.561	$16.274	$12.641	$11.382	$11.105
Accumulation Unit Value at end of period	$23.139	$19.343	$16.793	$17.561	$16.274	$12.641	$11.382
Number of Accumulation Units outstanding at end of period (in thousands)	39	49	51	54	56	56	12
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.143	$16.355	$17.800	$17.831	$13.184	$11.221	$11.030
Accumulation Unit Value at end of period	$23.225	$21.143	$16.355	$17.800	$17.831	$13.184	$11.221
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	1	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.194	$11.379	$11.927	$11.798	$11.510	$10.283	$10.283
Accumulation Unit Value at end of period	$12.655	$12.194	$11.379	$11.927	$11.798	$11.510	$10.283
Number of Accumulation Units outstanding at end of period (in thousands)	20	19	20	20	18	15	2
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$8.725
Accumulation Unit Value at end of period	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559
Number of Accumulation Units outstanding at end of period (in thousands)	71	86	94	97	100	119	37
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$9.796
Accumulation Unit Value at end of period	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$9.559
Accumulation Unit Value at end of period	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763
Number of Accumulation Units outstanding at end of period (in thousands)	56	67	78	80	86	98	33
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.758	$11.636	$10.868	$10.670	$—	$—	$—
Accumulation Unit Value at end of period	$15.463	$11.758	$11.636	$10.868	$—	$0.000	$0.000
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752	$9.238
Accumulation Unit Value at end of period	$23.633	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	15	24	19	21	3
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136	$10.047
Accumulation Unit Value at end of period	$14.097	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136
Number of Accumulation Units outstanding at end of period (in thousands)	23	23	24	24	24	23	8
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$8.756
Accumulation Unit Value at end of period	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501
Number of Accumulation Units outstanding at end of period (in thousands)	47	62	74	69	69	79	20

APP B-5

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$10.486
Accumulation Unit Value at end of period	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570
Number of Accumulation Units outstanding at end of period (in thousands)	73	73	72	82	74	65	22
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369	$10.311
Accumulation Unit Value at end of period	$10.765	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369
Number of Accumulation Units outstanding at end of period (in thousands)	111	112	107	105	102	106	62
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$9.949
Accumulation Unit Value at end of period	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	13	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479	$9.366
Accumulation Unit Value at end of period	$19.627	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	7	8	10	1
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.065	$23.563	$23.523	$21.715	$—	$—	$—
Accumulation Unit Value at end of period	$31.367	$26.065	$23.563	$23.523	$—	$0.000	$0.000
Number of Accumulation Units outstanding at end of period (in thousands)	88	111	132	136	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.287	$7.684	$7.883	$8.060	$—	$—	$—
Accumulation Unit Value at end of period	$6.996	$7.287	$7.684	$7.883	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3,450	3,563	3,552	3,923	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$11.013
Accumulation Unit Value at end of period	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013
Number of Accumulation Units outstanding at end of period (in thousands)	7	4	11	5	4	4	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$13.220
Accumulation Unit Value at end of period	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950
Number of Accumulation Units outstanding at end of period (in thousands)	18	23	29	27	32	42	4
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.777	$9.837	$9.901	$9.964	$9.993	$—	$—
Accumulation Unit Value at end of period	$9.744	$9.777	$9.837	$9.901	$9.964	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	49	50	19	13	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$12.871
Accumulation Unit Value at end of period	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557
Number of Accumulation Units outstanding at end of period (in thousands)	65	82	86	85	88	88	31
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$12.954
Accumulation Unit Value at end of period	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	—

APP B-6

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$14.491
Accumulation Unit Value at end of period	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	4	4	3	1
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$12.486
Accumulation Unit Value at end of period	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	10	10	7	5	6
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$12.333
Accumulation Unit Value at end of period	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198
Number of Accumulation Units outstanding at end of period (in thousands)	39	45	54	57	61	73	42
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$11.603
Accumulation Unit Value at end of period	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$14.277
Accumulation Unit Value at end of period	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$9.202
Accumulation Unit Value at end of period	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	2	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$12.058
Accumulation Unit Value at end of period	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133
Number of Accumulation Units outstanding at end of period (in thousands)	22	21	20	20	21	17	6
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$12.368
Accumulation Unit Value at end of period	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	3	2	1	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$12.809
Accumulation Unit Value at end of period	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849
Number of Accumulation Units outstanding at end of period (in thousands)	48	63	75	82	96	99	24
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$10.156
Accumulation Unit Value at end of period	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	12	12	12	10

APP B-7

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$10.084
Accumulation Unit Value at end of period	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$9.544
Accumulation Unit Value at end of period	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462
Number of Accumulation Units outstanding at end of period (in thousands)	19	26	29	28	43	53	3
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$13.388
Accumulation Unit Value at end of period	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	4	1	—	30
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.535	$10.156	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.701	$10.535	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	119	155	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$13.726
Accumulation Unit Value at end of period	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	28
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.836	$11.124	$11.995	$13.599	$11.140	$9.492	$9.770
Accumulation Unit Value at end of period	$13.714	$11.836	$11.124	$11.995	$13.599	$11.140	$9.492
Number of Accumulation Units outstanding at end of period (in thousands)	64	77	85	87	81	81	16
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.199	$10.958	$11.536	$11.418	$11.319	$9.909	$10.063
Accumulation Unit Value at end of period	$11.323	$11.199	$10.958	$11.536	$11.418	$11.319	$9.909
Number of Accumulation Units outstanding at end of period (in thousands)	16	15	15	14	15	14	3
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.019	$13.809	$14.873	$15.414	$11.876	$9.877	$10.050
Accumulation Unit Value at end of period	$17.663	$15.019	$13.809	$14.873	$15.414	$11.876	$9.877
Number of Accumulation Units outstanding at end of period (in thousands)	75	98	108	113	105	105	24

APP B-8

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009
Rational Dividend Capture VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.157	$20.818	$21.582	$19.689	$16.495	$14.872	$13.960	$12.187	$11.503
Accumulation Unit Value at end of period	$21.696	$22.157	$20.818	$21.582	$19.689	$16.495	$14.872	$13.960	$12.187
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	9	5	3	3	1	—
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.419	$14.508	$15.063	$13.763	$11.548	$10.427	$10.217	$—	$—
Accumulation Unit Value at end of period	$15.075	$15.419	$14.508	$15.063	$13.763	$11.548	$10.427	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	54	58	181	137	5	—	—	—
Rational Insider Buying VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.599	$22.271	$24.111	$24.742	$18.849	$15.448	$15.669	$12.150	$11.686
Accumulation Unit Value at end of period	$28.764	$24.599	$22.271	$24.111	$24.742	$18.849	$15.448	$15.669	$12.150
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	7	7	3	3	3	2	—
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.956	$14.468	$15.687	$16.122	$12.300	$10.096	$10.300	$—	$—
Accumulation Unit Value at end of period	$18.630	$15.956	$14.468	$15.687	$16.122	$12.300	$10.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	9	8	9	—	—	—
C Shares

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$13.499
Accumulation Unit Value at end of period	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$17.351
Accumulation Unit Value at end of period	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$9.215
Accumulation Unit Value at end of period	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$9.511
Accumulation Unit Value at end of period	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$9.567
Accumulation Unit Value at end of period	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Blue Chip Income and Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.291	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.869	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.966	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.987	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-9

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
American Funds Global Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.889	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.955	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.406	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.625	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.533	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.846	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.440	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.672	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Growth-Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.456	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.777	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds International Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.476	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.666	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds New World Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.643	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.824	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$9.121
Accumulation Unit Value at end of period	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$10.037
Accumulation Unit Value at end of period	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$9.648
Accumulation Unit Value at end of period	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$15.180
Accumulation Unit Value at end of period	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	5	—

APP B-10

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$16.899
Accumulation Unit Value at end of period	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$10.275
Accumulation Unit Value at end of period	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$15.762
Accumulation Unit Value at end of period	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$12.875
Accumulation Unit Value at end of period	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$13.465
Accumulation Unit Value at end of period	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$10.999
Accumulation Unit Value at end of period	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	7	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$15.898
Accumulation Unit Value at end of period	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$14.335
Accumulation Unit Value at end of period	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$8.666
Accumulation Unit Value at end of period	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	4	7	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$9.730
Accumulation Unit Value at end of period	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-11

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$9.495
Accumulation Unit Value at end of period	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	4	6	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.489	$11.466	$10.801	$10.652	$—	$—	$—
Accumulation Unit Value at end of period	$14.981	$11.489	$11.466	$10.801	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685	$9.177
Accumulation Unit Value at end of period	$22.285	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058	$9.980
Accumulation Unit Value at end of period	$13.292	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$8.698
Accumulation Unit Value at end of period	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	2	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$10.416
Accumulation Unit Value at end of period	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	12	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288	$10.243
Accumulation Unit Value at end of period	$10.151	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$9.883
Accumulation Unit Value at end of period	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	4	4	5	2
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406	$9.303
Accumulation Unit Value at end of period	$18.507	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.703	$17.964	$18.087	$16.724	$—	$—	$—
Accumulation Unit Value at end of period	$23.511	$19.703	$17.964	$18.087	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-12

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.949	$7.391	$7.647	$7.831	$—	$—	$—
Accumulation Unit Value at end of period	$6.616	$6.949	$7.391	$7.647	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	14	15	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$10.951
Accumulation Unit Value at end of period	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$13.873
Accumulation Unit Value at end of period	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.483	$9.623	$9.768	$9.914	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.371	$9.483	$9.623	$9.768	$9.914	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$14.763
Accumulation Unit Value at end of period	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$10.246
Accumulation Unit Value at end of period	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$15.306
Accumulation Unit Value at end of period	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$15.729
Accumulation Unit Value at end of period	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$10.748
Accumulation Unit Value at end of period	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	—
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$13.218
Accumulation Unit Value at end of period	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-13

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$15.591
Accumulation Unit Value at end of period	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$9.140
Accumulation Unit Value at end of period	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$12.946
Accumulation Unit Value at end of period	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	5	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$12.904
Accumulation Unit Value at end of period	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$13.441
Accumulation Unit Value at end of period	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$10.088
Accumulation Unit Value at end of period	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$10.016
Accumulation Unit Value at end of period	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$9.481
Accumulation Unit Value at end of period	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-14

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$10.864
Accumulation Unit Value at end of period	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.483	$10.145	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.518	$10.483	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$10.908
Accumulation Unit Value at end of period	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$13.969
Accumulation Unit Value at end of period	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$13.907
Accumulation Unit Value at end of period	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	8	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$13.522
Accumulation Unit Value at end of period	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
I Shares

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$12.714
Accumulation Unit Value at end of period	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$15.247
Accumulation Unit Value at end of period	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$9.275
Accumulation Unit Value at end of period	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-15

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$9.602
Accumulation Unit Value at end of period	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$9.644
Accumulation Unit Value at end of period	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Blue Chip Income and Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.327	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.925	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.001	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.038	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Global Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.923	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.007	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.442	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.680	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.569	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.902	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—
American Funds Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.476	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.727	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—
American Funds Growth-Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.492	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.832	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds International Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.512	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.720	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—
American Funds New World Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.679	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.879	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—

APP B-16

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$9.207
Accumulation Unit Value at end of period	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$10.132
Accumulation Unit Value at end of period	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$9.739
Accumulation Unit Value at end of period	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$14.169
Accumulation Unit Value at end of period	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$14.579
Accumulation Unit Value at end of period	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$12.744
Accumulation Unit Value at end of period	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$13.538
Accumulation Unit Value at end of period	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$12.116
Accumulation Unit Value at end of period	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$12.910
Accumulation Unit Value at end of period	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$14.606
Accumulation Unit Value at end of period	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$14.880
Accumulation Unit Value at end of period	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—

APP B-17

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$12.570
Accumulation Unit Value at end of period	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$8.749
Accumulation Unit Value at end of period	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$9.823
Accumulation Unit Value at end of period	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$9.585
Accumulation Unit Value at end of period	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.871	$11.706	$10.896	$10.678	$—	$—	$—
Accumulation Unit Value at end of period	$15.666	$11.871	$11.706	$10.896	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781	$9.264
Accumulation Unit Value at end of period	$24.212	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169	$10.074
Accumulation Unit Value at end of period	$14.442	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$8.780
Accumulation Unit Value at end of period	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$10.514
Accumulation Unit Value at end of period	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402	$10.340
Accumulation Unit Value at end of period	$11.029	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$9.976
Accumulation Unit Value at end of period	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	8	1

APP B-18

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510	$9.391
Accumulation Unit Value at end of period	$20.108	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.758	$24.105	$23.981	$22.121	$—	$—	$—
Accumulation Unit Value at end of period	$32.314	$26.758	$24.105	$23.981	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.430	$7.808	$7.982	$8.156	$—	$—	$—
Accumulation Unit Value at end of period	$7.159	$7.430	$7.808	$7.982	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	6	6	6	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$11.038
Accumulation Unit Value at end of period	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$13.331
Accumulation Unit Value at end of period	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.900	$9.927	$9.956	$9.984	$9.997	$—	$—
Accumulation Unit Value at end of period	$9.902	$9.900	$9.927	$9.956	$9.984	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$12.978
Accumulation Unit Value at end of period	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	2	2	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$13.062
Accumulation Unit Value at end of period	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$14.611
Accumulation Unit Value at end of period	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$12.583
Accumulation Unit Value at end of period	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$12.429
Accumulation Unit Value at end of period	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-19

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$11.693
Accumulation Unit Value at end of period	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$14.396
Accumulation Unit Value at end of period	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$9.227
Accumulation Unit Value at end of period	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$12.159
Accumulation Unit Value at end of period	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$12.471
Accumulation Unit Value at end of period	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$12.916
Accumulation Unit Value at end of period	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$10.184
Accumulation Unit Value at end of period	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$10.111
Accumulation Unit Value at end of period	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$9.570
Accumulation Unit Value at end of period	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$13.500
Accumulation Unit Value at end of period	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-20

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.556	$10.160	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.777	$10.556	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$13.840
Accumulation Unit Value at end of period	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$12.384
Accumulation Unit Value at end of period	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	2	2	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$12.590
Accumulation Unit Value at end of period	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$12.499
Accumulation Unit Value at end of period	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
L Shares

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$10.153
Accumulation Unit Value at end of period	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$10.357
Accumulation Unit Value at end of period	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$9.218
Accumulation Unit Value at end of period	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$9.515
Accumulation Unit Value at end of period	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-21

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period		$15.152	$16.018	$14.396	$11.109	$9.837	$9.570
Accumulation Unit Value at end of period		$17.962	$15.152	$16.018	$14.396	$11.109	$9.837
Number of Accumulation Units outstanding at end of period (in thousands)		3	4	4	5	9	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$9.570
Accumulation Unit Value at end of period	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	5	9	—
American Funds Blue Chip Income and Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.293	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.871	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	—	—
American Funds Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.968	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.989	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Global Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.890	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.958	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.407	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.627	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.534	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.848	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.442	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.674	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	—	—	—	—	—	—
American Funds Growth-Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.457	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.779	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	—	—	—	—	—	—
American Funds International Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.477	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.668	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	—	—	—	—	—	—
American Funds New World Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.644	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.826	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-22

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$9.124
Accumulation Unit Value at end of period	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	5	6	11	14	3
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$10.041
Accumulation Unit Value at end of period	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	6	6	10	12	3
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$9.651
Accumulation Unit Value at end of period	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	5	5	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$10.806
Accumulation Unit Value at end of period	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	18	19	21	26	3
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$10.047
Accumulation Unit Value at end of period	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	1	1	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$10.281
Accumulation Unit Value at end of period	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$10.424
Accumulation Unit Value at end of period	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$9.915
Accumulation Unit Value at end of period	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$10.242
Accumulation Unit Value at end of period	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384
Number of Accumulation Units outstanding at end of period (in thousands)	14	17	19	19	20	23	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$11.005
Accumulation Unit Value at end of period	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	9	10	11	—

APP B-23

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$10.931
Accumulation Unit Value at end of period	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$10.191
Accumulation Unit Value at end of period	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$8.670
Accumulation Unit Value at end of period	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497
Number of Accumulation Units outstanding at end of period (in thousands)	5	19	25	27	41	51	40
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$9.734
Accumulation Unit Value at end of period	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$9.499
Accumulation Unit Value at end of period	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692
Number of Accumulation Units outstanding at end of period (in thousands)	4	17	25	26	39	46	35
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.505	$11.476	$10.805	$10.653	$—	$—	$—
Accumulation Unit Value at end of period	$15.009	$11.505	$11.476	$10.805	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689	$9.180
Accumulation Unit Value at end of period	$22.362	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	1
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063	$9.984
Accumulation Unit Value at end of period	$13.338	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	1	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$8.701
Accumulation Unit Value at end of period	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	9	10	18	20	14
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$10.420
Accumulation Unit Value at end of period	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493
Number of Accumulation Units outstanding at end of period (in thousands)	2	18	19	18	18	16	12
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293	$10.247
Accumulation Unit Value at end of period	$10.186	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-24

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$9.887
Accumulation Unit Value at end of period	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410	$9.307
Accumulation Unit Value at end of period	$18.571	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	7	5	7	2
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.765	$18.012	$18.126	$16.758	$—	$—	$—
Accumulation Unit Value at end of period	$23.597	$19.765	$18.012	$18.126	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	18	186	214	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.969	$7.408	$7.660	$7.845	$—	$—	$—
Accumulation Unit Value at end of period	$6.637	$6.969	$7.408	$7.660	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	390	420	929	1,014	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$10.954
Accumulation Unit Value at end of period	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$10.909
Accumulation Unit Value at end of period	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	2	2	3	4	1
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.500	$9.636	$9.775	$9.917	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.393	$9.500	$9.636	$9.775	$9.917	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$10.068
Accumulation Unit Value at end of period	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	17	18	18	21	9
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$10.252
Accumulation Unit Value at end of period	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$11.282
Accumulation Unit Value at end of period	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$10.478
Accumulation Unit Value at end of period	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$10.754
Accumulation Unit Value at end of period	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	15	16	18	23	15

APP B-25

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$10.619
Accumulation Unit Value at end of period	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$11.287
Accumulation Unit Value at end of period	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$9.144
Accumulation Unit Value at end of period	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$10.312
Accumulation Unit Value at end of period	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	4	3	3	1
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$10.489
Accumulation Unit Value at end of period	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$10.659
Accumulation Unit Value at end of period	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682
Number of Accumulation Units outstanding at end of period (in thousands)	14	17	21	22	23	28	3
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$10.092
Accumulation Unit Value at end of period	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$10.020
Accumulation Unit Value at end of period	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$9.484
Accumulation Unit Value at end of period	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	6	5	10	11	3
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$10.870
Accumulation Unit Value at end of period	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	3	—	—	—

APP B-26

		As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.486	$10.146	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.529	$10.486	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$10.914
Accumulation Unit Value at end of period	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$9.682
Accumulation Unit Value at end of period	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	10	12	12	14	2
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$9.973
Accumulation Unit Value at end of period	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	2	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$9.960
Accumulation Unit Value at end of period	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778
Number of Accumulation Units outstanding at end of period (in thousands)	15	19	21	20	20	23	1
(a) Inception date November 10, 2017.
Hartford Life and Annuity Insurance Company
B Shares

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$12.609
Accumulation Unit Value at end of period	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506
Number of Accumulation Units outstanding at end of period (in thousands)	30	33	26	38	62	64	60
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$15.120
Accumulation Unit Value at end of period	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039
Number of Accumulation Units outstanding at end of period (in thousands)	28	32	18	23	20	49	22
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$9.258
Accumulation Unit Value at end of period	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111
Number of Accumulation Units outstanding at end of period (in thousands)	42	52	60	66	75	27	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$9.575
Accumulation Unit Value at end of period	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	5	12	4	2	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$9.621

APP B-27

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Accumulation Unit Value at end of period	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899
Number of Accumulation Units outstanding at end of period (in thousands)	126	148	183	219	228	168	—
American Funds Blue Chip Income and Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.316	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.908	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	113	—	—	—	—	—	—
American Funds Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.991	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.023	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	134	—	—	—	—	—	—
American Funds Global Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.913	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.992	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	—	—	—	—	—	—
American Funds Global Growth and Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.431	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.664	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	—	—	—	—	—	—
American Funds Global Small Capitalization Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.558	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.885	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	—	—	—	—	—	—

APP B-28

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
American Funds Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.466	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.710	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,259	—	—	—	—	—	—
American Funds Growth-Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.481	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.816	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	965	—	—	—	—	—	—
American Funds International Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.501	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.704	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	487	—	—	—	—	—	—
American Funds New World Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.669	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.863	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$9.182
Accumulation Unit Value at end of period	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934
Number of Accumulation Units outstanding at end of period (in thousands)	130	186	198	232	259	160	2
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$10.104
Accumulation Unit Value at end of period	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295
Number of Accumulation Units outstanding at end of period (in thousands)	142	178	236	235	261	150	2
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$9.712
Accumulation Unit Value at end of period	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494
Number of Accumulation Units outstanding at end of period (in thousands)	95	99	125	115	115	77	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$14.052
Accumulation Unit Value at end of period	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946
Number of Accumulation Units outstanding at end of period (in thousands)	222	266	305	351	387	250	24
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$14.458
Accumulation Unit Value at end of period	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779
Number of Accumulation Units outstanding at end of period (in thousands)	27	31	40	44	56	42	29
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$12.638
Accumulation Unit Value at end of period	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663
Number of Accumulation Units outstanding at end of period (in thousands)	15	13	12	14	16	16	3
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.018	$12.391	$13.431	$12.934	$11.434	$10.224	$10.099
Accumulation Unit Value at end of period	$15.257	$14.018	$12.391	$13.431	$12.934	$11.434	$10.224
Number of Accumulation Units outstanding at end of period (in thousands)	68	75	96	94	93	75	2

APP B-29

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.097	$14.463	$15.123	$14.415	$11.378	$10.110	$10.025
Accumulation Unit Value at end of period	$17.352	$16.097	$14.463	$15.123	$14.415	$11.378	$10.110
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	20	17	16	13	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.155	$14.892	$15.787	$14.844	$11.668	$10.284	$10.133
Accumulation Unit Value at end of period	$18.450	$17.155	$14.892	$15.787	$14.844	$11.668	$10.284
Number of Accumulation Units outstanding at end of period (in thousands)	216	237	298	320	346	224	3
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.039	$15.661	$16.378	$15.177	$11.789	$10.615	$10.356
Accumulation Unit Value at end of period	$21.579	$18.039	$15.661	$16.378	$15.177	$11.789	$10.615
Number of Accumulation Units outstanding at end of period (in thousands)	99	113	142	154	169	86	2
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.972	$15.449	$16.814	$16.843	$12.454	$10.599	$10.419
Accumulation Unit Value at end of period	$21.938	$19.972	$15.449	$16.814	$16.843	$12.454	$10.599
Number of Accumulation Units outstanding at end of period (in thousands)	48	55	23	27	52	16	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.823	$11.033	$11.564	$11.439	$11.161	$9.970	$9.971
Accumulation Unit Value at end of period	$12.271	$11.823	$11.033	$11.564	$11.439	$11.161	$9.970
Number of Accumulation Units outstanding at end of period (in thousands)	45	46	43	42	110	36	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$8.725
Accumulation Unit Value at end of period	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559
Number of Accumulation Units outstanding at end of period (in thousands)	191	226	275	311	345	305	8
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$9.796
Accumulation Unit Value at end of period	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	9	9	9	8	1
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$9.559
Accumulation Unit Value at end of period	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763
Number of Accumulation Units outstanding at end of period (in thousands)	165	191	250	276	320	275	7
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.758	$11.636	$10.868	$10.670	$—	$—	$—
Accumulation Unit Value at end of period	$15.463	$11.758	$11.636	$10.868	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	1	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752	$9.238
Accumulation Unit Value at end of period	$23.633	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752
Number of Accumulation Units outstanding at end of period (in thousands)	19	23	48	53	22	18	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136	$10.047
Accumulation Unit Value at end of period	$14.097	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136
Number of Accumulation Units outstanding at end of period (in thousands)	82	94	43	42	63	43	—

APP B-30

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$8.756
Accumulation Unit Value at end of period	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501
Number of Accumulation Units outstanding at end of period (in thousands)	128	164	187	204	222	160	5
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$10.486
Accumulation Unit Value at end of period	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570
Number of Accumulation Units outstanding at end of period (in thousands)	189	186	197	268	198	274	1
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369	$10.311
Accumulation Unit Value at end of period	$10.765	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369
Number of Accumulation Units outstanding at end of period (in thousands)	64	77	86	97	4	6	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$9.949
Accumulation Unit Value at end of period	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941
Number of Accumulation Units outstanding at end of period (in thousands)	6	19	234	171	205	137	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479	$9.366
Accumulation Unit Value at end of period	$19.627	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479
Number of Accumulation Units outstanding at end of period (in thousands)	51	58	70	85	90	58	1
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.065	$23.563	$23.523	$21.715	$—	$—	$—
Accumulation Unit Value at end of period	$31.367	$26.065	$23.563	$23.523	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	417	521	576	558	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.287	$7.684	$7.883	$8.060	$—	$—	$—
Accumulation Unit Value at end of period	$6.996	$7.287	$7.684	$7.883	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13,018	12,883	12,789	13,622	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$11.013
Accumulation Unit Value at end of period	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013
Number of Accumulation Units outstanding at end of period (in thousands)	25	27	32	33	42	22	15
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$13.220
Accumulation Unit Value at end of period	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950
Number of Accumulation Units outstanding at end of period (in thousands)	50	59	72	78	92	59	3
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.777	$9.837	$9.901	$9.964	$9.993	$—	$—
Accumulation Unit Value at end of period	$9.744	$9.777	$9.837	$9.901	$9.964	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	77	96	5	50	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$12.871
Accumulation Unit Value at end of period	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557
Number of Accumulation Units outstanding at end of period (in thousands)	231	289	312	334	360	258	85

APP B-31

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$12.954
Accumulation Unit Value at end of period	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711
Number of Accumulation Units outstanding at end of period (in thousands)	34	41	53	62	81	78	69
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$14.491
Accumulation Unit Value at end of period	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560
Number of Accumulation Units outstanding at end of period (in thousands)	46	51	59	70	100	82	69
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$12.486
Accumulation Unit Value at end of period	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576
Number of Accumulation Units outstanding at end of period (in thousands)	36	36	21	25	37	37	14
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$12.333
Accumulation Unit Value at end of period	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198
Number of Accumulation Units outstanding at end of period (in thousands)	151	180	218	225	248	190	18
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$11.603
Accumulation Unit Value at end of period	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	16	17	27	28	16
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$14.277
Accumulation Unit Value at end of period	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	27	16	20	10	9
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$9.202
Accumulation Unit Value at end of period	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779
Number of Accumulation Units outstanding at end of period (in thousands)	24	31	38	39	65	20	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$12.058
Accumulation Unit Value at end of period	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133
Number of Accumulation Units outstanding at end of period (in thousands)	378	383	411	499	600	576	444
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$12.368
Accumulation Unit Value at end of period	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391
Number of Accumulation Units outstanding at end of period (in thousands)	28	31	51	33	50	53	33
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$12.809
Accumulation Unit Value at end of period	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849
Number of Accumulation Units outstanding at end of period (in thousands)	306	363	435	483	575	425	178
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$10.156
Accumulation Unit Value at end of period	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	29	29	32	12	—

APP B-32

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$10.084
Accumulation Unit Value at end of period	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	4	5	2	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$9.544
Accumulation Unit Value at end of period	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462
Number of Accumulation Units outstanding at end of period (in thousands)	162	215	245	245	256	148	1
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$13.388
Accumulation Unit Value at end of period	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	4	4	6	6	5
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.535	$10.156	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.701	$10.535	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	175	244	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$13.726
Accumulation Unit Value at end of period	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.747	$11.041	$11.904	$13.496	$11.057	$9.420	$9.696
Accumulation Unit Value at end of period	$13.611	$11.747	$11.041	$11.904	$13.496	$11.057	$9.420
Number of Accumulation Units outstanding at end of period (in thousands)	228	269	305	319	291	219	1
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.572	$10.344	$10.890	$10.779	$10.685	$9.354	$9.499
Accumulation Unit Value at end of period	$10.689	$10.572	$10.344	$10.890	$10.779	$10.685	$9.354
Number of Accumulation Units outstanding at end of period (in thousands)	70	69	70	68	69	62	1
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.809	$13.617	$14.665	$15.199	$11.710	$9.739	$9.910
Accumulation Unit Value at end of period	$17.417	$14.809	$13.617	$14.665	$15.199	$11.710	$9.739
Number of Accumulation Units outstanding at end of period (in thousands)	214	258	304	324	323	166	4
C Shares

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$13.499
Accumulation Unit Value at end of period	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	9	7	8	4	4
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$17.351
Accumulation Unit Value at end of period	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	4	4	6	6

APP B-33

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$9.215
Accumulation Unit Value at end of period	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	4	6	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$9.511
Accumulation Unit Value at end of period	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$9.567
Accumulation Unit Value at end of period	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	13	14	27	8
American Funds Blue Chip Income and Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.291	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.869	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	—	—	—	—	—	—
American Funds Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.966	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.987	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	—	—	—	—	—	—
American Funds Global Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.889	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.955	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—
American Funds Global Growth and Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.406	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.625	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	—	—	—	—	—	—
American Funds Global Small Capitalization Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.533	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.846	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	—	—	—	—	—	—
American Funds Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.440	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.672	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	108	—	—	—	—	—	—
American Funds Growth-Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.456	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.777	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	—	—	—	—	—	—
American Funds International Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.476	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.666	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	—	—	—	—	—	—

APP B-34

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
American Funds New World Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.643	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.824	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$9.121
Accumulation Unit Value at end of period	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	10	11	14	17	12
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$10.037
Accumulation Unit Value at end of period	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	16	17	20	21	11
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$9.648
Accumulation Unit Value at end of period	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	6	10	9	15
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$15.180
Accumulation Unit Value at end of period	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050
Number of Accumulation Units outstanding at end of period (in thousands)	32	36	60	63	117	49	49
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$16.899
Accumulation Unit Value at end of period	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	27	28	29	24	24
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$10.275
Accumulation Unit Value at end of period	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283
Number of Accumulation Units outstanding at end of period (in thousands)	41	42	12	13	13	13	11
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$15.762
Accumulation Unit Value at end of period	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	23	24	26	31	32
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$12.875
Accumulation Unit Value at end of period	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	15	15	21	22	26
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$13.465
Accumulation Unit Value at end of period	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	18	21	27	36	34
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$10.999
Accumulation Unit Value at end of period	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262
Number of Accumulation Units outstanding at end of period (in thousands)	14	18	19	27	28	20	23

APP B-35

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$15.898
Accumulation Unit Value at end of period	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	6	6	7	9
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$14.335
Accumulation Unit Value at end of period	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	25	33	29	31	26
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$8.666
Accumulation Unit Value at end of period	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493
Number of Accumulation Units outstanding at end of period (in thousands)	15	18	19	56	66	69	56
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$9.730
Accumulation Unit Value at end of period	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	1	2	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$9.495
Accumulation Unit Value at end of period	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687
Number of Accumulation Units outstanding at end of period (in thousands)	13	18	19	26	32	34	22
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.489	$11.466	$10.801	$10.652	$—	$—	$—
Accumulation Unit Value at end of period	$14.981	$11.489	$11.466	$10.801	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685	$9.177
Accumulation Unit Value at end of period	$22.285	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	13	13	11	5
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058	$9.980
Accumulation Unit Value at end of period	$13.292	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058
Number of Accumulation Units outstanding at end of period (in thousands)	13	16	17	20	23	30	19
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$8.698
Accumulation Unit Value at end of period	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	11	12	12	10
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$10.416
Accumulation Unit Value at end of period	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488
Number of Accumulation Units outstanding at end of period (in thousands)	44	50	54	48	50	53	13
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288	$10.243
Accumulation Unit Value at end of period	$10.151	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288
Number of Accumulation Units outstanding at end of period (in thousands)	2	6	6	7	7	8	4

APP B-36

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$9.883
Accumulation Unit Value at end of period	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	14	12	18	196	23
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406	$9.303
Accumulation Unit Value at end of period	$18.507	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	13	18	20	23	1
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.703	$17.964	$18.087	$16.724	$—	$—	$—
Accumulation Unit Value at end of period	$23.511	$19.703	$17.964	$18.087	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	24	30	34	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.949	$7.391	$7.647	$7.831	$—	$—	$—
Accumulation Unit Value at end of period	$6.616	$6.949	$7.391	$7.647	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	437	437	642	744	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$10.951
Accumulation Unit Value at end of period	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939
Number of Accumulation Units outstanding at end of period (in thousands)	7	6	8	10	9	7	14
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$13.873
Accumulation Unit Value at end of period	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	2	2	2	1
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.483	$9.623	$9.768	$9.914	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.371	$9.483	$9.623	$9.768	$9.914	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	6	9	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$14.763
Accumulation Unit Value at end of period	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	30	31	46	28	14
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$10.246
Accumulation Unit Value at end of period	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	9
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$15.306
Accumulation Unit Value at end of period	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	9	9	11	10
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$15.729
Accumulation Unit Value at end of period	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	13	14	12	11

APP B-37

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$10.748
Accumulation Unit Value at end of period	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	24	26	33	44	25
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$13.218
Accumulation Unit Value at end of period	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$15.591
Accumulation Unit Value at end of period	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	3	4	8	7
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$9.140
Accumulation Unit Value at end of period	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	3	11	17
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$12.946
Accumulation Unit Value at end of period	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013
Number of Accumulation Units outstanding at end of period (in thousands)	74	76	81	82	85	87	77
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$12.904
Accumulation Unit Value at end of period	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914
Number of Accumulation Units outstanding at end of period (in thousands)	5	9	7	11	13	4	6
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$13.441
Accumulation Unit Value at end of period	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469
Number of Accumulation Units outstanding at end of period (in thousands)	25	27	59	63	123	41	30
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$10.088
Accumulation Unit Value at end of period	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	10	12	11	7
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$10.016
Accumulation Unit Value at end of period	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$9.481
Accumulation Unit Value at end of period	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	11	11	13	15	10
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$10.864
Accumulation Unit Value at end of period	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	2	2	3	3

APP B-38

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.483	$10.145	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.518	$10.483	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	16	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$10.908
Accumulation Unit Value at end of period	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$13.969
Accumulation Unit Value at end of period	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557
Number of Accumulation Units outstanding at end of period (in thousands)	20	24	35	37	49	37	26
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$13.907
Accumulation Unit Value at end of period	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680
Number of Accumulation Units outstanding at end of period (in thousands)	40	44	57	59	63	86	91
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$13.522
Accumulation Unit Value at end of period	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	7	10	17	14

I Shares

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$12.714
Accumulation Unit Value at end of period	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$15.247
Accumulation Unit Value at end of period	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	3	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$9.275
Accumulation Unit Value at end of period	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$9.602
Accumulation Unit Value at end of period	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	12	12	6	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$9.644
Accumulation Unit Value at end of period	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—

APP B-39

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
American Funds Blue Chip Income and Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.327	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.925	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.001	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.038	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Global Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.923	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.007	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.442	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.680	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—
American Funds Global Small Capitalization Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.569	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.902	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—
American Funds Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.476	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.727	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	—	—	—	—	—	—
American Funds Growth-Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.492	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.832	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	—	—	—	—	—	—
American Funds International Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.512	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.720	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	—	—	—	—	—	—
American Funds New World Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.679	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.879	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$9.207
Accumulation Unit Value at end of period	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$10.132
Accumulation Unit Value at end of period	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	24	24	14	—	—

APP B-40

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$9.739
Accumulation Unit Value at end of period	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$14.169
Accumulation Unit Value at end of period	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	5	4	—	1	3
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$14.579
Accumulation Unit Value at end of period	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	3	9	4
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$12.744
Accumulation Unit Value at end of period	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	27	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$13.538
Accumulation Unit Value at end of period	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	13	2	2
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$12.116
Accumulation Unit Value at end of period	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	13	13	5	4	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$12.910
Accumulation Unit Value at end of period	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	6	3	3	8	8
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$14.606
Accumulation Unit Value at end of period	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978
Number of Accumulation Units outstanding at end of period (in thousands)	10	7	22	22	19	11	5
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$14.880
Accumulation Unit Value at end of period	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	3	—	3	5	4
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$12.570
Accumulation Unit Value at end of period	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	4	11	9
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$8.749
Accumulation Unit Value at end of period	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1

APP B-41

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$9.823
Accumulation Unit Value at end of period	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$9.585
Accumulation Unit Value at end of period	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.871	$11.706	$10.896	$10.678	$—	$—	$—
Accumulation Unit Value at end of period	$15.666	$11.871	$11.706	$10.896	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	18	18	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781	$9.264
Accumulation Unit Value at end of period	$24.212	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169	$10.074
Accumulation Unit Value at end of period	$14.442	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	5	22	5
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$8.780
Accumulation Unit Value at end of period	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	5	4	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$10.514
Accumulation Unit Value at end of period	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	1
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402	$10.340
Accumulation Unit Value at end of period	$11.029	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$9.976
Accumulation Unit Value at end of period	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	64	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510	$9.391
Accumulation Unit Value at end of period	$20.108	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.758	$24.105	$23.981	$22.121	$—	$—	$—
Accumulation Unit Value at end of period	$32.314	$26.758	$24.105	$23.981	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	5	4	—	—	—

APP B-42

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.430	$7.808	$7.982	$8.156	$—	$—	$—
Accumulation Unit Value at end of period	$7.159	$7.430	$7.808	$7.982	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	3	3	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$11.038
Accumulation Unit Value at end of period	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	4
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$13.331
Accumulation Unit Value at end of period	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	12	10	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.900	$9.927	$9.956	$9.984	$9.997	$—	$—
Accumulation Unit Value at end of period	$9.902	$9.900	$9.927	$9.956	$9.984	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$12.978
Accumulation Unit Value at end of period	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	1	8	7	5	5
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$13.062
Accumulation Unit Value at end of period	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	4	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$14.611
Accumulation Unit Value at end of period	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	4	1	1	2	3
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$12.583
Accumulation Unit Value at end of period	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679
Number of Accumulation Units outstanding at end of period (in thousands)	9	4	13	13	12	20	3
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$12.429
Accumulation Unit Value at end of period	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$11.693
Accumulation Unit Value at end of period	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$14.396
Accumulation Unit Value at end of period	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	—	—	3	—	2

APP B-43

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$9.227
Accumulation Unit Value at end of period	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	11	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$12.159
Accumulation Unit Value at end of period	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240
Number of Accumulation Units outstanding at end of period (in thousands)	7	11	24	24	18	42	22
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$12.471
Accumulation Unit Value at end of period	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	4	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$12.916
Accumulation Unit Value at end of period	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962
Number of Accumulation Units outstanding at end of period (in thousands)	1	6	8	3	3	8	9
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$10.184
Accumulation Unit Value at end of period	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	15	23	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$10.111
Accumulation Unit Value at end of period	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$9.570
Accumulation Unit Value at end of period	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$13.500
Accumulation Unit Value at end of period	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	3	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.556	$10.160	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.777	$10.556	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$13.840
Accumulation Unit Value at end of period	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$12.384
Accumulation Unit Value at end of period	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	3	12	11	7	5

APP B-44

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$12.590
Accumulation Unit Value at end of period	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	20	25	19	45	14
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$12.499
Accumulation Unit Value at end of period	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—
L Shares

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$10.153
Accumulation Unit Value at end of period	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059
Number of Accumulation Units outstanding at end of period (in thousands)	23	35	66	115	108	77	16
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$10.357
Accumulation Unit Value at end of period	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291
Number of Accumulation Units outstanding at end of period (in thousands)	21	23	26	27	26	17	16
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$9.218
Accumulation Unit Value at end of period	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062
Number of Accumulation Units outstanding at end of period (in thousands)	51	78	92	100	116	48	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$9.515
Accumulation Unit Value at end of period	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	20	18	15	14	9
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$9.570
Accumulation Unit Value at end of period	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837
Number of Accumulation Units outstanding at end of period (in thousands)	99	125	176	217	213	199	41
American Funds Blue Chip Income and Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.293	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.871	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	617	—	—	—	—	—	—
American Funds Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.968	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.989	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	98	—	—	—	—	—	—
American Funds Global Bond Fund (a)
Without Any Optional Benefits

APP B-45

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Accumulation Unit Value at beginning of period	$9.890	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.958	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	—	—	—	—	—	—
American Funds Global Growth and Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.407	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.627	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	156	—	—	—	—	—	—
American Funds Global Small Capitalization Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.534	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.848	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	104	—	—	—	—	—	—
American Funds Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.442	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.674	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,586	—	—	—	—	—	—
American Funds Growth-Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.457	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.779	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,537	—	—	—	—	—	—
American Funds International Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.477	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.668	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	707	—	—	—	—	—	—
American Funds New World Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.644	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.826	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$9.124
Accumulation Unit Value at end of period	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869
Number of Accumulation Units outstanding at end of period (in thousands)	99	160	204	237	290	308	40
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$10.041
Accumulation Unit Value at end of period	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220
Number of Accumulation Units outstanding at end of period (in thousands)	107	149	217	240	293	291	40
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$9.651
Accumulation Unit Value at end of period	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424
Number of Accumulation Units outstanding at end of period (in thousands)	176	215	246	224	237	124	22
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$10.806

APP B-46

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Accumulation Unit Value at end of period	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713
Number of Accumulation Units outstanding at end of period (in thousands)	310	429	533	598	686	523	141
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$10.047
Accumulation Unit Value at end of period	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565
Number of Accumulation Units outstanding at end of period (in thousands)	36	42	63	90	94	75	101
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$10.281
Accumulation Unit Value at end of period	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	16	28	19	16	31
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$10.424
Accumulation Unit Value at end of period	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542
Number of Accumulation Units outstanding at end of period (in thousands)	75	116	133	138	128	85	40
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$9.915
Accumulation Unit Value at end of period	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989
Number of Accumulation Units outstanding at end of period (in thousands)	14	19	41	37	38	33	73
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$10.242
Accumulation Unit Value at end of period	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384
Number of Accumulation Units outstanding at end of period (in thousands)	207	348	457	464	498	305	96
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$11.005
Accumulation Unit Value at end of period	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269
Number of Accumulation Units outstanding at end of period (in thousands)	91	139	206	208	213	130	31
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$10.931
Accumulation Unit Value at end of period	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109
Number of Accumulation Units outstanding at end of period (in thousands)	24	28	36	37	35	23	47
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$10.191
Accumulation Unit Value at end of period	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180
Number of Accumulation Units outstanding at end of period (in thousands)	58	97	120	138	148	115	81
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$8.670
Accumulation Unit Value at end of period	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497
Number of Accumulation Units outstanding at end of period (in thousands)	213	284	376	461	504	550	144
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$9.734
Accumulation Unit Value at end of period	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749

APP B-47

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	6	5	5	5	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$9.499
Accumulation Unit Value at end of period	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692
Number of Accumulation Units outstanding at end of period (in thousands)	186	242	342	426	476	494	123
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.505	$11.476	$10.805	$10.653	$—	$—	$—
Accumulation Unit Value at end of period	$15.009	$11.505	$11.476	$10.805	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	2	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689	$9.180
Accumulation Unit Value at end of period	$22.362	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689
Number of Accumulation Units outstanding at end of period (in thousands)	18	22	45	36	33	36	26
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063	$9.984
Accumulation Unit Value at end of period	$13.338	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063
Number of Accumulation Units outstanding at end of period (in thousands)	44	81	51	98	112	95	44
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$8.701
Accumulation Unit Value at end of period	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439
Number of Accumulation Units outstanding at end of period (in thousands)	154	229	288	359	357	310	76
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$10.420
Accumulation Unit Value at end of period	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493
Number of Accumulation Units outstanding at end of period (in thousands)	111	123	212	220	190	174	68
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293	$10.247
Accumulation Unit Value at end of period	$10.186	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	28	26	19	27	5
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$9.887
Accumulation Unit Value at end of period	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	11	19	13	28	6
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410	$9.307
Accumulation Unit Value at end of period	$18.571	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410
Number of Accumulation Units outstanding at end of period (in thousands)	77	105	128	132	150	94	11
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.765	$18.012	$18.126	$16.758	$—	$—	$—
Accumulation Unit Value at end of period	$23.597	$19.765	$18.012	$18.126	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	645	922	1,097	1,076	—	—	—

APP B-48

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.969	$7.408	$7.660	$7.845	$—	$—	$—
Accumulation Unit Value at end of period	$6.637	$6.969	$7.408	$7.660	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12,952	14,957	16,157	17,446	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$10.954
Accumulation Unit Value at end of period	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943
Number of Accumulation Units outstanding at end of period (in thousands)	54	64	71	78	84	60	13
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$10.909
Accumulation Unit Value at end of period	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675
Number of Accumulation Units outstanding at end of period (in thousands)	58	82	129	152	163	128	22
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.500	$9.636	$9.775	$9.917	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.393	$9.500	$9.636	$9.775	$9.917	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	116	170	174	70	66	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$10.068
Accumulation Unit Value at end of period	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812
Number of Accumulation Units outstanding at end of period (in thousands)	276	387	449	520	537	385	123
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$10.252
Accumulation Unit Value at end of period	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	14	16	17	16	15
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$11.282
Accumulation Unit Value at end of period	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324
Number of Accumulation Units outstanding at end of period (in thousands)	39	51	65	70	75	55	35
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$10.478
Accumulation Unit Value at end of period	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543
Number of Accumulation Units outstanding at end of period (in thousands)	36	43	52	54	54	62	57
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$10.754
Accumulation Unit Value at end of period	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625
Number of Accumulation Units outstanding at end of period (in thousands)	200	252	349	411	449	350	107
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$10.619
Accumulation Unit Value at end of period	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	3	2
MFS Growth Series

APP B-49

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$11.287
Accumulation Unit Value at end of period	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993
Number of Accumulation Units outstanding at end of period (in thousands)	10	9	10	10	9	8	3
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$9.144
Accumulation Unit Value at end of period	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715
Number of Accumulation Units outstanding at end of period (in thousands)	25	39	46	61	59	40	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$10.312
Accumulation Unit Value at end of period	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365
Number of Accumulation Units outstanding at end of period (in thousands)	131	157	202	258	289	269	194
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$10.489
Accumulation Unit Value at end of period	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498
Number of Accumulation Units outstanding at end of period (in thousands)	26	45	106	121	105	59	26
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$10.659
Accumulation Unit Value at end of period	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682
Number of Accumulation Units outstanding at end of period (in thousands)	347	470	619	678	808	607	142
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$10.092
Accumulation Unit Value at end of period	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004
Number of Accumulation Units outstanding at end of period (in thousands)	58	68	89	100	102	82	19
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$10.020
Accumulation Unit Value at end of period	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683
Number of Accumulation Units outstanding at end of period (in thousands)	41	50	56	68	68	60	26
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$9.484
Accumulation Unit Value at end of period	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393
Number of Accumulation Units outstanding at end of period (in thousands)	120	171	230	234	270	257	34
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$10.870
Accumulation Unit Value at end of period	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	20	21	23	18	16
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.486	$10.146	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.529	$10.486	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	161	234	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits

APP B-50

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011
Accumulation Unit Value at beginning of period	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$10.914
Accumulation Unit Value at end of period	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	9	6	5	1
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$9.682
Accumulation Unit Value at end of period	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397
Number of Accumulation Units outstanding at end of period (in thousands)	265	355	432	451	425	300	76
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$9.973
Accumulation Unit Value at end of period	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810
Number of Accumulation Units outstanding at end of period (in thousands)	188	233	337	407	418	266	127
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$9.960
Accumulation Unit Value at end of period	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778
Number of Accumulation Units outstanding at end of period (in thousands)	177	350	429	408	410	239	51
(a) Inception date November 10, 2017.

APP C-1

Appendix C — Fund Data

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	Hartford’s Personal Retirement Manager Series III	App C - 2
2.	Huntington Hartford's Personal Retirement Manager Series III	App C - 6

APP C-2

1.	Hartford's Personal Retirement Manager Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Century VP Growth Fund - Class II	Seeks long-term capital growth	American Century Investment Management, Inc.
American Century VP Mid Cap Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Century VP Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Funds Insurance Series
American Funds Blue Chip Income and Growth Fund - Class 4	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management Company
American Funds Bond Fund - Class 4	Seeks as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management Company
American Funds Global Bond Fund - Class 4	Seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management.	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 4	Seeks long-term growth of capital while providing current income.	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 4	Seeks long-term growth of capital.	Capital Research and Management Company
American Funds Growth Fund - Class 4	Seeks long-term growth of capital.	Capital Research and Management Company
American Funds Growth-Income Fund - Class 4	Seeks long-term growth of capital and income.	Capital Research and Management Company

APP C-3

American Funds International Fund - Class 4	Seeks long-term growth of capital.	Capital Research and Management Company
American Funds New World Fund - Class 4	Seeks long-term capital appreciation.	Capital Research and Management Company
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund - Class III	Seeks long-term growth of capital	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class III	Seeks long-term total return and current income	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return	BlackRock Advisors, LLC
BlackRock S&P 500 Index V.I. Fund - Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
BlackRock Managed Volatility V.I. Fund - Class III
Seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

BlackRock Advisors, LLC, Sub-advised by BlackRock International Limited Edinburgh, United Kingdom, BlackRock Asset Management North Asia Limited, Hong Kong, and BlackRock (Singapore) Limited, 079912 Singapore

Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.

APP C-4

Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IB	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IB	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IB	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management

APP C-5

MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management
PIMCO Equity Series VIT
PIMCO StocksPLUS Global Portfolio - Advisor Class	Seeks capital appreciation	Pacific Investment Management Company LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC, Sub-advised by Research Affiliates
PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Investors Fund - Class IB§	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

§	Putnam VT Investors Fund will be renamed to Putnam VT Multi-Cap Core Fund effective June 30, 2018.

APP C-6

2.	Huntington Hartford's Personal Retirement Manager Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Century VP Growth Fund - Class II	Seeks long-term capital growth	American Century Investment Management, Inc.
American Century VP Mid Cap Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Century VP Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Funds Insurance Series
American Funds Blue Chip Income and Growth Fund - Class 4	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management Company
American Funds Bond Fund - Class 4	Seeks as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management Company
American Funds Global Bond Fund - Class 4	Seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management.	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 4	Seeks long-term growth of capital while providing current income.	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 4	Seeks long-term growth of capital.	Capital Research and Management Company
American Funds Growth Fund - Class 4	Seeks long-term growth of capital.	Capital Research and Management Company
American Funds Growth-Income Fund - Class 4	Seeks long-term growth of capital and income.	Capital Research and Management Company

APP C-7

American Funds International Fund - Class 4	Seeks long-term growth of capital.	Capital Research and Management Company
American Funds New World Fund - Class 4	Seeks long-term capital appreciation.	Capital Research and Management Company
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund - Class III	Seeks long-term growth of capital	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class III	Seeks long-term total return and current income	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return	BlackRock Advisors, LLC
BlackRock S&P 500 Index V.I. Fund - Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
BlackRock Managed Volatility V.I. Fund - Class III
Seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

BlackRock Advisors, LLC, Sub-advised by BlackRock International Limited Edinburgh, United Kingdom, BlackRock Asset Management North Asia Limited, Hong Kong, and BlackRock (Singapore) Limited, 079912 Singapore

Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.

APP C-8

Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IB	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IB	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IB	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Mutual Fund and Variable Insurance Trust
Rational Dividend Capture VA Fund	Seeks total return with dividend income as an important component of that return	Rational Advisors, Inc., Sub-advised by PVG Asset Management Corp.
Rational Insider Buying VA Fund	Seeks long-term capital appreciation	Rational Advisors, Inc.
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management

APP C-9

MFS® New Discovery Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management
MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management
PIMCO Equity Series VIT
PIMCO StocksPLUS Global Portfolio - Advisor Class	Seeks capital appreciation	Pacific Investment Management Company LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC, Sub-advised by Research Affiliates
PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Investors Fund - Class IB§	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

§	Putnam VT Investors Fund will be renamed to Putnam VT Multi-Cap Core Fund effective June 30, 2018.

APP D-1

Appendix D - Optional Rider Investment Restrictions

Investment Restrictions For

•	Daily Lock Income Benefit

•	Future6

•	Legacy Lock

•	Safety Plus

Applicable To The Following Products

•	Hartford's Personal Retirement Manager B-Share VA 3

•	Hartford's Personal Retirement Manager C-Share VA 4

•	Hartford's Personal Retirement Manager I-Share VA 3

•	Hartford's Personal Retirement Manager L-Share VA 3

•	Huntington Hartford's Personal Retirement Manager B-Share VA 3

You must choose one of the following models. The models will be re-balanced monthly. For Future6, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

PERSONAL PROTECTION PORTFOLIOS
Series 8076

BlackRock Managed Volatility V.I. Fund	50%
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%
Series 8077

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
Total	100%
Series 8078

BlackRock Managed Volatility V.I. Fund	50%
Templeton Growth VIP Fund	20%
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	10%
Total	100%
Series 8079

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth-Income Fund	20%
Invesco V.I. Core Equity Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%

APP D-2

Series 8080

BlackRock Managed Volatility V.I. Fund	50%
BlackRock Equity Dividend V.I. Fund	18%
BlackRock Capital Appreciation V.I. Fund	17%
PIMCO StocksPLUS Global Portfolio	15%
Total	100%
Series 8081

BlackRock Managed Volatility V.I. Fund	50%
Lord Abbett Fundamental Equity Portfolio	20%
American Funds Growth Fund	20%
Invesco V.I. International Growth Fund	10%
Total	100%
Series 8082

BlackRock Managed Volatility V.I. Fund	50%
American Funds Blue Chip Income and Growth Fund	20%
Hartford Value HLS Fund	20%
Templeton Foreign VIP Fund	10%
Total	100%
Series 8083

BlackRock Managed Volatility V.I. Fund	50%
Fidelity VIP Contrafund Portfolio	20%
Invesco V.I. International Growth Fund	5%
MFS Value Series	20%
Templeton Foreign VIP Fund	5%
Total	100%
Series 8095

BlackRock Managed Volatility V.I. Fund	50%
American Century VP Value Fund	20%
Putnam VT Growth Opportunities Fund	20%
Invesco V.I. International Growth Fund	5%
Templeton Foreign VIP Fund	5%
Total	100%
Series 8084 (formerly Index Strategy)

BlackRock Managed Volatility V.I. Fund	50%
BlackRock S&P 500 Index V.I. Fund	50%
Total	100%

APP D-3

Series 8085

BlackRock Managed Volatility V.I. Fund	50%
Lord Abbett Fundamental Equity Portfolio	20%
American Funds Growth Fund	15%
Invesco V.I. International Growth Fund	10%
MFS New Discovery Series	5%
Total	100%
Series 8086

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth-Income Fund	20%
Invesco V.I. Core Equity Fund	15%
Hartford International Opportunities HLS Fund	10%
Invesco V.I. Small Cap Core Equity Fund	5%
Total	100%
Series 8087

BlackRock Managed Volatility V.I. Fund	50%
American Funds Blue Chip Income and Growth Fund	20%
Hartford Value HLS Fund	15%
Templeton Foreign VIP Fund	10%
Franklin Small Cap Value VIP Fund	5%
Total	100%
Series 8088

BlackRock Managed Volatility V.I. Fund	50%
American Century VP Growth Portfolio	15%
MFS Value Portfolio	20%
American Funds International Fund	5%
Templeton Foreign VIP Fund	5%
Invesco V.I. Small Cap Core Equity Fund	5%
Total	100%
Series 80931

BlackRock Managed Volatility V.I. Fund	50%
Rational Dividend Capture VA Fund	40%
Invesco V.I. Government Money Market Fund	10%
Total	100%

(1)	Series 8093 is available only to Huntington Hartford’s Personal Retirement Manager contract owners.

APP D-4

Investment Restrictions For

•	Future5

•	Maximum Anniversary Value V

•	Maximum Daily Value

Applicable To The Following Products

Hartford's Personal Retirement Manager B-Share VA 3

•	Hartford's Personal Retirement Manager C-Share VA 4

•	Hartford's Personal Retirement Manager I-Share VA 3

•	Hartford's Personal Retirement Manager L-Share VA 3

•	Huntington Hartford's Personal Retirement Manager B-Share VA 3

You may choose to invest in either the Portfolio Planner Asset Allocation Models, the Investment Strategy Models or approved individual Sub-Accounts. The Models will be re-balanced quarterly. For Future5, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

PORTFOLIO PLANNER ASSET ALLOCATION MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 125	2016 Series 126	2016 Series 213	2016 Series 313	2016 Series 413
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	14%	17%	18%	17%	14%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Total Return Bond HLS Fund	20%	14%	10%	7%	4%
American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS New Discovery Series	2%	3%	3%	4%	5%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Equity Income Fund	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

APP D-5

INVESTMENT STRATEGIES MODELS
Series 8028

Hartford Capital Appreciation HLS Fund	33%
Hartford Dividend and Growth HLS Fund	33%
Hartford Total Return Bond HLS Fund	34%
Total	100%
Series 8029

Franklin Income VIP Fund	34%
Franklin Mutual Shares Securities Fund	33%
Templeton Growth VIP Fund	33%
Total	100%
Series 8074

American Funds Bond Fund	30%
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	25%
American Funds Growth-Income Fund	20%
American Funds International Fund	15%
Total	100%
Series 8075

American Funds International Fund	25%
Franklin Income VIP Fund	25%
Hartford Growth Opportunities HLS Fund	25%
Hartford Total Return Bond HLS Fund	25%
Total	100%
Series 80901

American Funds Global Growth & Income Fund	15%
Franklin Income VIP Fund	15%
Hartford Growth Opportunities HLS Fund	15%
Hartford Total Return Bond HLS Fund	25%
Invesco V.I. Government Money Market Fund	15%
Rational Insider Buying VA Fund	15%
Total	100%

(1)	Series 8090 is available only to Huntington Hartford’s Personal Retirement Manager contract owners.

INDIVIDUAL SUB-ACCOUNTS:
AB VPS Balanced Wealth Strategy Portfolio	American Funds Bond Fund
BlackRock Global Allocation V.I. Fund	MFS Total Return Bond Series
Invesco V.I. Balanced Risk Allocation Fund	Hartford Ultrashort HLS Fund
MFS Total Return Series	Hartford Total Return Bond Fund
PIMCO All Asset Portfolio	Hartford U.S. Government Securities HLS Fund
PIMCO Global Multi-Asset Managed Allocation Portfolio

APP E-1

Appendix E — Optional Rider Comparison
Death Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Standard Death Benefit.*	Safety Plus; any one withdrawal benefit.	No.	Contract Value.	Not applicable.	Not applicable.
Return of Premium V Death Benefit.	Safety Plus; any one withdrawal benefit.	Yes, after the earliest of the 5th anniversary of the rider effective date or Spousal Contract continuation. A pro-rated rider charge will be assessed.	Greater of Premium Payments adjusted for Surrenders or Contract Value minus Premium Based Charges, if applicable.	Not applicable.	Currently, none. We reserve the right to impose investment restrictions in the future.
Maximum Anniversary Value V Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.

*	The Standard Death Benefit is not optional and is automatically included as part of your Contract.

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Legacy Lock Death Benefit.	Safety Plus; Future6 or Daily Lock Income Daily Lock Income
No. However, if your Future6 or Daily Lock Income Benefit rider is terminated for any reason, or because you exercise you option to convert Future6 or Daily Lock Income Benefit to Future5, this rider will also terminate.
			Greater of Enhanced Return of Premium or Return of Premium V Death Benefit.	Not applicable.	Yes. You must concurrently elect Future6 or Daily Lock Income Benefit and abide by its corresponding investment restrictions.
Maximum Daily Value Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the personal Pension Account or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.

APP E-2

Optional Withdrawal or Accumulation Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Future5 Withdrawal benefit.	Any one Death Benefit, except Legacy Lock.	No.
Initially equal to Premium Payments. Fluctuates thereafter based on Market Increases, or Deferral Bonuses, and subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.

4%: age 59.5 - 64; 5%: age 65+ for
Contracts issued prior to July 16, 2012. 3.5%: age 59.5 - 64; 4.5%: age 65 - 84; 5.5%: age 85+ for Contracts issued on or after July 16, 2012. Based on age at time of first partial Surrender.
Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Future6 Withdrawal benefit (Note: Not available if Daily Lock Income Benefit is available in your state.)	Any one Death Benefit.	No.	Same as Future5. See above.	4%: age 59.5 - 64. 5%: age 65+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Daily Lock Income Benefit Withdrawal benefit.	Any one Death Benefit.	No.	Same as Future5. If you elect this rider after the Contract Issue date, the Payment Base will be based on the Contract Value on the date the rider becomes effective.	4%: age 59.5 - 64. 5%: age 65 - 84. 6%: age 85+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Safety Plus Accumulation benefit.	Any one Death Benefit, except Legacy Lock.	Yes, after the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date.	Not applicable.		Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Personal Pension Account	May be issued with any other optional rider.	No	Benefit Balance	Not applicable.	None; however if you elect another optional benefit, those investment restrictions will apply.

APP F-1

Appendix F - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Products

•	Hartford's Personal Retirement Manager B-Share VA 3

•	Hartford's Personal Retirement Manager C-Share VA 4

•	Huntington Hartford's Personal Retirement Manager B-Share VA 3

•	Hartford's Personal Retirement Manager I-Share VA 3

•	Hartford's Personal Retirement Manager L-Share VA 3

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 125	2016 Series 126	2016 Series 213	2016 Series 313	2016 Series 413
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	14%	17%	18%	17%	14%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Total Return Bond HLS Fund	20%	14%	10%	7%	4%
American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS New Discovery Series	2%	3%	3%	4%	5%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Equity Income Fund	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life Insurance Company
Hartford's Personal Retirement Manager III
Huntington Hartford's Personal Retirement Manager III
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2018
Date of Statement of Additional Information: May 1, 2018

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General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life Insurance Company Separate Account Seven as of December 31, 2017, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2017: $9,877,833; 2016: $8,960,055; and 2015: $8,645,937.
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.

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Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will be calculated on a quarterly basis from the date the underlying fund is made available in the Separate Account for one, five and ten year periods or some other relevant periods if the underlying fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, the Total Annual Fund Operating Expenses, applicable Sales Charges, Premium Based Charges, if applicable, Separate Account Annual Expenses, and the Annual Maintenance Fee are deducted from a hypothetical initial Premium Payment of $1,000.00. Standardized total returns do not include charges for optional benefit riders.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
The Sub-Account may advertise a non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return does not include the Annual Maintenance Fee, Premium Based Charges, if applicable, or Sales Charges. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
The Sub-Account may also advertise adjusted non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Adjusted non-standardized total return is measured in the same manner as the standardized total return described above.
A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the SubAccount invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties). To the extent that a Sub-Account invests in a Feeder Fund (a Feeder Fund is a fund that invests all of its assets into a corresponding Master Fund), the Feeder Fund’s performance for periods pre-dating the inception of the Feeder Fund and/or its inclusion within a Separate Account may include the performance of the Master Fund since the inception of the Master Fund, as adjusted for the Feeder Fund’s operating expenses. In such case, the performance of a Feeder Fund will be lower than the corresponding Master Fund because of Feeder Fund operating expenses. Performance may include the effect of waivers and reimbursements, in the absence of which performance may have been lower.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculate the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divide that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to

4

the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7 ] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may, from time to time, include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life Insurance Company Separate Account Seven and the Board of Directors of Hartford Life Insurance Company
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities as of December 31, 2017, the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in two years then ended, the financial highlights in Note 6 for each of the periods presented in the five years then ended, and the related notes for each of the individual Sub-Accounts comprising Hartford Life Insurance Company Separate Account Seven (the “Account”):

American Century VP Value Fund	MFS® New Discovery Fund
American Century VP Growth Fund	MFS® Total Return Fund
AB VPS Balanced Wealth Strategy Portfolio	MFS® Value Fund
AB VPS International Value Portfolio	MFS® Total Return Bond Series
AB VPS Small/Mid Cap Value Portfolio	MFS® Research Fund
AB VPS Value Portfolio	MFS® High Yield Portfolio
AB VPS International Growth Portfolio	BlackRock Global Allocation V.I. Fund
Invesco V.I. Value Opportunities Fund	BlackRock Global Opportunities V.I. Fund
Invesco V.I. Core Equity Fund	BlackRock Large Cap Focus Growth V.I. Fund
Invesco V.I. Government Securities Fund	(Formerly BlackRock Large Cap Growth V.I. Fund)
Invesco V.I. High Yield Fund	BlackRock Equity Dividend V.I. Fund
Invesco V.I. International Growth Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
Invesco V.I. Mid Cap Core Equity Fund	(Formerly UIF Core Plus Fixed Income Portfolio)
Invesco V.I. Small Cap Equity Fund	Morgan Stanley VIF Growth Portfolio
Invesco V.I. Balanced Risk Allocation Fund	(Formerly UIF Growth Portfolio)
Invesco V.I. Diversified Dividend Fund	Morgan Stanley VIF Mid Cap Growth Portfolio
Invesco V.I. Government Money Market Fund	(Formerly UIF Mid Cap Growth Portfolio)
American Century VP Mid Cap Value Fund	Invesco V.I. American Value Fund
American Funds Global Bond Fund	Morgan Stanley Mid Cap Growth Portfolio
American Funds Global Growth and Income Fund	BlackRock Capital Appreciation V.I. Fund
American Funds Asset Allocation Fund	Columbia Variable Portfolio - Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
American Funds Bond Fund	Columbia Variable Portfolio - Income Opportunities Fund
American Funds Global Growth Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
American Funds Growth Fund	Oppenheimer Capital Appreciation Fund/VA
American Funds Growth-Income Fund	Oppenheimer Global Fund/VA
American Funds International Fund	Oppenheimer Main Street Fund®/VA
American Funds New World Fund	(Merged with Oppenheimer Equity Income Fund/VA)
American Funds Global Small Capitalization Fund	Oppenheimer Main Street Small Cap Fund/VA
Columbia Variable Portfolio - Small Company	Putnam VT Diversified Income Fund
Growth Fund	Putnam VT Global Asset Allocation Fund
Wells Fargo VT Omega Growth Fund	Putnam VT Growth Opportunities Fund
Fidelity® VIP Growth Portfolio	Putnam VT International Value Fund
Fidelity® VIP Contrafund® Portfolio	Putnam VT International Equity Fund
Fidelity® VIP Mid Cap Portfolio	Putnam VT Small Cap Value Fund
Fidelity® VIP Value Strategies Portfolio	JPMorgan Insurance Trust Core Bond Portfolio
Fidelity® VIP Dynamic Capital Appreciation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio
Fidelity® VIP Strategic Income Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Franklin Rising Dividends VIP Fund
Franklin Income VIP Fund	JPMorgan Insurance Trust Mid Cap Value Portfolio
Franklin Large Cap Growth VIP Fund	Putnam VT Equity Income Fund
Franklin Global Real Estate VIP Fund	(Merged with Putnam VT Equity Income Fund)
Franklin Small-Mid Cap Growth VIP Fund	PIMCO All Asset Fund
Franklin Small Cap Value VIP Fund	PIMCO StocksPLUS Global Portfolio
Franklin Strategic Income VIP Fund	PIMCO Global Multi-Asset Managed Allocation Portfolio
Franklin Mutual Shares VIP Fund	Jennison 20/20 Focus Fund
Templeton Developing Markets VIP Fund	Jennison Fund
Templeton Foreign VIP Fund	Prudential Value Portfolio
Templeton Growth VIP Fund	Prudential SP International Growth Portfolio
Franklin Mutual Global Discovery VIP Fund	ClearBridge Variable Dividend Strategy Portfolio
Franklin Flex Cap Growth VIP Fund	Western Asset Variable Global High Yield Bond Portfolio
Templeton Global Bond VIP Fund	Clearbridge Variable Large Cap Value Portfolio
Hartford Balanced HLS Fund	Invesco V.I. Growth and Income Fund
Hartford Total Return Bond HLS Fund	Invesco V.I. Comstock Fund
Hartford Capital Appreciation HLS Fund	Invesco V.I. American Franchise Fund
Hartford Dividend and Growth HLS Fund	Invesco V.I. Mid Cap Growth Fund
Hartford Healthcare HLS Fund	Wells Fargo VT Index Asset Allocation Fund
Hartford Global Growth HLS Fund	Wells Fargo VT International Equity Fund
Hartford Disciplined Equity HLS Fund	Wells Fargo VT Small Cap Growth Fund
Hartford Growth Opportunities HLS Fund	Wells Fargo VT Discovery Fund
Hartford High Yield HLS Fund	Wells Fargo VT Opportunity Fund
Hartford International Opportunities HLS Fund	HIMCO VIT Index Fund
Hartford Small/Mid Cap Equity HLS Fund	HIMCO VIT Portfolio Diversifier Fund
Hartford MidCap HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
Hartford MidCap Value HLS Fund	HIMCO VIT American Funds Blue Chip Income and Growth
Hartford Ultrashort Bond HLS Fund	Fund
Hartford Small Company HLS Fund	HIMCO VIT American Funds Bond Fund
Hartford SmallCap Growth HLS Fund	HIMCO VIT American Funds Global Bond Fund
Hartford Stock HLS Fund	HIMCO VIT American Funds Global Growth and Income
Hartford U.S. Government Securities HLS Fund	Fund
Hartford Value HLS Fund	HIMCO VIT American Funds Global Growth Fund
Rational Dividend Capture VA Fund (Formerly	HIMCO VIT American Funds Global Small Capitalization
Catalyst Dividend Capture Fund)	Fund
Rational Insider Buying VA Fund (Formerly	HIMCO VIT American Funds Growth Fund
Catalyst Insider Buyer Fund)	HIMCO VIT American Funds Growth-Income Fund
Lord Abbett Fundamental Equity Fund	HIMCO VIT American Funds International Fund
Lord Abbett Calibrated Dividend Growth Fund	HIMCO VIT American Funds New World Fund
Lord Abbett Bond Debenture Fund	MFS® Core Equity Portfolio
Lord Abbett Growth and Income Fund	MFS® Massachusetts Investors Growth Stock Portfolio
MFS® Growth Fund	MFS® Research International Portfolio
MFS® Global Equity Fund	Columbia Variable Portfolio - Large Cap Growth Fund
MFS® Investors Trust Fund	Columbia Variable Portfolio - Select International Equity
MFS® Mid Cap Growth Fund	Fund
Variable Portfolio - Loomis Sayles Growth Fund
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2017, the results of their operations for the periods then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ DELOITTE & TOUCHE LLP
Hartford, CT
April 19, 2018
We have served as the auditor of the sub-accounts that comprise Hartford Life Insurance Company Separate Account Seven since 2002.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities
December 31, 2017

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,424,885	4,943,870	1,891,390	238,338	611,154	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,841,868	97,907	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	15,999,969	29,799,750	87,071,460
class S2	—	—	—	—	—	—	—	—	998,957	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,841,868	97,907	4,424,885	4,943,870	1,891,390	238,338	611,154	15,999,969	30,798,707	87,071,460
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	147	5	936	1,017	332	29	89	4,741	20,605	33,061
Other assets	—	—	1	1	—	—	—	1	—	8
Total assets	1,842,015	97,912	4,425,822	4,944,888	1,891,722	238,367	611,243	16,004,711	30,819,312	87,104,529

Liabilities:
Due to Sponsor Company	147	5	936	1,017	332	29	89	4,741	20,605	33,061
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	1	2	—	—	—	—
Total liabilities	147	5	936	1,017	333	31	89	4,741	20,605	33,061

Net assets:
For contract liabilities	$1,841,868	$97,907	$4,424,886	$4,943,871	$1,891,389	$238,336	$611,154	$15,999,970	$30,798,707	$87,071,468

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,424,886	4,943,871	1,891,389	238,336	611,154	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,841,868	97,907	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	15,999,970	29,799,751	87,071,468
class S2	—	—	—	—	—	—	—	—	998,956	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,841,868	$97,907	$4,424,886	$4,943,871	$1,891,389	$238,336	$611,154	$15,999,970	$30,798,707	$87,071,468

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	377,228	306,122	88,054	13,857	26,805	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	164,159	6,593	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	2,110,814	811,540	7,631,153
class S2	—	—	—	—	—	—	—	—	27,611	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	164,159	6,593	377,228	306,122	88,054	13,857	26,805	2,110,814	839,151	7,631,153

Cost	$1,228,111	$81,415	$4,251,711	$4,073,096	$1,618,328	$170,735	$453,762	$16,664,391	$25,339,954	$91,520,062

Deferred contracts in the accumulation period:
Units owned by participants #	90,449	4,847	282,012	569,616	79,290	14,014	59,347	8,247,865	1,808,084	65,202,178
Minimum unit fair value #*	$19.222298	$20.200979	$13.371184	$7.642684	$20.708518	$13.516541	$8.940547	$1.703629	$1.341748	$1.166100
Maximum unit fair value #*	$21.485379	$20.200979	$21.039797	$16.752424	$34.565515	$15.208808	$17.933019	$26.109960	$23.263545	$9.959231
Contract liability	$1,841,868	$97,907	$4,424,886	$4,895,332	$1,891,389	$209,294	$611,154	$15,695,713	$30,371,363	$86,013,074

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	5,842	—	1,986	—	151,026	32,219	768,683
Minimum unit fair value #*	$—	$—	$—	$8.308908	$—	$14.622376	$—	$1.943893	$1.501325	$1.330632
Maximum unit fair value #*	$—	$—	$—	$8.308908	$—	$14.622376	$—	$2.059518	$20.308036	$1.409789
Contract liability	$—	$—	$—	$48,539	$—	$29,042	$—	$304,257	$427,344	$1,058,394

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	23,718,958	43,502,836
class 4	—	—	—	—	—	—	—	—	2,114,158	7,836,594
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	151,362	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	508,940	24,993,057	32,079,550	19,176,414	—	—	48,354,413	—	—	—
class S2	—	9,448,053	69,466	3,356,563	1,531,699	7,564	734,858	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	508,940	34,441,110	32,149,016	22,532,977	1,531,699	7,564	49,089,271	151,362	25,833,116	51,339,430
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	96	6,569	8,350	6,363	890	1	60,998	8	7,838	8,783
Other assets	—	—	—	3	1	—	13	—	—	1
Total assets	509,036	34,447,679	32,157,366	22,539,343	1,532,590	7,565	49,150,282	151,370	25,840,954	51,348,214

Liabilities:
Due to Sponsor Company	96	6,569	8,350	6,363	890	1	60,998	8	7,838	8,783
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	3	1	3	—	—	—	—	—	—	—
Total liabilities	99	6,570	8,353	6,363	890	1	60,998	8	7,838	8,783

Net assets:
For contract liabilities	$508,937	$34,441,109	$32,149,013	$22,532,980	$1,531,700	$7,564	$49,089,284	$151,362	$25,833,116	$51,339,431

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	23,718,957	43,502,836
class 4	—	—	—	—	—	—	—	—	2,114,159	7,836,595
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	151,362	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	508,937	24,993,054	32,079,547	19,176,418	—	—	48,354,425	—	—	—
class S2	—	9,448,055	69,466	3,356,562	1,531,700	7,564	734,859	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$508,937	$34,441,109	$32,149,013	$22,532,980	$1,531,700	$7,564	$49,089,284	$151,362	$25,833,116	$51,339,431

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	2,011,786	2,756,834
class 4	—	—	—	—	—	—	—	—	180,697	502,346
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	6,650	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	92,367	626,550	2,226,201	957,862	—	—	48,354,413	—	—	—
class S2	—	240,225	4,923	176,198	137,126	280	734,858	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	92,367	866,775	2,231,124	1,134,060	137,126	280	49,089,271	6,650	2,192,483	3,259,180

Cost	$509,406	$24,980,785	$28,244,297	$20,062,829	$1,580,352	$4,516	$49,089,271	$114,851	$25,132,885	$39,901,862

Deferred contracts in the accumulation period:
Units owned by participants #	125,926	9,658,427	11,813,171	930,038	109,910	394	5,229,233	6,844	2,072,149	3,115,932
Minimum unit fair value #*	$1.857650	$2.407670	$2.412074	$17.547774	$13.062314	$19.204376	$8.876326	$20.941448	$9.904477	$10.570853
Maximum unit fair value #*	$21.668157	$20.221611	$22.473592	$28.633155	$14.861220	$19.204376	$9.841936	$22.362747	$14.019818	$25.216737
Contract liability	$506,190	$34,341,083	$31,851,469	$22,443,301	$1,531,700	$7,564	$48,704,361	$151,362	$25,479,895	$50,803,206

Contracts in payout (annuitization) period:
Units owned by participants #	1,303	35,028	104,516	3,416	—	—	40,688	—	27,190	30,929
Minimum unit fair value #*	$2.107655	$2.747192	$2.752234	$25.550876	$—	$—	$9.314545	$—	$9.966052	$10.618380
Maximum unit fair value #*	$2.107655	$2.910603	$2.915945	$26.853289	$—	$—	$9.465397	$—	$13.253622	$18.839462
Contract liability	$2,747	$100,026	$297,544	$89,679	$—	$—	$384,923	$—	$353,221	$536,225

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,816,534
class 2	150,146,603	83,759,192	115,167,981	49,704,597	402,452,774	345,899,767	83,252,028	32,274,714	33,004,204	—
class 4	9,044,278	5,272,202	21,401,476	3,021,371	45,412,530	26,103,424	27,592,342	4,205,025	6,661,764	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	159,190,881	89,031,394	136,569,457	52,725,968	447,865,304	372,003,191	110,844,370	36,479,739	39,665,968	4,816,534
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	43,440	20,290	42,557	8,801	206,831	163,677	54,075	23,052	10,883	12,315
Other assets	—	—	5	2	4	1	—	3	—	—
Total assets	159,234,321	89,051,684	136,612,019	52,734,771	448,072,139	372,166,869	110,898,445	36,502,794	39,676,851	4,828,849

Liabilities:
Due to Sponsor Company	43,440	20,290	42,557	8,801	206,831	163,677	54,075	23,052	10,883	12,315
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	5	7	—	—	—	—	—	—	3	1
Total liabilities	43,445	20,297	42,557	8,801	206,831	163,677	54,075	23,052	10,886	12,316

Net assets:
For contract liabilities	$159,190,876	$89,031,387	$136,569,462	$52,725,970	$447,865,308	$372,003,192	$110,844,370	$36,479,742	$39,665,965	$4,816,533

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,816,533
class 2	150,146,598	83,759,185	115,167,984	49,704,600	402,452,776	345,899,768	83,252,028	32,274,716	33,004,201	—
class 4	9,044,278	5,272,202	21,401,478	3,021,370	45,412,532	26,103,424	27,592,342	4,205,026	6,661,764	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$159,190,876	$89,031,387	$136,569,462	$52,725,970	$447,865,308	$372,003,192	$110,844,370	$36,479,742	$39,665,965	$4,816,533

Shares:
class 1	—	—	—	—	—	—	—	—	—	257,431
class 2	6,391,937	5,659,405	10,773,431	1,643,670	5,203,009	6,958,354	3,848,915	1,287,384	1,335,122	—
class 4	386,508	356,953	2,003,884	100,278	593,163	529,374	1,288,158	168,268	267,433	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	6,778,445	6,016,358	12,777,315	1,743,948	5,796,172	7,487,728	5,137,073	1,455,652	1,602,555	257,431

Cost	$120,831,449	$69,265,730	$138,931,688	$39,656,880	$357,805,504	$298,758,850	$95,587,227	$28,497,610	$32,507,041	$3,696,134

Deferred contracts in the accumulation period:
Units owned by participants #	7,382,818	39,247,911	9,402,578	2,123,924	20,241,762	15,615,330	6,848,927	1,406,308	1,842,940	1,528,134
Minimum unit fair value #*	$10.371941	$1.891730	$9.935904	$10.590156	$10.614809	$10.721953	$10.611129	$10.768239	$10.790498	$2.061874
Maximum unit fair value #*	$27.951597	$27.515855	$18.240164	$34.080432	$34.381516	$32.619326	$24.051776	$39.540783	$33.123821	$29.216137
Contract liability	$156,576,606	$87,691,733	$135,017,977	$52,416,164	$443,982,842	$367,774,635	$110,093,246	$36,247,841	$39,474,724	$4,763,716

Contracts in payout (annuitization) period:
Units owned by participants #	107,813	573,670	96,642	11,079	144,068	163,263	36,157	7,671	7,175	22,576
Minimum unit fair value #*	$10.418576	$2.160159	$9.980590	$10.637763	$10.664821	$10.770160	$10.658822	$10.816629	$10.838991	$2.339489
Maximum unit fair value #*	$27.951597	$10.861983	$18.240164	$34.080432	$34.381516	$32.619326	$23.568227	$37.082556	$33.123821	$2.339489
Contract liability	$2,614,270	$1,339,654	$1,551,485	$309,806	$3,882,466	$4,228,557	$751,124	$231,901	$191,241	$52,817

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$584,474	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	8,119	—	—	—	—	—	—	162,951,134	300,112,015	23,627,679
class 4	—	—	—	—	—	—	—	1,203,994	33,231,301	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,814,727	14,891,379	12,575,581	656,856	274,613	118,687	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	592,593	1,814,727	14,891,379	12,575,581	656,856	274,613	118,687	164,155,128	333,343,316	23,627,679
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,466	1,139	1,943	2,866	110	42	6	56,476	125,323	21,286
Other assets	—	—	—	—	—	—	—	—	—	2
Total assets	594,059	1,815,866	14,893,322	12,578,447	656,966	274,655	118,693	164,211,604	333,468,639	23,648,967

Liabilities:
Due to Sponsor Company	1,466	1,139	1,943	2,866	110	42	6	56,476	125,323	21,286
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	3	3	—	—	—	3	—	—
Total liabilities	1,466	1,142	1,946	2,869	110	42	6	56,479	125,323	21,286

Net assets:
For contract liabilities	$592,593	$1,814,724	$14,891,376	$12,575,578	$656,856	$274,613	$118,687	$164,155,125	$333,343,316	$23,627,681

Contract Liabilities:
class 1	$584,474	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	8,119	—	—	—	—	—	—	162,951,131	300,112,015	23,627,681
class 4	—	—	—	—	—	—	—	1,203,994	33,231,301	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,814,724	14,891,376	12,575,578	656,856	274,613	118,687	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$592,593	$1,814,724	$14,891,376	$12,575,578	$656,856	$274,613	$118,687	$164,155,125	$333,343,316	$23,627,681

Shares:
class 1	20,161	—	—	—	—	—	—	—	—	—
class 2	291	—	—	—	—	—	—	5,725,620	18,559,803	1,153,695
class 4	—	—	—	—	—	—	—	42,186	2,010,363	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	24,907	401,927	332,775	45,678	19,545	10,411	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	20,452	24,907	401,927	332,775	45,678	19,545	10,411	5,767,806	20,570,166	1,153,695

Cost	$531,279	$1,393,353	$10,376,089	$9,421,234	$501,087	$228,262	$119,859	$122,014,577	$309,536,852	$19,945,970

Deferred contracts in the accumulation period:
Units owned by participants #	280,899	84,524	722,430	618,965	31,607	12,456	7,473	5,666,957	15,141,455	1,135,908
Minimum unit fair value #*	$1.613701	$19.013623	$17.363977	$17.940779	$17.539924	$19.546704	$15.814675	$21.443181	$13.876655	$18.515448
Maximum unit fair value #*	$32.997419	$33.085123	$30.342536	$29.945223	$34.694125	$32.020489	$16.017684	$32.540421	$25.863286	$24.739236
Contract liability	$592,593	$1,774,170	$14,837,068	$12,568,238	$656,856	$270,128	$118,687	$162,100,050	$327,812,819	$23,423,003

Contracts in payout (annuitization) period:
Units owned by participants #	—	2,031	2,856	367	—	218	—	68,914	234,500	9,480
Minimum unit fair value #*	$—	$19.972178	$18.785750	$19.409761	$—	$20.532130	$—	$28.778050	$15.086659	$21.082381
Maximum unit fair value #*	$—	$19.972178	$19.539621	$20.188732	$—	$20.532130	$—	$30.517325	$24.255422	$22.282173
Contract liability	$—	$40,554	$54,308	$7,340	$—	$4,485	$—	$2,055,075	$5,530,497	$204,678

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$81,778,315	$—	$16,265,394	$—	$—	$—	$—
class 2	811,967	45,907,109	8,760,244	415,124	167,145,814	—	58,510,131	99,605,740	52,611,592	9,698,838
class 4	—	1,813,766	3,407,321	18,562,762	21,888,439	2,062,514	4,638,474	10,035,593	5,097,592	1,271,436
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	811,967	47,720,875	12,167,565	100,756,201	189,034,253	18,327,908	63,148,605	109,641,333	57,709,184	10,970,274
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	103	19,748	2,325	36,276	116,793	11,352	41,016	60,334	17,241	18,301
Other assets	—	6	—	—	2	2	1	—	1	—
Total assets	812,070	47,740,629	12,169,890	100,792,477	189,151,048	18,339,262	63,189,622	109,701,667	57,726,426	10,988,575

Liabilities:
Due to Sponsor Company	103	19,748	2,325	36,276	116,793	11,352	41,016	60,334	17,241	18,301
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	—	1	1	—	—	—	5	—	—
Total liabilities	105	19,748	2,326	36,277	116,793	11,352	41,016	60,339	17,241	18,301

Net assets:
For contract liabilities	$811,965	$47,720,881	$12,167,564	$100,756,200	$189,034,255	$18,327,910	$63,148,606	$109,641,328	$57,709,185	$10,970,274

Contract Liabilities:
class 1	$—	$—	$—	$81,778,313	$—	$16,265,395	$—	$—	$—	$—
class 2	811,965	45,907,115	8,760,244	415,125	167,145,817	—	58,510,132	99,605,736	52,611,592	9,698,838
class 4	—	1,813,766	3,407,320	18,562,762	21,888,438	2,062,515	4,638,474	10,035,592	5,097,593	1,271,436
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$811,965	$47,720,881	$12,167,564	$100,756,200	$189,034,255	$18,327,910	$63,148,606	$109,641,328	$57,709,185	$10,970,274

Shares:
class 1	—	—	—	7,314,697	—	1,577,633	—	—	—	—
class 2	49,151	2,574,711	442,437	38,437	8,209,520	—	3,782,168	6,237,054	2,657,152	1,300,113
class 4	—	98,201	168,512	1,675,340	1,066,168	200,634	295,256	622,169	252,731	176,343
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	49,151	2,672,912	610,949	9,028,474	9,275,688	1,778,267	4,077,424	6,859,223	2,909,883	1,476,456

Cost	$770,939	$51,917,575	$11,076,767	$107,344,601	$158,759,189	$16,204,480	$57,752,392	$84,689,182	$56,677,770	$12,800,436

Deferred contracts in the accumulation period:
Units owned by participants #	32,227	2,529,487	643,915	5,063,783	8,238,710	817,028	4,175,377	5,950,497	2,005,499	557,364
Minimum unit fair value #*	$19.596544	$12.588723	$16.510274	$11.942073	$13.694595	$9.296015	$10.134400	$12.246020	$14.263263	$17.726448
Maximum unit fair value #*	$25.300343	$29.331498	$32.012289	$26.225411	$30.462534	$31.879178	$18.486970	$22.775861	$35.614304	$26.522361
Contract liability	$792,772	$47,258,936	$12,149,892	$99,322,753	$186,674,521	$18,272,184	$62,504,844	$108,325,074	$57,081,175	$10,947,746

Contracts in payout (annuitization) period:
Units owned by participants #	795	23,014	916	61,881	87,905	2,452	38,847	63,445	20,753	1,137
Minimum unit fair value #*	$24.156631	$14.468799	$18.018295	$13.701587	$14.888992	$10.057259	$14.982619	$18.568318	$15.507121	$18.620097
Maximum unit fair value #*	$24.156631	$26.267693	$21.435996	$24.489527	$28.445755	$29.768619	$17.262802	$21.267845	$33.400050	$20.914372
Contract liability	$19,193	$461,945	$17,672	$1,433,447	$2,359,734	$55,726	$643,762	$1,316,254	$628,010	$22,528

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	326,416	—	—	—	—	—	—	—	—	—
class 4	11,405,137	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	4,920,083	85,385,734	86,855,981	63,624,890	—	297,199	11,745,592	22,866,707	6,084,302
class IB	—	8,166,677	19,925,032	19,996,697	14,949,888	80,423	701,728	227,474	1,110,697	482,525
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	11,731,553	13,086,760	105,310,766	106,852,678	78,574,778	80,423	998,927	11,973,066	23,977,404	6,566,827
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	414	4,274	117,492	96,241	16,131	9	137	2,154	5,704	1,312
Other assets	—	3	6	—	—	—	—	2	—	—
Total assets	11,731,967	13,091,037	105,428,264	106,948,919	78,590,909	80,432	999,064	11,975,222	23,983,108	6,568,139

Liabilities:
Due to Sponsor Company	414	4,274	117,492	96,241	16,131	9	137	2,154	5,704	1,312
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	3	—	—	—	2	—	2	—	3	1
Total liabilities	417	4,274	117,492	96,241	16,133	9	139	2,154	5,707	1,313

Net assets:
For contract liabilities	$11,731,550	$13,086,763	$105,310,772	$106,852,678	$78,574,776	$80,423	$998,925	$11,973,068	$23,977,401	$6,566,826

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	326,416	—	—	—	—	—	—	—	—	—
class 4	11,405,134	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	4,920,083	85,385,736	86,855,984	63,624,889	—	297,200	11,745,593	22,866,704	6,084,302
class IB	—	8,166,680	19,925,036	19,996,694	14,949,887	80,423	701,725	227,475	1,110,697	482,524
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$11,731,550	$13,086,763	$105,310,772	$106,852,678	$78,574,776	$80,423	$998,925	$11,973,068	$23,977,401	$6,566,826

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	19,771	—	—	—	—	—	—	—	—	—
class 4	676,060	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	158,610	7,542,909	1,803,488	2,656,571	—	10,656	761,218	595,177	741,988
class IB	—	259,424	1,771,114	421,160	626,830	3,767	25,397	14,897	30,092	59,867
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	695,831	418,034	9,314,023	2,224,648	3,283,401	3,767	36,053	776,115	625,269	801,855

Cost	$12,373,200	$9,928,475	$103,518,594	$92,044,338	$66,601,056	$68,724	$779,227	$10,664,282	$18,098,002	$6,717,189

Deferred contracts in the accumulation period:
Units owned by participants #	852,561	3,778,985	16,643,708	10,124,290	7,097,098	13,766	164,026	592,989	1,149,641	392,277
Minimum unit fair value #*	$10.684534	$1.533162	$1.403226	$2.294857	$2.264855	$5.842235	$1.477628	$2.838367	$3.312146	$2.384773
Maximum unit fair value #*	$14.847828	$22.937937	$14.533811	$31.279734	$30.360968	$5.842235	$30.730518	$33.884927	$36.470168	$22.685083
Contract liability	$11,713,624	$12,942,837	$104,995,063	$106,520,018	$78,225,635	$80,423	$933,886	$11,818,685	$23,952,795	$6,559,851

Contracts in payout (annuitization) period:
Units owned by participants #	1,276	72,668	174,077	97,428	111,190	—	13,863	7,766	1,149	380
Minimum unit fair value #*	$13.594138	$1.739634	$1.592116	$2.603883	$2.569841	$—	$3.574467	$2.916274	$21.418408	$18.368377
Maximum unit fair value #*	$14.139620	$2.125606	$13.097622	$18.048084	$20.013822	$—	$16.876934	$21.770343	$21.418408	$18.368377
Contract liability	$17,926	$143,926	$315,709	$332,660	$349,141	$—	$65,039	$154,383	$24,606	$6,975

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	4,306,239	1,000,286	—	—	45,719,088	1,064,689	1,467,025	774,577	3,164,980	955,634
class IB	3,071,124	262,524	810,909	346,888	3,352,311	1,703,913	70,840	6,209,473	1,372,832	308,481
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	7,377,363	1,262,810	810,909	346,888	49,071,399	2,768,602	1,537,865	6,984,050	4,537,812	1,264,115
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	56,201	824	172	10,513	8,486	835	385	3,595	617	152
Other assets	1	1	—	—	11	4	—	—	—	—
Total assets	7,433,565	1,263,635	811,081	357,401	49,079,896	2,769,441	1,538,250	6,987,645	4,538,429	1,264,267

Liabilities:
Due to Sponsor Company	56,201	824	172	10,513	8,486	835	385	3,595	617	152
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	1	1	1	1
Total liabilities	56,201	824	172	10,514	8,486	835	386	3,596	618	153

Net assets:
For contract liabilities	$7,377,364	$1,262,811	$810,909	$346,887	$49,071,410	$2,768,606	$1,537,864	$6,984,049	$4,537,811	$1,264,114

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	4,306,238	1,000,286	—	—	45,719,098	1,064,690	1,467,024	774,575	3,164,980	955,633
class IB	3,071,126	262,525	810,909	346,887	3,352,312	1,703,916	70,840	6,209,474	1,372,831	308,481
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$7,377,364	$1,262,811	$810,909	$346,887	$49,071,410	$2,768,606	$1,537,864	$6,984,049	$4,537,811	$1,264,114

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	246,635	113,540	—	—	4,544,641	52,140	45,659	9,735	309,989	59,541
class IB	173,706	30,003	20,697	27,751	333,563	89,821	2,265	78,067	134,591	19,256
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	420,341	143,543	20,697	27,751	4,878,204	141,961	47,924	87,802	444,580	78,797

Cost	$5,440,884	$1,180,886	$559,746	$342,680	$48,843,152	$2,566,012	$1,291,197	$4,457,308	$4,680,930	$973,407

Deferred contracts in the accumulation period:
Units owned by participants #	1,068,838	60,900	81,173	26,009	44,342,027	605,827	75,199	2,901,713	563,800	104,653
Minimum unit fair value #*	$1.796806	$18.422215	$9.696947	$2.885820	$0.801786	$2.279534	$3.262709	$1.562072	$1.113616	$2.383101
Maximum unit fair value #*	$21.188012	$32.830489	$9.696947	$33.580303	$9.800911	$29.886392	$39.206842	$30.064906	$11.737333	$28.535135
Contract liability	$7,268,174	$1,262,811	$787,128	$346,887	$48,318,684	$2,747,177	$1,537,864	$6,849,522	$4,537,811	$1,262,257

Contracts in payout (annuitization) period:
Units owned by participants #	30,890	—	2,452	—	730,080	6,303	—	68,038	—	100
Minimum unit fair value #*	$2.038848	$—	$9.696947	$—	$0.909625	$2.586503	$—	$1.772511	$—	$18.645711
Maximum unit fair value #*	$12.808856	$—	$9.696947	$—	$1.066531	$18.787244	$—	$2.204388	$—	$18.645711
Contract liability	$109,190	$—	$23,781	$—	$752,726	$21,429	$—	$134,527	$—	$1,857

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Rational Dividend Capture VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	26,779,121	5,247,442	49,543,890	15,121,770
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	1,595,929	—	197,739	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,385,575	3,061,892	9,682,291	1,576,088	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	3,403,370	3,494,539	—	—	—	—	—	—	—	—
Total investments	3,403,370	3,494,539	1,385,575	3,061,892	9,682,291	1,576,088	28,375,050	5,247,442	49,741,629	15,121,770
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	420	526	82	401	1,754	208	6,715	852	30,913	2,469
Other assets	—	—	—	2	—	—	—	2	1	—
Total assets	3,403,790	3,495,065	1,385,657	3,062,295	9,684,045	1,576,296	28,381,765	5,248,296	49,772,543	15,124,239

Liabilities:
Due to Sponsor Company	420	526	82	401	1,754	208	6,715	852	30,913	2,469
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	1	—	—	—	1	4	—	—	1
Total liabilities	421	527	82	401	1,754	209	6,719	852	30,913	2,470

Net assets:
For contract liabilities	$3,403,369	$3,494,538	$1,385,575	$3,061,894	$9,682,291	$1,576,087	$28,375,046	$5,247,444	$49,741,630	$15,121,769

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	26,779,118	5,247,444	49,543,892	15,121,769
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	1,595,928	—	197,738	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,385,575	3,061,894	9,682,291	1,576,087	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	3,403,369	3,494,538	—	—	—	—	—	—	—	—
Total contract liabilities	$3,403,369	$3,494,538	$1,385,575	$3,061,894	$9,682,291	$1,576,087	$28,375,046	$5,247,444	$49,741,630	$15,121,769

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	547,630	238,520	1,647,619	1,590,091
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	33,762	—	6,660	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	73,466	191,129	782,091	42,425	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	288,911	253,964	—	—	—	—	—	—	—	—
Total shares	288,911	253,964	73,466	191,129	782,091	42,425	581,392	238,520	1,654,279	1,590,091

Cost	$3,539,303	$4,177,257	$1,303,745	$2,790,342	$8,973,551	$1,039,371	$20,549,413	$4,013,203	$36,398,614	$12,260,054

Deferred contracts in the accumulation period:
Units owned by participants #	653,140	1,184,882	60,492	145,762	548,227	93,217	1,517,876	196,873	2,552,051	1,339,073
Minimum unit fair value #*	$1.929995	$2.134848	$19.572903	$19.988565	$15.986449	$15.689650	$12.483623	$22.323313	$16.951539	$9.989835
Maximum unit fair value #*	$21.696327	$28.771114	$24.038372	$25.639729	$20.600432	$23.485274	$33.842612	$33.295481	$26.036245	$33.935009
Contract liability	$3,399,546	$3,491,699	$1,385,575	$3,061,894	$9,666,204	$1,576,087	$28,028,390	$5,177,919	$49,077,342	$15,070,417

Contracts in payout (annuitization) period:
Units owned by participants #	1,776	1,138	—	—	894	—	15,636	2,406	31,661	4,378
Minimum unit fair value #*	$2.152629	$2.493571	$—	$—	$17.987565	$—	$14.154768	$25.541640	$18.992524	$11.194284
Maximum unit fair value #*	$2.152629	$2.493571	$—	$—	$17.987565	$—	$22.875174	$31.225529	$22.897077	$12.000387
Contract liability	$3,823	$2,839	$—	$—	$16,087	$—	$346,656	$69,525	$664,288	$51,352

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	30,306	363,832	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	233,835	—	—	695,324
class INIT	30,997,159	137,989,690	43,261,032	62,399,609	4,116,071	29,269,486	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	98,449	8,012,394	18,545,725	12,083,420	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	31,095,608	146,002,084	61,806,757	74,483,029	4,116,071	29,269,486	233,835	30,306	363,832	695,324
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	18,321	210,771	16,736	30,393	665	10,354	1,095	6	64	40
Other assets	—	2	3	—	—	2	—	—	—	—
Total assets	31,113,929	146,212,857	61,823,496	74,513,422	4,116,736	29,279,842	234,930	30,312	363,896	695,364

Liabilities:
Due to Sponsor Company	18,321	210,771	16,736	30,393	665	10,354	1,095	6	64	40
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	4	2	—	1	—	1	—
Total liabilities	18,321	210,771	16,736	30,397	667	10,354	1,096	6	65	40

Net assets:
For contract liabilities	$31,095,608	$146,002,086	$61,806,760	$74,483,025	$4,116,069	$29,269,488	$233,834	$30,306	$363,831	$695,324

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	30,306	363,831	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	233,834	—	—	695,324
class INIT	30,997,159	137,989,692	43,261,036	62,399,608	4,116,069	29,269,488	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	98,449	8,012,394	18,545,724	12,083,417	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$31,095,608	$146,002,086	$61,806,760	$74,483,025	$4,116,069	$29,269,488	$233,834	$30,306	$363,831	$695,324

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	1,737	25,075	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	15,757	—	—	57,370
class INIT	1,542,148	5,586,627	2,067,927	4,720,092	139,528	5,072,701	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	5,301	330,000	902,468	930,209	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,547,449	5,916,627	2,970,395	5,650,301	139,528	5,072,701	15,757	1,737	25,075	57,370

Cost	$24,483,428	$122,618,064	$46,321,022	$73,034,424	$3,465,054	$30,587,818	$231,226	$24,429	$299,886	$571,313

Deferred contracts in the accumulation period:
Units owned by participants #	1,224,878	6,778,447	2,223,961	5,281,159	173,623	2,457,528	17,028	1,462	15,345	34,579
Minimum unit fair value #*	$17.687057	$14.465152	$17.942379	$11.425059	$21.680678	$11.142162	$13.683454	$20.726269	$19.721825	$19.029838
Maximum unit fair value #*	$37.486021	$26.932336	$37.043103	$15.675497	$27.931035	$12.166841	$13.826114	$20.726269	$31.796548	$20.321731
Contract liability	$30,752,860	$143,966,088	$61,500,520	$74,219,281	$4,116,069	$28,630,116	$233,834	$30,306	$363,831	$695,324

Contracts in payout (annuitization) period:
Units owned by participants #	11,576	86,148	9,212	18,153	—	54,316	—	—	—	—
Minimum unit fair value #*	$20.237750	$16.276187	$20.188758	$14.058132	$—	$11.709112	$—	$—	$—	$—
Maximum unit fair value #*	$35.154951	$25.149483	$34.740189	$14.702865	$—	$11.895454	$—	$—	$—	$—
Contract liability	$342,748	$2,035,998	$306,240	$263,744	$—	$639,372	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA
	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$1,931,134	$7,236,020	$5,519,773	$7,176,537	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	44,894	280,827	1,503,552	—	—	—	—	—	—	—
class III	—	—	—	—	539,620	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	1,098,112	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	478,269
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	44,894	280,827	1,503,552	1,098,112	539,620	1,931,134	7,236,020	5,519,773	7,176,537	478,269
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	6	44	427	455	32	325	74,160	34,676	3,126	63
Other assets	—	—	—	—	—	—	1	—	—	—
Total assets	44,900	280,871	1,503,979	1,098,567	539,652	1,931,459	7,310,181	5,554,449	7,179,663	478,332

Liabilities:
Due to Sponsor Company	6	44	427	455	32	325	74,160	34,676	3,126	63
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	1	—	—	—	2	2
Total liabilities	6	45	427	455	33	325	74,160	34,676	3,128	65

Net assets:
For contract liabilities	$44,894	$280,826	$1,503,552	$1,098,112	$539,619	$1,931,134	$7,236,021	$5,519,773	$7,176,535	$478,267

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$1,931,134	$7,236,021	$5,519,773	$7,176,535	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	44,894	280,826	1,503,552	—	—	—	—	—	—	—
class III	—	—	—	—	539,619	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	1,098,112	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	478,267
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$44,894	$280,826	$1,503,552	$1,098,112	$539,619	$1,931,134	$7,236,021	$5,519,773	$7,176,535	$478,267

Shares:
class 1	—	—	—	—	—	119,427	286,009	730,129	278,268	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	4,104	9,091	126,882	—	—	—	—	—	—	—
class III	—	—	—	—	53,060	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	60,336	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	8,713
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	4,104	9,091	126,882	60,336	53,060	119,427	286,009	730,129	278,268	8,713

Cost	$41,556	$237,371	$1,340,076	$925,068	$478,670	$1,775,506	$4,393,149	$6,364,180	$4,313,076	$439,935

Deferred contracts in the accumulation period:
Units owned by participants #	3,989	13,935	83,954	57,869	26,551	892,355	469,401	474,389	451,684	21,481
Minimum unit fair value #*	$11.254344	$19.401823	$16.676753	$16.916529	$18.925560	$1.587942	$14.587562	$10.981367	$15.299871	$16.105084
Maximum unit fair value #*	$11.254344	$20.666424	$30.222092	$28.941790	$21.863019	$20.891331	$15.697718	$11.574276	$16.087414	$18.121213
Contract liability	$44,894	$280,826	$1,503,552	$1,098,112	$539,619	$1,922,874	$7,152,909	$5,379,905	$7,104,218	$377,175

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	4,584	5,295	12,084	4,495	5,802
Minimum unit fair value #*	$—	$—	$—	$—	$—	$1.801739	$15.697718	$11.574276	$16.087414	$17.422551
Maximum unit fair value #*	$—	$—	$—	$—	$—	$1.801739	$15.697718	$11.574276	$16.087414	$17.422551
Contract liability	$—	$—	$—	$—	$—	$8,260	$83,112	$139,868	$72,317	$101,092

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio
	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	11,591,824	611,646	1,934,211	37,193	324,315	264,445	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	5,392,021	884,790	4,081,298	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	32,676,595
Total investments	5,392,021	884,790	4,081,298	11,591,824	611,646	1,934,211	37,193	324,315	264,445	32,676,595
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,449	111	923	2,382	96	152	5	49	38	7,462
Other assets	1	—	—	—	1	—	1	—	—	—
Total assets	5,393,471	884,901	4,082,221	11,594,206	611,743	1,934,363	37,199	324,364	264,483	32,684,057

Liabilities:
Due to Sponsor Company	1,449	111	923	2,382	96	152	5	49	38	7,462
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	1	—	—	—	—	—	—	3
Total liabilities	1,449	114	924	2,382	96	152	5	49	38	7,465

Net assets:
For contract liabilities	$5,392,022	$884,787	$4,081,297	$11,591,824	$611,647	$1,934,211	$37,194	$324,315	$264,445	$32,676,592

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	11,591,824	611,647	1,934,211	37,194	324,315	264,445	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	5,392,022	884,787	4,081,297	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	32,676,592
Total contract liabilities	$5,392,022	$884,787	$4,081,297	$11,591,824	$611,647	$1,934,211	$37,194	$324,315	$264,445	$32,676,592

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	1,887,919	33,369	194,003	3,209	21,267	16,324	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	115,018	27,728	160,555	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	2,986,892
Total shares	115,018	27,728	160,555	1,887,919	33,369	194,003	3,209	21,267	16,324	2,986,892

Cost	$3,358,267	$748,522	$2,976,961	$12,411,706	$541,944	$1,508,859	$29,756	$234,674	$250,535	$32,912,725

Deferred contracts in the accumulation period:
Units owned by participants #	285,296	43,899	178,400	820,853	35,413	141,273	3,319	28,739	12,307	2,270,439
Minimum unit fair value #*	$16.959683	$17.957499	$20.549282	$12.746322	$16.112408	$13.528598	$9.521455	$10.197950	$18.484955	$12.054015
Maximum unit fair value #*	$28.245530	$28.057984	$33.574683	$19.140031	$24.147718	$13.733316	$16.935698	$17.651485	$30.704128	$21.285546
Contract liability	$5,392,022	$869,899	$4,081,297	$11,591,824	$611,647	$1,934,211	$33,454	$324,315	$264,445	$32,168,844

Contracts in payout (annuitization) period:
Units owned by participants #	—	738	—	—	—	—	367	—	—	35,054
Minimum unit fair value #*	$—	$19.426449	$—	$—	$—	$—	$10.200436	$—	$—	$14.484775
Maximum unit fair value #*	$—	$20.205298	$—	$—	$—	$—	$10.200436	$—	$—	$14.484775
Contract liability	$—	$14,888	$—	$—	$—	$—	$3,740	$—	$—	$507,748

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	146,746	397,931	41,112	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	151,942	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	32,834	165,239	19,584	10,241
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	4,794,811	3,453,381	—	—	—	—	—	—	—	—
Total investments	4,794,811	3,453,381	151,942	146,746	397,931	41,112	32,834	165,239	19,584	10,241
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,172	540	8	8	23	3	5	25	3	1
Other assets	—	—	—	—	—	—	—	1	—	—
Total assets	4,795,983	3,453,921	151,950	146,754	397,954	41,115	32,839	165,265	19,587	10,242

Liabilities:
Due to Sponsor Company	1,172	540	8	8	23	3	5	25	3	1
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	3	—	1	—
Total liabilities	1,172	540	8	9	23	3	8	25	4	1

Net assets:
For contract liabilities	$4,794,811	$3,453,381	$151,942	$146,745	$397,931	$41,112	$32,831	$165,240	$19,583	$10,241

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	146,745	397,931	41,112	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	151,942	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	32,831	165,240	19,583	10,241
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	4,794,811	3,453,381	—	—	—	—	—	—	—	—
Total contract liabilities	$4,794,811	$3,453,381	$151,942	$146,745	$397,931	$41,112	$32,831	$165,240	$19,583	$10,241

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	13,377	41,756	3,189	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	5,693	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	1,099	2,783	626	1,313
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	147,851	291,917	—	—	—	—	—	—	—	—
Total shares	147,851	291,917	5,693	13,377	41,756	3,189	1,099	2,783	626	1,313

Cost	$2,832,672	$3,386,613	$106,008	$146,131	$422,944	$40,248	$12,690	$63,807	$11,981	$7,090

Deferred contracts in the accumulation period:
Units owned by participants #	165,760	118,047	5,059	11,313	27,479	3,667	10,986	57,786	9,637	7,083
Minimum unit fair value #*	$25.464847	$25.806631	$23.484207	$12.308429	$13.707092	$10.985891	$2.553982	$1.984309	$1.873801	$1.445916
Maximum unit fair value #*	$43.852687	$45.688488	$30.692956	$13.144011	$14.852531	$11.274622	$26.942932	$16.225624	$2.096526	$1.445916
Contract liability	$4,745,153	$3,418,544	$151,942	$146,745	$397,931	$41,112	$32,831	$142,626	$19,583	$10,241

Contracts in payout (annuitization) period:
Units owned by participants #	1,747	1,209	—	—	—	—	—	1,394	—	—
Minimum unit fair value #*	$28.425441	$28.806816	$—	$—	$—	$—	$—	$16.225624	$—	$—
Maximum unit fair value #*	$28.425441	$28.806816	$—	$—	$—	$—	$—	$16.225624	$—	$—
Contract liability	$49,658	$34,837	$—	$—	$—	$—	$—	$22,614	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$926,854	$839,015
class 2	—	—	—	—	—	—	—	27,523	9,904	71,284
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	24,822	35,473	666,689	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	16,849,132	2,340,030	—	—	—
class S2	—	—	—	1,314,366	233,474	435,898	436,147	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	24,822	35,473	666,689	1,314,366	233,474	17,285,030	2,776,177	27,523	936,758	910,299
Due from Sponsor Company	2	20	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	60	167	42	4,688	443	4	136	131
Other assets	—	—	—	2	—	—	1	1	—	—
Total assets	24,824	35,493	666,749	1,314,535	233,516	17,289,718	2,776,621	27,528	936,894	910,430

Liabilities:
Due to Sponsor Company	—	—	60	167	42	4,688	443	4	136	131
Payable for fund shares purchased	2	20	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	1	—	—	—	1	—
Total liabilities	2	20	60	167	43	4,688	443	4	137	131

Net assets:
For contract liabilities	$24,822	$35,473	$666,689	$1,314,368	$233,473	$17,285,030	$2,776,178	$27,524	$936,757	$910,299

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$926,853	$839,014
class 2	—	—	—	—	—	—	—	27,524	9,904	71,285
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	24,822	35,473	666,689	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	16,849,133	2,340,031	—	—	—
class S2	—	—	—	1,314,368	233,473	435,897	436,147	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$24,822	$35,473	$666,689	$1,314,368	$233,473	$17,285,030	$2,776,178	$27,524	$936,757	$910,299

Shares:
class 1	—	—	—	—	—	—	—	—	173,568	80,443
class 2	—	—	—	—	—	—	—	1,346	1,841	7,002
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	1,244	4,859	31,110	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	267,574	416,376	—	—	—
class S2	—	—	—	58,004	11,367	7,169	78,869	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,244	4,859	31,110	58,004	11,367	274,743	495,245	1,346	175,409	87,445

Cost	$18,889	$40,584	$597,768	$1,092,252	$183,112	$12,677,917	$2,616,307	$18,773	$855,338	$731,713

Deferred contracts in the accumulation period:
Units owned by participants #	1,375	13,740	245,521	63,581	8,337	879,473	166,927	5,077	524,870	41,722
Minimum unit fair value #*	$18.057513	$2.581684	$2.581528	$17.994307	$26.910845	$17.461356	$15.590526	$2.361191	$1.261646	$2.889300
Maximum unit fair value #*	$18.057513	$2.581684	$2.581528	$30.761899	$30.317055	$20.796354	$17.080331	$23.489624	$17.958842	$23.825324
Contract liability	$24,822	$35,473	$633,819	$1,314,368	$233,473	$16,975,556	$2,765,966	$27,524	$926,500	$910,299

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	12,733	—	—	15,529	610	—	5,689	—
Minimum unit fair value #*	$—	$—	$2.581528	$—	$—	$19.630227	$16.735169	$—	$1.367192	$—
Maximum unit fair value #*	$—	$—	$2.581528	$—	$—	$20.102293	$16.735169	$—	$2.336659	$—
Contract liability	$—	$—	$32,870	$—	$—	$309,474	$10,212	$—	$10,257	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2017

	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$6,507,590	$—	$—	$—	$—	$—	$7,631,383	$—	$5,632,950
class 2	9,239	81,685	—	—	—	—	—	—	5,443,405	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	4,335,835	32,935,414	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	5,067,712	7,033,723	9,677,040	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	9,239	6,589,275	4,335,835	32,935,414	5,067,712	7,033,723	9,677,040	7,631,383	5,443,405	5,632,950
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1	2,174	260	2,055	777	1,202	2,261	1,156	2,423	1,684
Other assets	1	—	3	—	2	1	1	1	—	—
Total assets	9,241	6,591,449	4,336,098	32,937,469	5,068,491	7,034,926	9,679,302	7,632,540	5,445,828	5,634,634

Liabilities:
Due to Sponsor Company	1	2,174	260	2,055	777	1,202	2,261	1,157	2,423	1,684
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	2	—	2	—	—	—	—	2	—
Total liabilities	1	2,176	260	2,057	777	1,202	2,261	1,157	2,425	1,684

Net assets:
For contract liabilities	$9,240	$6,589,273	$4,335,838	$32,935,412	$5,067,714	$7,033,724	$9,677,041	$7,631,383	$5,443,403	$5,632,950

Contract Liabilities:
class 1	$—	$6,507,588	$—	$—	$—	$—	$—	$7,631,383	$—	$5,632,950
class 2	9,240	81,685	—	—	—	—	—	—	5,443,403	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	4,335,838	32,935,412	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	5,067,714	7,033,724	9,677,041	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$9,240	$6,589,273	$4,335,838	$32,935,412	$5,067,714	$7,033,724	$9,677,041	$7,631,383	$5,443,403	$5,632,950

Shares:
class 1	—	240,576	—	—	—	—	—	455,333	—	192,909
class 2	291	3,010	—	—	—	—	—	—	348,489	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	94,298	4,691,654	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	201,020	378,157	567,568	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	291	243,586	94,298	4,691,654	201,020	378,157	567,568	455,333	348,489	192,909

Cost	$6,483	$4,815,267	$3,658,762	$37,019,364	$4,670,812	$6,556,397	$8,669,039	$5,660,301	$4,502,491	$4,041,383

Deferred contracts in the accumulation period:
Units owned by participants #	278	312,160	160,611	4,755,082	365,495	519,666	820,405	569,861	441,160	399,601
Minimum unit fair value #*	$33.198862	$19.668343	$10.120144	$6.574442	$13.265075	$12.932622	$11.368649	$13.058934	$12.051765	$13.656632
Maximum unit fair value #*	$33.198862	$22.612128	$32.314396	$7.159054	$13.797841	$13.471689	$12.034167	$13.317231	$12.290283	$13.914318
Contract liability	$9,240	$6,589,273	$4,335,838	$32,935,412	$4,967,596	$6,894,374	$9,607,079	$7,531,525	$5,375,533	$5,517,366

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	7,283	10,357	5,936	7,498	5,522	8,307
Minimum unit fair value #*	$—	$—	$—	$—	$13.657713	$13.334870	$11.739422	$13.317231	$12.290283	$13.914318
Maximum unit fair value #*	$—	$—	$—	$—	$13.797841	$13.471689	$11.859904	$13.317231	$12.290283	$13.914318
Contract liability	$—	$—	$—	$—	$100,118	$139,350	$69,962	$99,858	$67,870	$115,584

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Catalyst Dividend Capture VA Fund. Change effective May 1, 2017.
(2) Formerly Catalyst Insider Buying VA Fund. Change effective May 1, 2017.
(3) Formerly BlackRock Large Cap Growth V.I. Fund. Change effective June 12, 2017.
(4) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(7) Merged with Oppenheimer Equity Income Fund/VA . Change effective April 28, 2017.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2017

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$28,344	$582	$81,835	$94,376	$4,349	$2,565	$5,444	$60,809	$314,899	$1,864,445

Expenses:
Administrative charges	—	—	—	—	—	—	—	(22,076)	(50,804)	(129,263)
Mortality and expense risk charges	(13,027)	(603)	(61,309)	(78,594)	(29,068)	(3,360)	(10,973)	(272,307)	(523,631)	(1,504,510)
Total expenses	(13,027)	(603)	(61,309)	(78,594)	(29,068)	(3,360)	(10,973)	(294,383)	(574,435)	(1,633,773)
Net investment income (loss)	15,317	(21)	20,526	15,782	(24,719)	(795)	(5,529)	(233,574)	(259,536)	230,672

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	135,711	4,041	(558)	136,058	59,254	6,457	33,025	(582,186)	1,067,040	(849,397)
Net realized gain distributions	—	12,928	37,244	—	88,531	—	—	—	1,590,052	—
Change in unrealized appreciation (depreciation) during the period	(6,736)	6,719	532,355	896,487	67,493	19,962	140,877	3,062,230	924,910	786,852
Net gain (loss) on investments	128,975	23,688	569,041	1,032,545	215,278	26,419	173,902	2,480,044	3,582,002	(62,545)
Net increase (decrease) in net assets resulting from operations	$144,292	$23,667	$589,567	$1,048,327	$190,559	$25,624	$168,373	$2,246,470	$3,322,466	$168,127

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$20,340	$472,466	$169,060	$—	$63,124	$110	$300,566	$2,096	$91,052	$1,016,820

Expenses:
Administrative charges	(381)	(35,945)	(43,934)	(45)	—	—	—	—	—	—
Mortality and expense risk charges	(11,338)	(525,802)	(567,517)	(402,497)	(25,903)	(124)	(926,375)	(984)	(438,750)	(758,744)
Total expenses	(11,719)	(561,747)	(611,451)	(402,542)	(25,903)	(124)	(926,375)	(984)	(438,750)	(758,744)
Net investment income (loss)	8,621	(89,281)	(442,391)	(402,542)	37,221	(14)	(625,809)	1,112	(347,698)	258,076

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(509)	2,044,844	545,618	441,563	(18,334)	271	—	5,271	87,319	2,025,000
Net realized gain distributions	—	—	655,204	1,009,976	90,549	253	—	2,834	148,029	740,246
Change in unrealized appreciation (depreciation) during the period	11,898	4,700,217	3,157,461	1,520,521	25,091	(45)	—	5,958	1,303,288	6,177,446
Net gain (loss) on investments	11,389	6,745,061	4,358,283	2,972,060	97,306	479	—	14,063	1,538,636	8,942,692
Net increase (decrease) in net assets resulting from operations	$20,010	$6,655,780	$3,915,892	$2,569,518	$134,527	$465	$(625,809)	$15,175	$1,190,938	$9,200,768

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,338,037	$1,668,016	$2,536,318	$321,880	$2,068,664	$4,878,392	$1,258,103	$305,915	$141,859	$—

Expenses:
Administrative charges	(238,619)	(114,672)	(190,054)	(74,320)	(615,410)	(539,518)	(128,596)	(47,130)	(49,648)	—
Mortality and expense risk charges	(2,529,780)	(1,431,560)	(1,871,076)	(778,447)	(6,638,655)	(5,689,405)	(1,370,243)	(529,895)	(552,156)	(99,118)
Total expenses	(2,768,399)	(1,546,232)	(2,061,130)	(852,767)	(7,254,065)	(6,228,923)	(1,498,839)	(577,025)	(601,804)	(99,118)
Net investment income (loss)	(430,362)	121,784	475,188	(530,887)	(5,185,401)	(1,350,531)	(240,736)	(271,110)	(459,945)	(99,118)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,739,396	3,461,418	(226,237)	2,157,743	15,342,876	11,400,662	2,202,658	1,266,101	806,015	130,927
Net realized gain distributions	6,848,852	3,068,592	1,735,432	1,422,007	37,815,821	21,968,865	949,902	—	—	251,474
Change in unrealized appreciation (depreciation) during the period	6,805,523	5,089,914	341,304	8,987,025	43,880,033	31,657,075	18,695,245	6,376,761	6,670,127	786,238
Net gain (loss) on investments	20,393,771	11,619,924	1,850,499	12,566,775	97,038,730	65,026,602	21,847,805	7,642,862	7,476,142	1,168,639
Net increase (decrease) in net assets resulting from operations	$19,963,409	$11,741,708	$2,325,687	$12,035,888	$91,853,329	$63,676,071	$21,607,069	$7,371,752	$7,016,197	$1,069,521

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,690	$1,615	$115,018	$60,615	$7,613	$1,863	$3,488	$2,498,163	$14,354,467	$144,581

Expenses:
Administrative charges	(1,164)	—	—	—	—	—	—	(228,989)	(472,634)	(34,406)
Mortality and expense risk charges	(10,904)	(29,379)	(237,014)	(204,153)	(11,378)	(6,806)	(691)	(2,645,753)	(5,616,751)	(400,786)
Total expenses	(12,068)	(29,379)	(237,014)	(204,153)	(11,378)	(6,806)	(691)	(2,874,742)	(6,089,385)	(435,192)
Net investment income (loss)	(10,378)	(27,764)	(121,996)	(143,538)	(3,765)	(4,943)	2,797	(376,579)	8,265,082	(290,611)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	44,469	133,700	1,168,052	719,928	23,199	15,750	19	7,028,288	3,584,080	686,779
Net realized gain distributions	21,776	137,988	850,453	613,920	145,116	21,353	603	5,951,251	—	1,847,725
Change in unrealized appreciation (depreciation) during the period	138,739	313,338	900,045	1,011,286	(67,972)	33,981	4,239	15,048,956	14,242,015	3,034,138
Net gain (loss) on investments	204,984	585,026	2,918,550	2,345,134	100,343	71,084	4,861	28,028,495	17,826,095	5,568,642
Net increase (decrease) in net assets resulting from operations	$194,606	$557,262	$2,796,554	$2,201,596	$96,578	$66,141	$7,658	$27,651,916	$26,091,177	$5,278,031

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$25,751	$—	$61,781	$3,126,068	$4,346,824	$196,365	$1,627,893	$1,782,347	$1,041,672	$—

Expenses:
Administrative charges	(1,249)	(69,203)	—	(133,317)	(282,892)	(23,016)	(95,409)	(160,686)	(75,192)	(15,894)
Mortality and expense risk charges	(11,456)	(809,023)	(227,423)	(1,725,507)	(3,149,699)	(297,207)	(1,036,722)	(1,790,894)	(1,014,039)	(188,649)
Total expenses	(12,705)	(878,226)	(227,423)	(1,858,824)	(3,432,591)	(320,223)	(1,132,131)	(1,951,580)	(1,089,231)	(204,543)
Net investment income (loss)	13,046	(878,226)	(165,642)	1,267,244	914,233	(123,858)	495,762	(169,233)	(47,559)	(204,543)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	780	(1,265,893)	254,654	(1,323,345)	6,975,518	5,275	534,143	3,955,742	471,213	(621,763)
Net realized gain distributions	—	4,647,823	880,982	—	7,931,195	—	—	—	3,339,428	25,348
Change in unrealized appreciation (depreciation) during the period	55,437	5,781,786	20,128	3,043,278	(3,202,208)	5,526,325	7,808,721	13,096,445	146,580	3,194,906
Net gain (loss) on investments	56,217	9,163,716	1,155,764	1,719,933	11,704,505	5,531,600	8,342,864	17,052,187	3,957,221	2,598,491
Net increase (decrease) in net assets resulting from operations	$69,263	$8,285,490	$990,122	$2,987,177	$12,618,738	$5,407,742	$8,838,626	$16,882,954	$3,909,662	$2,393,948

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$274,019	$3,148,188	$1,100,132	$1,204,813	$—	$3,283	$105,937	$—	$410,050

Expenses:
Administrative charges	—	(10,980)	(29,151)	(24,676)	(17,628)	(120)	(574)	(320)	(83)	(114)
Mortality and expense risk charges	(193,250)	(231,940)	(1,708,851)	(1,694,788)	(1,236,975)	(999)	(15,463)	(176,202)	(379,816)	(104,186)
Total expenses	(193,250)	(242,920)	(1,738,002)	(1,719,464)	(1,254,603)	(1,119)	(16,037)	(176,522)	(379,899)	(104,300)
Net investment income (loss)	(193,250)	31,099	1,410,186	(619,332)	(49,790)	(1,119)	(12,754)	(70,585)	(379,899)	305,750

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(134,694)	557,199	397,194	3,282,274	2,820,410	7,018	43,333	231,817	1,197,274	(26,101)
Net realized gain distributions	38,962	—	—	5,611,272	5,379,855	12,015	44,703	1,243,063	307,906	—
Change in unrealized appreciation (depreciation) during the period	343,115	1,015,260	1,943,689	11,719,305	3,972,039	(2,474)	177,704	722,560	5,051,697	130,968
Net gain (loss) on investments	247,383	1,572,459	2,340,883	20,612,851	12,172,304	16,559	265,740	2,197,440	6,556,877	104,867
Net increase (decrease) in net assets resulting from operations	$54,133	$1,603,558	$3,751,069	$19,993,519	$12,122,514	$15,440	$252,986	$2,126,855	$6,176,978	$410,617

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$94,963	$9,989	$—	$999	$404,328	$—	$555	$104,442	$98,462	$20,667

Expenses:
Administrative charges	(2,300)	—	(1,128)	—	(74,801)	(2,513)	(98)	(8,905)	(263)	—
Mortality and expense risk charges	(111,107)	(26,668)	(9,396)	(7,808)	(867,763)	(50,365)	(22,437)	(125,212)	(63,628)	(18,868)
Total expenses	(113,407)	(26,668)	(10,524)	(7,808)	(942,564)	(52,878)	(22,535)	(134,117)	(63,891)	(18,868)
Net investment income (loss)	(18,444)	(16,679)	(10,524)	(6,809)	(538,236)	(52,878)	(21,980)	(29,675)	34,571	1,799

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	333,580	(3,890)	15,743	(4,651)	74,075	(27,511)	40,021	364,895	(13,262)	83,103
Net realized gain distributions	—	39,159	37,281	21,738	—	—	—	—	—	90,441
Change in unrealized appreciation (depreciation) during the period	1,171,260	137,224	109,935	25,287	44,958	657,975	209,526	746,326	(25,781)	(12,016)
Net gain (loss) on investments	1,504,840	172,493	162,959	42,374	119,033	630,464	249,547	1,111,221	(39,043)	161,528
Net increase (decrease) in net assets resulting from operations	$1,486,396	$155,814	$152,435	$35,565	$(419,203)	$577,586	$227,567	$1,081,546	$(4,472)	$163,327

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Rational Dividend Capture VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$117,190	$20,000	$14,324	$48,900	$399,916	$20,269	$26,708	$42,399	$349,511	$17,627

Expenses:
Administrative charges	(4,136)	(2,605)	—	—	—	—	(42,015)	(7,737)	(78,293)	(21,958)
Mortality and expense risk charges	(44,897)	(55,017)	(9,986)	(47,542)	(149,396)	(26,706)	(460,288)	(87,224)	(817,605)	(259,017)
Total expenses	(49,033)	(57,622)	(9,986)	(47,542)	(149,396)	(26,706)	(502,303)	(94,961)	(895,898)	(280,975)
Net investment income (loss)	68,157	(37,622)	4,338	1,358	250,520	(6,437)	(475,595)	(52,562)	(546,387)	(263,348)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(3,201)	(189,557)	20,165	47,832	133,059	128,022	2,367,565	314,791	2,604,239	494,178
Net realized gain distributions	—	447,077	105,970	169,133	94,213	150,405	1,066,950	191,200	1,888,711	844,157
Change in unrealized appreciation (depreciation) during the period	(167,125)	301,812	25,899	276,682	217,676	(96,490)	4,258,326	546,440	5,512,821	2,137,432
Net gain (loss) on investments	(170,326)	559,332	152,034	493,647	444,948	181,937	7,692,841	1,052,431	10,005,771	3,475,767
Net increase (decrease) in net assets resulting from operations	$(102,169)	$521,710	$156,372	$495,005	$695,468	$175,500	$7,217,246	$999,869	$9,459,384	$3,212,419

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Investment income:
Dividends	$—	$3,454,217	$1,145,532	$2,459,307	$53,668	$1,920,543	$2,897	$462	$148	$10,625

Expenses:
Administrative charges	(48,200)	(230,741)	(59,171)	(105,302)	(6,609)	—	—	(13)	(572)	—
Mortality and expense risk charges	(503,968)	(2,455,092)	(985,133)	(1,096,585)	(67,286)	(544,308)	(1,505)	(849)	(8,419)	(4,799)
Total expenses	(552,168)	(2,685,833)	(1,044,304)	(1,201,887)	(73,895)	(544,308)	(1,505)	(862)	(8,991)	(4,799)
Net investment income (loss)	(552,168)	768,384	101,228	1,257,420	(20,227)	1,376,235	1,392	(400)	(8,843)	5,826

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	900,994	4,596,648	3,572,860	420,657	165,166	(169,720)	(21)	2,092	40,913	25,981
Net realized gain distributions	569,214	4,040,505	2,429,519	—	263,595	—	2,698	3,808	60,068	36,075
Change in unrealized appreciation (depreciation) during the period	5,724,964	5,464,497	2,857,899	404,717	342,129	221,392	22,158	2,158	12,094	33,807
Net gain (loss) on investments	7,195,172	14,101,650	8,860,278	825,374	770,890	51,672	24,835	8,058	113,075	95,863
Net increase (decrease) in net assets resulting from operations	$6,643,004	$14,870,034	$8,961,506	$2,082,794	$750,663	$1,427,907	$26,227	$7,658	$104,232	$101,689

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,295	$—	$—	$6,195	$—	$—	$30,532	$—	$362,104	$—

Expenses:
Administrative charges	—	—	—	—	(214)	—	—	—	(2,794)	(2,143)
Mortality and expense risk charges	(756)	(5,306)	(22,877)	(15,547)	(1,307)	(3,894)	(38,401)	(157,762)	(120,583)	(151,004)
Total expenses	(756)	(5,306)	(22,877)	(15,547)	(1,521)	(3,894)	(38,401)	(157,762)	(123,377)	(153,147)
Net investment income (loss)	539	(5,306)	(22,877)	(9,352)	(1,521)	(3,894)	(7,869)	(157,762)	238,727	(153,147)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	91	7,750	(5,003)	35,906	(2,810)	20,372	2,084	535,445	(170,029)	408,906
Net realized gain distributions	—	23,552	—	12,254	—	58,416	1,748	—	—	—
Change in unrealized appreciation (depreciation) during the period	1,152	67,675	474,022	43,175	36,544	79,015	239,139	451,678	184,347	1,050,523
Net gain (loss) on investments	1,243	98,977	469,019	91,335	33,734	157,803	242,971	987,123	14,318	1,459,429
Net increase (decrease) in net assets resulting from operations	$1,782	$93,671	$446,142	$81,983	$32,213	$153,909	$235,102	$829,361	$253,045	$1,306,282

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$52	$36,940	$15,638	$27,893	$6,016	$679,630	$10,262	$2,097	$599	$6,816

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(8,626)	(81,978)	(17,285)	(67,217)	(1,395)	(183,970)	(12,958)	(13,396)	(707)	(5,832)
Total expenses	(8,626)	(81,978)	(17,285)	(67,217)	(1,395)	(183,970)	(12,958)	(13,396)	(707)	(5,832)
Net investment income (loss)	(8,574)	(45,038)	(1,647)	(39,324)	4,621	495,660	(2,696)	(11,299)	(108)	984

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	7,762	266,185	102,915	293,047	32,490	(224,371)	41,993	83,560	3,172	10,215
Net realized gain distributions	51,556	—	25,649	232,621	—	—	24,347	27,032	—	—
Change in unrealized appreciation (depreciation) during the period	69,692	1,242,259	27,365	(262)	(30,257)	373,291	21,224	411,278	6,795	56,949
Net gain (loss) on investments	129,010	1,508,444	155,929	525,406	2,233	148,920	87,564	521,870	9,967	67,164
Net increase (decrease) in net assets resulting from operations	$120,436	$1,463,406	$154,282	$486,082	$6,854	$644,580	$84,868	$510,571	$9,859	$68,148

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,577	$883,718	$42,032	$—	$29,145	$2,387	$6,402	$13,765	$379	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	(57)
Mortality and expense risk charges	(5,828)	(528,815)	(75,261)	(34,307)	(58,213)	(869)	(971)	(2,858)	(172)	(642)
Total expenses	(5,828)	(528,815)	(75,261)	(34,307)	(58,213)	(869)	(971)	(2,858)	(172)	(699)
Net investment income (loss)	(3,251)	354,903	(33,229)	(34,307)	(29,068)	1,518	5,431	10,907	207	(699)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,048)	(66,247)	436,476	298,411	(27,308)	1,041	(154)	(21,627)	(50)	13,072
Net realized gain distributions	14,624	—	47,239	—	162,538	4,227	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	8,519	394,390	440,618	(23,534)	300,063	16,760	11,351	93,704	1,382	(3,077)
Net gain (loss) on investments	19,095	328,143	924,333	274,877	435,293	22,028	11,197	72,077	1,332	9,995
Net increase (decrease) in net assets resulting from operations	$15,844	$683,046	$891,104	$240,570	$406,225	$23,546	$16,628	$82,984	$1,539	$9,296

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$—	$351	$1,858	$8,865	$16,973	$4,254	$13,373	$—

Expenses:
Administrative charges	(230)	—	—	—	(52)	(1,019)	(358)	(254)	—	—
Mortality and expense risk charges	(2,519)	(414)	(174)	(321)	(437)	(8,546)	(20,119)	(4,510)	(324,452)	(53,147)
Total expenses	(2,749)	(414)	(174)	(321)	(489)	(9,565)	(20,477)	(4,764)	(324,452)	(53,147)
Net investment income (loss)	(2,749)	(414)	(174)	30	1,369	(700)	(3,504)	(510)	(311,079)	(53,147)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,922	9,957	756	172	(264)	11,201	58,402	18,315	1,127,139	33,597
Net realized gain distributions	—	—	—	—	—	19,074	54,617	9,320	1,338,649	180,021
Change in unrealized appreciation (depreciation) during the period	39,611	(5,979)	2,930	3,528	1,290	54,712	44,747	4,030	1,536,414	366,631
Net gain (loss) on investments	46,533	3,978	3,686	3,700	1,026	84,987	157,766	31,665	4,002,202	580,249
Net increase (decrease) in net assets resulting from operations	$43,784	$3,564	$3,512	$3,730	$2,395	$84,287	$154,262	$31,155	$3,691,123	$527,102

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)

Investment income:
Dividends	$200	$27,850	$—	$—	$61,534	$80,503	$347,226	$127,606	$157,671	$601,035

Expenses:
Administrative charges	—	—	—	—	—	(9,002)	—	(7,456)	(5,223)	(28,550)
Mortality and expense risk charges	(490)	(14,883)	(15,297)	(112)	(104,858)	(24,555)	(242,909)	(151,194)	(74,622)	(259,854)
Total expenses	(490)	(14,883)	(15,297)	(112)	(104,858)	(33,557)	(242,909)	(158,650)	(79,845)	(288,404)
Net investment income (loss)	(290)	12,967	(15,297)	(112)	(43,324)	46,946	104,317	(31,044)	77,826	312,631

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	371	(1,523)	27,018	39	404,139	173,768	(525,085)	(1,873,726)	(1,839,621)	(814,014)
Net realized gain distributions	1,133	—	26,197	435	542,134	256,549	—	2,381,898	1,772,763	73,738
Change in unrealized appreciation (depreciation) during the period	1,392	173,702	151,796	1,629	260,445	368,820	(981,979)	741,564	454,850	857,631
Net gain (loss) on investments	2,896	172,179	205,011	2,103	1,206,718	799,137	(1,507,064)	1,249,736	387,992	117,355
Net increase (decrease) in net assets resulting from operations	$2,606	$185,146	$189,714	$1,991	$1,163,394	$846,083	$(1,402,747)	$1,218,692	$465,818	$429,986

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)	Sub-Account (21)	Sub-Account	Sub-Account

Investment income:
Dividends	$8,328	$116,943	$24,548	$11,430	$204,264	$429,546	$288,774	$17,583	$45,240	$42,590

Expenses:
Administrative charges	(2,362)	(6,705)	(2,399)	(6,843)	(51,699)	(28,117)	(33,586)	(3,338)	—	—
Mortality and expense risk charges	(25,595)	(109,086)	(39,894)	(90,201)	(550,964)	(298,916)	(325,951)	(59,736)	(90,331)	(126,777)
Total expenses	(27,957)	(115,791)	(42,293)	(97,044)	(602,663)	(327,033)	(359,537)	(63,074)	(90,331)	(126,777)
Net investment income (loss)	(19,629)	1,152	(17,745)	(85,614)	(398,399)	102,513	(70,763)	(45,491)	(45,091)	(84,187)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(36,478)	(2,640,356)	(531,916)	(1,924,178)	(20,772,670)	(10,706,797)	(5,010,733)	372,314	20,836	(389)
Net realized gain distributions	—	3,538,457	1,020,326	2,382,733	21,820,667	10,793,152	8,504,782	326,085	278,726	339,583
Change in unrealized appreciation (depreciation) during the period	140,245	694,387	225,228	884,389	9,102,898	3,621,551	3,205,499	302,526	734,233	1,315,639
Net gain (loss) on investments	103,767	1,592,488	713,638	1,342,944	10,150,895	3,707,906	6,699,548	1,000,925	1,033,795	1,654,833
Net increase (decrease) in net assets resulting from operations	$84,138	$1,593,640	$695,893	$1,257,330	$9,752,496	$3,810,419	$6,628,785	$955,434	$988,704	$1,570,646

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2017

	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$178,800	$—	$100,237	$—

Expenses:
Administrative charges	—	—	—	—
Mortality and expense risk charges	(173,741)	(156,457)	(115,681)	(113,201)
Total expenses	(173,741)	(156,457)	(115,681)	(113,201)
Net investment income (loss)	5,059	(156,457)	(15,444)	(113,201)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	28,106	190,682	87,672	152,281
Net realized gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	2,221,814	1,610,467	1,085,973	1,346,874
Net gain (loss) on investments	2,249,920	1,801,149	1,173,645	1,499,155
Net increase (decrease) in net assets resulting from operations	$2,254,979	$1,644,692	$1,158,201	$1,385,954

The accompanying notes are an integral part of these financial statements.

(1) Formerly Catalyst Dividend Capture VA Fund. Change effective May 1, 2017.
(2) Formerly Catalyst Insider Buying VA Fund. Change effective May 1, 2017.
(3) Formerly BlackRock Large Cap Growth V.I. Fund. Change effective June 12, 2017.
(4) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(7) Liquidated as of September 29, 2017.
(8) Merged with Oppenheimer Equity Income Fund/VA . Change effective April 28, 2017.
(9) Merged with Oppenheimer Main Street Fund®/VA . Change effective April 28, 2017.
(10) Liquidated as of May 19, 2017.
(11) Liquidated as of November 10, 2017.
(12) Liquidated as of November 10, 2017.
(13) Liquidated as of November 10, 2017.
(14) Liquidated as of November 10, 2017.
(15) Liquidated as of November 10, 2017.
(16) Liquidated as of November 10, 2017.
(17) Liquidated as of November 10, 2017.
(18) Liquidated as of November 10, 2017.
(19) Liquidated as of November 10, 2017.
(20) Liquidated as of November 10, 2017.
(21) Liquidated as of November 10, 2017.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2017

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$15,317	$(21)	$20,526	$15,782	$(24,719)	$(795)	$(5,529)	$(233,574)	$(259,536)	$230,672
Net realized gain (loss) on security transactions	135,711	4,041	(558)	136,058	59,254	6,457	33,025	(582,186)	1,067,040	(849,397)
Net realized gain distributions	—	12,928	37,244	—	88,531	—	—	—	1,590,052	—
Change in unrealized appreciation (depreciation) during the period	(6,736)	6,719	532,355	896,487	67,493	19,962	140,877	3,062,230	924,910	786,852
Net increase (decrease) in net assets resulting from operations	144,292	23,667	589,567	1,048,327	190,559	25,624	168,373	2,246,470	3,322,466	168,127

Unit transactions:
Purchases	2,717	1,950	43,080	18,936	16,320	—	—	48,651	195,734	398,657
Net transfers	(66,457)	(5,906)	131,201	(263,448)	(1,665)	3,190	11,870	(384,487)	256,313	6,169,042
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(170,323)	(3,533)	(506,222)	(511,925)	(349,628)	(19,663)	(107,288)	(1,860,249)	(4,063,800)	(12,505,583)
Other transactions	2	—	—	91	—	(1)	—	662	636	4,672
Death benefits	(1,986)	—	(190,555)	(157,672)	(30,065)	—	(3,678)	(354,416)	(777,935)	(2,478,095)
Net annuity transactions	—	—	—	(34,437)	—	(11,842)	—	56,757	(37,135)	135,214
Net increase (decrease) in net assets resulting from unit transactions	(236,047)	(7,489)	(522,496)	(948,455)	(365,038)	(28,316)	(99,096)	(2,493,082)	(4,426,187)	(8,276,093)
Net increase (decrease) in net assets	(91,755)	16,178	67,071	99,872	(174,479)	(2,692)	69,277	(246,612)	(1,103,721)	(8,107,966)

Net assets:
Beginning of period	1,933,623	81,729	4,357,815	4,843,999	2,065,868	241,028	541,877	16,246,582	31,902,428	95,179,434
End of period	$1,841,868	$97,907	$4,424,886	$4,943,871	$1,891,389	$238,336	$611,154	$15,999,970	$30,798,707	$87,071,468

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$8,621	$(89,281)	$(442,391)	$(402,542)	$37,221	$(14)	$(625,809)	$1,112	$(347,698)	$258,076
Net realized gain (loss) on security transactions	(509)	2,044,844	545,618	441,563	(18,334)	271	—	5,271	87,319	2,025,000
Net realized gain distributions	—	—	655,204	1,009,976	90,549	253	—	2,834	148,029	740,246
Change in unrealized appreciation (depreciation) during the period	11,898	4,700,217	3,157,461	1,520,521	25,091	(45)	—	5,958	1,303,288	6,177,446
Net increase (decrease) in net assets resulting from operations	20,010	6,655,780	3,915,892	2,569,518	134,527	465	(625,809)	15,175	1,190,938	9,200,768

Unit transactions:
Purchases	—	339,820	237,201	172,690	91,840	—	618,789	653	81,575	214,114
Net transfers	12,435	(1,060,341)	(903,406)	(429,560)	(93,406)	—	20,094,315	877	3,641,069	7,836,969
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(60,442)	(4,921,157)	(3,655,060)	(2,766,641)	(405,811)	(540)	(24,809,499)	(5,878)	(3,280,041)	(5,809,776)
Other transactions	—	1,786	322	1,103	—	—	2,101	—	88	896
Death benefits	(42,944)	(821,208)	(359,487)	(404,303)	(42,732)	—	(2,426,825)	(301)	(452,533)	(956,256)
Net annuity transactions	(459)	38,205	52,299	35,509	—	—	40,127	—	90,911	300,077
Net increase (decrease) in net assets resulting from unit transactions	(91,410)	(6,422,895)	(4,628,131)	(3,391,202)	(450,109)	(540)	(6,480,992)	(4,649)	81,069	1,586,024
Net increase (decrease) in net assets	(71,400)	232,885	(712,239)	(821,684)	(315,582)	(75)	(7,106,801)	10,526	1,272,007	10,786,792

Net assets:
Beginning of period	580,337	34,208,224	32,861,252	23,354,664	1,847,282	7,639	56,196,085	140,836	24,561,109	40,552,639
End of period	$508,937	$34,441,109	$32,149,013	$22,532,980	$1,531,700	$7,564	$49,089,284	$151,362	$25,833,116	$51,339,431

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(430,362)	$121,784	$475,188	$(530,887)	$(5,185,401)	$(1,350,531)	$(240,736)	$(271,110)	$(459,945)	$(99,118)
Net realized gain (loss) on security transactions	6,739,396	3,461,418	(226,237)	2,157,743	15,342,876	11,400,662	2,202,658	1,266,101	806,015	130,927
Net realized gain distributions	6,848,852	3,068,592	1,735,432	1,422,007	37,815,821	21,968,865	949,902	—	—	251,474
Change in unrealized appreciation (depreciation) during the period	6,805,523	5,089,914	341,304	8,987,025	43,880,033	31,657,075	18,695,245	6,376,761	6,670,127	786,238
Net increase (decrease) in net assets resulting from operations	19,963,409	11,741,708	2,325,687	12,035,888	91,853,329	63,676,071	21,607,069	7,371,752	7,016,197	1,069,521

Unit transactions:
Purchases	663,739	289,233	503,431	141,655	2,125,879	1,559,030	230,956	170,932	126,631	472
Net transfers	11,369,016	4,383,109	28,810,606	3,320,639	35,817,524	18,424,689	25,755,964	4,982,847	6,635,811	(210,815)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(18,473,980)	(10,319,174)	(15,956,561)	(5,927,648)	(49,803,172)	(42,212,553)	(10,755,507)	(4,055,702)	(4,820,500)	(295,717)
Other transactions	1,467	340	14,205	394	6,975	7,009	551	66	528	120
Death benefits	(3,277,309)	(1,211,539)	(2,919,767)	(727,713)	(8,026,835)	(6,909,627)	(1,303,648)	(429,205)	(428,823)	(75,815)
Net annuity transactions	362,176	5,645	250,544	(61,762)	(59,716)	329,433	(35,627)	(16,073)	(10,787)	(5,690)
Net increase (decrease) in net assets resulting from unit transactions	(9,354,891)	(6,852,386)	10,702,458	(3,254,435)	(19,939,345)	(28,802,019)	13,892,689	652,865	1,502,860	(587,445)
Net increase (decrease) in net assets	10,608,518	4,889,322	13,028,145	8,781,453	71,913,984	34,874,052	35,499,758	8,024,617	8,519,057	482,076

Net assets:
Beginning of period	148,582,358	84,142,065	123,541,317	43,944,517	375,951,324	337,129,140	$75,344,612	$28,455,125	$31,146,908	$4,334,457
End of period	$159,190,876	$89,031,387	$136,569,462	$52,725,970	$447,865,308	$372,003,192	$110,844,370	$36,479,742	$39,665,965	$4,816,533

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(10,378)	$(27,764)	$(121,996)	$(143,538)	$(3,765)	$(4,943)	$2,797	$(376,579)	$8,265,082	$(290,611)
Net realized gain (loss) on security transactions	44,469	133,700	1,168,052	719,928	23,199	15,750	19	7,028,288	3,584,080	686,779
Net realized gain distributions	21,776	137,988	850,453	613,920	145,116	21,353	603	5,951,251	—	1,847,725
Change in unrealized appreciation (depreciation) during the period	138,739	313,338	900,045	1,011,286	(67,972)	33,981	4,239	15,048,956	14,242,015	3,034,138
Net increase (decrease) in net assets resulting from operations	194,606	557,262	2,796,554	2,201,596	96,578	66,141	7,658	27,651,916	26,091,177	5,278,031

Unit transactions:
Purchases	—	11,147	129,694	49,294	32,966	—	—	856,734	2,008,736	70,317
Net transfers	46,226	(173,333)	(766,939)	(372,732)	3,923	14,035	4,000	(4,514,340)	(3,055,063)	313,311
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(302,893)	(271,954)	(2,413,733)	(2,297,144)	(36,476)	(141,479)	(2,781)	(20,237,569)	(46,592,144)	(2,956,656)
Other transactions	70	144	(274)	235	—	(1)	—	2,548	15,824	435
Death benefits	—	(28,033)	(361,875)	(303,506)	(22,018)	—	—	(2,965,559)	(8,089,313)	(509,244)
Net annuity transactions	(4,192)	(30,956)	(37,810)	(1,149)	—	(1,386)	—	12,466	421,162	(2,881)
Net increase (decrease) in net assets resulting from unit transactions	(260,789)	(492,985)	(3,450,937)	(2,925,002)	(21,605)	(128,831)	1,219	(26,845,720)	(55,290,798)	(3,084,718)
Net increase (decrease) in net assets	(66,183)	64,277	(654,383)	(723,406)	74,973	(62,690)	8,877	806,196	(29,199,621)	2,193,313

Net assets:
Beginning of period	658,776	1,750,447	15,545,759	13,298,984	581,883	337,303	109,810	163,348,929	362,542,937	21,434,368
End of period	$592,593	$1,814,724	$14,891,376	$12,575,578	$656,856	$274,613	$118,687	$164,155,125	$333,343,316	$23,627,681

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$13,046	$(878,226)	$(165,642)	$1,267,244	$914,233	$(123,858)	$495,762	$(169,233)	$(47,559)	$(204,543)
Net realized gain (loss) on security transactions	780	(1,265,893)	254,654	(1,323,345)	6,975,518	5,275	534,143	3,955,742	471,213	(621,763)
Net realized gain distributions	—	4,647,823	880,982	—	7,931,195	—	—	—	3,339,428	25,348
Change in unrealized appreciation (depreciation) during the period	55,437	5,781,786	20,128	3,043,278	(3,202,208)	5,526,325	7,808,721	13,096,445	146,580	3,194,906
Net increase (decrease) in net assets resulting from operations	69,263	8,285,490	990,122	2,987,177	12,618,738	5,407,742	8,838,626	16,882,954	3,909,662	2,393,948

Unit transactions:
Purchases	13	217,273	33,318	392,953	694,281	167,932	259,904	376,573	288,934	99,208
Net transfers	(80,087)	(179,999)	(1,269,494)	3,866,053	(1,416,596)	546,689	(1,218,325)	(2,240,286)	(670,497)	(185,709)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(27,897)	(5,934,644)	(2,212,915)	(13,029,899)	(25,818,752)	(2,518,547)	(8,327,277)	(14,235,308)	(6,857,857)	(1,277,677)
Other transactions	—	1,092	93	2,185	9,518	1,287	1,071	6,400	5,648	727
Death benefits	(1,171)	(582,302)	(112,348)	(1,978,827)	(4,597,121)	(181,560)	(1,386,214)	(2,221,128)	(955,878)	(134,543)
Net annuity transactions	(3,455)	141,753	(5,184)	23,360	127,891	(9,289)	43,963	141,926	170,827	(5,644)
Net increase (decrease) in net assets resulting from unit transactions	(112,597)	(6,336,827)	(3,566,530)	(10,724,175)	(31,000,779)	(1,993,488)	(10,626,878)	(18,171,823)	(8,018,823)	(1,503,638)
Net increase (decrease) in net assets	(43,334)	1,948,663	(2,576,408)	(7,736,998)	(18,382,041)	3,414,254	(1,788,252)	(1,288,869)	(4,109,161)	890,310

Net assets:
Beginning of period	855,299	45,772,218	14,743,972	108,493,198	207,416,296	14,913,656	64,936,858	110,930,197	61,818,346	10,079,964
End of period	$811,965	$47,720,881	$12,167,564	$100,756,200	$189,034,255	$18,327,910	$63,148,606	$109,641,328	$57,709,185	$10,970,274

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(193,250)	$31,099	$1,410,186	$(619,332)	$(49,790)	$(1,119)	$(12,754)	$(70,585)	$(379,899)	$305,750
Net realized gain (loss) on security transactions	(134,694)	557,199	397,194	3,282,274	2,820,410	7,018	43,333	231,817	1,197,274	(26,101)
Net realized gain distributions	38,962	—	—	5,611,272	5,379,855	12,015	44,703	1,243,063	307,906	—
Change in unrealized appreciation (depreciation) during the period	343,115	1,015,260	1,943,689	11,719,305	3,972,039	(2,474)	177,704	722,560	5,051,697	130,968
Net increase (decrease) in net assets resulting from operations	54,133	1,603,558	3,751,069	19,993,519	12,122,514	15,440	252,986	2,126,855	6,176,978	410,617

Unit transactions:
Purchases	55,525	134,573	382,690	421,754	326,132	—	125	95,419	211,392	111,726
Net transfers	569,958	530,736	8,806,704	(4,775,992)	(3,815,393)	309	(16,956)	(248,945)	(1,651,662)	201,719
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,996,341)	(1,462,965)	(16,242,597)	(15,433,063)	(12,184,212)	(32,629)	(116,319)	(1,201,600)	(3,631,260)	(1,198,163)
Other transactions	23	10	650	(250)	181	—	(1)	664	293	4
Death benefits	(286,400)	(508,666)	(2,783,188)	(2,880,818)	(2,377,200)	(233)	(10,279)	(202,939)	(457,256)	(206,276)
Net annuity transactions	(3,441)	(25,437)	(71,164)	(2,484)	(66,996)	—	(14,506)	(76,521)	(12,058)	(6,554)
Net increase (decrease) in net assets resulting from unit transactions	(1,660,676)	(1,331,749)	(9,906,905)	(22,670,853)	(18,117,488)	(32,553)	(157,936)	(1,633,922)	(5,540,551)	(1,097,544)
Net increase (decrease) in net assets	(1,606,543)	271,809	(6,155,836)	(2,677,334)	(5,994,974)	(17,113)	95,050	492,933	636,427	(686,927)

Net assets:
Beginning of period	13,338,093	12,814,954	111,466,608	109,530,012	84,569,750	97,536	903,875	11,480,135	23,340,974	7,253,753
End of period	$11,731,550	$13,086,763	$105,310,772	$106,852,678	$78,574,776	$80,423	$998,925	$11,973,068	$23,977,401	$6,566,826

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(18,444)	$(16,679)	$(10,524)	$(6,809)	$(538,236)	$(52,878)	$(21,980)	$(29,675)	$34,571	$1,799
Net realized gain (loss) on security transactions	333,580	(3,890)	15,743	(4,651)	74,075	(27,511)	40,021	364,895	(13,262)	83,103
Net realized gain distributions	—	39,159	37,281	21,738	—	—	—	—	—	90,441
Change in unrealized appreciation (depreciation) during the period	1,171,260	137,224	109,935	25,287	44,958	657,975	209,526	746,326	(25,781)	(12,016)
Net increase (decrease) in net assets resulting from operations	1,486,396	155,814	152,435	35,565	(419,203)	577,586	227,567	1,081,546	(4,472)	163,327

Unit transactions:
Purchases	114,359	650	—	—	294,997	11,754	29,892	18,260	28,892	48,300
Net transfers	(13,827)	(19,407)	1,326	(75,900)	2,733,766	(165,568)	275,601	(55,312)	270,740	(135,882)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(847,521)	(501,850)	(40,899)	(23,610)	(9,928,491)	(219,173)	(123,250)	(597,529)	(425,181)	(184,626)
Other transactions	80	—	(1)	—	160	14	183	363	171	1
Death benefits	(81,499)	(47,849)	—	(6,043)	(1,227,693)	(157,141)	(32,990)	(116,709)	(40,580)	(8,176)
Net annuity transactions	(3,647)	—	(10,450)	—	(106,681)	(4,842)	—	18,985	—	(916)
Net increase (decrease) in net assets resulting from unit transactions	(832,055)	(568,456)	(50,024)	(105,553)	(8,233,942)	(534,956)	149,436	(731,942)	(165,958)	(281,299)
Net increase (decrease) in net assets	654,341	(412,642)	102,411	(69,988)	(8,653,145)	42,630	377,003	349,604	(170,430)	(117,972)

Net assets:
Beginning of period	6,723,023	1,675,453	708,498	416,875	57,724,555	2,725,976	1,160,861	6,634,445	4,708,241	1,382,086
End of period	$7,377,364	$1,262,811	$810,909	$346,887	$49,071,410	$2,768,606	$1,537,864	$6,984,049	$4,537,811	$1,264,114

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Rational Dividend Capture VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$68,157	$(37,622)	$4,338	$1,358	$250,520	$(6,437)	$(475,595)	$(52,562)	$(546,387)	$(263,348)
Net realized gain (loss) on security transactions	(3,201)	(189,557)	20,165	47,832	133,059	128,022	2,367,565	314,791	2,604,239	494,178
Net realized gain distributions	—	447,077	105,970	169,133	94,213	150,405	1,066,950	191,200	1,888,711	844,157
Change in unrealized appreciation (depreciation) during the period	(167,125)	301,812	25,899	276,682	217,676	(96,490)	4,258,326	546,440	5,512,821	2,137,432
Net increase (decrease) in net assets resulting from operations	(102,169)	521,710	156,372	495,005	695,468	175,500	7,217,246	999,869	9,459,384	3,212,419

Unit transactions:
Purchases	4,330	11,576	1,688	34,750	41,195	—	25,250	2,970	232,516	34,827
Net transfers	74,136	(123,696)	(50,898)	(229,933)	842,277	(6,605)	(2,149,920)	190,976	(1,918,234)	83,205
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(566,398)	(653,482)	(153,648)	(512,923)	(1,005,290)	(331,475)	(3,386,896)	(662,923)	(6,388,773)	(1,981,172)
Other transactions	1	2	4	1	63	55	(7)	2	3,654	36
Death benefits	162	(4,555)	—	(8,459)	(205,344)	(16,084)	(299,042)	(77,711)	(981,898)	(390,221)
Net annuity transactions	1,420	594	—	—	(1,832)	—	171,502	22,679	91,374	(7,062)
Net increase (decrease) in net assets resulting from unit transactions	(486,349)	(769,561)	(202,854)	(716,564)	(328,931)	(354,109)	(5,639,113)	(524,007)	(8,961,361)	(2,260,387)
Net increase (decrease) in net assets	(588,518)	(247,851)	(46,482)	(221,559)	366,537	(178,609)	1,578,133	475,862	498,023	952,032

Net assets:
Beginning of period	3,991,887	3,742,389	1,432,057	3,283,453	9,315,754	1,754,696	26,796,913	4,771,582	49,243,607	14,169,737
End of period	$3,403,369	$3,494,538	$1,385,575	$3,061,894	$9,682,291	$1,576,087	$28,375,046	$5,247,444	$49,741,630	$15,121,769

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Operations:
Net investment income (loss)	$(552,168)	$768,384	$101,228	$1,257,420	$(20,227)	$1,376,235	$1,392	$(400)	$(8,843)	$5,826
Net realized gain (loss) on security transactions	900,994	4,596,648	3,572,860	420,657	165,166	(169,720)	(21)	2,092	40,913	25,981
Net realized gain distributions	569,214	4,040,505	2,429,519	—	263,595	—	2,698	3,808	60,068	36,075
Change in unrealized appreciation (depreciation) during the period	5,724,964	5,464,497	2,857,899	404,717	342,129	221,392	22,158	2,158	12,094	33,807
Net increase (decrease) in net assets resulting from operations	6,643,004	14,870,034	8,961,506	2,082,794	750,663	1,427,907	26,227	7,658	104,232	101,689

Unit transactions:
Purchases	97,831	1,110,062	298,774	170,464	7,548	142,175	—	—	—	280
Net transfers	(1,072,631)	(657,157)	(1,609,297)	5,206,815	229,234	1,516,180	10,251	(11,242)	(112,192)	(41,904)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,003,002)	(21,844,433)	(7,909,263)	(10,435,605)	(431,923)	(4,252,984)	(2,929)	(2,488)	(52,306)	(68,863)
Other transactions	358	2,046	2,045	1,585	259	929	—	—	—	—
Death benefits	(571,563)	(3,651,595)	(1,142,709)	(1,344,703)	(82,707)	(596,660)	—	—	(19,763)	(1,498)
Net annuity transactions	(35,732)	538,374	52,706	202,147	(6,106)	379,020	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(5,584,739)	(24,502,703)	(10,307,744)	(6,199,297)	(283,695)	(2,811,340)	7,322	(13,730)	(184,261)	(111,985)
Net increase (decrease) in net assets	1,058,265	(9,632,669)	(1,346,238)	(4,116,503)	466,968	(1,383,433)	33,549	(6,072)	(80,029)	(10,296)

Net assets:
Beginning of period	30,037,343	155,634,755	63,152,998	78,599,528	3,649,101	30,652,921	200,285	36,378	443,860	705,620
End of period	$31,095,608	$146,002,086	$61,806,760	$74,483,025	$4,116,069	$29,269,488	$233,834	$30,306	$363,831	$695,324

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$539	$(5,306)	$(22,877)	$(9,352)	$(1,521)	$(3,894)	$(7,869)	$(157,762)	$238,727	$(153,147)
Net realized gain (loss) on security transactions	91	7,750	(5,003)	35,906	(2,810)	20,372	2,084	535,445	(170,029)	408,906
Net realized gain distributions	—	23,552	—	12,254	—	58,416	1,748	—	—	—
Change in unrealized appreciation (depreciation) during the period	1,152	67,675	474,022	43,175	36,544	79,015	239,139	451,678	184,347	1,050,523
Net increase (decrease) in net assets resulting from operations	1,782	93,671	446,142	81,983	32,213	153,909	235,102	829,361	253,045	1,306,282

Unit transactions:
Purchases	—	1,400	13,593	11,046	—	—	—	2,497	408	224
Net transfers	—	(6,586)	(60,604)	239,887	(142,281)	(112,205)	(35,583)	(133,267)	108,746	(165,948)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(682)	(55,221)	(153,162)	(177,405)	(16,605)	(61,764)	(162,730)	(904,597)	(674,666)	(574,007)
Other transactions	—	—	153	(152)	2	—	1	372	52	269
Death benefits	—	—	(42,028)	(7,355)	—	—	(34,071)	(105,969)	(185,555)	(173,113)
Net annuity transactions	—	—	—	—	—	—	(1,184)	19,332	13,283	(3,951)
Net increase (decrease) in net assets resulting from unit transactions	(682)	(60,407)	(242,048)	66,021	(158,884)	(173,969)	(233,567)	(1,121,632)	(737,732)	(916,526)
Net increase (decrease) in net assets	1,100	33,264	204,094	148,004	(126,671)	(20,060)	1,535	(292,271)	(484,687)	389,756

Net assets:
Beginning of period	43,794	247,562	1,299,458	950,108	126,671	559,679	1,929,599	7,528,292	6,004,460	6,786,779
End of period	$44,894	$280,826	$1,503,552	$1,098,112	$—	$539,619	$1,931,134	$7,236,021	$5,519,773	$7,176,535

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(8,574)	$(45,038)	$(1,647)	$(39,324)	$4,621	$495,660	$(2,696)	$(11,299)	$(108)	$984
Net realized gain (loss) on security transactions	7,762	266,185	102,915	293,047	32,490	(224,371)	41,993	83,560	3,172	10,215
Net realized gain distributions	51,556	—	25,649	232,621	—	—	24,347	27,032	—	—
Change in unrealized appreciation (depreciation) during the period	69,692	1,242,259	27,365	(262)	(30,257)	373,291	21,224	411,278	6,795	56,949
Net increase (decrease) in net assets resulting from operations	120,436	1,463,406	154,282	486,082	6,854	644,580	84,868	510,571	9,859	68,148

Unit transactions:
Purchases	325	15,285	34,140	15,940	—	99,164	—	2,717	—	30
Net transfers	7,150	102,032	64,643	(309,908)	17,483	363,699	(10,230)	(314,893)	(72,701)	27,709
Net interfund transfers due to corporate actions	—	—	277,472	—	(277,472)	—	—	—	—	—
Surrenders for benefit payments and fees	(141,974)	(572,665)	(757,280)	(537,524)	(3,124)	(1,667,138)	(157,987)	(201,397)	(13,240)	(44,794)
Other transactions	43	(1)	(4)	126	—	(11)	39	1	—	—
Death benefits	—	(86,315)	(28,435)	(109,112)	—	(293,322)	—	(2,024)	—	(21,307)
Net annuity transactions	(51,327)	—	13,736	—	(28,005)	—	—	—	(1,649)	—
Net increase (decrease) in net assets resulting from unit transactions	(185,783)	(541,664)	(395,728)	(940,478)	(291,118)	(1,497,608)	(168,178)	(515,596)	(87,590)	(38,362)
Net increase (decrease) in net assets	(65,347)	921,742	(241,446)	(454,396)	(284,264)	(853,028)	(83,310)	(5,025)	(77,731)	29,786

Net assets:
Beginning of period	543,614	4,470,280	1,126,233	4,535,693	284,264	12,444,852	694,957	1,939,236	114,925	294,529
End of period	$478,267	$5,392,022	$884,787	$4,081,297	$—	$11,591,824	$611,647	$1,934,211	$37,194	$324,315

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,251)	$354,903	$(33,229)	$(34,307)	$(29,068)	$1,518	$5,431	$10,907	$207	$(699)
Net realized gain (loss) on security transactions	(4,048)	(66,247)	436,476	298,411	(27,308)	1,041	(154)	(21,627)	(50)	13,072
Net realized gain distributions	14,624	—	47,239	—	162,538	4,227	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	8,519	394,390	440,618	(23,534)	300,063	16,760	11,351	93,704	1,382	(3,077)
Net increase (decrease) in net assets resulting from operations	15,844	683,046	891,104	240,570	406,225	23,546	16,628	82,984	1,539	9,296

Unit transactions:
Purchases	10,825	77,963	19,092	482	3,776	—	—	—	—	—
Net transfers	103,750	1,671,187	(310,128)	(5,610,173)	35,531	(133)	(194)	(70,056)	46,791	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(142,529)	(4,540,506)	(662,290)	(320,012)	(675,770)	(4,546)	(2,130)	(53,438)	(15,409)	(6,890)
Other transactions	—	1,292	167	46	163	(1)	(1)	—	—	—
Death benefits	—	(740,271)	(73,992)	(24,448)	(74,079)	—	(2,014)	—	—	(23,845)
Net annuity transactions	—	(67,754)	(10,396)	(16,163)	(34,385)	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(27,954)	(3,598,089)	(1,037,547)	(5,970,268)	(744,764)	(4,680)	(4,339)	(123,494)	31,382	(30,735)
Net increase (decrease) in net assets	(12,110)	(2,915,043)	(146,443)	(5,729,698)	(338,539)	18,866	12,289	(40,510)	32,921	(21,439)

Net assets:
Beginning of period	276,555	35,591,635	4,941,254	5,729,698	3,791,920	133,076	134,456	438,441	8,191	54,270
End of period	$264,445	$32,676,592	$4,794,811	$—	$3,453,381	$151,942	$146,745	$397,931	$41,112	$32,831

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,749)	$(414)	$(174)	$30	$1,369	$(700)	$(3,504)	$(510)	$(311,079)	$(53,147)
Net realized gain (loss) on security transactions	6,922	9,957	756	172	(264)	11,201	58,402	18,315	1,127,139	33,597
Net realized gain distributions	—	—	—	—	—	19,074	54,617	9,320	1,338,649	180,021
Change in unrealized appreciation (depreciation) during the period	39,611	(5,979)	2,930	3,528	1,290	54,712	44,747	4,030	1,536,414	366,631
Net increase (decrease) in net assets resulting from operations	43,784	3,564	3,512	3,730	2,395	84,287	154,262	31,155	3,691,123	527,102

Unit transactions:
Purchases	—	—	—	—	—	—	2,120	—	59,164	1,861
Net transfers	(1,287)	—	—	466	587	5,642	(119,333)	(269)	386,855	94,512
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,405)	(8,221)	(5,667)	(654)	(1,532)	(77,262)	(217,376)	(15,803)	(2,084,703)	(477,587)
Other transactions	1	(2)	—	—	—	—	—	—	(63)	1
Death benefits	—	(20,349)	—	—	—	(3,174)	(28)	—	(140,175)	(45,759)
Net annuity transactions	(7,259)	—	—	—	—	(5,390)	—	—	26,332	(11,398)
Net increase (decrease) in net assets resulting from unit transactions	(11,950)	(28,572)	(5,667)	(188)	(945)	(80,184)	(334,617)	(16,072)	(1,752,590)	(438,370)
Net increase (decrease) in net assets	31,834	(25,008)	(2,155)	3,542	1,450	4,103	(180,355)	15,083	1,938,533	88,732

Net assets:
Beginning of period	133,406	44,591	12,396	21,280	34,023	662,586	1,494,723	218,390	15,346,497	2,687,446
End of period	$165,240	$19,583	$10,241	$24,822	$35,473	$666,689	$1,314,368	$233,473	$17,285,030	$2,776,178

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)

Operations:
Net investment income (loss)	$(290)	$12,967	$(15,297)	$(112)	$(43,324)	$46,946	$104,317	$(31,044)	$77,826	$312,631
Net realized gain (loss) on security transactions	371	(1,523)	27,018	39	404,139	173,768	(525,085)	(1,873,726)	(1,839,621)	(814,014)
Net realized gain distributions	1,133	—	26,197	435	542,134	256,549	—	2,381,898	1,772,763	73,738
Change in unrealized appreciation (depreciation) during the period	1,392	173,702	151,796	1,629	260,445	368,820	(981,979)	741,564	454,850	857,631
Net increase (decrease) in net assets resulting from operations	2,606	185,146	189,714	1,991	1,163,394	846,083	(1,402,747)	1,218,692	465,818	429,986

Unit transactions:
Purchases	10	12,583	1,214	—	21,646	15,672	64,891	975	6,000	76,015
Net transfers	—	(8,122)	4,171	—	(511,686)	(237,083)	3,060,729	(9,027,683)	(5,270,640)	(20,059,992)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(697)	(129,882)	(115,787)	(58)	(850,712)	(690,640)	(3,947,394)	(2,914,818)	(845,403)	(2,216,671)
Other transactions	1	504	—	—	—	4	465	(308)	2	(272)
Death benefits	—	(16,884)	(10,139)	—	(168,135)	(60,577)	(99,551)	(225,626)	(86,075)	(310,785)
Net annuity transactions	—	8,943	—	—	—	—	—	(45,899)	(104,456)	(45,211)
Net increase (decrease) in net assets resulting from unit transactions	(686)	(132,858)	(120,541)	(58)	(1,508,887)	(972,624)	(920,860)	(12,213,359)	(6,300,572)	(22,556,916)
Net increase (decrease) in net assets	1,920	52,288	69,173	1,933	(345,493)	(126,541)	(2,323,607)	(10,994,667)	(5,834,754)	(22,126,930)

Net assets:
Beginning of period	25,604	884,469	841,126	7,307	6,934,766	4,462,379	35,259,019	10,994,667	5,834,754	22,126,930
End of period	$27,524	$936,757	$910,299	$9,240	$6,589,273	$4,335,838	$32,935,412	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)	Sub-Account (21)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(19,629)	$1,152	$(17,745)	$(85,614)	$(398,399)	$102,513	$(70,763)	$(45,491)	$(45,091)	$(84,187)
Net realized gain (loss) on security transactions	(36,478)	(2,640,356)	(531,916)	(1,924,178)	(20,772,670)	(10,706,797)	(5,010,733)	372,314	20,836	(389)
Net realized gain distributions	—	3,538,457	1,020,326	2,382,733	21,820,667	10,793,152	8,504,782	326,085	278,726	339,583
Change in unrealized appreciation (depreciation) during the period	140,245	694,387	225,228	884,389	9,102,898	3,621,551	3,205,499	302,526	734,233	1,315,639
Net increase (decrease) in net assets resulting from operations	84,138	1,593,640	695,893	1,257,330	9,752,496	3,810,419	6,628,785	955,434	988,704	1,570,646

Unit transactions:
Purchases	7,521	18,407	1,235	34,469	158,851	32,341	212,937	22,264	5,982	40,005
Net transfers	(1,861,317)	(8,191,970)	(2,865,480)	(6,863,073)	(48,403,412)	(25,549,472)	(29,131,634)	(4,178,333)	(79,379)	(185,488)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(243,593)	(1,041,164)	(265,093)	(1,025,236)	(6,030,853)	(2,239,336)	(3,094,967)	(672,250)	(437,798)	(759,528)
Other transactions	100	24	129	(367)	(1,122)	(135)	26	—	177	(2)
Death benefits	(18,391)	(185,371)	(36,531)	(115,412)	(580,425)	(310,007)	(528,599)	(61,333)	(14,078)	(159,608)
Net annuity transactions	(15,773)	(76,950)	(2,473)	(14,331)	(121,934)	(293,155)	(46,382)	(20,743)	(48,340)	69,422
Net increase (decrease) in net assets resulting from unit transactions	(2,131,453)	(9,477,024)	(3,168,213)	(7,983,950)	(54,978,895)	(28,359,764)	(32,588,619)	(4,910,395)	(573,436)	(995,199)
Net increase (decrease) in net assets	(2,047,315)	(7,883,384)	(2,472,320)	(6,726,620)	(45,226,399)	(24,549,345)	(25,959,834)	(3,954,961)	415,268	575,447

Net assets:
Beginning of period	2,047,315	7,883,384	2,472,320	6,726,620	45,226,399	24,549,345	25,959,834	3,954,961	4,652,446	6,458,277
End of period	$—	$—	$—	$—	$—	$—	$—	$—	$5,067,714	$7,033,724

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2017

	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$5,059	$(156,457)	$(15,444)	$(113,201)
Net realized gain (loss) on security transactions	28,106	190,682	87,672	152,281
Net realized gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	2,221,814	1,610,467	1,085,973	1,346,874
Net increase (decrease) in net assets resulting from operations	2,254,979	1,644,692	1,158,201	1,385,954

Unit transactions:
Purchases	139,288	9,504	1,554	—
Net transfers	(580,477)	(151,919)	(113,745)	(124,408)
Net interfund transfers due to corporate actions	—	—	—	—
Surrenders for benefit payments and fees	(1,417,865)	(520,250)	(459,646)	(383,136)
Other transactions	1,116	2	281	291
Death benefits	(243,626)	(86,363)	(129,471)	(77,526)
Net annuity transactions	35,079	(16,429)	(15,388)	36,823
Net increase (decrease) in net assets resulting from unit transactions	(2,066,485)	(765,455)	(716,415)	(547,956)
Net increase (decrease) in net assets	188,494	879,237	441,786	837,998

Net assets:
Beginning of period	9,488,547	6,752,146	5,001,617	4,794,952
End of period	$9,677,041	$7,631,383	$5,443,403	$5,632,950

The accompanying notes are an integral part of these financial statements.

(1) Formerly Catalyst Dividend Capture VA Fund. Change effective May 1, 2017.
(2) Formerly Catalyst Insider Buying VA Fund. Change effective May 1, 2017.
(3) Formerly BlackRock Large Cap Growth V.I. Fund. Change effective June 12, 2017.
(4) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(7) Liquidated as of September 29, 2017.
(8) Merged with Oppenheimer Equity Income Fund/VA . Change effective April 28, 2017.
(9) Merged with Oppenheimer Main Street Fund®/VA . Change effective April 28, 2017.
(10) Liquidated as of May 19, 2017.
(11) Liquidated as of November 10, 2017.
(12) Liquidated as of November 10, 2017.
(13) Liquidated as of November 10, 2017.
(14) Liquidated as of November 10, 2017.
(15) Liquidated as of November 10, 2017.
(16) Liquidated as of November 10, 2017.
(17) Liquidated as of November 10, 2017.
(18) Liquidated as of November 10, 2017.
(19) Liquidated as of November 10, 2017.
(20) Liquidated as of November 10, 2017.
(21) Liquidated as of November 10, 2017.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2016

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$18,003	$(534)	$19,040	$(28,486)	$(20,992)	$(30)	$(10,703)	$(222,692)	$(365,940)	$137,347
Net realized gain (loss) on security transactions	191,753	1,052	(60,925)	(36,008)	225	3,351	9,872	(711,655)	1,281,982	(681,127)
Net realized gain distributions	—	281	309,991	—	98,365	—	—	4,443,014	2,205,108	—
Change in unrealized appreciation (depreciation) during the period	163,998	2,473	(127,234)	(68,351)	284,741	18,012	(53,111)	(1,268,918)	(516,027)	189,947
Net increase (decrease) in net assets resulting from operations	373,754	3,272	140,872	(132,845)	362,339	21,333	(53,942)	2,239,749	2,605,123	(353,833)

Unit transactions:
Purchases	10,214	1,950	3,997	31,543	15,156	—	—	22,495	141,851	245,349
Net transfers	(423,916)	(1,615)	106,730	(33,468)	325,217	(5,679)	5,156	(146,717)	(1,168,512)	5,557,127
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(125,013)	(2,553)	(717,631)	(891,227)	(179,174)	(15,666)	(93,108)	(1,703,834)	(4,825,471)	(15,736,552)
Other transactions	—	—	—	(1)	29	(1)	—	218	(250)	2,413
Death benefits	(26,134)	—	(80,395)	(76,435)	(21,465)	—	(1,607)	(214,602)	(793,898)	(2,538,104)
Net annuity transactions	—	—	—	(25,188)	—	(6,484)	—	26,060	27,105	159,067
Net increase (decrease) in net assets resulting from unit transactions	(564,849)	(2,218)	(687,299)	(994,776)	139,763	(27,830)	(89,559)	(2,016,380)	(6,619,175)	(12,310,700)
Net increase (decrease) in net assets	(191,095)	1,054	(546,427)	(1,127,621)	502,102	(6,497)	(143,501)	223,369	(4,014,052)	(12,664,533)

Net assets:
Beginning of period	2,124,718	80,675	4,904,242	5,971,620	1,563,766	247,525	685,378	16,023,213	35,916,480	107,843,967
End of period	$1,933,623	$81,729	$4,357,815	$4,843,999	$2,065,868	$241,028	$541,877	$16,246,582	$31,902,428	$95,179,434

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$9,260	$(114,250)	$(596,504)	$(416,927)	$(27,415)	$(40)	$(902,742)	$1,171	$(352,788)	$(3,022)
Net realized gain (loss) on security transactions	(17,834)	1,517,008	(89,579)	35,369	(57,104)	207	—	2,365	37,725	974,541
Net realized gain distributions	—	—	2,148,745	1,681,641	—	—	—	6,590	50,445	—
Change in unrealized appreciation (depreciation) during the period	55,083	(2,155,297)	2,066,223	914,735	279,674	681	—	16,586	604,738	1,258,540
Net increase (decrease) in net assets resulting from operations	46,509	(752,539)	3,528,885	2,214,818	195,155	848	(902,742)	26,712	340,120	2,230,059

Unit transactions:
Purchases	—	107,405	311,131	44,258	15,803	—	907,320	108	87,280	147,177
Net transfers	3,038	85,044	(11,596)	(196,721)	105,200	—	37,195,573	(12,821)	(239,927)	(897,860)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(169,671)	(5,429,275)	(4,602,275)	(3,308,178)	(517,014)	(503)	(31,781,103)	(2,089)	(3,413,141)	(5,589,635)
Other transactions	(2)	3,378	(513)	(44)	—	—	1,780	1	1,376	3,205
Death benefits	—	(671,829)	(503,111)	(452,154)	(80,723)	—	(2,502,242)	—	(368,973)	(664,130)
Net annuity transactions	(459)	164	(3,714)	(11,020)	—	—	39,915	—	4,299	78,067
Net increase (decrease) in net assets resulting from unit transactions	(167,094)	(5,905,113)	(4,810,078)	(3,923,859)	(476,734)	(503)	3,861,243	(14,801)	(3,929,086)	(6,923,176)
Net increase (decrease) in net assets	(120,585)	(6,657,652)	(1,281,193)	(1,709,041)	(281,579)	345	2,958,501	11,911	(3,588,966)	(4,693,117)

Net assets:
Beginning of period	700,922	40,865,876	34,142,445	25,063,705	2,128,861	7,294	53,237,584	128,925	28,150,075	45,245,756
End of period	$580,337	$34,208,224	$32,861,252	$23,354,664	$1,847,282	$7,639	$56,196,085	$140,836	$24,561,109	$40,552,639

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(418,570)	$115,166	$(143,169)	$(440,435)	$(4,037,438)	$(1,316,892)	$(356,666)	$(324,815)	$(525,468)	$(91,122)
Net realized gain (loss) on security transactions	6,167,284	3,023,646	(21,028)	1,158,763	8,684,449	8,699,960	(212,475)	295,707	571,436	67,892
Net realized gain distributions	3,732,613	6,499,276	465,674	4,022,154	34,390,998	38,029,453	6,933,381	—	6,232,672	840,565
Change in unrealized appreciation (depreciation) during the period	1,421,261	2,563,175	1,708,887	(5,660,040)	(12,552,785)	(14,775,239)	(5,012,465)	988,870	(6,335,431)	(402,414)
Net increase (decrease) in net assets resulting from operations	10,902,588	12,201,263	2,010,364	(919,558)	26,485,224	30,637,282	1,351,775	959,762	(56,791)	414,921

Unit transactions:
Purchases	682,137	206,217	437,251	123,748	1,556,679	963,610	190,568	195,625	174,864	2,506
Net transfers	2,379,739	5,686,986	1,760,221	(3,962,416)	(10,385,731)	(6,815,114)	(769,566)	(738,934)	(974,709)	(24,072)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(19,419,592)	(9,790,842)	(19,580,650)	(5,579,611)	(46,798,099)	(45,017,583)	(10,109,602)	(3,797,125)	(4,635,930)	(394,518)
Other transactions	2,511	5,830	27,039	(425)	2,739	(1,709)	(128)	1,188	93	33
Death benefits	(3,775,215)	(2,295,433)	(3,382,500)	(1,122,780)	(8,371,267)	(7,041,073)	(1,790,932)	(487,216)	(581,902)	(62,276)
Net annuity transactions	30,909	(14,186)	95,159	(55,779)	984,233	641,018	114,022	122,869	(3,279)	(6,581)
Net increase (decrease) in net assets resulting from unit transactions	(20,099,511)	(6,201,428)	(20,643,480)	(10,597,263)	(63,011,446)	(57,270,851)	(12,365,638)	(4,703,593)	(6,020,863)	(484,908)
Net increase (decrease) in net assets	(9,196,923)	5,999,835	(18,633,116)	(11,516,821)	(36,526,222)	(26,633,569)	(11,013,863)	(3,743,831)	(6,077,654)	(69,987)

Net assets:
Beginning of period	157,779,281	78,142,230	142,174,433	55,461,338	412,477,546	363,762,709	$86,358,475	$32,198,956	$37,224,562	$4,404,444
End of period	$148,582,358	$84,142,065	$123,541,317	$43,944,517	$375,951,324	$337,129,140	$75,344,612	$28,455,125	$31,146,908	$4,334,457

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(12,827)	$(26,331)	$(157,309)	$(172,152)	$(5,601)	$(4,316)	$3,024	$(599,898)	$11,838,674	$(437,127)
Net realized gain (loss) on security transactions	(31,355)	400	1,055,805	308,385	51,772	(17)	(2,739)	6,097,992	(2,806,671)	7,433
Net realized gain distributions	40,421	179,290	1,475,838	898,216	—	14,187	—	19,762,430	—	377,024
Change in unrealized appreciation (depreciation) during the period	(9,082)	(166,521)	(1,455,818)	208,814	(7,945)	(10,633)	7,049	(3,749,728)	32,267,885	(1,068,296)
Net increase (decrease) in net assets resulting from operations	(12,843)	(13,162)	918,516	1,243,263	38,226	(779)	7,334	21,510,796	41,299,888	(1,120,966)

Unit transactions:
Purchases	—	—	109,113	43,660	650	40	—	378,324	1,333,556	60,055
Net transfers	(21,846)	108,175	(733,767)	(168,874)	(62,781)	20,709	54	1,389,048	(7,595,686)	(1,732,808)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(82,998)	(143,477)	(2,983,398)	(2,156,549)	(45,486)	(76,396)	(4,965)	(21,727,930)	(52,392,302)	(3,140,483)
Other transactions	1	(3)	(1)	(21)	—	—	—	3,462	8,986	1,745
Death benefits	(90,141)	(697)	(277,234)	(157,646)	(6,252)	—	(18,661)	(3,216,967)	(9,042,444)	(413,659)
Net annuity transactions	—	(20,244)	(26,265)	(919)	—	4,907	—	421,594	757,545	20,138
Net increase (decrease) in net assets resulting from unit transactions	(194,984)	(56,246)	(3,911,552)	(2,440,349)	(113,869)	(50,740)	(23,572)	(22,752,469)	(66,930,345)	(5,205,012)
Net increase (decrease) in net assets	(207,827)	(69,408)	(2,993,036)	(1,197,086)	(75,643)	(51,519)	(16,238)	(1,241,673)	(25,630,457)	(6,325,978)

Net assets:
Beginning of period	866,603	1,819,855	18,538,795	14,496,070	657,526	388,822	126,048	164,590,602	388,173,394	27,760,346
End of period	$658,776	$1,750,447	$15,545,759	$13,298,984	$581,883	$337,303	$109,810	$163,348,929	$362,542,937	$21,434,368

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,985)	$(884,975)	$(121,582)	$2,031,619	$442,453	$(125,035)	$139,297	$328,482	$(113,483)	$(205,802)
Net realized gain (loss) on security transactions	1	(2,190,424)	(75,812)	(3,359,683)	6,584,539	(1,512,390)	(1,295,756)	1,400,287	(236,719)	(1,531,127)
Net realized gain distributions	—	5,631,113	1,878,614	—	16,757,570	—	1,181,917	4,456,548	4,747,795	1,612,358
Change in unrealized appreciation (depreciation) during the period	(8,370)	(1,606,732)	1,381,067	8,325,389	3,127,602	3,722,248	3,366,852	1,740,379	1,341,796	(527,234)
Net increase (decrease) in net assets resulting from operations	(11,354)	948,982	3,062,287	6,997,325	26,912,164	2,084,823	3,392,310	7,925,696	5,739,389	(651,805)

Unit transactions:
Purchases	46,004	140,353	40,702	471,716	830,876	46,249	212,222	420,024	221,841	37,448
Net transfers	58,763	(1,185,775)	1,833,334	(1,616,957)	(6,796,358)	168,396	409,048	(1,981,961)	(1,831,548)	(875,668)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(37,299)	(5,560,838)	(1,899,395)	(17,744,419)	(28,767,613)	(2,163,473)	(8,892,563)	(16,260,866)	(8,013,444)	(1,169,485)
Other transactions	156	397	62	(295)	8,387	52	(384)	2,543	25,039	—
Death benefits	(45,735)	(695,880)	(213,253)	(2,433,620)	(4,708,712)	(132,262)	(1,375,147)	(2,529,811)	(961,068)	(160,999)
Net annuity transactions	(12,707)	65,308	443	(95,145)	60,236	7,579	93,137	(12,503)	19,295	1,165
Net increase (decrease) in net assets resulting from unit transactions	9,182	(7,236,435)	(238,107)	(21,418,720)	(39,373,184)	(2,073,459)	(9,553,687)	(20,362,574)	(10,539,885)	(2,167,539)
Net increase (decrease) in net assets	(2,172)	(6,287,453)	2,824,180	(14,421,395)	(12,461,020)	11,364	(6,161,377)	(12,436,878)	(4,800,496)	(2,819,344)

Net assets:
Beginning of period	857,471	52,059,671	11,919,792	122,914,593	219,877,316	14,902,292	71,098,235	123,367,075	66,618,842	12,899,308
End of period	$855,299	$45,772,218	$14,743,972	$108,493,198	$207,416,296	$14,913,656	$64,936,858	$110,930,197	$61,818,346	$10,079,964

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(209,114)	$85,403	$1,045,008	$(608,205)	$311,735	$2,526	$(11,617)	$(75,405)	$(286,097)	$325,807
Net realized gain (loss) on security transactions	(360,076)	593,489	313,971	923,403	1,709,473	8,463	7,199	304,776	808,126	(147,656)
Net realized gain distributions	11,290	—	451,606	10,740,554	9,435,755	27,215	96,149	1,446,014	3,519,439	—
Change in unrealized appreciation (depreciation) during the period	691,298	(116,267)	1,640,735	(7,104,311)	(1,232,989)	(54,355)	(93,280)	(1,227,725)	(4,730,050)	684,523
Net increase (decrease) in net assets resulting from operations	133,398	562,625	3,451,320	3,951,441	10,223,974	(16,151)	(1,549)	447,660	(688,582)	862,674

Unit transactions:
Purchases	42,435	4,397	804,972	791,552	650,266	—	1,300	102,175	120,415	71,511
Net transfers	228,776	519,280	628,215	(727,906)	(1,290,477)	(9,728)	(70,680)	277,173	(1,622,443)	(154,874)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,751,102)	(2,479,880)	(15,598,145)	(14,560,331)	(10,772,766)	(33,811)	(46,409)	(1,717,787)	(3,556,726)	(755,613)
Other transactions	(2)	9	(772)	(1,009)	(30)	1	(1)	9	15	(1)
Death benefits	(231,765)	(146,278)	(3,059,927)	(2,185,016)	(1,647,825)	—	—	(109,118)	(431,974)	(214,609)
Net annuity transactions	(3,357)	(674)	(63,698)	45,004	(69,635)	—	(12,969)	(55,259)	(10,071)	(3,380)
Net increase (decrease) in net assets resulting from unit transactions	(1,715,015)	(2,103,146)	(17,289,355)	(16,637,706)	(13,130,467)	(43,538)	(128,759)	(1,502,807)	(5,500,784)	(1,056,966)
Net increase (decrease) in net assets	(1,581,617)	(1,540,521)	(13,838,035)	(12,686,265)	(2,906,493)	(59,689)	(130,308)	(1,055,147)	(6,189,366)	(194,292)

Net assets:
Beginning of period	14,919,710	14,355,475	125,304,643	122,216,277	87,476,243	157,225	1,034,183	12,535,282	29,530,340	7,448,045
End of period	$13,338,093	$12,814,954	$111,466,608	$109,530,012	$84,569,750	$97,536	$903,875	$11,480,135	$23,340,974	$7,253,753

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,819)	$(7,123)	$(11,233)	$(7,361)	$(836,977)	$(53,438)	$(14,821)	$(28,354)	$18,739	$3,266
Net realized gain (loss) on security transactions	159,666	(83,064)	46,200	(8,211)	27,929	(154,206)	(14,758)	324,503	(12,715)	62,787
Net realized gain distributions	—	96,634	91,642	55,173	—	287,280	45,606	—	—	166,115
Change in unrealized appreciation (depreciation) during the period	(188,355)	179,519	(52,268)	(7,421)	289,186	(99,034)	92,106	39,762	(8,374)	(85,053)
Net increase (decrease) in net assets resulting from operations	(32,508)	185,966	74,341	32,180	(519,862)	(19,398)	108,133	335,911	(2,350)	147,115

Unit transactions:
Purchases	35,216	1,370	—	—	169,685	3,198	120	2,467	28,892	2,606
Net transfers	136,884	116,862	(194,100)	(31,402)	2,539,729	(29,459)	220,184	235,003	1,536,266	4,638
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(910,684)	(273,566)	(63,484)	(55,664)	(10,005,217)	(368,418)	(74,410)	(834,587)	(1,717,960)	(174,267)
Other transactions	(6)	2	—	—	(230)	(4)	1	47	—	—
Death benefits	(77,292)	(6,144)	(1,080)	—	(1,178,274)	(39,518)	(7,914)	(226,049)	(68,525)	(7,893)
Net annuity transactions	(23,929)	—	(5,467)	—	(99,376)	1,748	—	(16,609)	—	(772)
Net increase (decrease) in net assets resulting from unit transactions	(839,811)	(161,476)	(264,131)	(87,066)	(8,573,683)	(432,453)	137,981	(839,728)	(221,327)	(175,688)
Net increase (decrease) in net assets	(872,319)	24,490	(189,790)	(54,886)	(9,093,545)	(451,851)	246,114	(503,817)	(223,677)	(28,573)

Net assets:
Beginning of period	7,595,342	1,650,963	898,288	471,761	66,818,100	3,177,827	914,747	7,138,262	4,931,918	1,410,659
End of period	$6,723,023	$1,675,453	$708,498	$416,875	$57,724,555	$2,725,976	$1,160,861	$6,634,445	$4,708,241	$1,382,086

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$135,752	$(38,043)	$5,494	$(1,963)	$264,730	$(3,873)	$(488,975)	$(44,183)	$(486,242)	$(310,844)
Net realized gain (loss) on security transactions	23,709	(192,305)	(14,615)	21,530	86,276	159,600	1,376,681	220,614	1,996,576	427,479
Net realized gain distributions	—	1,079,874	26,690	204,430	—	22,838	1,714,027	253,142	5,440,422	1,185,994
Change in unrealized appreciation (depreciation) during the period	85,352	(545,522)	193,398	214,050	584,906	67,387	(2,441,354)	(174,346)	(3,868,408)	(959,147)
Net increase (decrease) in net assets resulting from operations	244,813	304,004	210,967	438,047	935,912	245,952	160,379	255,227	3,082,348	343,482

Unit transactions:
Purchases	9,856	6,387	189	5,609	99,759	175	36,167	11,929	147,799	48,842
Net transfers	(138,503)	(193,521)	(130,694)	325,570	(142,004)	38,246	327,398	164,074	(905,970)	(3,579,020)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(666,223)	(627,492)	(197,983)	(984,370)	(1,531,598)	(302,228)	(3,963,099)	(682,054)	(6,502,837)	(2,010,104)
Other transactions	—	30	(2)	1	(1)	—	687	—	(5,362)	258
Death benefits	(69,588)	(102,420)	(14,911)	(21,814)	(242,907)	(70,457)	(460,582)	(77,390)	(1,137,300)	(289,837)
Net annuity transactions	2,542	1,856	—	—	(1,732)	—	(5,188)	(28,528)	79,622	(3,511)
Net increase (decrease) in net assets resulting from unit transactions	(861,916)	(915,160)	(343,401)	(675,004)	(1,818,483)	(334,264)	(4,064,617)	(611,969)	(8,324,048)	(5,833,372)
Net increase (decrease) in net assets	(617,103)	(611,156)	(132,434)	(236,957)	(882,571)	(88,312)	(3,904,238)	(356,742)	(5,241,700)	(5,489,890)

Net assets:
Beginning of period	4,608,990	4,353,545	1,564,491	3,520,410	10,198,325	1,843,008	30,701,151	5,128,324	54,485,307	19,659,627
End of period	$3,991,887	$3,742,389	$1,432,057	$3,283,453	$9,315,754	$1,754,696	$26,796,913	$4,771,582	$49,243,607	$14,169,737

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(551,772)	$1,739,704	$212,544	$1,450,904	$(39,413)	$1,544,137	$998	$(109)	$(6,365)	$5,990
Net realized gain (loss) on security transactions	(126,439)	3,778,870	3,526,224	817,836	97,418	(837,579)	(16,281)	(80)	19,219	16,632
Net realized gain distributions	1,356,031	5,221,271	5,121,891	—	360,431	—	—	59	37,161	20,499
Change in unrealized appreciation (depreciation) during the period	1,322,210	472,886	(1,669,725)	(65,868)	(189,375)	2,702,762	18,497	529	(26,011)	59,684
Net increase (decrease) in net assets resulting from operations	2,000,030	11,212,731	7,190,934	2,202,872	229,061	3,409,320	3,214	399	24,004	102,805

Unit transactions:
Purchases	69,609	660,924	239,818	173,046	1,593	127,871	—	—	—	4,009
Net transfers	(686,792)	358,017	(1,165,276)	3,180,076	(104,329)	879,441	2,355	—	1,720	(82,459)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,899,126)	(22,300,395)	(8,749,185)	(11,619,807)	(351,894)	(4,785,756)	(12,631)	(2,448)	(20,776)	(55,004)
Other transactions	(3,495)	(343)	(1,489)	(233)	(13)	276	—	—	—	1
Death benefits	(391,195)	(3,553,905)	(1,351,291)	(2,010,208)	(94,708)	(855,385)	(62,863)	—	(7,078)	(24,408)
Net annuity transactions	15,678	366,388	102,234	(1,144)	(8,249)	16,545	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(4,895,321)	(24,469,314)	(10,925,189)	(10,278,270)	(557,600)	(4,617,008)	(73,139)	(2,448)	(26,134)	(157,861)
Net increase (decrease) in net assets	(2,895,291)	(13,256,583)	(3,734,255)	(8,075,398)	(328,539)	(1,207,688)	(69,925)	(2,049)	(2,130)	(55,056)

Net assets:
Beginning of period	32,932,634	168,891,338	66,887,253	86,674,926	3,977,640	31,860,609	270,210	38,427	445,990	760,676
End of period	$30,037,343	$155,634,755	$63,152,998	$78,599,528	$3,649,101	$30,652,921	$200,285	$36,378	$443,860	$705,620

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(13)	$(4,755)	$(22,862)	$(11,056)	$(1,827)	$(4,294)	$4,702
Net realized gain (loss) on security transactions	53	(125)	(64,216)	7,566	(2,848)	(5,408)	(71,738)
Net realized gain distributions	—	42,447	71,910	48,930	5,360	16,085	25,647
Change in unrealized appreciation (depreciation) during the period	1,686	(46,491)	(144,356)	57,282	(13,664)	(9,748)	101,873
Net increase (decrease) in net assets resulting from operations	1,726	(8,924)	(159,524)	102,722	(12,979)	(3,365)	60,484

Unit transactions:
Purchases	—	10,500	3,367	691	21,000	—	—
Net transfers	—	(5,224)	(19,854)	188,763	380	(3,250)	(130,340)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(715)	(10,823)	(175,534)	(50,219)	(10,037)	(50,295)	(307,826)
Other transactions	—	(2)	—	(1)	1	—	6
Death benefits	—	—	(22,531)	(13,539)	—	(7,739)	(377,178)
Net annuity transactions	—	—	—	—	—	—	(1,163)
Net increase (decrease) in net assets resulting from unit transactions	(715)	(5,549)	(214,552)	125,695	11,344	(61,284)	(816,501)
Net increase (decrease) in net assets	1,011	(14,473)	(374,076)	228,417	(1,635)	(64,649)	(756,017)

Net assets:
Beginning of period	42,783	262,035	1,673,534	721,691	128,306	624,328	2,685,616
End of period	$43,794	$247,562	$1,299,458	$950,108	$126,671	$559,679	$1,929,599

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(164,515)	$526,651	$(152,948)	$(10,959)	$(39,334)	$(4,228)	$(58,103)	$9,735	$759,401
Net realized gain (loss) on security transactions	433,414	(190,622)	311,084	4,811	254,674	27,907	170,737	215	(516,691)
Net realized gain distributions	—	272,721	—	83,311	333,431	64,334	167,899	—	—
Change in unrealized appreciation (depreciation) during the period	550,766	(114,443)	(183,710)	(114,647)	(696,118)	(39,483)	338,093	22,155	177,118
Net increase (decrease) in net assets resulting from operations	819,665	494,307	(25,574)	(37,484)	(147,347)	48,530	618,626	32,105	419,828

Unit transactions:
Purchases	15,291	3,595	652	365	1,883	1,973	21,543	—	74,443
Net transfers	(339,499)	86,893	(62,909)	(23,265)	(64,284)	616,028	(82,980)	1,640	(140,326)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(663,653)	(572,430)	(830,276)	(291,624)	(1,028,956)	(76,574)	(651,965)	(16,455)	(2,148,999)
Other transactions	40	4	58	(2)	—	(2)	—	1	—
Death benefits	(112,779)	(183,383)	(129,417)	—	(12,933)	(8,466)	(56,929)	—	(211,006)
Net annuity transactions	(8,287)	31,392	(9,023)	(29,390)	—	—	—	(7,826)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,108,887)	(633,929)	(1,030,915)	(343,916)	(1,104,290)	532,959	(770,331)	(22,640)	(2,425,888)
Net increase (decrease) in net assets	(289,222)	(139,622)	(1,056,489)	(381,400)	(1,251,637)	581,489	(151,705)	9,465	(2,006,060)

Net assets:
Beginning of period	7,817,514	6,144,082	7,843,268	925,014	5,721,917	544,744	4,687,398	274,799	14,450,912
End of period	$7,528,292	$6,004,460	$6,786,779	$543,614	$4,470,280	$1,126,233	$4,535,693	$284,264	$12,444,852

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$907	$(1,542)	$1,316	$6,158	$(940)	$455,298	$(28,438)	$(51,957)	$(29,069)
Net realized gain (loss) on security transactions	(1,212)	975	(1,690)	11,729	(4,051)	46,681	293,875	(39,240)	(141,291)
Net realized gain distributions	54,695	—	—	—	16,734	—	174,272	612,687	200,165
Change in unrealized appreciation (depreciation) during the period	(15,260)	14,074	(3,239)	(37,838)	27,064	(165,682)	(32,011)	27,298	427,457
Net increase (decrease) in net assets resulting from operations	39,130	13,507	(3,613)	(19,951)	38,807	336,297	407,698	548,788	457,262

Unit transactions:
Purchases	—	—	—	120	325	83,515	4,055	1,617	3,741
Net transfers	219,853	(62,720)	(2,834)	(29,086)	93,188	339,553	(221,789)	(238,613)	34,974
Net interfund transfers due to corporate actions	—	1,999,967	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(195,321)	(11,518)	(46,387)	(97,843)	(19,357)	(6,016,977)	(658,419)	(673,397)	(644,870)
Other transactions	12	—	1	—	—	3,345	(26)	6	(14)
Death benefits	—	—	(12,504)	—	—	(792,739)	(66,419)	(112,366)	(133,752)
Net annuity transactions	—	—	(1,451)	—	—	60,290	8,324	10,792	20,776
Net increase (decrease) in net assets resulting from unit transactions	24,544	1,925,729	(63,175)	(126,809)	74,156	(6,323,013)	(934,274)	(1,011,961)	(719,145)
Net increase (decrease) in net assets	63,674	1,939,236	(66,788)	(146,760)	112,963	(5,986,716)	(526,576)	(463,173)	(261,883)

Net assets:
Beginning of period	631,283	—	181,713	441,289	163,592	41,578,351	5,467,830	6,192,871	4,053,803
End of period	$694,957	$1,939,236	$114,925	$294,529	$276,555	$35,591,635	$4,941,254	$5,729,698	$3,791,920

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,401	$2,385	$19,496	$66	$(1,066)	$(2,432)	$(642)	$(214)	$(17)	$1,444
Net realized gain (loss) on security transactions	(2,684)	(730)	(19,883)	(260)	16,144	4,968	902	32	603	(2,246)
Net realized gain distributions	2,089	—	77,978	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	10,625	13,419	(45,393)	360	(16,819)	(7,724)	3,453	(585)	2,431	6,817
Net increase (decrease) in net assets resulting from operations	11,431	15,074	32,198	166	(1,741)	(5,188)	3,713	(767)	3,017	6,015

Unit transactions:
Purchases	—	5,922	—	—	—	—	—	—	—	—
Net transfers	1,982	(52)	(33,217)	39	—	178	—	—	(4,968)	644
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(7,420)	(3,924)	(41,838)	(2,769)	(5,453)	(1,710)	(3,225)	(352)	(854)	(15,746)
Other transactions	1	—	378	—	79	2	(3)	—	—	—
Death benefits	(46,932)	(8,177)	(6,906)	—	(15,130)	(8,854)	—	—	(493)	—
Net annuity transactions	—	—	—	—	(8,829)	(6,197)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(52,369)	(6,231)	(81,583)	(2,730)	(29,333)	(16,581)	(3,228)	(352)	(6,315)	(15,102)
Net increase (decrease) in net assets	(40,938)	8,843	(49,385)	(2,564)	(31,074)	(21,769)	485	(1,119)	(3,298)	(9,087)

Net assets:
Beginning of period	174,014	125,613	487,826	10,755	85,344	155,175	44,106	13,515	24,578	43,110
End of period	$133,076	$134,456	$438,441	$8,191	$54,270	$133,406	$44,591	$12,396	$21,280	$34,023

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$179	$(7,574)	$(1,820)	$(307,522)	$(54,718)	$(238)	$13,392	$(15,683)
Net realized gain (loss) on security transactions	(1,057)	9,387	8,465	895,058	(20,695)	524	(31,707)	(5,687)
Net realized gain distributions	13,174	125,658	15,756	1,423,482	297,873	693	70,043	90,790
Change in unrealized appreciation (depreciation) during the period	60,631	95,202	5,320	(2,040,298)	(269,372)	410	(46,207)	(18,010)
Net increase (decrease) in net assets resulting from operations	72,927	222,673	27,721	(29,280)	(46,912)	1,389	5,521	51,410

Unit transactions:
Purchases	—	100	—	52,886	926	120	1,872	544
Net transfers	(4,995)	33,657	192	(498,354)	(247,342)	—	(9,275)	(97,590)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(88,813)	(114,792)	(43,719)	(2,050,317)	(401,966)	(1,396)	(165,764)	(139,323)
Other transactions	1	2	—	113	1	—	—	—
Death benefits	—	—	—	(246,901)	(91,028)	—	(671)	(14,899)
Net annuity transactions	(5,103)	—	—	55,028	(6,512)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(98,910)	(81,033)	(43,527)	(2,687,545)	(745,921)	(1,276)	(173,838)	(251,268)
Net increase (decrease) in net assets	(25,983)	141,640	(15,806)	(2,716,825)	(792,833)	113	(168,317)	(199,858)

Net assets:
Beginning of period	688,569	1,353,083	234,196	18,063,322	3,480,279	25,491	1,052,786	1,040,984
End of period	$662,586	$1,494,723	$218,390	$15,346,497	$2,687,446	$25,604	$884,469	$841,126

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(92)	$51,202	$48,631	$(276,578)	$70,563	$40,386	$441,086	$(1,638)	$19,060
Net realized gain (loss) on security transactions	11	427,693	328,585	(463,365)	80	(29,131)	(1,781)	(24,672)	(75,960)
Net realized gain distributions	511	704,472	326,223	—	1,787,798	1,216,277	220,144	—	1,071,824
Change in unrealized appreciation (depreciation) during the period	(13)	(481,440)	(183,851)	(1,081,971)	(1,067,284)	(369,456)	(346,086)	41,415	(622,517)
Net increase (decrease) in net assets resulting from operations	417	701,927	519,588	(1,821,914)	791,157	858,076	313,363	15,105	392,407

Unit transactions:
Purchases	—	24,215	—	108,557	32,475	6,020	302,945	36,319	3,153
Net transfers	—	(575,378)	(39,766)	2,689,767	888,655	510,654	(11,073)	190,253	(13,639)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(46)	(841,985)	(3,219,995)	(6,244,162)	(2,591,363)	(921,190)	(3,231,569)	(285,068)	(1,295,546)
Other transactions	—	35	3	15	1	(1)	99	(1)	(1)
Death benefits	—	(172,224)	(144,400)	(382,674)	(47,765)	(77,831)	(311,416)	(99,245)	(82,511)
Net annuity transactions	—	—	—	—	(14,550)	(22,212)	(10,016)	(5,459)	(22,613)
Net increase (decrease) in net assets resulting from unit transactions	(46)	(1,565,337)	(3,404,158)	(3,828,497)	(1,732,547)	(504,560)	(3,261,030)	(163,201)	(1,411,157)
Net increase (decrease) in net assets	371	(863,410)	(2,884,570)	(5,650,411)	(941,390)	353,516	(2,947,667)	(148,096)	(1,018,750)

Net assets:
Beginning of period	6,936	7,798,176	7,346,949	40,909,430	11,936,057	5,481,238	25,074,597	2,195,411	8,902,134
End of period	$7,307	$6,934,766	$4,462,379	$35,259,019	$10,994,667	$5,834,754	$22,126,930	$2,047,315	$7,883,384

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)

Operations:
Net investment income (loss)	$5,586	$(85,863)	$(570,599)	$11,984	$(44,402)	$11,247	$(51,097)	$(84,974)	$(16,369)	$(98,147)
Net realized gain (loss) on security transactions	5,567	(86,472)	(355,997)	(161,943)	(575,620)	(85,291)	(101,967)	(153,809)	(354,794)	24,655
Net realized gain distributions	427,812	1,367,791	18,559,062	7,135,206	3,074,935	165,950	375,955	826,351	—	—
Change in unrealized appreciation (depreciation) during the period	(471,937)	(1,191,376)	(14,366,804)	(4,751,444)	(1,926,921)	28,800	185,976	(317,449)	100,417	360,615
Net increase (decrease) in net assets resulting from operations	(32,972)	4,080	3,265,662	2,233,803	527,992	120,706	408,867	270,119	(270,746)	287,123

Unit transactions:
Purchases	1,190	22,750	180,580	101,221	138,087	2,013	1,176	18,014	7,761	1,336
Net transfers	156,459	(38,532)	(2,708,383)	(713,011)	(461,499)	(274,926)	(35,498)	63,518	154,035	(162,267)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	6,889,291
Surrenders for benefit payments and fees	(170,189)	(967,532)	(6,995,687)	(3,543,094)	(3,814,358)	(430,405)	(416,237)	(520,957)	(1,548,733)	(345,017)
Other transactions	—	(44)	(188)	(110)	(1)	—	82	31	346	—
Death benefits	(45,856)	(39,670)	(692,543)	(465,545)	(544,955)	(45,928)	(128,032)	(156,194)	(221,208)	(7,707)
Net annuity transactions	(684)	(2,011)	(38,119)	(74,973)	(3,845)	(6,020)	(22,484)	(14,756)	(8,925)	89,387
Net increase (decrease) in net assets resulting from unit transactions	(59,080)	(1,025,039)	(10,254,340)	(4,695,512)	(4,686,571)	(755,266)	(600,993)	(610,344)	(1,616,724)	6,465,023
Net increase (decrease) in net assets	(92,052)	(1,020,959)	(6,988,678)	(2,461,709)	(4,158,579)	(634,560)	(192,126)	(340,225)	(1,887,470)	6,752,146

Net assets:
Beginning of period	2,564,372	7,747,579	52,215,077	27,011,054	30,118,413	4,589,521	4,844,572	6,798,502	11,376,017	—
End of period	$2,472,320	$6,726,620	$45,226,399	$24,549,345	$25,959,834	$3,954,961	$4,652,446	$6,458,277	$9,488,547	$6,752,146

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account (2)	Sub-Account (2)

Operations:
Net investment income (loss)	$(18,784)	$(71,745)
Net realized gain (loss) on security transactions	(23,386)	31,227
Net realized gain distributions	—	—
Change in unrealized appreciation (depreciation) during the period	(145,059)	244,693
Net increase (decrease) in net assets resulting from operations	(187,229)	204,175

Unit transactions:
Purchases	1,384	400
Net transfers	13,953	42,200
Net interfund transfers due to corporate actions	5,513,281	4,844,543
Surrenders for benefit payments and fees	(318,640)	(323,515)
Other transactions	1	(164)
Death benefits	(88,999)	(31,545)
Net annuity transactions	67,866	58,858
Net increase (decrease) in net assets resulting from unit transactions	5,188,846	4,590,777
Net increase (decrease) in net assets	5,001,617	4,794,952

Net assets:
Beginning of period	—	—
End of period	$5,001,617	$4,794,952

The accompanying notes are an integral part of these financial statements.

(1) Funded as of November 18, 2016.
(2) Funded as of April 29, 2016.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Notes to Financial Statements
December 31, 2017

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Hartford Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On December 3, 2017, a Stock and Asset Purchase Agreement was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.

The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. The administration, terms, features and benefits of the contracts will not change as a result of the sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.

The Account is comprised of the following Sub-Accounts:
American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Century VP Mid Cap Value Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Columbia Variable Portfolio - Small Company Growth Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Flex Cap Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Rational Dividend Capture VA Fund (Formerly Catalyst Dividend Capture VA Fund), Rational Insider Buying VA Fund (Formerly Catalyst Insider Buying VA Fund), Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, MFS® Growth Fund, MFS® Global Equity Fund, MFS® Investors Trust Fund, MFS® Mid Cap Growth Fund, MFS® New Discovery Fund, MFS® Total Return Fund, MFS® Value Fund, MFS® Total Return Bond Series, MFS® Research Fund, MFS® High Yield Portfolio, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund (Formerly BlackRock Large Cap Growth V.I. Fund), BlackRock Equity Dividend V.I. Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio (Formerly UIF Core Plus Fixed Income Portfolio), Morgan Stanley VIF Growth Portfolio (Formerly UIF Growth Portfolio), Morgan Stanley VIF Mid Cap Growth Portfolio (Formerly UIF Mid Cap Growth Portfolio), Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio*, BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio - Asset Allocation Fund, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA (Merged with Oppenheimer Equity Income Fund/VA ), Oppenheimer Main Street Small Cap Fund/VA, Oppenheimer Equity Income Fund/VA (Merged with Oppenheimer Main Street Fund®/VA ), Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio*, JPMorgan Insurance Trust Mid Cap Value Portfolio, Putnam VT Equity Income Fund, PIMCO All Asset Fund, PIMCO StocksPLUS Global Portfolio, PIMCO Global Multi-Asset Managed Allocation Portfolio, Jennison 20/20 Focus Fund, Jennison Fund, Prudential Value Portfolio, Prudential SP International Growth Portfolio, ClearBridge Variable Dividend Strategy Portfolio, Western Asset Variable Global High Yield Bond Portfolio, ClearBridge Variable Large Cap Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Opportunity Fund, HIMCO VIT Index Fund, HIMCO VIT Portfolio Diversifier Fund, HIMCO VIT American Funds Asset Allocation Fund*, HIMCO VIT American Funds Blue Chip Income and Growth Fund*, HIMCO VIT American Funds Bond Fund*, HIMCO VIT American Funds Global Bond Fund*, HIMCO VIT American Funds Global Growth and Income Fund*, HIMCO VIT American Funds Global Growth Fund*, HIMCO VIT American Funds Global Small Capitalization Fund*, HIMCO VIT American Funds Growth Fund*, HIMCO VIT American Funds Growth-Income Fund*, HIMCO VIT American Funds International Fund*, HIMCO VIT American Funds New World Fund*, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Select International Equity Fund, Variable Portfolio - Loomis Sayles Growth Fund.
* During 2017, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2017 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2017, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2017 and 2016.

g) Accounting for Uncertain Tax Positions - The federal audit of the years 2012 and 2013 was completed as of March 31, 2017 with no additional adjustments. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2017.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges -

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%
MAV Plus Charge maximum of 0.30%
Maximum Anniversary Value III Charge maximum of 1.50%
Liquidity Feature Charge maximum of 0.50%
MAV V Charge maximum of 1.50%
MAV IV Charge maximum of 1.50%
Legacy Lock Charge maximum of 1.50%
Daily Lock Charge maximum of 2.50%
Safety Plus Charge maximum of 2.50%
Future 5 Charge maximum of 2.50%
Future 6 Charge maximum of 2.50%
Maximum Daily Value Charge maximum of 1.50%
Return of Premium IV Charge maximum of 0.75%
Return of Premium V Charge maximum of 0.75%
Return of Premium III Charge maximum of 0.75%
Return of Premium Death Benefit Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven or eight years (based upon contract terms) after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

g) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.12% and 1.35%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$207,292	$428,021
American Century VP Growth Fund	$24,868	$19,450
AB VPS Balanced Wealth Strategy Portfolio	$352,894	$817,619
AB VPS International Value Portfolio	$214,753	$1,147,425
AB VPS Small/Mid Cap Value Portfolio	$369,806	$671,031
AB VPS Value Portfolio	$7,008	$36,117
AB VPS International Growth Portfolio	$106,077	$210,702
Invesco V.I. Value Opportunities Fund	$1,326,741	$4,053,395
Invesco V.I. Core Equity Fund	$2,886,015	$5,981,686
Invesco V.I. Government Securities Fund	$10,381,032	$18,426,459
Invesco V.I. High Yield Fund	$35,310	$118,098
Invesco V.I. International Growth Fund	$2,263,746	$8,775,922
Invesco V.I. Mid Cap Core Equity Fund	$2,243,063	$6,658,379
Invesco V.I. Small Cap Equity Fund	$2,546,559	$5,330,328
Invesco V.I. Balanced Risk Allocation Fund	$338,124	$660,463
Invesco V.I. Diversified Dividend Fund	$365	$665
Invesco V.I. Government Money Market Fund	$33,730,772	$40,837,582
American Century VP Mid Cap Value Fund	$20,162	$20,865
American Funds Global Bond Fund	$5,904,278	$6,022,880
American Funds Global Growth and Income Fund	$12,196,618	$9,612,273
American Funds Asset Allocation Fund	$25,016,232	$27,952,629
American Funds Blue Chip Income and Growth Fund	$14,356,474	$18,018,472
American Funds Bond Fund	$34,806,630	$21,893,558
American Funds Global Growth Fund	$8,320,687	$10,684,004
American Funds Growth Fund	$94,028,530	$81,337,463
American Funds Growth-Income Fund	$58,511,409	$66,695,099
American Funds International Fund	$34,651,770	$20,049,909
American Funds New World Fund	$7,632,524	$7,250,768
American Funds Global Small Capitalization Fund	$8,328,358	$7,285,443
Columbia Variable Portfolio - Small Company Growth Fund	$427,554	$862,638
Wells Fargo VT Omega Growth Fund	$135,190	$384,579
Fidelity® VIP Growth Portfolio	$333,600	$716,360
Fidelity® VIP Contrafund® Portfolio	$1,702,180	$4,424,660
Fidelity® VIP Mid Cap Portfolio	$1,148,175	$3,602,794
Fidelity® VIP Value Strategies Portfolio	$198,043	$78,298
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$45,371	$157,790
Fidelity® VIP Strategic Income Portfolio	$8,227	$3,610
Franklin Rising Dividends VIP Fund	$11,903,556	$33,174,599
Franklin Income VIP Fund	$19,585,001	$66,610,722
Franklin Large Cap Growth VIP Fund	$4,185,819	$5,713,422
Franklin Global Real Estate VIP Fund	$55,468	$155,019
Franklin Small-Mid Cap Growth VIP Fund	$6,761,399	$9,328,635
Franklin Small Cap Value VIP Fund	$2,275,941	$5,127,134
Franklin Strategic Income VIP Fund	$9,007,951	$18,464,883
Franklin Mutual Shares VIP Fund	$16,470,225	$38,625,582
Templeton Developing Markets VIP Fund	$2,872,806	$4,990,153
Templeton Foreign VIP Fund	$3,765,427	$13,896,542
Templeton Growth VIP Fund	$4,044,519	$22,385,569
Franklin Mutual Global Discovery VIP Fund	$6,514,663	$11,241,622
Franklin Flex Cap Growth VIP Fund	$660,478	$2,343,312
Templeton Global Bond VIP Fund	$1,039,736	$2,854,697
Hartford Balanced HLS Fund	$1,280,547	$2,581,200
Hartford Total Return Bond HLS Fund	$12,869,421	$21,366,150
Hartford Capital Appreciation HLS Fund	$8,051,405	$25,730,314
Hartford Dividend and Growth HLS Fund	$8,178,772	$20,966,200
Hartford Healthcare HLS Fund	$12,255	$33,913
Hartford Global Growth HLS Fund	$186,728	$312,719
Hartford Disciplined Equity HLS Fund	$1,903,243	$2,364,687
Hartford Growth Opportunities HLS Fund	$1,354,471	$6,967,013
Hartford High Yield HLS Fund	$1,097,670	$1,889,463
Hartford International Opportunities HLS Fund	$736,353	$1,586,852
Hartford Small/Mid Cap Equity HLS Fund	$153,373	$699,349
Hartford MidCap HLS Fund	$37,281	$60,549
Hartford MidCap Value HLS Fund	$64,392	$155,016
Hartford Ultrashort Bond HLS Fund	$6,489,269	$15,261,457
Hartford Small Company HLS Fund	$105,668	$693,506
Hartford SmallCap Growth HLS Fund	$464,074	$336,618
Hartford Stock HLS Fund	$309,995	$1,071,615
Hartford U.S. Government Securities HLS Fund	$691,059	$822,446
Hartford Value HLS Fund	$179,292	$368,352
Rational Dividend Capture VA Fund +	$358,595	$776,785
Rational Insider Buying VA Fund+	$487,105	$847,211
Lord Abbett Fundamental Equity Fund	$190,182	$282,728
Lord Abbett Calibrated Dividend Growth Fund	$305,943	$852,018
Lord Abbett Bond Debenture Fund	$1,509,649	$1,493,847
Lord Abbett Growth and Income Fund	$199,121	$409,260
MFS® Growth Fund	$4,289,226	$9,336,981
MFS® Global Equity Fund	$999,200	$1,384,570
MFS® Investors Trust Fund	$3,627,901	$11,246,943
MFS® Mid Cap Growth Fund	$2,085,442	$3,765,021
MFS® New Discovery Fund	$1,504,291	$7,071,983
MFS® Total Return Fund	$11,002,525	$30,696,344
MFS® Value Fund	$7,977,621	$15,754,620
MFS® Total Return Bond Series	$10,630,238	$15,572,109
MFS® Research Fund	$1,043,503	$1,083,829
MFS® High Yield Portfolio	$5,554,563	$6,989,671
BlackRock Global Allocation V.I. Fund	$16,407	$4,995
BlackRock Global Opportunities V.I. Fund	$4,271	$14,593
BlackRock Large Cap Focus Growth V.I. Fund+	$60,216	$193,252
BlackRock Equity Dividend V.I. Fund	$81,425	$151,509
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	$1,295	$1,438
Morgan Stanley VIF Growth Portfolio+	$29,537	$71,700
Morgan Stanley VIF Mid Cap Growth Portfolio+	$115,438	$380,363
Invesco V.I. American Value Fund	$327,115	$258,193
Morgan Stanley Mid Cap Growth Portfolio+	$2	$160,405
BlackRock Capital Appreciation V.I. Fund	$69,588	$189,035
Columbia Variable Portfolio - Asset Allocation Fund	$98,474	$338,161
Columbia Variable Portfolio - Dividend Opportunity Fund	$232,172	$1,511,566
Columbia Variable Portfolio - Income Opportunities Fund	$601,343	$1,100,347
Columbia Variable Portfolio - Mid Cap Growth Fund	$122,013	$1,191,684
Oppenheimer Capital Appreciation Fund/VA	$63,191	$205,989
Oppenheimer Global Fund/VA	$301,496	$888,196
Oppenheimer Main Street Fund®/VA+	$501,278	$873,002
Oppenheimer Main Street Small Cap Fund/VA	$424,365	$1,171,545
Oppenheimer Equity Income Fund/VA+	$6,016	$292,512
Putnam VT Diversified Income Fund	$1,340,738	$2,342,685
Putnam VT Global Asset Allocation Fund	$177,140	$323,668
Putnam VT Growth Opportunities Fund	$137,789	$637,652
Putnam VT International Value Fund	$979	$88,677
Putnam VT International Equity Fund	$41,386	$78,764
Putnam VT Small Cap Value Fund	$159,171	$175,752
JPMorgan Insurance Trust Core Bond Portfolio	$2,902,149	$6,145,333
JPMorgan Insurance Trust U.S. Equity Portfolio	$213,410	$1,236,947
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio+	$51,906	$6,056,482
JPMorgan Insurance Trust Mid Cap Value Portfolio	$540,113	$1,151,409
Putnam VT Equity Income Fund	$6,628	$5,562
PIMCO All Asset Fund	$6,460	$5,366
PIMCO StocksPLUS Global Portfolio	$14,005	$126,592
PIMCO Global Multi-Asset Managed Allocation Portfolio	$46,943	$15,355
Jennison 20/20 Focus Fund	$—	$31,433
Jennison Fund	$7	$14,708
Prudential Value Portfolio	$—	$28,987
Prudential SP International Growth Portfolio	$—	$5,841
ClearBridge Variable Dividend Strategy Portfolio	$719	$876
Western Asset Variable Global High Yield Bond Portfolio	$2,311	$1,888
ClearBridge Variable Large Cap Value Portfolio	$30,512	$92,321
Invesco V.I. Growth and Income Fund	$154,269	$437,773
Invesco V.I. Comstock Fund	$83,168	$90,429
Invesco V.I. American Franchise Fund	$3,381,786	$4,106,807
Invesco V.I. Mid Cap Growth Fund	$970,254	$1,281,749
Wells Fargo VT Index Asset Allocation Fund	$1,343	$1,186
Wells Fargo VT International Equity Fund	$106,766	$226,656
Wells Fargo VT Small Cap Growth Fund	$96,273	$205,914
Wells Fargo VT Discovery Fund	$436	$170
Wells Fargo VT Opportunity Fund	$682,112	$1,692,187
HIMCO VIT Index Fund	$613,629	$1,282,758
HIMCO VIT Portfolio Diversifier Fund	$3,969,376	$4,785,916
HIMCO VIT American Funds Asset Allocation Fund+	$3,892,816	$13,755,322
HIMCO VIT American Funds Blue Chip Income and Growth Fund+	$2,089,930	$6,539,911
HIMCO VIT American Funds Bond Fund+	$3,141,786	$25,312,335
HIMCO VIT American Funds Global Bond Fund+	$340,821	$2,491,903
HIMCO VIT American Funds Global Growth and Income Fund+	$3,708,530	$9,645,946
HIMCO VIT American Funds Global Growth Fund+	$1,522,143	$3,687,773
HIMCO VIT American Funds Global Small Capitalization Fund+	$2,633,887	$8,320,717
HIMCO VIT American Funds Growth Fund+	$23,404,238	$56,960,863
HIMCO VIT American Funds Growth-Income Fund+	$12,436,825	$29,900,924
HIMCO VIT American Funds International Fund+	$10,376,707	$34,531,305
HIMCO VIT American Funds New World Fund+	$615,158	$5,244,960
MFS® Core Equity Portfolio	$599,207	$939,011
MFS® Massachusetts Investors Growth Stock Portfolio	$787,269	$1,527,074
MFS® Research International Portfolio	$816,777	$2,878,204
Columbia Variable Portfolio - Large Cap Growth Fund	$144,095	$1,066,007
Columbia Variable Portfolio - Select International Equity Fund	$249,204	$981,061
Variable Portfolio - Loomis Sayles Growth Fund	$119,076	$780,233

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2017 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	9,459	21,231	(11,772)
American Century VP Growth Fund	637	1,024	(387)
AB VPS Balanced Wealth Strategy Portfolio	15,777	53,933	(38,156)
AB VPS International Value Portfolio	14,790	133,747	(118,957)
AB VPS Small/Mid Cap Value Portfolio	12,194	29,279	(17,085)
AB VPS Value Portfolio	333	2,407	(2,074)
AB VPS International Growth Portfolio	12,120	22,533	(10,413)
Invesco V.I. Value Opportunities Fund	735,279	2,183,557	(1,448,278)
Invesco V.I. Core Equity Fund	59,784	321,954	(262,170)
Invesco V.I. Government Securities Fund	7,022,809	13,288,078	(6,265,269)
Invesco V.I. High Yield Fund	6,945	45,005	(38,060)
Invesco V.I. International Growth Fund	747,725	2,516,032	(1,768,307)
Invesco V.I. Mid Cap Core Equity Fund	602,569	2,440,500	(1,837,931)
Invesco V.I. Small Cap Equity Fund	71,035	220,226	(149,191)
Invesco V.I. Balanced Risk Allocation Fund	14,125	48,410	(34,285)
Invesco V.I. Diversified Dividend Fund	—	30	(30)
Invesco V.I. Government Money Market Fund	3,597,603	4,298,982	(701,379)
American Century VP Mid Cap Value Fund	742	925	(183)
American Funds Global Bond Fund	520,343	467,116	53,227
American Funds Global Growth and Income Fund	938,387	572,084	366,303
American Funds Asset Allocation Fund	1,239,051	1,223,354	15,697
American Funds Blue Chip Income and Growth Fund	2,943,908	8,543,623	(5,599,715)
American Funds Bond Fund	2,804,909	1,354,682	1,450,227
American Funds Global Growth Fund	454,233	431,273	22,960
American Funds Growth Fund	4,854,655	3,479,506	1,375,149
American Funds Growth-Income Fund	2,812,154	2,675,172	136,982
American Funds International Fund	2,965,605	1,116,645	1,848,960
American Funds New World Fund	517,602	248,789	268,813
American Funds Global Small Capitalization Fund	707,920	304,692	403,228
Columbia Variable Portfolio - Small Company Growth Fund	19,246	323,299	(304,053)
Wells Fargo VT Omega Growth Fund	97,455	226,757	(129,302)
Fidelity® VIP Growth Portfolio	10,521	34,293	(23,772)
Fidelity® VIP Contrafund® Portfolio	45,298	220,119	(174,821)
Fidelity® VIP Mid Cap Portfolio	26,992	186,287	(159,295)
Fidelity® VIP Value Strategies Portfolio	2,459	3,327	(868)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	1,190	6,284	(5,094)
Fidelity® VIP Strategic Income Portfolio	271	188	83
Franklin Rising Dividends VIP Fund	184,072	1,212,264	(1,028,192)
Franklin Income VIP Fund	393,953	3,038,244	(2,644,291)
Franklin Large Cap Growth VIP Fund	121,835	285,280	(163,445)
Franklin Global Real Estate VIP Fund	1,272	5,993	(4,721)
Franklin Small-Mid Cap Growth VIP Fund	137,179	489,305	(352,126)
Franklin Small Cap Value VIP Fund	78,953	287,765	(208,812)
Franklin Strategic Income VIP Fund	337,180	870,004	(532,824)
Franklin Mutual Shares VIP Fund	240,059	1,643,478	(1,403,419)
Templeton Developing Markets VIP Fund	124,803	225,443	(100,640)
Templeton Foreign VIP Fund	173,583	930,162	(756,579)
Templeton Growth VIP Fund	163,353	1,244,613	(1,081,260)
Franklin Mutual Global Discovery VIP Fund	95,207	368,545	(273,338)
Franklin Flex Cap Growth VIP Fund	37,312	117,312	(80,000)
Templeton Global Bond VIP Fund	72,701	191,662	(118,961)
Hartford Balanced HLS Fund	157,764	693,590	(535,826)
Hartford Total Return Bond HLS Fund	1,130,289	2,641,798	(1,511,509)
Hartford Capital Appreciation HLS Fund	130,570	1,996,485	(1,865,915)
Hartford Dividend and Growth HLS Fund	120,322	1,529,211	(1,408,889)
Hartford Healthcare HLS Fund	55	6,514	(6,459)
Hartford Global Growth HLS Fund	9,314	68,942	(59,628)
Hartford Disciplined Equity HLS Fund	33,532	117,218	(83,686)
Hartford Growth Opportunities HLS Fund	53,612	338,608	(284,996)
Hartford High Yield HLS Fund	40,691	103,593	(62,902)
Hartford International Opportunities HLS Fund	87,819	192,323	(104,504)
Hartford Small/Mid Cap Equity HLS Fund	5,675	34,207	(28,532)
Hartford MidCap HLS Fund	143	5,979	(5,836)
Hartford MidCap Value HLS Fund	1,951	9,185	(7,234)
Hartford Ultrashort Bond HLS Fund	5,320,370	12,266,545	(6,946,175)
Hartford Small Company HLS Fund	11,840	95,755	(83,915)
Hartford SmallCap Growth HLS Fund	18,732	12,712	6,020
Hartford Stock HLS Fund	43,740	461,020	(417,280)
Hartford U.S. Government Securities HLS Fund	56,996	84,789	(27,793)
Hartford Value HLS Fund	4,918	23,083	(18,165)
Rational Dividend Capture VA Fund +	33,655	95,179	(61,524)
Rational Insider Buying VA Fund+	9,282	277,061	(267,779)
Lord Abbett Fundamental Equity Fund	3,343	12,594	(9,251)
Lord Abbett Calibrated Dividend Growth Fund	4,807	42,275	(37,468)
Lord Abbett Bond Debenture Fund	60,048	78,599	(18,551)
Lord Abbett Growth and Income Fund	1,932	25,385	(23,453)
MFS® Growth Fund	208,324	575,478	(367,154)
MFS® Global Equity Fund	33,077	52,561	(19,484)
MFS® Investors Trust Fund	91,447	605,772	(514,325)
MFS® Mid Cap Growth Fund	119,966	349,143	(229,177)
MFS® New Discovery Fund	53,192	300,321	(247,129)
MFS® Total Return Fund	242,256	1,464,483	(1,222,227)
MFS® Value Fund	168,210	586,361	(418,151)
MFS® Total Return Bond Series	616,382	1,066,167	(449,785)
MFS® Research Fund	34,044	46,297	(12,253)
MFS® High Yield Portfolio	360,161	604,123	(243,962)
BlackRock Global Allocation V.I. Fund	828	268	560
BlackRock Global Opportunities V.I. Fund	—	676	(676)
BlackRock Large Cap Focus Growth V.I. Fund+	—	8,400	(8,400)
BlackRock Equity Dividend V.I. Fund	1,918	8,000	(6,082)
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	—	62	(62)
Morgan Stanley VIF Growth Portfolio+	373	3,646	(3,273)
Morgan Stanley VIF Mid Cap Growth Portfolio+	7,538	22,849	(15,311)
Invesco V.I. American Value Fund	17,659	13,714	3,945
Morgan Stanley Mid Cap Growth Portfolio+	—	9,787	(9,787)
BlackRock Capital Appreciation V.I. Fund	603	10,605	(10,002)
Columbia Variable Portfolio - Asset Allocation Fund	37,254	167,841	(130,587)
Columbia Variable Portfolio - Dividend Opportunity Fund	17,474	95,674	(78,200)
Columbia Variable Portfolio - Income Opportunities Fund	23,209	88,658	(65,449)
Columbia Variable Portfolio - Mid Cap Growth Fund	8,977	71,935	(62,958)
Oppenheimer Capital Appreciation Fund/VA	680	11,952	(11,272)
Oppenheimer Global Fund/VA	16,339	48,188	(31,849)
Oppenheimer Main Street Fund®/VA+	25,194	44,419	(19,225)
Oppenheimer Main Street Small Cap Fund/VA	7,582	51,334	(43,752)
Oppenheimer Equity Income Fund/VA+	—	20,584	(20,584)
Putnam VT Diversified Income Fund	47,394	156,311	(108,917)
Putnam VT Global Asset Allocation Fund	8,980	19,169	(10,189)
Putnam VT Growth Opportunities Fund	8,304	51,161	(42,857)
Putnam VT International Value Fund	46	10,622	(10,576)
Putnam VT International Equity Fund	3,557	7,477	(3,920)
Putnam VT Small Cap Value Fund	7,682	8,846	(1,164)
JPMorgan Insurance Trust Core Bond Portfolio	160,220	416,257	(256,037)
JPMorgan Insurance Trust U.S. Equity Portfolio	5,394	45,909	(40,515)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio+	2,136	228,052	(225,916)
JPMorgan Insurance Trust Mid Cap Value Portfolio	12,762	40,606	(27,844)
Putnam VT Equity Income Fund	—	170	(170)
PIMCO All Asset Fund	4	365	(361)
PIMCO StocksPLUS Global Portfolio	19	9,594	(9,575)
PIMCO Global Multi-Asset Managed Allocation Portfolio	4,211	1,382	2,829
Jennison 20/20 Focus Fund	—	4,016	(4,016)
Jennison Fund	2	1,965	(1,963)
Prudential Value Portfolio	—	15,323	(15,323)
Prudential SP International Growth Portfolio	—	4,867	(4,867)
ClearBridge Variable Dividend Strategy Portfolio	28	38	(10)
Western Asset Variable Global High Yield Bond Portfolio	229	609	(380)
ClearBridge Variable Large Cap Value Portfolio	2,466	35,239	(32,773)
Invesco V.I. Growth and Income Fund	4,511	21,268	(16,757)
Invesco V.I. Comstock Fund	2,970	3,748	(778)
Invesco V.I. American Franchise Fund	118,960	215,231	(96,271)
Invesco V.I. Mid Cap Growth Fund	52,793	79,837	(27,044)
Wells Fargo VT Index Asset Allocation Fund	4	60	(56)
Wells Fargo VT International Equity Fund	37,644	153,752	(116,108)
Wells Fargo VT Small Cap Growth Fund	3,432	9,324	(5,892)
Wells Fargo VT Discovery Fund	—	2	(2)
Wells Fargo VT Opportunity Fund	4,363	82,256	(77,893)
HIMCO VIT Index Fund	11,601	50,802	(39,201)
HIMCO VIT Portfolio Diversifier Fund	518,105	646,364	(128,259)
HIMCO VIT American Funds Asset Allocation Fund+	67,291	770,741	(703,450)
HIMCO VIT American Funds Blue Chip Income and Growth Fund+	9,234	348,431	(339,197)
HIMCO VIT American Funds Bond Fund+	223,499	2,232,918	(2,009,419)
HIMCO VIT American Funds Global Bond Fund+	30,740	225,870	(195,130)
HIMCO VIT American Funds Global Growth and Income Fund+	2,720	613,508	(610,788)
HIMCO VIT American Funds Global Growth Fund+	29,042	202,723	(173,681)
HIMCO VIT American Funds Global Small Capitalization Fund+	19,332	604,025	(584,693)
HIMCO VIT American Funds Growth Fund+	76,528	2,875,143	(2,798,615)
HIMCO VIT American Funds Growth-Income Fund+	68,897	1,575,110	(1,506,213)
HIMCO VIT American Funds International Fund+	141,817	2,791,052	(2,649,235)
HIMCO VIT American Funds New World Fund+	24,573	410,797	(386,224)
MFS® Core Equity Portfolio	23,528	69,990	(46,462)
MFS® Massachusetts Investors Growth Stock Portfolio	41,460	124,783	(83,323)
MFS® Research International Portfolio	65,746	260,317	(194,571)
Columbia Variable Portfolio - Large Cap Growth Fund	12,710	76,171	(63,461)
Columbia Variable Portfolio - Select International Equity Fund	14,598	78,675	(64,077)
Variable Portfolio - Loomis Sayles Growth Fund	9,903	54,241	(44,338)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	11,178	43,120	(31,942)
American Century VP Growth Fund	518	633	(115)
AB VPS Balanced Wealth Strategy Portfolio	18,733	73,191	(54,458)
AB VPS International Value Portfolio	81,532	225,308	(143,776)
AB VPS Small/Mid Cap Value Portfolio	25,462	18,392	7,070
AB VPS Value Portfolio	281	2,580	(2,299)
AB VPS International Growth Portfolio	5,044	16,318	(11,274)
Invesco V.I. Value Opportunities Fund	537,632	1,980,434	(1,442,802)
Invesco V.I. Core Equity Fund	69,731	524,640	(454,909)
Invesco V.I. Government Securities Fund	8,234,025	17,383,772	(9,149,747)
Invesco V.I. High Yield Fund	4,051	123,822	(119,771)
Invesco V.I. International Growth Fund	866,935	2,913,415	(2,046,480)
Invesco V.I. Mid Cap Core Equity Fund	1,079,822	3,203,997	(2,124,175)
Invesco V.I. Small Cap Equity Fund	89,775	282,557	(192,782)
Invesco V.I. Balanced Risk Allocation Fund	22,387	60,417	(38,030)
Invesco V.I. Diversified Dividend Fund	—	32	(32)
Invesco V.I. Government Money Market Fund	5,403,685	4,989,624	414,061
American Century VP Mid Cap Value Fund	32	849	(817)
American Funds Global Bond Fund	254,006	575,034	(321,028)
American Funds Global Growth and Income Fund	94,346	588,983	(494,637)
American Funds Asset Allocation Fund	502,770	1,543,581	(1,040,811)
American Funds Blue Chip Income and Growth Fund	6,569,184	10,250,944	(3,681,760)
American Funds Bond Fund	549,568	1,884,186	(1,334,618)
American Funds Global Growth Fund	93,299	609,235	(515,936)
American Funds Growth Fund	538,477	3,965,579	(3,427,102)
American Funds Growth-Income Fund	498,022	3,335,295	(2,837,273)
American Funds International Fund	218,987	1,053,927	(834,940)
American Funds New World Fund	75,746	264,839	(189,093)
American Funds Global Small Capitalization Fund	64,147	353,905	(289,758)
Columbia Variable Portfolio - Small Company Growth Fund	138,150	395,007	(256,857)
Wells Fargo VT Omega Growth Fund	20,065	145,088	(125,023)
Fidelity® VIP Growth Portfolio	18,346	20,604	(2,258)
Fidelity® VIP Contrafund® Portfolio	55,426	304,003	(248,577)
Fidelity® VIP Mid Cap Portfolio	40,370	199,858	(159,488)
Fidelity® VIP Value Strategies Portfolio	1,209	9,976	(8,767)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	6,499	10,571	(4,072)
Fidelity® VIP Strategic Income Portfolio	171	2,316	(2,145)
Franklin Rising Dividends VIP Fund	438,370	1,433,762	(995,392)
Franklin Income VIP Fund	395,354	4,001,770	(3,606,416)
Franklin Large Cap Growth VIP Fund	138,606	462,814	(324,208)
Franklin Global Real Estate VIP Fund	4,737	4,561	176
Franklin Small-Mid Cap Growth VIP Fund	184,185	647,268	(463,083)
Franklin Small Cap Value VIP Fund	284,702	307,947	(23,245)
Franklin Strategic Income VIP Fund	258,391	1,421,427	(1,163,036)
Franklin Mutual Shares VIP Fund	236,754	2,307,102	(2,070,348)
Templeton Developing Markets VIP Fund	115,670	260,971	(145,301)
Templeton Foreign VIP Fund	389,985	1,144,689	(754,704)
Templeton Growth VIP Fund	273,270	1,674,254	(1,400,984)
Franklin Mutual Global Discovery VIP Fund	105,553	530,738	(425,185)
Franklin Flex Cap Growth VIP Fund	57,780	198,092	(140,312)
Templeton Global Bond VIP Fund	70,217	199,646	(129,429)
Hartford Balanced HLS Fund	119,556	969,525	(849,969)
Hartford Total Return Bond HLS Fund	814,455	3,971,144	(3,156,689)
Hartford Capital Appreciation HLS Fund	383,067	2,372,568	(1,989,501)
Hartford Dividend and Growth HLS Fund	415,924	1,882,383	(1,466,459)
Hartford Healthcare HLS Fund	65	9,137	(9,072)
Hartford Global Growth HLS Fund	19,275	39,213	(19,938)
Hartford Disciplined Equity HLS Fund	73,020	168,917	(95,897)
Hartford Growth Opportunities HLS Fund	72,310	425,229	(352,919)
Hartford High Yield HLS Fund	59,700	127,176	(67,476)
Hartford International Opportunities HLS Fund	85,463	308,482	(223,019)
Hartford Small/Mid Cap Equity HLS Fund	21,939	34,519	(12,580)
Hartford MidCap HLS Fund	256	35,717	(35,461)
Hartford MidCap Value HLS Fund	4,104	36,622	(32,518)
Hartford Ultrashort Bond HLS Fund	6,060,206	13,589,918	(7,529,712)
Hartford Small Company HLS Fund	68,267	138,550	(70,283)
Hartford SmallCap Growth HLS Fund	18,266	23,111	(4,845)
Hartford Stock HLS Fund	97,211	682,249	(585,038)
Hartford U.S. Government Securities HLS Fund	271,216	310,359	(39,143)
Hartford Value HLS Fund	3,725	17,812	(14,087)
Catalyst Dividend Capture VA Fund	20,514	223,543	(203,029)
Catalyst Insider Buying VA Fund	26,853	415,246	(388,393)
Lord Abbett Fundamental Equity Fund	8,030	26,285	(18,255)
Lord Abbett Calibrated Dividend Growth Fund	40,553	80,489	(39,936)
Lord Abbett Bond Debenture Fund	33,972	152,925	(118,953)
Lord Abbett Growth and Income Fund	7,117	31,520	(24,403)
MFS® Growth Fund	293,647	597,286	(303,639)
MFS® Global Equity Fund	38,300	66,283	(27,983)
MFS® Investors Trust Fund	91,042	647,712	(556,670)
MFS® Mid Cap Growth Fund	178,353	876,950	(698,597)
MFS® New Discovery Fund	91,194	346,070	(254,876)
MFS® Total Return Fund	329,678	1,650,744	(1,321,066)
MFS® Value Fund	187,545	701,884	(514,339)
MFS® Total Return Bond Series	793,594	1,549,993	(756,399)
MFS® Research Fund	20,285	51,097	(30,812)
MFS® High Yield Portfolio	437,304	882,882	(445,578)
BlackRock Global Allocation V.I. Fund	216	6,853	(6,637)
BlackRock Global Opportunities V.I. Fund	—	148	(148)
BlackRock Large Cap Growth V.I. Fund	2,955	4,871	(1,916)
BlackRock Equity Dividend V.I. Fund	3,398	13,326	(9,928)
UIF Core Plus Fixed Income Portfolio	—	68	(68)
UIF Growth Portfolio	944	1,267	(323)
UIF Mid Cap Growth Portfolio	7,471	22,659	(15,188)
Invesco V.I. American Value Fund	14,857	7,516	7,341
Morgan Stanley Mid Cap Growth Portfolio	1,665	740	925
BlackRock Capital Appreciation V.I. Fund	4,669	8,585	(3,916)
Columbia Variable Portfolio - Asset Allocation Fund	8,490	596,294	(587,804)
Columbia Variable Portfolio - Dividend Opportunity Fund	20,388	106,120	(85,732)
Columbia Variable Portfolio - Income Opportunities Fund	41,529	102,891	(61,362)
Columbia Variable Portfolio - Mid Cap Growth Fund	12,608	93,895	(81,287)
Oppenheimer Capital Appreciation Fund/VA	1,892	25,931	(24,039)
Oppenheimer Global Fund/VA	7,322	91,155	(83,833)
Oppenheimer Main Street Fund®/VA	38,203	7,607	30,596
Oppenheimer Main Street Small Cap Fund/VA	12,432	57,011	(44,579)
Oppenheimer Equity Income Fund/VA	195	2,185	(1,990)
Putnam VT Diversified Income Fund	55,683	245,967	(190,284)
Putnam VT Global Asset Allocation Fund	16,146	14,023	2,123
Putnam VT Growth Opportunities Fund	191,140	7,010	184,130
Putnam VT International Value Fund	91	8,247	(8,156)
Putnam VT International Equity Fund	4,081	20,454	(16,373)
Putnam VT Small Cap Value Fund	4,787	1,199	3,588
JPMorgan Insurance Trust Core Bond Portfolio	132,126	576,884	(444,758)
JPMorgan Insurance Trust U.S. Equity Portfolio	6,940	50,681	(43,741)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	5,594	49,051	(43,457)
JPMorgan Insurance Trust Mid Cap Value Portfolio	10,029	40,425	(30,396)
Putnam VT Equity Income Fund	82	3,240	(3,158)
PIMCO All Asset Fund	26	589	(563)
PIMCO StocksPLUS Global Portfolio	4,494	11,575	(7,081)
PIMCO Global Multi-Asset Managed Allocation Portfolio	4	293	(289)
Jennison 20/20 Focus Fund	1	3,386	(3,385)
Jennison Fund	114	2,051	(1,937)
Prudential Value Portfolio	—	2,049	(2,049)
Prudential SP International Growth Portfolio	—	316	(316)
ClearBridge Variable Dividend Strategy Portfolio	55	484	(429)
Western Asset Variable Global High Yield Bond Portfolio	282	6,557	(6,275)
ClearBridge Variable Large Cap Value Portfolio	2,900	48,798	(45,898)
Invesco V.I. Growth and Income Fund	6,162	11,149	(4,987)
Invesco V.I. Comstock Fund	26	2,072	(2,046)
Invesco V.I. American Franchise Fund	75,304	255,260	(179,956)
Invesco V.I. Mid Cap Growth Fund	39,802	94,693	(54,891)
Wells Fargo VT Index Asset Allocation Fund	59	102	(43)
Wells Fargo VT International Equity Fund	49,717	162,123	(112,406)
Wells Fargo VT Small Cap Growth Fund	6,365	20,630	(14,265)
Wells Fargo VT Discovery Fund	—	3	(3)
Wells Fargo VT Opportunity Fund	12,310	108,086	(95,776)
HIMCO VIT Index Fund	40,279	221,182	(180,903)
HIMCO VIT Portfolio Diversifier Fund	881,986	1,382,013	(500,027)
HIMCO VIT American Funds Asset Allocation Fund	94,100	199,981	(105,881)
HIMCO VIT American Funds Blue Chip Income and Growth Fund	60,500	95,153	(34,653)
HIMCO VIT American Funds Bond Fund	134,031	427,000	(292,969)
HIMCO VIT American Funds Global Bond Fund	49,652	65,721	(16,069)
HIMCO VIT American Funds Global Growth and Income Fund	16,999	135,551	(118,552)
HIMCO VIT American Funds Global Growth Fund	32,416	38,834	(6,418)
HIMCO VIT American Funds Global Small Capitalization Fund	45,689	139,682	(93,993)
HIMCO VIT American Funds Growth Fund	78,968	766,595	(687,627)
HIMCO VIT American Funds Growth-Income Fund	58,270	365,646	(307,376)
HIMCO VIT American Funds International Fund	220,505	703,496	(482,991)
HIMCO VIT American Funds New World Fund	46,578	124,590	(78,012)
MFS® Core Equity Portfolio	20,345	78,449	(58,104)
MFS® Massachusetts Investors Growth Stock Portfolio	84,775	143,674	(58,899)
MFS® Research International Portfolio	88,257	261,357	(173,100)
Columbia Variable Portfolio - Large Cap Growth Fund	685,074	44,254	640,820
Columbia Variable Portfolio - Select International Equity Fund	570,397	59,638	510,759
Variable Portfolio - Loomis Sayles Growth Fund	496,612	44,366	452,246
6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2017. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2017	90,449	$19.222298	to	$20.503245	$1,841,868	0.50%	to	1.45%	1.50%	to	1.52%	7.01%	to	8.03%
2016	102,221	$17.962488	to	$18.978389	$1,933,623	0.50%	to	1.45%	1.26%	to	1.58%	18.55%	to	19.68%
2015	134,163	$15.152060	to	$15.857703	$2,124,718	0.50%	to	1.45%	1.97%	to	1.99%	(5.41)%	to	(4.50)%
2014	145,663	$16.018012	to	$16.605429	$2,421,509	0.50%	to	1.45%	1.38%	to	1.45%	11.27%	to	12.33%
2013	164,839	$14.395666	to	$14.782510	$2,445,633	0.50%	to	1.45%	1.26%	to	1.49%	29.59%	to	30.83%
American Century VP Growth Fund
2017	4,847	$20.200979	to	$20.200979	$97,907	0.65%	to	0.65%	0.63%	to	0.63%	29.38%	to	29.38%
2016	5,234	$15.613557	to	$15.613557	$81,729	0.65%	to	0.65%	—%	to	—%	3.52%	to	3.52%
2015	5,349	$15.082330	to	$15.082330	$80,675	0.65%	to	0.65%	0.32%	to	0.32%	3.87%	to	3.87%
2014	5,698	$14.519721	to	$14.519721	$82,740	0.65%	to	0.65%	0.22%	to	0.22%	10.35%	to	10.35%
2013	6,404	$13.158033	to	$13.158033	$84,260	0.65%	to	0.65%	0.32%	to	0.32%	28.09%	to	28.09%
AB VPS Balanced Wealth Strategy Portfolio
2017	282,012	$18.929797	to	$21.039797	$4,424,886	0.50%	to	2.70%	1.82%	to	1.82%	12.54%	to	15.05%
2016	320,168	$16.819960	to	$18.288255	$4,357,815	0.50%	to	2.70%	1.81%	to	1.82%	1.66%	to	3.92%
2015	374,626	$16.545243	to	$17.598041	$4,904,242	0.50%	to	2.70%	1.08%	to	1.98%	(1.40)%	to	0.79%
2014	429,246	$16.781011	to	$17.460347	$5,609,903	0.50%	to	2.70%	1.94%	to	2.40%	4.26%	to	6.58%
2013	483,738	$16.095837	to	$16.383105	$5,959,909	0.50%	to	2.70%	2.24%	to	2.25%	13.18%	to	15.69%
AB VPS International Value Portfolio
2017	575,458	$15.643661	to	$16.752424	$4,943,871	0.50%	to	2.70%	2.02%	to	2.24%	21.76%	to	24.47%
2016	694,415	$12.847489	to	$13.458962	$4,843,999	0.50%	to	2.70%	1.09%	to	1.16%	(3.44)%	to	(1.29)%
2015	838,191	$13.305686	to	$13.635361	$5,971,620	0.50%	to	2.70%	1.80%	to	2.31%	(0.33)%	to	1.89%
2014	943,230	$7.256387	to	$13.349315	$6,632,784	0.85%	to	2.70%	3.18%	to	3.34%	(8.95)%	to	(7.25)%
2013	1,010,778	$7.823764	to	$14.661951	$7,711,067	0.85%	to	2.70%	5.69%	to	5.85%	19.46%	to	21.69%
AB VPS Small/Mid Cap Value Portfolio
2017	79,290	$33.180411	to	$34.562643	$1,891,389	0.50%	to	2.75%	0.24%	to	0.25%	9.79%	to	12.29%
2016	96,375	$30.221710	to	$30.780680	$2,065,868	0.50%	to	2.75%	0.36%	to	0.36%	21.41%	to	24.17%
2015	89,305	$24.789138	to	$24.892381	$1,563,766	0.50%	to	2.75%	0.52%	to	0.52%	(8.25)%	to	(6.16)%
2014	104,471	$26.417593	to	$27.131691	$1,958,260	0.50%	to	2.75%	0.46%	to	0.47%	5.99%	to	8.40%
2013	160,517	$24.369798	to	$25.663136	$2,785,675	0.50%	to	2.70%	0.41%	to	0.42%	33.97%	to	36.95%
AB VPS Value Portfolio
2017	16,000	$13.516541	to	$15.208808	$238,336	1.25%	to	2.45%	1.12%	to	1.14%	10.55%	to	11.89%
2016	18,074	$12.226389	to	$13.593127	$241,028	1.25%	to	2.45%	1.45%	to	1.45%	8.60%	to	9.91%
2015	20,373	$11.258625	to	$12.367875	$247,525	1.25%	to	2.45%	1.84%	to	1.91%	(9.42)%	to	(8.32)%
2014	31,224	$12.429218	to	$13.490786	$412,812	1.25%	to	2.45%	1.12%	to	1.56%	8.09%	to	9.40%
2013	30,135	$11.498544	to	$12.331802	$366,054	1.25%	to	2.45%	2.22%	to	2.24%	33.19%	to	34.80%
AB VPS International Growth Portfolio
2017	59,347	$10.109732	to	$17.450543	$611,154	1.25%	to	2.70%	0.87%	to	0.95%	31.05%	to	32.96%
2016	69,760	$7.603435	to	$13.315844	$541,877	1.25%	to	2.70%	—%	to	—%	(9.55)%	to	(8.22)%
2015	81,034	$8.284833	to	$14.721312	$685,378	1.25%	to	2.70%	0.06%	to	0.06%	(4.78)%	to	(3.39)%
2014	92,219	$8.575540	to	$15.460592	$805,146	1.25%	to	2.70%	—%	to	—%	(4.04)%	to	(2.64)%
2013	145,870	$8.808059	to	$16.111731	$1,288,825	1.25%	to	2.70%	0.60%	to	0.71%	10.30%	to	11.91%
Invesco V.I. Value Opportunities Fund
2017	8,398,891	$2.196079	to	$25.756336	$15,999,970	0.85%	to	2.80%	0.40%	to	0.40%	14.20%	to	16.44%
2016	9,847,169	$1.885957	to	$22.554491	$16,246,582	0.85%	to	2.80%	0.39%	to	0.41%	15.07%	to	17.33%
2015	11,289,971	$1.607345	to	$19.600856	$16,023,213	0.85%	to	2.80%	2.56%	to	2.70%	(12.88)%	to	(11.16)%
2014	13,353,650	$1.809334	to	$22.498793	$21,512,109	0.85%	to	2.80%	1.41%	to	1.47%	3.68%	to	5.72%
2013	17,709,099	$1.711493	to	$21.756431	$27,217,711	0.85%	to	2.75%	0.98%	to	1.49%	30.13%	to	32.62%
Invesco V.I. Core Equity Fund
2017	1,840,303	$20.884186	to	$23.263545	$30,798,707	0.50%	to	2.75%	0.80%	to	1.04%	10.11%	to	12.31%
2016	2,102,473	$18.967298	to	$21.026178	$31,902,428	0.30%	to	2.75%	—%	to	0.79%	7.27%	to	9.69%
2015	2,557,382	$17.681405	to	$19.168832	$35,916,480	0.30%	to	2.75%	—%	to	0.93%	(8.33)%	to	(6.28)%
2014	3,037,572	$19.287606	to	$20.230349	$45,804,800	0.50%	to	2.75%	0.67%	to	1.01%	5.21%	to	7.31%
2013	3,883,837	$18.331860	to	$18.852457	$54,978,053	0.50%	to	2.75%	1.25%	to	2.12%	25.75%	to	28.29%
Invesco V.I. Government Securities Fund
2017	65,970,861	$1.503200	to	$9.824279	$87,071,468	0.85%	to	2.80%	2.10%	to	2.12%	(0.86)%	to	1.09%
2016	72,236,130	$1.486940	to	$9.909381	$95,179,434	0.85%	to	2.80%	1.89%	to	1.95%	(1.57)%	to	0.37%
2015	81,385,877	$1.481433	to	$10.067115	$107,843,967	0.85%	to	2.80%	1.40%	to	2.28%	(2.43)%	to	(0.50)%
2014	103,274,459	$1.488940	to	$10.317394	$139,060,173	0.85%	to	2.80%	3.16%	to	3.23%	1.26%	to	3.26%
2013	126,681,678	$1.441994	to	$10.188828	$166,630,318	0.85%	to	2.80%	4.01%	to	5.85%	(5.31)%	to	(3.45)%
Invesco V.I. High Yield Fund
2017	127,229	$2.107655	to	$21.085280	$508,937	1.70%	to	2.75%	3.98%	to	4.07%	3.42%	to	4.51%
2016	165,289	$2.016745	to	$20.388679	$580,337	1.70%	to	2.75%	4.06%	to	4.20%	8.20%	to	9.34%
2015	285,060	$1.844510	to	$18.844144	$700,922	1.70%	to	2.75%	0.31%	to	5.36%	(5.79)%	to	(4.80)%
2014	359,934	$1.937487	to	$20.003014	$926,477	1.70%	to	2.75%	4.00%	to	4.63%	(1.03)%	to	0.01%
2013	496,894	$1.937261	to	$20.211788	$1,200,328	1.70%	to	2.75%	4.05%	to	5.05%	4.11%	to	5.20%
Invesco V.I. International Growth Fund
2017	9,693,455	$19.425716	to	$20.221611	$34,441,109	0.30%	to	2.80%	—%	to	1.44%	19.61%	to	22.36%
2016	11,461,762	$16.241116	to	$16.526576	$34,208,224	0.30%	to	2.80%	—%	to	1.42%	(3.20)%	to	(0.99)%
2015	13,508,242	$16.476877	to	$16.778451	$40,865,876	0.50%	to	2.80%	1.33%	to	1.49%	(5.04)%	to	(3.10)%
2014	16,785,585	$17.192346	to	$17.669116	$51,365,321	0.30%	to	2.80%	1.38%	to	1.56%	(2.44)%	to	(0.21)%
2013	20,743,931	$17.228480	to	$18.110799	$62,425,737	0.30%	to	2.80%	—%	to	1.24%	15.73%	to	18.36%
Invesco V.I. Mid Cap Core Equity Fund
2017	11,917,687	$20.685989	to	$22.473592	$32,149,013	0.65%	to	2.80%	0.32%	to	0.53%	11.75%	to	13.91%
2016	13,755,618	$18.511422	to	$20.254163	$32,861,252	0.30%	to	2.80%	—%	to	0.08%	10.30%	to	12.82%
2015	15,879,793	$16.782407	to	$17.952080	$34,142,445	0.30%	to	2.80%	—%	to	0.35%	(6.68)%	to	(4.57)%
2014	19,409,413	$17.983581	to	$18.605354	$44,250,479	0.50%	to	2.80%	—%	to	0.04%	1.55%	to	3.65%
2013	24,198,821	$17.754014	to	$17.950074	$53,794,965	0.50%	to	2.75%	0.51%	to	0.72%	25.32%	to	27.82%
Invesco V.I. Small Cap Equity Fund
2017	933,454	$24.335556	to	$27.508052	$22,532,980	0.30%	to	2.80%	—%	to	—%	10.91%	to	13.39%
2016	1,082,645	$21.942004	to	$24.260672	$23,354,664	0.30%	to	2.80%	—%	to	—%	8.97%	to	11.50%
2015	1,275,427	$20.135646	to	$21.757791	$25,063,705	0.30%	to	2.80%	—%	to	—%	(8.13)%	to	(6.02)%
2014	1,560,844	$21.917230	to	$22.898847	$33,214,501	0.50%	to	2.80%	—%	to	—%	(0.47)%	to	1.58%
2013	1,874,297	$22.019679	to	$22.543528	$39,908,287	0.50%	to	2.80%	—%	to	0.01%	33.68%	to	36.40%
Invesco V.I. Balanced Risk Allocation Fund
2017	109,910	$13.062314	to	$14.861220	$1,531,700	0.50%	to	2.40%	3.88%	to	4.13%	7.23%	to	9.28%
2016	144,195	$12.181854	to	$13.598736	$1,847,282	0.50%	to	2.40%	0.15%	to	0.18%	8.87%	to	10.96%
2015	182,225	$11.189212	to	$12.255624	$2,128,861	0.50%	to	2.40%	3.89%	to	3.93%	(6.67)%	to	(4.88)%
2014	243,094	$11.853050	to	$12.883948	$3,014,688	0.50%	to	2.70%	—%	to	—%	2.89%	to	5.18%
2013	369,128	$11.519666	to	$12.249085	$4,386,691	0.50%	to	2.70%	1.37%	to	1.50%	(1.28)%	to	0.91%
Invesco V.I. Diversified Dividend Fund
2017	394	$19.204376	to	$19.204376	$7,564	1.70%	to	1.70%	1.50%	to	1.50%	6.52%	to	6.52%
2016	424	$18.028771	to	$18.028771	$7,639	1.70%	to	1.70%	1.15%	to	1.15%	12.61%	to	12.61%
2015	456	$16.010378	to	$16.010378	$7,294	1.70%	to	1.70%	1.51%	to	1.51%	0.10%	to	0.10%
2014	487	$15.994424	to	$15.994424	$7,792	1.70%	to	1.70%	1.51%	to	1.51%	10.64%	to	10.64%
2013	520	$14.456478	to	$14.456478	$7,517	1.70%	to	1.70%	2.11%	to	2.11%	28.56%	to	28.56%
Invesco V.I. Government Money Market Fund
2017	5,269,921	$8.876326	to	$9.901669	$49,089,284	0.30%	to	2.75%	0.30%	to	0.64%	(2.16)%	to	0.01%
2016	5,971,300	$9.072730	to	$9.900264	$56,196,085	0.30%	to	2.75%	0.02%	to	0.09%	(2.62)%	to	(0.27)%
2015	5,557,239	$9.328886	to	$9.875737	$53,237,584	0.50%	to	2.70%	0.01%	to	0.01%	(2.65)%	to	(0.49)%
2014	6,011,140	$9.575557	to	$9.924169	$58,575,866	0.50%	to	2.75%	0.01%	to	0.01%	(2.70)%	to	(0.49)%
2013	2,143,849	$9.844166	to	$9.963797	$21,229,172	0.65%	to	2.70%	—%	to	—%	(1.56)%	to	(0.36)%
American Century VP Mid Cap Value Fund
2017	6,844	$20.941448	to	$22.362747	$151,362	0.50%	to	1.45%	1.40%	to	1.40%	9.86%	to	10.91%
2016	7,027	$19.061376	to	$20.162741	$140,836	0.50%	to	1.45%	1.55%	to	1.57%	20.95%	to	22.11%
2015	7,844	$15.759549	to	$16.512615	$128,925	0.50%	to	1.45%	1.50%	to	1.51%	(3.00)%	to	(2.07)%
2014	7,251	$16.246439	to	$16.861730	$121,938	0.50%	to	1.45%	1.04%	to	1.04%	14.57%	to	15.66%
2013	5,120	$14.180887	to	$14.578868	$74,713	0.50%	to	1.45%	0.92%	to	1.06%	28.03%	to	29.25%
American Funds Global Bond Fund
2017	2,099,339	$9.998043	to	$11.113629	$25,833,116	0.50%	to	2.75%	0.36%	to	0.42%	(0.02)%	to	3.96%
2016	2,046,112	$10.690698	to	$13.232531	$24,561,109	0.85%	to	2.75%	0.55%	to	0.56%	(0.07)%	to	1.85%
2015	2,367,140	$10.698377	to	$12.992812	$28,150,075	0.85%	to	2.75%	0.06%	to	0.06%	(6.67)%	to	(4.88)%
2014	3,130,737	$11.462756	to	$13.659029	$39,592,692	0.85%	to	2.75%	0.97%	to	1.39%	(1.36)%	to	0.53%
2013	3,877,209	$11.620917	to	$13.586871	$49,307,481	0.85%	to	2.75%	—%	to	—%	(5.22)%	to	(3.40)%
American Funds Global Growth and Income Fund
2017	3,146,861	$10.670657	to	$24.762218	$51,339,431	0.50%	to	2.80%	1.83%	to	2.10%	6.71%	to	22.59%
2016	2,780,558	$15.982931	to	$20.199758	$40,552,639	0.85%	to	2.80%	1.79%	to	1.85%	4.38%	to	6.44%
2015	3,275,195	$15.016349	to	$19.351769	$45,245,756	0.85%	to	2.80%	1.74%	to	1.93%	(4.07)%	to	(2.18)%
2014	4,010,516	$15.350420	to	$20.172002	$57,173,603	0.85%	to	2.80%	3.12%	to	3.55%	2.72%	to	4.75%
2013	5,126,259	$14.654969	to	$19.637414	$70,429,149	0.85%	to	2.80%	2.92%	to	3.31%	19.15%	to	21.50%
American Funds Asset Allocation Fund
2017	7,490,631	$10.469884	to	$22.139871	$159,190,876	0.50%	to	2.75%	1.06%	to	1.67%	4.70%	to	13.08%
2016	7,474,934	$19.579122	to	$24.149417	$148,582,358	0.85%	to	2.75%	1.52%	to	1.60%	6.44%	to	8.48%
2015	8,515,745	$18.394082	to	$22.260837	$157,779,281	0.85%	to	2.75%	1.30%	to	1.75%	(1.35)%	to	0.54%
2014	10,326,749	$18.646081	to	$22.141052	$192,713,621	0.85%	to	2.75%	1.46%	to	1.92%	2.54%	to	4.50%
2013	12,666,696	$18.184798	to	$21.186874	$228,180,458	0.85%	to	2.75%	1.51%	to	1.57%	20.34%	to	22.64%
American Funds Blue Chip Income and Growth Fund
2017	39,821,581	$10.915463	to	$27.019907	$89,031,387	0.50%	to	2.80%	0.33%	to	1.53%	9.15%	to	13.81%
2016	45,421,296	$2.104686	to	$23.741193	$84,142,065	0.85%	to	2.80%	1.93%	to	1.99%	15.42%	to	17.70%
2015	49,103,056	$1.788240	to	$20.568725	$78,142,230	0.85%	to	2.80%	1.53%	to	1.79%	(5.61)%	to	(3.75)%
2014	60,912,481	$1.857941	to	$21.857895	$101,517,836	0.85%	to	2.75%	2.78%	to	2.96%	12.23%	to	14.38%
2013	69,658,343	$1.624298	to	$19.475651	$102,679,347	0.85%	to	2.75%	1.68%	to	2.47%	29.39%	to	31.88%
American Funds Bond Fund
2017	9,499,220	$10.029764	to	$11.935949	$136,569,462	0.50%	to	2.75%	1.43%	to	1.87%	0.30%	to	0.85%
2016	8,048,993	$11.835007	to	$17.669273	$123,541,317	0.85%	to	2.75%	1.66%	to	1.69%	0.15%	to	2.07%
2015	9,383,611	$11.817054	to	$17.310440	$142,174,433	0.85%	to	2.75%	1.59%	to	1.88%	(2.45)%	to	(0.57)%
2014	11,634,548	$12.113335	to	$17.410454	$178,617,269	0.85%	to	2.75%	1.80%	to	2.03%	2.42%	to	4.39%
2013	14,571,483	$11.826830	to	$16.678760	$216,722,358	0.85%	to	2.75%	1.46%	to	1.94%	(4.81)%	to	(2.99)%
American Funds Global Growth Fund
2017	2,135,003	$10.690165	to	$27.374033	$52,725,970	0.50%	to	2.80%	0.48%	to	0.63%	6.90%	to	27.84%
2016	2,112,043	$21.412322	to	$26.031439	$43,944,517	0.85%	to	2.80%	0.89%	to	0.90%	(2.16)%	to	(0.23)%
2015	2,627,979	$21.884394	to	$26.091635	$55,461,338	0.85%	to	2.80%	0.78%	to	0.91%	3.98%	to	6.03%
2014	2,924,223	$21.110174	to	$24.607358	$58,852,611	0.85%	to	2.75%	1.01%	to	1.08%	(0.46)%	to	1.45%
2013	3,614,598	$21.208236	to	$24.256306	$72,622,692	0.85%	to	2.75%	1.21%	to	1.24%	25.68%	to	28.08%
American Funds Growth Fund
2017	20,385,830	$10.726522	to	$31.745880	$447,865,308	0.30%	to	2.80%	0.24%	to	0.53%	7.27%	to	24.75%
2016	19,010,681	$25.447295	to	$26.911796	$375,951,324	0.85%	to	2.80%	0.77%	to	0.77%	6.47%	to	8.56%
2015	22,437,783	$23.902017	to	$24.789585	$412,477,546	0.85%	to	2.80%	0.58%	to	0.62%	3.91%	to	5.95%
2014	27,579,415	$23.003194	to	$23.396621	$483,527,481	0.85%	to	2.80%	0.77%	to	0.80%	5.51%	to	7.59%
2013	34,857,073	$21.745969	to	$21.801334	$573,773,764	0.85%	to	2.80%	0.93%	to	1.31%	26.51%	to	29.00%
American Funds Growth-Income Fund
2017	15,778,593	$10.823191	to	$27.525937	$372,003,192	0.50%	to	2.80%	1.02%	to	1.40%	8.23%	to	19.00%
2016	15,641,611	$23.130093	to	$26.765509	$337,129,140	0.85%	to	2.80%	1.47%	to	1.47%	8.44%	to	10.58%
2015	18,478,884	$21.329406	to	$24.205306	$363,762,709	0.85%	to	2.80%	1.29%	to	1.34%	(1.35)%	to	0.60%
2014	22,806,694	$21.620632	to	$24.061873	$451,289,950	0.85%	to	2.80%	1.21%	to	1.29%	7.58%	to	9.70%
2013	29,071,667	$20.097293	to	$21.934620	$530,508,380	0.85%	to	2.80%	1.31%	to	1.99%	29.82%	to	32.37%
American Funds International Fund
2017	6,885,084	$10.720462	to	$20.217781	$110,844,370	0.30%	to	2.75%	0.92%	to	1.38%	7.20%	to	28.56%
2016	5,036,124	$15.725893	to	$18.277357	$75,344,612	0.85%	to	2.75%	1.37%	to	1.40%	0.72%	to	2.66%
2015	5,871,064	$15.612853	to	$17.804513	$86,358,475	0.85%	to	2.75%	1.41%	to	1.51%	(7.12)%	to	(5.33)%
2014	7,146,466	$16.809166	to	$18.807754	$112,288,213	0.85%	to	2.75%	0.96%	to	1.40%	(5.29)%	to	(3.48)%
2013	8,831,097	$17.748858	to	$19.485261	$145,297,514	0.85%	to	2.75%	1.41%	to	1.58%	18.34%	to	20.61%
American Funds New World Fund
2017	1,413,979	$10.879165	to	$19.823120	$36,479,742	0.30%	to	2.75%	0.61%	to	0.95%	8.79%	to	25.94%
2016	1,145,166	$15.740655	to	$30.807302	$28,455,125	0.85%	to	2.75%	0.75%	to	0.76%	2.40%	to	4.37%
2015	1,334,259	$15.371349	to	$29.518402	$32,198,956	0.85%	to	2.75%	0.54%	to	0.56%	(5.77)%	to	(3.96)%
2014	1,699,674	$16.313049	to	$30.736786	$43,223,699	0.85%	to	2.75%	0.88%	to	0.89%	(10.37)%	to	(8.65)%
2013	2,085,846	$18.200673	to	$33.647551	$58,781,086	0.85%	to	2.75%	1.22%	to	1.52%	8.36%	to	10.44%
American Funds Global Small Capitalization Fund
2017	1,850,115	$10.901655	to	$26.205876	$39,665,965	0.30%	to	2.80%	0.03%	to	0.43%	9.02%	to	22.42%
2016	1,446,887	$21.406541	to	$26.421449	$31,146,908	0.85%	to	2.80%	0.24%	to	0.24%	(0.72)%	to	1.23%
2015	1,736,645	$21.561959	to	$26.099351	$37,224,562	0.85%	to	2.80%	—%	to	—%	(2.50)%	to	(0.58)%
2014	2,095,226	$22.183189	to	$26.252305	$45,635,913	0.85%	to	2.75%	0.11%	to	0.11%	(0.65)%	to	1.26%
2013	2,693,415	$22.327880	to	$25.926040	$58,725,046	0.85%	to	2.75%	0.83%	to	0.90%	24.80%	to	27.19%
Columbia Variable Portfolio - Small Company Growth Fund
2017	1,550,710	$2.339489	to	$28.300855	$4,816,533	1.70%	to	2.80%	—%	to	—%	25.68%	to	27.07%
2016	1,854,763	$1.841082	to	$22.517686	$4,334,457	1.70%	to	2.80%	—%	to	—%	9.63%	to	10.84%
2015	2,111,620	$1.660979	to	$20.539478	$4,404,444	1.70%	to	2.80%	—%	to	—%	0.96%	to	2.07%
2014	2,612,599	$1.627215	to	$20.344567	$5,125,430	1.70%	to	2.80%	—%	to	—%	(7.27)%	to	(6.25)%
2013	3,000,847	$1.735616	to	$21.939930	$6,289,041	1.70%	to	2.80%	0.11%	to	0.11%	36.60%	to	38.11%
Wells Fargo VT Omega Growth Fund
2017	280,899	$28.695211	to	$32.997419	$592,593	1.25%	to	2.75%	0.23%	to	0.24%	31.29%	to	33.28%
2016	410,201	$21.530599	to	$25.132315	$658,776	1.25%	to	2.75%	—%	to	—%	(1.97)%	to	(0.49)%
2015	535,224	$21.635741	to	$25.636925	$866,603	1.25%	to	2.75%	—%	to	—%	(1.14)%	to	0.36%
2014	571,930	$21.558414	to	$25.931447	$933,625	1.25%	to	2.75%	—%	to	—%	1.26%	to	2.79%
2013	774,332	$1.193034	to	$20.972250	$1,224,790	1.25%	to	2.50%	0.19%	to	0.40%	36.76%	to	38.48%
Fidelity® VIP Growth Portfolio
2017	86,555	$20.773564	to	$31.328356	$1,814,724	1.25%	to	2.70%	—%	to	0.08%	31.23%	to	33.14%
2016	110,327	$15.602567	to	$23.873316	$1,750,447	1.25%	to	2.70%	—%	to	—%	(2.13)%	to	(0.70)%
2015	112,585	$15.712413	to	$24.392581	$1,819,855	1.25%	to	2.70%	0.03%	to	0.03%	4.06%	to	5.58%
2014	142,057	$14.882518	to	$23.874181	$2,099,970	1.25%	to	2.40%	—%	to	—%	8.38%	to	9.63%
2013	76,817	$13.574728	to	$22.028133	$1,151,416	1.25%	to	2.40%	0.05%	to	0.12%	32.78%	to	34.31%
Fidelity® VIP Contrafund® Portfolio
2017	725,286	$27.420725	to	$30.342536	$14,891,376	0.50%	to	2.75%	0.76%	to	0.78%	18.29%	to	20.98%
2016	900,107	$23.180801	to	$25.080544	$15,545,759	0.50%	to	2.75%	0.56%	to	0.63%	4.81%	to	7.19%
2015	1,148,684	$22.117416	to	$23.397616	$18,538,795	0.50%	to	2.75%	0.80%	to	0.82%	(2.31)%	to	(0.09)%
2014	1,393,601	$22.640127	to	$23.417586	$22,723,243	0.50%	to	2.75%	0.73%	to	0.84%	8.63%	to	11.10%
2013	1,636,395	$20.895412	to	$21.078399	$24,630,367	0.50%	to	2.70%	0.85%	to	0.86%	27.47%	to	30.30%
Fidelity® VIP Mid Cap Portfolio
2017	619,332	$28.875414	to	$29.398935	$12,575,578	0.50%	to	2.70%	0.48%	to	0.49%	17.33%	to	19.94%
2016	778,627	$24.512368	to	$24.611032	$13,298,984	0.50%	to	2.70%	0.32%	to	0.32%	8.94%	to	11.36%
2015	938,115	$22.010852	to	$22.591009	$14,496,070	0.50%	to	2.70%	0.24%	to	0.26%	(4.25)%	to	(2.12)%
2014	1,096,983	$22.487394	to	$23.593679	$17,404,971	0.50%	to	2.70%	0.02%	to	0.02%	3.21%	to	5.50%
2013	1,201,597	$21.314452	to	$22.860601	$18,323,229	0.50%	to	2.70%	0.20%	to	0.32%	32.25%	to	35.19%
Fidelity® VIP Value Strategies Portfolio
2017	31,607	$19.164009	to	$33.606969	$656,856	1.25%	to	2.75%	1.24%	to	1.30%	15.86%	to	17.61%
2016	32,475	$16.295090	to	$29.007446	$581,883	1.25%	to	2.75%	0.82%	to	0.93%	6.31%	to	7.91%
2015	41,242	$15.099990	to	$27.286308	$657,526	1.25%	to	2.75%	0.86%	to	0.88%	(5.82)%	to	(4.39)%
2014	48,293	$15.793821	to	$28.971599	$807,560	1.25%	to	2.75%	0.70%	to	0.80%	3.62%	to	5.19%
2013	94,871	$15.014580	to	$28.029835	$1,454,040	1.25%	to	2.70%	0.68%	to	0.70%	26.72%	to	28.57%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2017	12,674	$21.356064	to	$31.730615	$274,613	1.25%	to	2.40%	0.44%	to	0.47%	20.57%	to	21.97%
2016	17,768	$17.509591	to	$26.316250	$337,303	1.25%	to	2.40%	0.81%	to	1.08%	0.22%	to	1.38%
2015	21,840	$17.270582	to	$26.257268	$388,822	1.25%	to	2.40%	0.51%	to	0.99%	(1.37)%	to	(0.23)%
2014	33,313	$17.310494	to	$26.622433	$560,600	1.25%	to	2.40%	0.23%	to	0.24%	8.04%	to	9.28%
2013	60,536	$15.839793	to	$24.768200	$932,859	1.25%	to	2.30%	0.12%	to	0.13%	35.11%	to	36.54%
Fidelity® VIP Strategic Income Portfolio
2017	7,473	$15.814675	to	$16.017684	$118,687	0.50%	to	0.65%	2.95%	to	3.05%	6.85%	to	7.01%
2016	7,390	$11.555892	to	$14.968580	$109,810	0.50%	to	1.45%	—%	to	3.40%	6.46%	to	7.48%
2015	9,535	$10.854415	to	$13.927036	$126,048	0.50%	to	1.45%	2.57%	to	2.61%	(3.35)%	to	(2.42)%
2014	9,676	$11.230376	to	$14.273150	$131,512	0.50%	to	1.45%	2.85%	to	2.87%	1.89%	to	2.86%
2013	7,170	$13.783094	to	$13.876518	$99,079	0.50%	to	0.65%	3.75%	to	5.45%	(0.61)%	to	(0.46)%
Franklin Rising Dividends VIP Fund
2017	5,735,871	$25.807302	to	$30.570925	$164,155,125	0.50%	to	2.80%	1.48%	to	1.53%	17.23%	to	19.80%
2016	6,764,063	$22.014024	to	$25.517537	$163,348,929	0.50%	to	2.80%	1.35%	to	1.37%	12.84%	to	15.36%
2015	7,759,455	$19.509293	to	$22.120594	$164,590,602	0.50%	to	2.80%	1.42%	to	1.62%	(6.31)%	to	(4.23)%
2014	9,679,042	$20.822970	to	$23.097903	$217,207,566	0.50%	to	2.80%	1.29%	to	1.32%	5.72%	to	8.08%
2013	12,257,980	$19.696171	to	$21.371913	$258,059,095	0.50%	to	2.80%	1.35%	to	1.52%	26.11%	to	28.93%
Franklin Income VIP Fund
2017	15,375,955	$20.285231	to	$20.543598	$333,343,316	0.50%	to	2.80%	3.86%	to	4.09%	6.65%	to	9.00%
2016	18,020,246	$18.846757	to	$19.021188	$362,542,937	0.50%	to	2.80%	4.81%	to	4.99%	10.88%	to	13.30%
2015	21,626,662	$16.634234	to	$17.155407	$388,173,394	0.50%	to	2.80%	4.52%	to	4.62%	(9.62)%	to	(7.61)%
2014	26,930,252	$18.004152	to	$18.981745	$531,422,802	0.50%	to	2.80%	4.69%	to	4.86%	1.73%	to	4.00%
2013	33,417,486	$17.311532	to	$18.659483	$645,762,006	0.50%	to	2.80%	6.12%	to	6.19%	10.80%	to	13.29%
Franklin Large Cap Growth VIP Fund
2017	1,145,388	$22.282173	to	$24.293354	$23,627,681	1.35%	to	2.80%	0.62%	to	0.62%	24.57%	to	26.39%
2016	1,308,833	$17.629724	to	$19.501475	$21,434,368	1.35%	to	2.80%	—%	to	—%	(4.50)%	to	(3.11)%
2015	1,633,041	$18.195479	to	$20.421344	$27,760,346	1.35%	to	2.80%	—%	to	0.27%	2.71%	to	4.21%
2014	1,930,654	$17.460819	to	$19.943740	$31,676,912	1.35%	to	2.75%	1.01%	to	1.09%	9.41%	to	10.95%
2013	2,354,613	$15.737151	to	$18.228395	$35,049,205	1.35%	to	2.75%	1.08%	to	1.09%	25.15%	to	26.91%
Franklin Global Real Estate VIP Fund
2017	33,022	$19.596544	to	$25.300343	$811,965	1.40%	to	2.40%	3.02%	to	3.13%	7.85%	to	8.94%
2016	37,743	$18.169348	to	$23.224410	$855,299	1.40%	to	2.40%	1.22%	to	1.23%	(1.84)%	to	(0.86)%
2015	37,567	$18.510266	to	$23.424914	$857,471	1.40%	to	2.40%	3.07%	to	3.24%	(1.81)%	to	(0.83)%
2014	48,438	$18.852137	to	$23.620092	$1,114,608	1.40%	to	2.40%	0.44%	to	0.46%	12.28%	to	13.41%
2013	56,616	$16.789715	to	$20.826823	$1,153,745	1.40%	to	2.40%	4.38%	to	4.65%	(0.11)%	to	0.90%
Franklin Small-Mid Cap Growth VIP Fund
2017	2,552,501	$27.599807	to	$29.331498	$47,720,881	0.50%	to	2.80%	—%	to	—%	18.05%	to	20.70%
2016	2,904,627	$23.380067	to	$24.301278	$45,772,218	0.50%	to	2.80%	—%	to	—%	1.29%	to	3.52%
2015	3,367,710	$23.081525	to	$23.475745	$52,059,671	0.50%	to	2.80%	—%	to	—%	(5.35)%	to	(3.25)%
2014	4,136,936	$22.406751	to	$24.385128	$67,441,297	0.85%	to	2.80%	—%	to	—%	4.50%	to	6.56%
2013	5,125,090	$21.026849	to	$23.334129	$79,345,282	0.85%	to	2.80%	—%	to	—%	34.34%	to	36.99%
Franklin Small Cap Value VIP Fund
2017	644,831	$28.621801	to	$32.012289	$12,167,564	0.30%	to	2.75%	—%	to	0.52%	7.65%	to	10.23%
2016	853,643	$26.587670	to	$29.040831	$14,743,972	0.30%	to	2.75%	—%	to	0.78%	26.66%	to	29.73%
2015	876,888	$20.991766	to	$22.385491	$11,919,792	0.30%	to	2.75%	—%	to	0.69%	(9.90)%	to	(7.80)%
2014	1,107,452	$23.298291	to	$24.012610	$16,455,234	0.50%	to	2.75%	0.48%	to	0.66%	(2.16)%	to	(0.02)%
2013	1,390,083	$23.812141	to	$24.018165	$20,748,049	0.50%	to	2.75%	1.16%	to	1.32%	32.54%	to	35.44%
Franklin Strategic Income VIP Fund
2017	5,125,664	$15.357547	to	$15.538835	$100,756,200	0.50%	to	2.80%	2.70%	to	3.01%	1.85%	to	3.94%
2016	5,658,488	$14.949678	to	$15.079310	$108,493,198	0.50%	to	2.80%	3.24%	to	3.63%	5.26%	to	7.33%
2015	6,821,524	$13.929325	to	$14.325250	$122,914,593	0.50%	to	2.80%	6.30%	to	6.57%	(6.28)%	to	(4.45)%
2014	8,389,084	$14.578740	to	$15.285334	$161,317,982	0.50%	to	2.80%	5.79%	to	5.93%	(0.70)%	to	1.25%
2013	10,225,598	$14.399450	to	$15.392925	$198,652,045	0.50%	to	2.80%	5.42%	to	5.80%	0.66%	to	2.65%
Franklin Mutual Shares VIP Fund
2017	8,326,615	$20.882885	to	$24.016641	$189,034,255	0.30%	to	2.80%	—%	to	2.27%	5.36%	to	7.93%
2016	9,730,034	$19.821188	to	$22.252692	$207,416,296	0.30%	to	2.80%	—%	to	1.99%	12.85%	to	15.59%
2015	11,800,382	$17.563602	to	$19.250716	$219,877,316	0.30%	to	2.80%	—%	to	3.08%	(7.56)%	to	(5.33)%
2014	14,365,304	$19.000464	to	$20.112965	$287,959,094	0.50%	to	2.80%	1.82%	to	1.99%	4.16%	to	6.51%
2013	17,906,901	$18.240897	to	$18.883899	$343,836,287	0.50%	to	2.80%	2.02%	to	2.07%	24.72%	to	27.41%
Templeton Developing Markets VIP Fund
2017	819,480	$19.314424	to	$31.742262	$18,327,910	0.85%	to	2.75%	1.11%	to	1.22%	36.84%	to	39.46%
2016	920,120	$14.114481	to	$22.760523	$14,913,656	0.85%	to	2.75%	1.11%	to	1.14%	14.60%	to	16.80%
2015	1,065,421	$12.316326	to	$19.487393	$14,902,292	0.85%	to	2.75%	1.36%	to	2.40%	(21.61)%	to	(20.11)%
2014	1,327,897	$15.711905	to	$24.391339	$23,637,941	0.85%	to	2.75%	1.80%	to	1.97%	(10.58)%	to	(8.87)%
2013	1,694,600	$17.571473	to	$26.764414	$34,141,312	0.85%	to	2.75%	1.69%	to	1.92%	(3.43)%	to	(1.58)%
Templeton Foreign VIP Fund
2017	4,214,224	$16.758176	to	$17.761339	$63,148,606	0.30%	to	2.75%	—%	to	2.59%	13.53%	to	16.27%
2016	4,970,803	$14.761174	to	$15.275854	$64,936,858	0.30%	to	2.75%	—%	to	1.91%	4.27%	to	6.77%
2015	5,725,507	$14.122314	to	$14.156956	$71,098,235	0.50%	to	2.75%	3.06%	to	3.35%	(9.03)%	to	(7.11)%
2014	6,427,949	$15.372277	to	$15.562315	$87,143,294	0.30%	to	2.75%	—%	to	1.77%	(13.54)%	to	(11.49)%
2013	7,579,644	$17.367091	to	$18.000234	$118,072,167	0.30%	to	2.75%	—%	to	2.82%	19.64%	to	22.49%
Templeton Growth VIP Fund
2017	6,013,942	$20.307880	to	$22.065681	$109,641,328	0.50%	to	2.75%	1.44%	to	1.64%	15.29%	to	17.79%
2016	7,095,202	$17.614976	to	$18.733633	$110,930,197	0.50%	to	2.75%	1.92%	to	2.00%	6.65%	to	8.92%
2015	8,496,186	$16.517233	to	$17.199491	$123,367,075	0.50%	to	2.75%	2.41%	to	2.74%	(9.02)%	to	(7.01)%
2014	10,363,841	$18.155747	to	$18.496229	$164,202,557	0.50%	to	2.75%	1.21%	to	1.53%	(5.45)%	to	(3.37)%
2013	12,935,884	$19.140368	to	$19.202764	$215,920,588	0.50%	to	2.75%	1.94%	to	2.23%	27.27%	to	29.99%
Franklin Mutual Global Discovery VIP Fund
2017	2,026,252	$18.963990	to	$21.062852	$57,709,185	0.50%	to	2.80%	1.68%	to	1.79%	5.60%	to	7.96%
2016	2,299,590	$17.958351	to	$19.509669	$61,818,346	0.50%	to	2.80%	1.51%	to	1.71%	9.08%	to	11.46%
2015	2,724,775	$16.463719	to	$17.503562	$66,618,842	0.50%	to	2.80%	2.60%	to	2.79%	(6.31)%	to	(4.22)%
2014	3,360,539	$17.572790	to	$18.275181	$87,271,968	0.50%	to	2.80%	2.00%	to	2.13%	2.79%	to	5.07%
2013	4,135,635	$17.095911	to	$17.393302	$104,121,213	0.50%	to	2.80%	2.12%	to	2.19%	24.09%	to	26.89%
Franklin Flex Cap Growth VIP Fund
2017	558,501	$23.630633	to	$26.522361	$10,970,274	0.50%	to	2.75%	—%	to	—%	23.50%	to	26.15%
2016	638,501	$19.134239	to	$21.023945	$10,079,964	0.50%	to	2.75%	—%	to	—%	(5.52)%	to	(3.47)%
2015	778,813	$20.252735	to	$21.778839	$12,899,308	0.50%	to	2.75%	—%	to	—%	1.53%	to	3.80%
2014	893,234	$17.781146	to	$19.946646	$14,474,320	0.85%	to	2.75%	—%	to	—%	3.23%	to	5.21%
2013	1,109,141	$16.901039	to	$19.323070	$17,183,794	0.85%	to	2.75%	—%	to	—%	33.76%	to	36.32%

Templeton Global Bond VIP Fund
2017	853,837	$13.318597	to	$14.229796	$11,731,550	0.50%	to	2.70%	—%	to	—%	(0.95)%	to	1.25%
2016	972,798	$13.446298	to	$14.053626	$13,338,093	0.50%	to	2.70%	—%	to	—%	0.13%	to	2.36%
2015	1,102,227	$13.428944	to	$13.730112	$14,919,710	0.50%	to	2.70%	6.47%	to	8.02%	(6.94)%	to	(4.87)%
2014	1,209,784	$14.430215	to	$14.432629	$17,397,591	0.50%	to	2.70%	4.46%	to	4.96%	(1.02)%	to	1.19%
2013	1,311,053	$14.263388	to	$14.578287	$18,826,191	0.50%	to	2.70%	4.45%	to	4.95%	(1.17)%	to	1.03%
Hartford Balanced HLS Fund
2017	3,851,653	$18.283142	to	$21.526102	$13,086,763	0.85%	to	2.75%	0.80%	to	2.05%	12.17%	to	14.61%
2016	4,387,479	$15.952107	to	$19.190531	$12,814,954	0.85%	to	2.75%	2.22%	to	2.53%	2.92%	to	5.14%
2015	5,237,448	$15.172419	to	$18.645311	$14,355,475	0.85%	to	2.75%	1.59%	to	1.59%	(2.78)%	to	(0.67)%
2014	6,301,401	$15.274798	to	$19.177920	$16,694,431	0.85%	to	2.75%	1.50%	to	1.60%	6.54%	to	8.86%
2013	7,677,578	$14.031437	to	$18.001299	$18,155,718	0.85%	to	2.75%	1.40%	to	1.58%	17.61%	to	20.16%
Hartford Total Return Bond HLS Fund
2017	16,817,785	$12.634875	to	$14.533811	$105,310,772	0.50%	to	2.80%	2.72%	to	2.84%	1.91%	to	4.63%
2016	18,329,294	$12.398507	to	$13.890160	$111,466,608	0.50%	to	2.80%	2.24%	to	2.59%	1.34%	to	3.97%
2015	21,485,983	$12.234802	to	$13.359427	$125,304,643	0.50%	to	2.80%	3.05%	to	3.08%	(3.55)%	to	(1.08)%
2014	25,293,527	$12.685130	to	$13.505685	$145,425,752	0.50%	to	2.80%	2.95%	to	3.26%	2.76%	to	5.36%
2013	28,918,085	$12.343982	to	$12.818679	$154,892,749	0.50%	to	2.80%	3.65%	to	4.09%	(4.37)%	to	(1.86)%
Hartford Capital Appreciation HLS Fund
2017	10,221,718	$27.410023	to	$28.687355	$106,852,678	0.50%	to	2.80%	0.84%	to	1.07%	18.45%	to	21.53%
2016	12,087,633	$23.139746	to	$23.605269	$109,530,012	0.50%	to	2.80%	0.86%	to	1.13%	2.34%	to	5.00%
2015	14,077,134	$22.482246	to	$22.611663	$122,216,277	0.50%	to	2.80%	0.66%	to	0.90%	(2.00)%	to	0.51%
2014	17,021,067	$22.367476	to	$23.072403	$145,554,664	0.50%	to	2.80%	0.62%	to	0.91%	4.08%	to	6.77%
2013	20,021,826	$20.948870	to	$22.167748	$156,772,819	0.50%	to	2.80%	0.66%	to	0.91%	34.89%	to	38.39%
Hartford Dividend and Growth HLS Fund
2017	7,208,288	$25.558708	to	$30.360968	$78,574,776	0.50%	to	2.80%	1.35%	to	1.61%	14.85%	to	17.77%
2016	8,617,177	$22.253982	to	$25.780508	$84,569,750	0.50%	to	2.80%	1.71%	to	2.06%	11.42%	to	14.31%
2015	10,083,636	$19.973005	to	$22.552591	$87,476,243	0.50%	to	2.80%	1.54%	to	1.84%	(4.13)%	to	(1.65)%
2014	12,201,452	$20.897634	to	$22.930999	$104,686,058	0.50%	to	2.75%	1.60%	to	1.89%	9.63%	to	12.40%
2013	15,217,649	$19.062349	to	$20.401863	$110,603,880	0.50%	to	2.75%	1.74%	to	1.99%	28.01%	to	31.27%
Hartford Healthcare HLS Fund
2017	13,766	$5.500146	to	$5.842235	$80,423	1.40%	to	1.75%	—%	to	—%	19.85%	to	20.27%
2016	20,225	$4.589350	to	$4.857765	$97,536	1.40%	to	1.75%	3.33%	to	3.36%	(10.22)%	to	(9.91)%
2015	29,297	$5.111962	to	$5.392026	$157,225	1.40%	to	1.75%	—%	to	—%	11.02%	to	11.41%
2014	29,421	$4.604617	to	$4.839920	$141,771	1.40%	to	1.75%	0.04%	to	0.04%	24.80%	to	25.23%
2013	40,443	$3.689662	to	$3.864674	$155,832	1.40%	to	1.75%	0.24%	to	0.30%	48.87%	to	49.39%
Hartford Global Growth HLS Fund
2017	177,889	$14.299699	to	$30.730518	$998,925	0.50%	to	2.75%	0.27%	to	0.51%	28.78%	to	32.06%
2016	237,517	$11.104106	to	$23.269366	$903,875	0.50%	to	2.75%	0.13%	to	0.68%	(1.05)%	to	1.44%
2015	257,455	$11.221450	to	$22.938184	$1,034,183	0.50%	to	2.75%	0.29%	to	0.53%	4.84%	to	7.50%
2014	262,710	$10.703557	to	$11.985136	$880,101	1.25%	to	2.75%	0.25%	to	0.46%	5.46%	to	7.04%
2013	203,091	$11.364381	to	$20.976608	$691,385	1.25%	to	2.40%	0.60%	to	0.76%	33.07%	to	34.60%
Hartford Disciplined Equity HLS Fund

2017	600,755	$30.291087	to	$33.884927	$11,973,068	0.50%	to	2.70%	0.97%	to	1.54%	18.67%	to	21.31%
2016	684,441	$25.525292	to	$27.932790	$11,480,135	0.50%	to	2.70%	0.17%	to	0.97%	2.94%	to	5.23%
2015	780,338	$24.795574	to	$26.543868	$12,535,282	0.50%	to	2.70%	0.79%	to	4.27%	3.99%	to	6.30%
2014	966,060	$17.539302	to	$23.844431	$14,807,260	0.85%	to	2.70%	0.11%	to	0.73%	13.09%	to	15.20%
2013	1,101,018	$15.225344	to	$21.085043	$14,667,571	0.85%	to	2.70%	0.96%	to	1.00%	32.20%	to	34.67%
Hartford Growth Opportunities HLS Fund
2017	1,150,790	$32.576607	to	$36.470168	$23,977,401	0.50%	to	2.75%	—%	to	—%	26.91%	to	29.80%
2016	1,435,786	$25.668615	to	$28.097800	$23,340,974	0.50%	to	2.75%	0.43%	to	0.43%	(3.19)%	to	(0.99)%
2015	1,788,705	$26.514567	to	$28.377928	$29,530,340	0.50%	to	2.75%	0.13%	to	0.13%	8.71%	to	11.18%
2014	2,294,100	$24.391204	to	$25.524668	$34,568,919	0.50%	to	2.75%	0.17%	to	0.18%	11.05%	to	13.57%
2013	2,491,105	$22.020532	to	$22.473877	$33,470,814	0.50%	to	2.70%	0.01%	to	0.01%	32.13%	to	35.07%
Hartford High Yield HLS Fund
2017	392,657	$21.162614	to	$21.874855	$6,566,826	0.50%	to	2.70%	3.56%	to	6.53%	4.74%	to	7.07%
2016	455,559	$19.765540	to	$20.885096	$7,253,753	0.50%	to	2.70%	6.03%	to	6.05%	11.21%	to	13.68%
2015	523,035	$17.386940	to	$18.780286	$7,448,045	0.50%	to	2.70%	5.92%	to	6.62%	(6.85)%	to	(4.78)%
2014	570,252	$18.260110	to	$20.162328	$8,624,985	0.50%	to	2.70%	7.29%	to	7.77%	(0.15)%	to	2.07%
2013	635,510	$17.890402	to	$20.193484	$9,349,739	0.50%	to	2.70%	8.00%	to	8.20%	3.60%	to	5.90%
Hartford International Opportunities HLS Fund
2017	1,099,728	$19.466539	to	$21.188012	$7,377,364	0.50%	to	2.75%	1.16%	to	1.49%	21.61%	to	24.63%
2016	1,204,232	$12.016012	to	$16.007910	$6,723,023	0.30%	to	2.75%	—%	to	0.95%	(1.80)%	to	0.64%
2015	1,427,251	$16.300812	to	$16.874218	$7,595,342	0.50%	to	2.75%	1.16%	to	1.50%	(1.11)%	to	1.37%
2014	1,596,986	$11.780937	to	$16.483110	$8,200,250	0.30%	to	2.75%	—%	to	1.96%	(6.74)%	to	(4.43)%
2013	2,001,900	$12.326828	to	$17.674881	$9,647,494	0.30%	to	2.75%	1.94%	to	2.41%	17.99%	to	20.91%
Hartford Small/Mid Cap Equity HLS Fund
2017	60,900	$20.935673	to	$30.792776	$1,262,811	0.85%	to	2.75%	0.61%	to	1.03%	10.85%	to	13.46%
2016	89,432	$18.452482	to	$27.778644	$1,675,453	0.85%	to	2.75%	—%	to	1.43%	13.18%	to	15.50%
2015	102,012	$15.976238	to	$25.068396	$1,650,963	0.85%	to	2.70%	0.95%	to	1.24%	(7.27)%	to	(5.54)%
2014	122,007	$16.913383	to	$27.034635	$2,087,497	0.85%	to	2.70%	1.58%	to	1.59%	2.42%	to	4.33%
2013	154,328	$16.210977	to	$26.395817	$2,486,980	0.85%	to	2.70%	1.37%	to	1.56%	33.85%	to	36.35%
Hartford MidCap HLS Fund
2017	83,625	$9.696947	to	$9.696947	$810,909	1.40%	to	1.40%	—%	to	—%	22.44%	to	22.44%
2016	89,461	$7.919670	to	$7.919670	$708,498	1.40%	to	1.40%	0.03%	to	0.03%	10.14%	to	10.14%
2015	124,922	$7.190783	to	$7.190783	$898,288	1.40%	to	1.40%	0.08%	to	0.08%	(0.07)%	to	(0.07)%
2014	157,710	$7.035554	to	$7.195953	$1,131,916	1.40%	to	1.55%	—%	to	—%	9.38%	to	9.55%
2013	172,064	$6.431994	to	$6.568778	$1,127,729	1.40%	to	1.55%	0.02%	to	0.02%	37.31%	to	37.52%
Hartford MidCap Value HLS Fund
2017	26,009	$3.301867	to	$20.813961	$346,887	1.40%	to	2.75%	0.31%	to	0.31%	10.11%	to	11.61%
2016	33,243	$2.958388	to	$18.902209	$416,875	1.40%	to	2.75%	—%	to	0.31%	9.50%	to	10.99%
2015	65,761	$2.665391	to	$17.549879	$471,761	1.40%	to	2.45%	0.30%	to	0.33%	(3.83)%	to	(2.82)%
2014	85,552	$2.742662	to	$27.925632	$632,544	1.40%	to	2.50%	0.42%	to	0.46%	5.24%	to	6.41%
2013	125,236	$2.577505	to	$26.534299	$607,498	1.40%	to	2.50%	0.54%	to	1.00%	31.05%	to	32.50%
Hartford Ultrashort Bond HLS Fund
2017	45,072,107	$7.847083	to	$9.907999	$49,071,410	0.30%	to	2.80%	0.51%	to	0.55%	(1.98)%	to	0.50%
2016	52,018,282	$8.005703	to	$9.858641	$57,724,555	0.30%	to	2.80%	0.15%	to	0.16%	(2.13)%	to	0.34%
2015	59,547,994	$8.180333	to	$9.706359	$66,818,100	0.50%	to	2.80%	—%	to	0.32%	(2.85)%	to	(0.37)%
2014	76,823,463	$8.420257	to	$9.742603	$86,508,863	0.50%	to	2.80%	—%	to	—%	(2.86)%	to	(0.40)%

2013	106,805,182	$8.668057	to	$9.781671	$121,724,972	0.50%	to	2.80%	—%	to	—%	(2.86)%	to	(0.50)%
Hartford Small Company HLS Fund
2017	612,130	$26.067689	to	$29.886392	$2,768,606	0.50%	to	2.80%	—%	to	—%	22.57%	to	25.73%
2016	696,045	$21.267803	to	$23.769976	$2,725,976	0.50%	to	2.80%	—%	to	—%	(1.01)%	to	1.54%
2015	766,328	$21.483957	to	$23.410469	$3,177,827	0.50%	to	2.80%	—%	to	—%	(10.98)%	to	(8.67)%
2014	896,294	$24.207225	to	$25.632868	$4,037,360	0.50%	to	2.75%	—%	to	—%	3.95%	to	6.54%
2013	1,147,217	$23.286857	to	$24.059989	$4,973,222	0.50%	to	2.75%	—%	to	—%	40.07%	to	43.66%
Hartford SmallCap Growth HLS Fund
2017	75,199	$24.873776	to	$27.990034	$1,537,864	1.25%	to	2.45%	0.04%	to	0.04%	17.17%	to	18.58%
2016	69,179	$21.228904	to	$23.603716	$1,160,861	1.25%	to	2.45%	0.15%	to	0.15%	9.65%	to	10.98%
2015	74,024	$19.359825	to	$21.268837	$914,747	1.25%	to	2.45%	0.06%	to	0.07%	(2.95)%	to	(1.78)%
2014	94,084	$19.949186	to	$21.654810	$1,293,400	1.25%	to	2.45%	0.02%	to	0.07%	3.27%	to	4.52%
2013	118,401	$19.316921	to	$21.207706	$1,951,842	0.85%	to	2.45%	0.39%	to	0.60%	41.37%	to	43.65%
Hartford Stock HLS Fund
2017	2,969,751	$20.835266	to	$28.209319	$6,984,049	0.85%	to	2.75%	1.52%	to	1.86%	16.30%	to	18.83%
2016	3,387,031	$17.533233	to	$24.255468	$6,634,445	0.85%	to	2.75%	1.82%	to	1.90%	4.23%	to	6.51%
2015	3,972,069	$16.462260	to	$23.270296	$7,138,262	0.85%	to	2.75%	1.79%	to	1.83%	(0.30)%	to	1.87%
2014	4,897,250	$16.159456	to	$23.339295	$8,577,560	0.85%	to	2.75%	1.71%	to	1.92%	8.02%	to	10.36%
2013	5,851,086	$14.641880	to	$21.605585	$9,363,607	0.85%	to	2.75%	1.74%	to	2.02%	28.35%	to	31.13%
Hartford U.S. Government Securities HLS Fund
2017	563,800	$9.688990	to	$11.737333	$4,537,811	0.50%	to	2.70%	2.16%	to	2.86%	(1.38)%	to	0.81%
2016	591,593	$9.824638	to	$11.642669	$4,708,241	0.50%	to	2.70%	1.56%	to	1.91%	(1.16)%	to	1.03%
2015	630,736	$9.616246	to	$11.523427	$4,931,918	0.50%	to	2.45%	1.81%	to	1.82%	(0.90)%	to	1.06%
2014	677,875	$9.703192	to	$11.403055	$5,307,328	0.50%	to	2.45%	2.27%	to	2.78%	0.33%	to	2.30%
2013	754,440	$9.671617	to	$11.146482	$5,890,729	0.50%	to	2.45%	2.27%	to	2.28%	(4.06)%	to	(2.17)%
Hartford Value HLS Fund
2017	104,753	$17.234496	to	$28.535135	$1,264,114	0.50%	to	2.45%	1.75%	to	1.80%	12.65%	to	14.86%
2016	122,918	$15.299496	to	$24.842421	$1,382,086	0.50%	to	2.45%	1.77%	to	1.81%	10.94%	to	13.13%
2015	137,005	$13.790522	to	$21.959894	$1,410,659	0.50%	to	2.45%	1.58%	to	1.58%	(5.43)%	to	(3.56)%
2014	167,091	$21.064438	to	$22.771698	$1,928,639	0.50%	to	2.70%	—%	to	1.48%	8.40%	to	10.81%
2013	177,746	$13.418558	to	$20.550139	$1,855,273	0.50%	to	2.45%	1.69%	to	1.76%	28.75%	to	31.28%
Rational Dividend Capture VA Fund +
2017	654,916	$20.154101	to	$21.696327	$3,403,369	0.50%	to	2.75%	3.36%	to	3.38%	(4.26)%	to	(2.08)%
2016	716,440	$21.050591	to	$22.157222	$3,991,887	0.50%	to	2.75%	4.42%	to	4.73%	4.07%	to	6.43%
2015	919,469	$20.227894	to	$20.817629	$4,608,990	0.50%	to	2.75%	4.21%	to	4.30%	(5.69)%	to	(3.54)%
2014	1,488,705	$21.447710	to	$21.581635	$8,928,843	0.50%	to	2.75%	3.70%	to	5.21%	7.17%	to	9.61%
2013	2,068,011	$19.689337	to	$20.012231	$9,743,486	0.50%	to	2.75%	3.00%	to	3.60%	16.71%	to	19.36%
Rational Insider Buying VA Fund+
2017	1,186,020	$2.134848	to	$28.763884	$3,494,538	0.50%	to	2.50%	0.54%	to	0.56%	14.62%	to	16.93%
2016	1,453,799	$1.862571	to	$24.598765	$3,742,389	0.50%	to	2.50%	0.61%	to	0.64%	8.26%	to	10.45%
2015	1,842,192	$1.720408	to	$22.271358	$4,353,545	0.50%	to	2.50%	0.56%	to	0.57%	(9.46)%	to	(7.63)%
2014	2,898,810	$1.900179	to	$24.110995	$7,599,317	0.50%	to	2.50%	0.30%	to	0.35%	(4.48)%	to	(2.55)%
2013	2,405,150	$1.989341	to	$24.742397	$6,269,556	0.50%	to	2.50%	0.21%	to	0.33%	28.67%	to	31.26%
Lord Abbett Fundamental Equity Fund
2017	60,492	$19.639304	to	$24.038372	$1,385,575	0.50%	to	1.50%	—%	to	1.04%	10.90%	to	12.01%
2016	69,743	$17.709076	to	$21.460226	$1,432,057	0.50%	to	1.50%	1.14%	to	1.20%	14.02%	to	15.17%

2015	87,998	$15.531399	to	$18.634025	$1,564,491	0.50%	to	1.50%	1.08%	to	1.19%	(4.88)%	to	(3.93)%
2014	93,914	$16.328531	to	$19.395320	$1,740,888	0.50%	to	1.50%	0.46%	to	0.46%	5.55%	to	6.61%
2013	102,882	$15.470435	to	$18.193259	$1,788,586	0.50%	to	1.50%	0.03%	to	0.23%	33.74%	to	35.08%
Lord Abbett Calibrated Dividend Growth Fund
2017	145,762	$22.380222	to	$24.950037	$3,061,894	0.85%	to	2.70%	0.39%	to	0.43%	15.95%	to	18.12%
2016	183,230	$18.947640	to	$21.517417	$3,283,453	0.85%	to	2.70%	1.15%	to	2.46%	12.04%	to	14.13%
2015	223,166	$16.602197	to	$19.205816	$3,520,410	0.85%	to	2.70%	1.48%	to	1.69%	(4.74)%	to	(2.96)%
2014	305,569	$17.108718	to	$20.161583	$5,109,504	0.85%	to	2.70%	1.52%	to	1.57%	8.57%	to	10.60%
2013	361,384	$15.469389	to	$18.569944	$5,644,241	0.85%	to	2.70%	1.38%	to	1.52%	24.52%	to	26.84%
Lord Abbett Bond Debenture Fund
2017	549,121	$18.759450	to	$19.864893	$9,682,291	0.50%	to	2.70%	3.04%	to	4.10%	6.30%	to	8.67%
2016	567,672	$17.263252	to	$18.687005	$9,315,754	0.50%	to	2.70%	4.46%	to	6.07%	9.15%	to	11.57%
2015	686,625	$15.472419	to	$17.120902	$10,198,325	0.50%	to	2.70%	1.87%	to	4.61%	(4.15)%	to	(2.02)%
2014	805,425	$15.791694	to	$17.862911	$12,336,779	0.50%	to	2.70%	4.38%	to	4.78%	1.57%	to	3.83%
2013	908,072	$15.209739	to	$17.587280	$13,507,408	0.50%	to	2.70%	3.67%	to	5.13%	5.29%	to	7.63%
Lord Abbett Growth and Income Fund
2017	93,217	$23.110049	to	$23.485274	$1,576,087	0.50%	to	2.40%	1.37%	to	1.38%	10.69%	to	12.82%
2016	116,670	$20.817381	to	$20.877488	$1,754,696	0.50%	to	2.40%	1.41%	to	1.47%	14.34%	to	16.53%
2015	141,073	$13.235429	to	$18.259686	$1,843,008	1.25%	to	2.40%	0.37%	to	1.04%	(5.17)%	to	(4.07)%
2014	215,371	$12.711398	to	$13.796996	$3,120,851	1.25%	to	2.45%	0.15%	to	0.66%	5.05%	to	6.32%
2013	322,481	$12.100599	to	$12.977394	$4,816,754	1.25%	to	2.45%	0.57%	to	1.56%	32.61%	to	34.21%
MFS® Growth Fund
2017	1,533,512	$31.474515	to	$34.422833	$28,375,046	0.30%	to	2.80%	—%	to	0.10%	27.78%	to	30.69%
2016	1,900,666	$24.631996	to	$26.339016	$26,796,913	0.30%	to	2.80%	—%	to	0.04%	(0.39)%	to	1.87%
2015	2,204,305	$24.727335	to	$25.520887	$30,701,151	0.50%	to	2.80%	—%	to	0.21%	4.59%	to	6.77%
2014	2,279,203	$23.642338	to	$23.903523	$30,022,513	0.50%	to	2.80%	—%	to	0.11%	5.94%	to	8.14%
2013	2,873,997	$22.103748	to	$22.317418	$35,800,328	0.50%	to	2.80%	0.13%	to	0.23%	33.08%	to	35.81%
MFS® Global Equity Fund
2017	199,279	$25.325223	to	$33.295481	$5,247,444	0.85%	to	2.70%	0.81%	to	0.82%	20.77%	to	23.02%
2016	218,763	$20.970437	to	$27.065192	$4,771,582	0.85%	to	2.70%	0.94%	to	0.96%	4.49%	to	6.44%
2015	246,746	$20.069905	to	$25.428183	$5,128,324	0.85%	to	2.70%	1.01%	to	1.15%	(4.04)%	to	(2.25)%
2014	294,014	$20.914881	to	$26.012901	$6,312,544	0.85%	to	2.70%	0.69%	to	0.84%	1.11%	to	2.99%
2013	384,428	$18.124901	to	$25.256535	$8,069,294	0.85%	to	2.55%	—%	to	0.79%	24.60%	to	26.73%
MFS® Investors Trust Fund
2017	2,583,712	$20.349036	to	$25.683454	$49,741,630	1.15%	to	2.80%	0.54%	to	0.72%	19.94%	to	21.62%
2016	3,098,037	$16.584360	to	$21.413220	$49,243,607	1.25%	to	2.80%	0.53%	to	0.86%	5.59%	to	6.97%
2015	3,654,707	$15.503770	to	$20.279694	$54,485,307	1.25%	to	2.80%	0.69%	to	0.92%	(2.55)%	to	(1.29)%
2014	4,597,367	$15.706113	to	$20.810395	$69,771,301	1.25%	to	2.80%	0.76%	to	0.95%	7.94%	to	9.34%
2013	6,054,205	$14.365075	to	$19.279366	$84,388,804	1.25%	to	2.80%	0.96%	to	1.05%	28.41%	to	30.10%
MFS® Mid Cap Growth Fund
2017	1,343,451	$12.601001	to	$33.475229	$15,121,769	0.85%	to	2.75%	0.12%	to	0.12%	23.55%	to	25.92%
2016	1,572,628	$10.007009	to	$27.093650	$14,169,737	0.85%	to	2.75%	—%	to	—%	2.06%	to	4.02%
2015	2,271,225	$9.620047	to	$26.545633	$19,659,627	0.85%	to	2.75%	—%	to	—%	1.77%	to	3.73%
2014	2,268,798	$9.274418	to	$26.082856	$19,245,205	0.85%	to	2.75%	—%	to	—%	5.91%	to	7.94%
2013	2,697,012	$8.592141	to	$24.627585	$21,488,201	0.85%	to	2.75%	—%	to	—%	33.99%	to	36.56%
MFS® New Discovery Fund

2017	1,236,454	$17.934518	to	$36.811059	$31,095,608	0.65%	to	2.80%	—%	to	—%	23.16%	to	25.51%
2016	1,483,583	$14.288949	to	$29.888778	$30,037,343	0.65%	to	2.80%	—%	to	—%	6.04%	to	8.09%
2015	1,738,459	$13.219046	to	$28.186188	$32,932,634	0.65%	to	2.80%	—%	to	—%	(4.60)%	to	(2.78)%
2014	2,233,899	$13.596976	to	$29.543884	$44,234,490	0.65%	to	2.80%	—%	to	—%	(9.82)%	to	(8.09)%
2013	2,871,838	$14.794347	to	$32.844644	$61,957,861	0.65%	to	2.75%	—%	to	—%	37.68%	to	40.30%
MFS® Total Return Fund
2017	6,864,595	$18.615767	to	$20.856045	$146,002,086	0.50%	to	2.75%	2.18%	to	2.38%	9.25%	to	11.47%
2016	8,086,822	$17.039000	to	$18.710636	$155,634,755	0.50%	to	2.75%	2.68%	to	2.79%	6.14%	to	8.27%
2015	9,407,888	$16.053954	to	$17.281075	$168,891,338	0.50%	to	2.75%	2.39%	to	2.71%	(3.07)%	to	(1.08)%
2014	12,236,910	$16.563028	to	$17.468930	$223,847,629	0.50%	to	2.75%	1.72%	to	1.91%	5.56%	to	7.70%
2013	15,615,193	$15.691254	to	$16.220544	$268,989,737	0.50%	to	2.75%	1.64%	to	2.00%	15.82%	to	18.15%
MFS® Value Fund
2017	2,233,173	$25.602921	to	$29.158588	$61,806,760	0.30%	to	2.80%	—%	to	1.92%	14.40%	to	17.00%
2016	2,651,324	$22.379369	to	$24.922682	$63,152,998	0.30%	to	2.80%	—%	to	2.08%	10.94%	to	13.43%
2015	3,165,663	$20.172589	to	$21.687103	$66,887,253	0.50%	to	2.80%	2.11%	to	2.31%	(3.48)%	to	(1.43)%
2014	3,800,607	$20.899410	to	$22.001303	$82,955,423	0.50%	to	2.80%	1.30%	to	1.52%	7.46%	to	9.65%
2013	4,737,281	$19.448755	to	$20.064557	$96,244,644	0.50%	to	2.80%	0.98%	to	1.69%	32.14%	to	34.92%
MFS® Total Return Bond Series
2017	5,299,312	$12.998837	to	$14.211206	$74,483,025	0.50%	to	2.80%	2.95%	to	3.37%	1.57%	to	3.66%
2016	5,749,097	$12.797583	to	$13.708924	$78,599,528	0.50%	to	2.80%	3.22%	to	3.40%	1.36%	to	3.49%
2015	6,505,496	$12.626347	to	$13.246484	$86,674,926	0.50%	to	2.80%	3.22%	to	3.45%	(3.06)%	to	(1.08)%
2014	7,654,111	$13.024355	to	$13.390681	$104,151,511	0.50%	to	2.80%	2.61%	to	2.94%	2.92%	to	5.09%
2013	9,445,216	$12.654375	to	$12.741841	$123,654,533	0.50%	to	2.80%	1.11%	to	1.68%	(3.77)%	to	(1.78)%
MFS® Research Fund
2017	173,623	$26.796181	to	$27.804362	$4,116,069	0.85%	to	2.75%	1.35%	to	1.36%	20.02%	to	22.32%
2016	185,876	$21.905803	to	$23.165645	$3,649,101	0.85%	to	2.75%	0.76%	to	0.79%	5.79%	to	7.82%
2015	216,688	$20.317840	to	$21.898439	$3,977,640	0.85%	to	2.75%	0.52%	to	0.73%	(1.93)%	to	(0.05)%
2014	301,257	$20.327821	to	$22.329543	$5,573,469	0.85%	to	2.75%	—%	to	0.82%	7.21%	to	9.27%
2013	324,638	$16.078705	to	$18.603416	$5,542,668	0.85%	to	2.50%	0.32%	to	0.33%	29.02%	to	31.17%
MFS® High Yield Portfolio
2017	2,511,844	$11.142162	to	$12.166841	$29,269,488	0.85%	to	2.80%	6.10%	to	6.46%	3.74%	to	5.78%
2016	2,755,806	$10.740269	to	$11.501580	$30,652,921	0.85%	to	2.80%	6.73%	to	6.75%	10.68%	to	12.86%
2015	3,201,384	$9.703703	to	$10.190929	$31,860,609	0.85%	to	2.80%	7.11%	to	7.11%	(6.86)%	to	(5.03)%
2014	4,054,245	$10.418731	to	$10.730506	$42,882,934	0.85%	to	2.80%	4.75%	to	5.44%	(0.03)%	to	1.94%
2013	5,186,327	$10.422041	to	$10.526650	$54,331,348	0.85%	to	2.80%	2.42%	to	2.42%	4.22%	to	5.27%
BlackRock Global Allocation V.I. Fund
2017	17,028	$13.767961	to	$13.826114	$233,834	0.50%	to	0.75%	1.27%	to	1.29%	12.86%	to	13.14%
2016	16,468	$11.552461	to	$12.220278	$200,285	0.50%	to	1.45%	—%	to	1.27%	2.31%	to	3.29%
2015	23,105	$11.291541	to	$11.831361	$270,210	0.50%	to	1.45%	0.92%	to	1.05%	(2.43)%	to	(1.49)%
2014	24,332	$11.572322	to	$12.010881	$289,987	0.50%	to	1.45%	1.89%	to	2.25%	0.46%	to	1.42%
2013	19,169	$11.842252	to	$11.910946	$227,327	0.50%	to	0.75%	1.07%	to	1.86%	13.56%	to	13.85%
BlackRock Global Opportunities V.I. Fund
2017	1,462	$20.726269	to	$21.011728	$30,306	2.00%	to	2.45%	—%	to	1.65%	22.17%	to	22.72%
2016	2,138	$16.965646	to	$17.122152	$36,378	2.00%	to	2.45%	1.89%	to	2.05%	1.08%	to	1.54%
2015	2,286	$16.784034	to	$16.862821	$38,427	2.00%	to	2.45%	0.98%	to	1.11%	(1.72)%	to	(1.28)%
2014	2,089	$17.078460	to	$17.081562	$35,672	2.00%	to	2.45%	1.16%	to	1.27%	(6.47)%	to	(6.05)%

2013	1,865	$18.181762	to	$18.260509	$34,025	2.00%	to	2.45%	0.34%	to	0.36%	26.64%	to	27.21%
BlackRock Large Cap Focus Growth V.I. Fund+
2017	15,345	$19.721825	to	$31.796548	$363,831	1.75%	to	2.45%	0.02%	to	0.04%	26.42%	to	27.31%
2016	23,745	$15.491046	to	$25.150778	$443,860	1.75%	to	2.45%	0.76%	to	1.07%	5.27%	to	6.01%
2015	25,661	$14.612422	to	$23.890870	$445,990	1.75%	to	2.45%	0.45%	to	0.57%	0.24%	to	0.95%
2014	26,734	$14.475438	to	$23.833152	$461,428	1.75%	to	2.45%	0.54%	to	0.56%	11.40%	to	12.18%
2013	28,927	$12.903287	to	$15.196385	$439,153	1.75%	to	2.15%	0.49%	to	0.70%	31.07%	to	31.60%
BlackRock Equity Dividend V.I. Fund
2017	34,579	$19.029838	to	$20.321731	$695,324	0.50%	to	1.45%	1.45%	to	1.55%	14.81%	to	15.91%
2016	40,661	$16.574538	to	$17.532485	$705,620	0.50%	to	1.45%	1.46%	to	1.54%	14.39%	to	15.48%
2015	50,589	$14.489678	to	$15.182254	$760,676	0.50%	to	1.45%	1.45%	to	1.45%	(2.25)%	to	(1.31)%
2014	48,032	$14.822529	to	$15.384149	$732,802	0.50%	to	1.45%	1.45%	to	1.49%	7.50%	to	8.52%
2013	71,399	$13.788918	to	$14.176061	$1,005,774	0.50%	to	1.45%	1.69%	to	1.71%	22.33%	to	23.50%
Morgan Stanley VIF Core Plus Fixed Income Portfolio+
2017	3,989	$11.254344	to	$11.254344	$44,894	1.70%	to	1.70%	2.91%	to	2.91%	4.11%	to	4.11%
2016	4,051	$10.810072	to	$10.810072	$43,794	1.70%	to	1.70%	1.67%	to	1.67%	4.08%	to	4.08%
2015	4,119	$10.386757	to	$10.386757	$42,783	1.70%	to	1.70%	3.22%	to	3.22%	(2.50)%	to	(2.50)%
2014	4,187	$10.653472	to	$10.653472	$44,603	1.70%	to	1.70%	2.57%	to	2.57%	5.75%	to	5.75%
2013	3,079	$10.073973	to	$10.073973	$31,013	1.70%	to	1.70%	—%	to	—%	0.74%	to	0.74%
Morgan Stanley VIF Growth Portfolio+
2017	13,935	$19.401823	to	$20.666424	$280,826	1.35%	to	2.75%	—%	to	—%	38.95%	to	40.91%
2016	17,208	$13.963132	to	$14.666750	$247,562	1.35%	to	2.75%	—%	to	—%	(4.58)%	to	(3.24)%
2015	17,531	$14.633999	to	$15.157585	$262,035	1.35%	to	2.75%	—%	to	—%	8.93%	to	10.47%
2014	18,621	$13.434144	to	$13.721383	$253,346	1.35%	to	2.75%	—%	to	—%	3.21%	to	4.67%
2013	21,059	$13.016247	to	$13.109696	$275,252	1.35%	to	2.75%	—%	to	—%	30.16%	to	31.10%
Morgan Stanley VIF Mid Cap Growth Portfolio+
2017	83,954	$18.949179	to	$28.102860	$1,503,552	0.85%	to	2.70%	—%	to	—%	34.91%	to	37.43%
2016	99,265	$13.788729	to	$20.830859	$1,299,458	0.85%	to	2.70%	—%	to	—%	(11.27)%	to	(9.61)%
2015	114,453	$15.255417	to	$23.477293	$1,673,534	0.85%	to	2.70%	—%	to	—%	(8.49)%	to	(6.79)%
2014	127,397	$16.365859	to	$25.656623	$2,008,157	0.85%	to	2.70%	—%	to	—%	(0.87)%	to	0.98%
2013	148,044	$16.207149	to	$25.882254	$2,321,328	0.85%	to	2.70%	0.22%	to	0.25%	33.83%	to	36.32%
Invesco V.I. American Value Fund
2017	57,869	$16.916529	to	$19.797010	$1,098,112	0.85%	to	2.45%	0.55%	to	0.60%	7.03%	to	8.75%
2016	53,924	$15.805692	to	$18.203574	$950,108	0.85%	to	2.45%	0.12%	to	0.12%	12.43%	to	14.24%
2015	46,583	$14.058086	to	$15.933971	$721,691	0.85%	to	2.45%	0.01%	to	0.01%	(11.55)%	to	(10.13)%
2014	51,282	$15.894550	to	$17.729300	$888,880	0.85%	to	2.45%	0.19%	to	0.27%	6.83%	to	8.55%
2013	66,877	$14.878459	to	$16.332597	$1,067,146	0.85%	to	2.45%	0.53%	to	0.55%	30.69%	to	32.80%
Morgan Stanley Mid Cap Growth Portfolio+
2017	—	$14.541387	to	$16.469337	$—	1.35%	to	2.20%	—%	to	—%	25.01%	to	25.85%
2016	9,787	$11.631839	to	$13.086696	$126,671	1.35%	to	2.20%	—%	to	—%	(11.40)%	to	(10.64)%
2015	8,862	$13.128552	to	$14.645554	$128,306	1.35%	to	2.20%	—%	to	—%	(8.84)%	to	(8.06)%
2014	9,586	$14.401329	to	$15.929315	$151,149	1.35%	to	2.20%	—%	to	—%	(1.41)%	to	(0.57)%
2013	18,343	$14.607207	to	$16.020231	$283,325	1.35%	to	2.20%	0.06%	to	0.06%	34.37%	to	35.52%
BlackRock Capital Appreciation V.I. Fund
2017	26,551	$18.925560	to	$20.210434	$539,619	0.50%	to	1.45%	—%	to	—%	31.03%	to	32.28%
2016	36,553	$14.443338	to	$15.278228	$559,679	0.50%	to	1.45%	—%	to	—%	(1.57)%	to	(0.63)%

2015	40,469	$14.673899	to	$15.375355	$624,328	0.50%	to	1.45%	—%	to	—%	5.08%	to	6.08%
2014	41,319	$13.965119	to	$14.494328	$597,189	0.50%	to	1.45%	—%	to	—%	6.99%	to	8.01%
2013	68,704	$13.052518	to	$13.419051	$919,749	0.50%	to	1.45%	—%	to	—%	31.48%	to	32.73%
Columbia Variable Portfolio - Asset Allocation Fund
2017	896,939	$1.801739	to	$20.236855	$1,931,134	1.70%	to	2.80%	1.59%	to	1.64%	12.43%	to	13.67%
2016	1,027,526	$1.585011	to	$17.999392	$1,929,599	1.70%	to	2.80%	2.22%	to	2.23%	2.45%	to	3.58%
2015	1,615,330	$1.530186	to	$17.569038	$2,685,616	1.70%	to	2.80%	2.01%	to	2.07%	(1.72)%	to	(0.64)%
2014	1,975,569	$1.390229	to	$1.539994	$3,266,714	1.70%	to	2.50%	2.27%	to	2.50%	7.33%	to	8.19%
2013	2,523,886	$1.295289	to	$1.423392	$3,713,728	1.70%	to	2.50%	2.39%	to	2.43%	15.25%	to	16.18%
Columbia Variable Portfolio - Dividend Opportunity Fund
2017	474,696	$14.587562	to	$15.697718	$7,236,021	1.70%	to	2.80%	—%	to	—%	11.22%	to	12.45%
2016	552,896	$13.115961	to	$13.959804	$7,528,292	1.70%	to	2.80%	—%	to	—%	10.53%	to	11.75%
2015	638,628	$11.866359	to	$12.491639	$7,817,514	1.70%	to	2.80%	—%	to	—%	(5.34)%	to	(4.29)%
2014	729,017	$12.535952	to	$13.052025	$9,365,686	1.70%	to	2.80%	—%	to	—%	7.04%	to	8.22%
2013	844,488	$11.711566	to	$12.060362	$10,069,242	1.70%	to	2.80%	—%	to	—%	23.32%	to	24.68%
Columbia Variable Portfolio - Income Opportunities Fund
2017	486,473	$10.981367	to	$11.574276	$5,519,773	1.70%	to	2.80%	6.23%	to	6.27%	3.62%	to	4.76%
2016	551,922	$10.598072	to	$11.048118	$6,004,460	1.70%	to	2.80%	10.70%	to	10.87%	7.87%	to	9.06%
2015	613,284	$9.825034	to	$10.130224	$6,144,082	1.70%	to	2.80%	9.20%	to	9.34%	(3.73)%	to	(2.67)%
2014	741,140	$10.214820	to	$10.407596	$7,660,597	1.70%	to	2.75%	—%	to	—%	1.20%	to	2.27%
2013	895,545	$10.093976	to	$10.177068	$9,087,876	1.70%	to	2.75%	5.48%	to	6.18%	0.94%	to	1.77%

Columbia Variable Portfolio - Mid Cap Growth Fund
2017	456,179	$15.299871	to	$16.087414	$7,176,535	1.70%	to	2.75%	—%	to	—%	19.65%	to	20.91%
2016	519,137	$12.787005	to	$13.304866	$6,786,779	1.70%	to	2.75%	—%	to	—%	(0.48)%	to	0.57%
2015	600,424	$12.848975	to	$13.229680	$7,843,268	1.70%	to	2.75%	—%	to	—%	2.75%	to	3.84%
2014	708,214	$12.505029	to	$12.741041	$8,951,793	1.70%	to	2.75%	—%	to	—%	4.50%	to	5.60%
2013	828,931	$11.966406	to	$12.064865	$9,966,805	1.70%	to	2.75%	—%	to	—%	19.66%	to	20.65%
Oppenheimer Capital Appreciation Fund/VA
2017	27,283	$16.105084	to	$18.121213	$478,267	1.25%	to	2.45%	0.01%	to	0.01%	23.44%	to	24.93%
2016	38,555	$13.046402	to	$14.504715	$543,614	1.25%	to	2.45%	0.11%	to	0.12%	(4.79)%	to	(3.64)%
2015	62,594	$13.703122	to	$15.052983	$925,014	1.25%	to	2.45%	—%	to	—%	0.77%	to	1.98%
2014	72,050	$14.760057	to	$22.965685	$1,049,576	1.25%	to	2.70%	—%	to	0.18%	12.06%	to	13.70%
2013	54,304	$12.104780	to	$12.981843	$697,834	1.25%	to	2.45%	0.74%	to	0.75%	26.30%	to	27.82%
Oppenheimer Global Fund/VA
2017	285,296	$19.848103	to	$27.236947	$5,392,022	0.85%	to	2.70%	0.65%	to	0.76%	32.69%	to	35.17%
2016	317,145	$14.684228	to	$20.526498	$4,470,280	0.85%	to	2.70%	0.77%	to	0.77%	(2.82)%	to	(1.00)%
2015	400,978	$14.832940	to	$21.121837	$5,721,917	0.85%	to	2.70%	0.94%	to	1.06%	0.91%	to	2.79%
2014	480,986	$14.429674	to	$20.931410	$6,711,569	0.85%	to	2.70%	0.83%	to	0.86%	(0.66)%	to	1.19%
2013	530,619	$14.259651	to	$21.071035	$7,345,651	0.85%	to	2.70%	1.15%	to	1.17%	23.61%	to	25.92%
Oppenheimer Main Street Fund®/VA+
2017	44,637	$17.957499	to	$21.015465	$884,787	0.85%	to	2.45%	—%	to	1.01%	13.81%	to	15.65%
2016	63,862	$17.541290	to	$24.640162	$1,126,233	1.25%	to	2.40%	0.75%	to	0.92%	8.66%	to	9.92%
2015	33,266	$15.958911	to	$22.676715	$544,744	1.25%	to	2.40%	0.65%	to	0.71%	0.66%	to	1.83%
2014	48,941	$15.672806	to	$22.120031	$771,616	1.25%	to	2.70%	—%	to	0.65%	7.46%	to	9.03%
2013	89,501	$14.374844	to	$20.901096	$1,276,256	1.25%	to	2.40%	0.85%	to	0.87%	28.32%	to	29.81%
Oppenheimer Main Street Small Cap Fund/VA

2017	178,400	$24.047995	to	$32.376125	$4,081,297	0.85%	to	2.70%	0.62%	to	0.65%	10.88%	to	12.95%
2016	222,152	$21.291496	to	$29.199890	$4,535,693	0.85%	to	2.70%	0.25%	to	0.25%	14.54%	to	16.68%
2015	266,731	$18.248414	to	$25.493533	$4,687,398	0.85%	to	2.70%	0.61%	to	0.63%	(8.60)%	to	(6.89)%
2014	323,355	$19.598483	to	$27.891160	$6,129,610	0.85%	to	2.70%	0.62%	to	0.66%	8.68%	to	10.71%
2013	380,278	$17.702586	to	$25.663354	$6,526,667	0.85%	to	2.70%	0.64%	to	0.71%	36.88%	to	39.43%
Oppenheimer Equity Income Fund/VA+
2017	—	$13.154706	to	$14.697871	$—	1.25%	to	2.45%	2.13%	to	2.19%	3.64%	to	4.16%
2016	20,584	$12.692256	to	$14.110975	$284,264	1.25%	to	2.45%	5.25%	to	5.26%	12.34%	to	13.70%
2015	22,574	$11.297861	to	$12.410922	$274,799	1.25%	to	2.45%	2.71%	to	2.91%	(12.00)%	to	(10.94)%
2014	24,066	$13.935715	to	$20.291605	$335,468	1.25%	to	2.70%	—%	to	1.46%	7.78%	to	9.35%
2013	19,970	$11.882762	to	$12.743814	$251,413	1.25%	to	2.45%	1.15%	to	1.17%	25.59%	to	27.11%
Putnam VT Diversified Income Fund
2017	820,853	$14.918344	to	$18.456355	$11,591,824	0.85%	to	2.70%	5.34%	to	5.53%	4.27%	to	6.22%
2016	929,770	$14.045264	to	$17.700565	$12,444,852	0.85%	to	2.70%	7.02%	to	7.16%	2.61%	to	4.53%
2015	1,120,054	$13.436838	to	$17.249985	$14,450,912	0.85%	to	2.70%	9.15%	to	9.19%	(4.94)%	to	(3.17)%
2014	1,264,497	$13.876408	to	$18.147034	$16,981,470	0.85%	to	2.70%	7.86%	to	8.24%	(2.33)%	to	(0.50)%
2013	1,465,125	$13.946422	to	$18.579157	$20,076,797	0.85%	to	2.70%	3.08%	to	3.24%	4.94%	to	6.90%
Putnam VT Global Asset Allocation Fund
2017	35,413	$17.603743	to	$23.929053	$611,647	1.25%	to	2.40%	1.45%	to	1.45%	12.60%	to	13.90%
2016	45,602	$15.454823	to	$21.250834	$694,957	1.25%	to	2.40%	1.74%	to	2.21%	4.18%	to	5.39%
2015	43,479	$14.664852	to	$20.397890	$631,283	1.25%	to	2.40%	1.06%	to	3.48%	(2.20)%	to	(1.07)%
2014	32,187	$14.823677	to	$20.857346	$474,935	1.25%	to	2.40%	2.56%	to	5.34%	6.83%	to	8.06%
2013	62,065	$13.717537	to	$19.524199	$996,265	1.25%	to	2.40%	2.21%	to	2.49%	16.66%	to	18.01%
Putnam VT Growth Opportunities Fund
2017	141,273	$13.528598	to	$13.733316	$1,934,211	0.50%	to	1.45%	0.10%	to	0.11%	29.02%	to	30.25%
2016	184,130	$10.485674	to	$10.543823	$1,939,236	0.50%	to	1.45%	—%	to	—%	4.86%	to	5.44%
Putnam VT International Value Fund
2017	3,686	$10.200436	to	$16.935698	$37,194	1.25%	to	2.30%	1.41%	to	1.46%	21.86%	to	23.15%
2016	14,262	$8.283132	to	$13.897450	$114,925	1.25%	to	2.30%	1.55%	to	2.37%	(1.19)%	to	(0.15)%
2015	22,418	$8.295657	to	$14.065519	$181,713	1.25%	to	2.30%	1.30%	to	1.33%	(4.23)%	to	(3.22)%
2014	23,587	$8.571474	to	$14.686660	$198,254	1.25%	to	2.30%	1.33%	to	1.51%	(11.55)%	to	(10.61)%
2013	25,866	$9.589137	to	$16.603933	$244,253	1.25%	to	2.30%	2.39%	to	2.52%	19.43%	to	20.69%
Putnam VT International Equity Fund
2017	28,739	$11.589569	to	$17.098285	$324,315	0.85%	to	2.75%	0.41%	to	2.17%	23.15%	to	25.51%
2016	32,659	$8.913224	to	$13.884178	$294,529	1.25%	to	2.75%	3.35%	to	3.70%	(5.10)%	to	(3.67)%
2015	49,032	$9.252407	to	$14.630565	$441,289	1.25%	to	2.75%	1.10%	to	1.15%	(2.58)%	to	(1.10)%
2014	45,974	$9.355678	to	$15.017522	$421,137	1.25%	to	2.75%	—%	to	0.89%	(9.31)%	to	(7.94)%
2013	53,270	$9.446836	to	$10.162125	$576,510	1.25%	to	2.50%	1.41%	to	1.71%	24.91%	to	26.48%
Putnam VT Small Cap Value Fund
2017	12,307	$21.636201	to	$29.607146	$264,445	0.85%	to	2.70%	0.14%	to	0.70%	5.00%	to	6.96%
2016	13,471	$19.525830	to	$28.197366	$276,555	1.25%	to	2.70%	—%	to	1.05%	24.10%	to	25.91%
2015	9,883	$14.115548	to	$15.507856	$163,592	1.25%	to	2.45%	0.83%	to	1.05%	(6.56)%	to	(5.43)%
2014	14,308	$15.106103	to	$16.398051	$274,439	1.25%	to	2.45%	0.32%	to	0.39%	0.93%	to	2.15%
2013	115,178	$14.966864	to	$16.053056	$2,440,595	1.25%	to	2.45%	0.65%	to	0.75%	36.23%	to	37.87%
JPMorgan Insurance Trust Core Bond Portfolio
2017	2,305,493	$12.274080	to	$13.040154	$32,676,592	1.25%	to	2.40%	2.58%	to	2.63%	1.12%	to	2.29%

2016	2,561,530	$12.138605	to	$12.748775	$35,591,635	1.25%	to	2.40%	2.77%	to	2.84%	(0.31)%	to	0.85%
2015	3,006,288	$12.175891	to	$12.641709	$41,578,351	1.25%	to	2.40%	3.61%	to	3.88%	(1.28)%	to	(0.14)%
2014	3,881,017	$12.333558	to	$12.659001	$53,888,162	1.25%	to	2.40%	3.84%	to	3.86%	2.43%	to	3.61%
2013	4,840,343	$12.040964	to	$12.217394	$65,170,524	1.25%	to	2.40%	4.55%	to	4.62%	(3.81)%	to	(2.69)%
JPMorgan Insurance Trust U.S. Equity Portfolio
2017	167,507	$28.425441	to	$30.791075	$4,794,811	1.35%	to	2.40%	0.88%	to	0.91%	19.43%	to	20.69%
2016	208,022	$23.552269	to	$25.781403	$4,941,254	1.35%	to	2.40%	1.00%	to	1.01%	8.31%	to	9.45%
2015	251,763	$21.518700	to	$23.804022	$5,467,830	1.35%	to	2.40%	1.14%	to	1.14%	(1.53)%	to	(0.49)%
2014	307,001	$17.827021	to	$24.173549	$6,700,919	1.25%	to	2.40%	—%	to	0.95%	11.20%	to	12.49%
2013	369,037	$19.243071	to	$21.738466	$7,175,293	1.35%	to	2.40%	1.21%	to	1.33%	32.99%	to	34.39%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio+
2017	—	$19.905020	to	$29.087587	$—	1.25%	to	2.40%	—%	to	—%	3.96%	to	4.45%
2016	225,916	$19.056887	to	$27.980930	$5,729,698	1.25%	to	2.40%	0.73%	to	0.75%	9.38%	to	10.64%
2015	269,373	$17.224146	to	$25.582389	$6,192,871	1.25%	to	2.40%	0.35%	to	0.65%	(8.10)%	to	(7.04)%
2014	330,353	$18.528810	to	$27.838671	$8,187,654	1.25%	to	2.40%	0.63%	to	0.65%	13.12%	to	14.42%
2013	430,868	$16.193109	to	$24.610629	$9,333,904	1.25%	to	2.40%	1.02%	to	1.05%	37.26%	to	38.84%
JPMorgan Insurance Trust Mid Cap Value Portfolio
2017	119,256	$28.806816	to	$32.295239	$3,453,381	1.35%	to	2.40%	0.81%	to	0.81%	11.07%	to	12.24%
2016	147,100	$25.665526	to	$29.077072	$3,791,920	1.35%	to	2.40%	0.87%	to	0.87%	11.98%	to	13.16%
2015	177,496	$22.681297	to	$25.967316	$4,053,803	1.35%	to	2.40%	0.98%	to	1.01%	(4.96)%	to	(3.96)%
2014	214,666	$18.991034	to	$27.323907	$5,113,560	1.25%	to	2.40%	0.68%	to	0.79%	12.38%	to	13.68%
2013	284,535	$16.705994	to	$24.314080	$6,014,616	1.25%	to	2.40%	1.02%	to	1.12%	29.17%	to	30.66%
Putnam VT Equity Income Fund
2017	5,059	$23.484207	to	$30.692956	$151,942	0.50%	to	0.75%	1.67%	to	1.67%	17.89%	to	18.18%
2016	5,229	$20.012284	to	$25.971361	$133,076	0.50%	to	1.45%	—%	to	1.79%	12.01%	to	13.08%
2015	8,387	$17.866924	to	$22.967914	$174,014	0.50%	to	1.45%	1.60%	to	1.61%	(4.44)%	to	(3.53)%
2014	8,427	$18.696791	to	$23.807401	$182,017	0.50%	to	1.45%	—%	to	1.70%	11.04%	to	12.10%
2013	3,045	$16.413133	to	$21.237933	$63,117	0.50%	to	0.75%	1.90%	to	1.91%	31.43%	to	31.75%
PIMCO All Asset Fund
2017	11,313	$12.308429	to	$13.144011	$146,745	0.50%	to	1.45%	4.52%	to	4.55%	11.75%	to	12.81%
2016	11,674	$11.014586	to	$11.651192	$134,456	0.50%	to	1.45%	2.35%	to	2.53%	11.28%	to	12.34%
2015	12,237	$9.898136	to	$10.371232	$125,613	0.50%	to	1.45%	2.22%	to	3.12%	(10.49)%	to	(9.64)%
2014	14,522	$11.058750	to	$11.477712	$165,373	0.50%	to	1.45%	5.10%	to	5.11%	(0.99)%	to	(0.05)%
2013	14,599	$11.169440	to	$11.482988	$166,670	0.50%	to	1.45%	4.50%	to	4.52%	(1.33)%	to	(0.39)%
PIMCO StocksPLUS Global Portfolio
2017	27,479	$13.707092	to	$14.637587	$397,931	0.50%	to	1.45%	3.31%	to	3.32%	21.22%	to	22.38%
2016	37,054	$11.307594	to	$11.961135	$438,441	0.50%	to	1.45%	5.01%	to	5.06%	6.20%	to	7.21%
2015	44,135	$10.647811	to	$11.156688	$487,826	0.50%	to	1.45%	5.82%	to	5.83%	(10.33)%	to	(9.47)%
2014	41,924	$11.874091	to	$12.323864	$513,126	0.50%	to	1.45%	—%	to	—%	(0.55)%	to	0.40%
2013	65,531	$11.939466	to	$12.274554	$799,977	0.50%	to	1.45%	2.09%	to	2.19%	17.48%	to	18.60%
PIMCO Global Multi-Asset Managed Allocation Portfolio
2017	3,667	$10.985891	to	$11.274622	$41,112	0.75%	to	1.45%	0.61%	to	2.15%	12.35%	to	13.14%
2016	838	$9.777967	to	$9.777967	$8,191	1.45%	to	1.45%	2.18%	to	2.18%	2.42%	to	2.42%
2015	1,127	$9.546608	to	$9.546608	$10,755	1.45%	to	1.45%	1.50%	to	1.50%	(1.69)%	to	(1.69)%
2014	1,479	$9.711208	to	$9.711208	$14,359	1.45%	to	1.45%	2.50%	to	2.50%	3.07%	to	3.07%
2013	1,287	$9.422341	to	$9.422341	$12,126	1.45%	to	1.45%	3.15%	to	3.15%	(9.23)%	to	(9.23)%

Jennison 20/20 Focus Fund
2017	10,986	$2.553982	to	$27.660366	$32,831	1.40%	to	2.00%	—%	to	—%	27.18%	to	27.94%
2016	15,002	$2.008202	to	$21.619448	$54,270	1.40%	to	2.00%	—%	to	—%	(0.77)%	to	(0.18)%
2015	18,387	$2.023887	to	$21.657844	$85,344	1.40%	to	2.00%	—%	to	—%	3.77%	to	4.39%
2014	19,143	$1.950413	to	$20.746804	$84,887	1.40%	to	2.00%	—%	to	—%	4.59%	to	5.22%
2013	38,613	$1.864812	to	$19.717593	$144,028	1.40%	to	2.00%	—%	to	—%	26.79%	to	27.56%
Jennison Fund
2017	59,180	$1.984309	to	$16.225624	$165,240	1.40%	to	2.35%	—%	to	—%	32.97%	to	34.24%
2016	61,143	$1.492264	to	$12.087007	$133,406	1.40%	to	2.35%	—%	to	—%	(3.58)%	to	(2.66)%
2015	63,080	$1.547742	to	$12.417700	$155,175	1.40%	to	2.35%	—%	to	—%	8.45%	to	9.49%
2014	65,300	$1.427132	to	$11.341760	$151,007	1.40%	to	2.35%	—%	to	—%	7.04%	to	8.06%
2013	70,640	$1.333306	to	$10.495963	$171,440	1.40%	to	2.35%	—%	to	—%	33.93%	to	35.21%
Prudential Value Portfolio
2017	9,637	$1.873801	to	$2.096526	$19,583	1.40%	to	2.10%	—%	to	—%	14.09%	to	14.89%
2016	24,960	$1.642440	to	$1.824867	$44,591	1.40%	to	2.10%	—%	to	—%	8.65%	to	9.41%
2015	27,009	$1.511691	to	$1.667869	$44,106	1.40%	to	2.10%	—%	to	—%	(10.45)%	to	(9.82)%
2014	35,071	$1.688033	to	$1.849417	$63,429	1.40%	to	2.10%	—%	to	—%	7.38%	to	8.14%
2013	44,030	$1.571987	to	$1.710270	$73,096	1.40%	to	2.10%	—%	to	—%	29.78%	to	30.69%
Prudential SP International Growth Portfolio
2017	7,083	$1.278383	to	$1.445916	$10,241	1.40%	to	2.15%	—%	to	—%	32.54%	to	33.54%
2016	11,950	$0.964520	to	$1.082783	$12,396	1.40%	to	2.15%	—%	to	—%	(6.20)%	to	(5.49)%
2015	12,266	$1.028283	to	$1.145724	$13,515	1.40%	to	2.15%	—%	to	—%	0.89%	to	1.65%
2014	12,584	$1.019173	to	$1.127083	$13,687	1.40%	to	2.15%	—%	to	—%	(8.12)%	to	(7.42)%
2013	12,758	$1.142761	to	$1.217463	$15,201	1.40%	to	1.90%	—%	to	—%	16.28%	to	16.87%
ClearBridge Variable Dividend Strategy Portfolio
2017	1,375	$18.057513	to	$18.057513	$24,822	1.40%	to	1.40%	1.53%	to	1.53%	17.52%	to	17.52%
2016	1,385	$15.365722	to	$15.365722	$21,280	1.40%	to	1.40%	1.33%	to	1.33%	13.39%	to	13.39%
2015	1,814	$13.551233	to	$13.551233	$24,578	1.40%	to	1.40%	1.10%	to	1.10%	(5.63)%	to	(5.63)%
2014	5,561	$14.360146	to	$14.360146	$79,854	1.40%	to	1.40%	2.77%	to	2.77%	12.03%	to	12.03%
2013	3,413	$12.817744	to	$12.817744	$43,742	1.40%	to	1.40%	1.49%	to	1.49%	24.19%	to	24.19%
Western Asset Variable Global High Yield Bond Portfolio
2017	13,740	$2.581684	to	$2.581684	$35,473	1.40%	to	1.40%	5.31%	to	5.31%	7.14%	to	7.14%
2016	14,120	$2.409606	to	$2.409606	$34,023	1.40%	to	1.40%	4.76%	to	4.76%	14.00%	to	14.00%
2015	20,395	$2.113727	to	$2.113727	$43,110	1.40%	to	1.40%	6.10%	to	6.10%	(7.15)%	to	(7.15)%
2014	20,880	$2.276448	to	$2.276448	$47,531	1.40%	to	1.40%	7.17%	to	7.17%	(2.53)%	to	(2.53)%
2013	25,701	$2.228463	to	$2.335447	$59,494	1.40%	to	1.75%	6.01%	to	6.02%	4.43%	to	4.79%
ClearBridge Variable Large Cap Value Portfolio
2017	258,254	$2.512622	to	$2.581528	$666,689	1.40%	to	1.55%	0.05%	to	1.37%	13.07%	to	13.24%
2016	291,027	$2.222184	to	$2.279705	$662,586	1.40%	to	1.55%	1.43%	to	1.59%	11.26%	to	11.43%
2015	336,925	$1.997233	to	$2.045867	$688,569	1.40%	to	1.55%	1.41%	to	1.49%	(4.36)%	to	(4.22)%
2014	397,427	$2.077319	to	$2.135987	$847,877	1.40%	to	1.60%	1.71%	to	5.60%	9.94%	to	10.16%
2013	124,316	$1.898638	to	$1.939051	$240,740	1.40%	to	1.55%	1.52%	to	1.69%	30.34%	to	30.53%
Invesco V.I. Growth and Income Fund
2017	63,581	$20.446817	to	$24.364558	$1,314,368	0.85%	to	2.75%	1.22%	to	1.29%	10.94%	to	13.07%
2016	80,338	$18.083109	to	$21.961036	$1,494,723	0.85%	to	2.75%	0.90%	to	0.91%	16.19%	to	18.42%
2015	85,325	$15.270465	to	$18.900842	$1,353,083	0.85%	to	2.75%	2.55%	to	2.61%	(5.94)%	to	(4.13)%

2014	99,844	$15.928552	to	$20.093823	$1,644,004	0.85%	to	2.75%	1.24%	to	1.45%	6.98%	to	9.03%
2013	119,603	$14.608687	to	$18.782197	$1,807,129	0.85%	to	2.75%	1.23%	to	1.29%	30.14%	to	32.64%
Invesco V.I. Comstock Fund
2017	8,337	$27.072505	to	$30.317055	$233,473	1.35%	to	2.75%	1.95%	to	2.62%	14.39%	to	16.00%
2016	9,115	$23.667346	to	$26.135580	$218,390	1.35%	to	2.75%	1.33%	to	1.34%	13.81%	to	15.42%
2015	11,161	$20.794676	to	$22.644138	$234,196	1.35%	to	2.75%	1.02%	to	1.69%	(8.74)%	to	(7.45)%
2014	14,920	$22.786296	to	$24.467663	$344,156	1.35%	to	2.75%	0.46%	to	0.77%	6.14%	to	7.64%
2013	21,306	$21.467646	to	$22.731362	$461,999	1.35%	to	2.75%	1.43%	to	1.46%	31.98%	to	33.84%
Invesco V.I. American Franchise Fund
2017	895,002	$18.217547	to	$20.796354	$17,285,030	0.85%	to	2.80%	0.01%	to	0.08%	23.83%	to	26.26%
2016	991,273	$14.711905	to	$16.470522	$15,346,497	0.85%	to	2.80%	—%	to	—%	(0.56)%	to	1.40%
2015	1,171,229	$14.794375	to	$16.242854	$18,063,322	0.85%	to	2.80%	—%	to	—%	2.11%	to	4.12%
2014	1,365,951	$14.489106	to	$15.600423	$20,422,512	0.85%	to	2.80%	0.04%	to	0.04%	5.45%	to	7.52%
2013	1,684,210	$13.759971	to	$14.509057	$23,661,515	0.85%	to	2.75%	0.44%	to	0.47%	36.34%	to	38.95%
Invesco V.I. Mid Cap Growth Fund
2017	167,537	$15.740859	to	$16.966627	$2,776,178	1.25%	to	2.75%	—%	to	—%	19.17%	to	20.63%
2016	194,581	$13.208587	to	$14.065558	$2,687,446	1.25%	to	2.75%	—%	to	—%	(1.98)%	to	(0.68)%
2015	249,472	$13.475099	to	$14.161423	$3,480,279	1.25%	to	2.75%	—%	to	—%	(1.54)%	to	(0.21)%
2014	259,838	$13.685733	to	$14.191681	$3,645,741	1.25%	to	2.75%	—%	to	—%	5.11%	to	6.35%
2013	302,812	$13.020689	to	$13.482480	$4,006,422	0.85%	to	2.75%	0.40%	to	0.41%	33.30%	to	35.86%
Wells Fargo VT Index Asset Allocation Fund
2017	5,077	$2.361191	to	$23.489624	$27,524	1.35%	to	2.10%	0.75%	to	0.75%	9.92%	to	10.74%
2016	5,133	$2.132126	to	$21.370472	$25,604	1.35%	to	2.10%	0.88%	to	0.89%	5.43%	to	6.23%
2015	5,176	$2.007157	to	$20.269257	$25,491	1.35%	to	2.10%	1.03%	to	1.03%	(0.86)%	to	(0.11)%
2014	5,151	$2.009342	to	$20.444198	$25,594	1.35%	to	2.10%	1.53%	to	1.53%	15.61%	to	16.48%
2013	5,164	$1.725118	to	$17.684334	$22,832	1.35%	to	2.10%	1.64%	to	1.65%	17.15%	to	18.03%
Wells Fargo VT International Equity Fund
2017	530,559	$1.261646	to	$11.386150	$936,757	1.25%	to	2.20%	3.03%	to	3.92%	22.14%	to	23.31%
2016	646,667	$8.305074	to	$9.234000	$884,469	1.25%	to	2.45%	—%	to	3.71%	0.75%	to	1.97%
2015	759,073	$8.242927	to	$9.055534	$1,052,786	1.25%	to	2.45%	3.98%	to	4.29%	(0.18)%	to	1.02%
2014	916,944	$8.257845	to	$8.963675	$1,251,584	1.25%	to	2.45%	2.98%	to	3.25%	(7.59)%	to	(6.48)%
2013	1,080,926	$1.074273	to	$9.584438	$1,533,961	1.25%	to	2.50%	2.31%	to	2.31%	16.98%	to	18.45%
Wells Fargo VT Small Cap Growth Fund
2017	41,722	$21.706710	to	$22.530277	$910,299	0.65%	to	2.50%	—%	to	—%	23.03%	to	25.04%
2016	47,614	$17.361509	to	$18.018017	$841,126	0.65%	to	2.75%	—%	to	—%	5.17%	to	7.05%
2015	61,879	$16.507795	to	$16.831607	$1,040,984	0.65%	to	2.75%	—%	to	—%	(5.28)%	to	(3.51)%
2014	73,196	$17.444155	to	$17.622403	$1,276,117	0.65%	to	2.50%	—%	to	—%	(4.10)%	to	(2.51)%
2013	100,196	$17.893814	to	$18.376160	$1,790,728	0.65%	to	2.50%	—%	to	—%	46.84%	to	49.26%
Wells Fargo VT Discovery Fund
2017	278	$33.198862	to	$33.198862	$9,240	1.35%	to	1.35%	—%	to	—%	27.40%	to	27.40%
2016	280	$26.058826	to	$26.058826	$7,307	1.35%	to	1.35%	—%	to	—%	6.20%	to	6.20%
2015	283	$24.537066	to	$24.537066	$6,936	1.35%	to	1.35%	—%	to	—%	(2.78)%	to	(2.78)%
2014	285	$25.239790	to	$25.239790	$7,188	1.35%	to	1.35%	—%	to	—%	(0.99)%	to	(0.99)%
2013	287	$25.492367	to	$25.492367	$7,313	1.35%	to	1.35%	0.01%	to	0.01%	41.88%	to	41.88%
Wells Fargo VT Opportunity Fund
2017	312,160	$19.668343	to	$22.612128	$6,589,273	0.50%	to	2.70%	0.92%	to	0.93%	17.51%	to	20.12%

2016	390,053	$16.737469	to	$18.824251	$6,934,766	0.50%	to	2.70%	2.31%	to	2.32%	9.52%	to	11.96%
2015	485,829	$15.282108	to	$16.813490	$7,798,176	0.50%	to	2.70%	0.40%	to	0.40%	(5.44)%	to	(3.33)%
2014	570,752	$16.160679	to	$17.392982	$9,578,830	0.50%	to	2.70%	0.27%	to	0.30%	7.75%	to	10.15%
2013	651,119	$14.997820	to	$15.790336	$10,026,795	0.50%	to	2.70%	0.43%	to	0.43%	27.51%	to	30.34%
HIMCO VIT Index Fund
2017	160,611	$9.850096	to	$32.314396	$4,335,838	0.30%	to	1.55%	1.79%	to	1.82%	19.27%	to	20.77%
2016	199,812	$8.258880	to	$26.757917	$4,462,379	0.30%	to	1.55%	2.14%	to	2.18%	9.63%	to	11.00%
2015	380,715	$7.533751	to	$24.105494	$7,346,949	0.30%	to	1.55%	0.36%	to	0.36%	(0.73)%	to	0.52%
2014	445,505	$7.588987	to	$23.980581	$8,233,419	0.30%	to	1.55%	—%	to	—%	4.53%	to	5.04%
HIMCO VIT Portfolio Diversifier Fund
2017	4,755,082	$6.615585	to	$7.159054	$32,935,412	0.30%	to	1.50%	1.03%	to	1.05%	(4.80)%	to	(3.65)%
2016	4,883,341	$6.949282	to	$7.430450	$35,259,019	0.30%	to	1.50%	—%	to	—%	(5.97)%	to	(4.84)%
2015	5,383,368	$7.390702	to	$7.808156	$40,909,430	0.30%	to	1.50%	0.88%	to	0.90%	(3.35)%	to	(2.18)%
2014	5,887,625	$7.646781	to	$7.982319	$45,971,154	0.30%	to	1.50%	0.16%	to	0.16%	(1.71)%	to	(1.21)%
HIMCO VIT American Funds Asset Allocation Fund+
2017	—	$21.420711	to	$24.086287	$—	0.50%	to	2.70%	1.39%	to	1.40%	11.55%	to	13.75%
2016	703,450	$19.202463	to	$21.174688	$10,994,667	0.50%	to	2.70%	2.57%	to	2.58%	6.20%	to	8.57%
2015	809,331	$18.080606	to	$19.503864	$11,936,057	0.50%	to	2.70%	1.19%	to	1.48%	(1.58)%	to	0.61%
2014	968,395	$18.370397	to	$19.385213	$14,244,987	0.50%	to	2.70%	—%	to	—%	0.71%	to	1.71%
HIMCO VIT American Funds Blue Chip Income and Growth Fund+
2017	—	$25.085495	to	$29.235710	$—	0.30%	to	2.70%	—%	to	2.38%	7.48%	to	9.79%
2016	339,197	$23.339640	to	$26.627915	$5,834,754	0.30%	to	2.70%	—%	to	2.42%	15.31%	to	18.11%
2015	373,850	$20.241470	to	$22.545865	$5,481,238	0.30%	to	2.70%	—%	to	2.67%	(5.88)%	to	(3.59)%
2014	541,025	$21.505458	to	$23.129642	$8,277,687	0.50%	to	2.70%	—%	to	—%	4.60%	to	5.61%
HIMCO VIT American Funds Bond Fund+
2017	—	$11.702574	to	$13.036081	$—	0.50%	to	2.70%	2.67%	to	2.84%	0.83%	to	2.81%
2016	2,009,419	$11.606782	to	$12.679373	$22,126,930	0.50%	to	2.70%	3.31%	to	3.45%	(0.08)%	to	2.14%
2015	2,302,388	$11.615955	to	$12.413281	$25,074,597	0.50%	to	2.70%	1.77%	to	1.79%	(2.72)%	to	(0.56)%
2014	2,607,898	$11.940819	to	$12.482760	$28,842,823	0.50%	to	2.70%	—%	to	—%	(0.24)%	to	0.75%
HIMCO VIT American Funds Global Bond Fund+
2017	—	$10.782393	to	$12.016841	$—	0.50%	to	2.70%	0.03%	to	0.41%	3.10%	to	5.14%
2016	195,130	$10.457762	to	$11.429702	$2,047,315	0.50%	to	2.70%	1.25%	to	1.48%	(0.33)%	to	1.89%
2015	211,199	$10.491931	to	$11.217539	$2,195,411	0.50%	to	2.70%	0.18%	to	1.30%	(6.94)%	to	(4.87)%
2014	282,563	$11.274306	to	$11.791607	$3,124,726	0.50%	to	2.70%	—%	to	—%	(4.94)%	to	(3.98)%
HIMCO VIT American Funds Global Growth and Income Fund+
2017	—	$24.016137	to	$25.139894	$—	0.50%	to	2.70%	1.41%	to	1.51%	20.85%	to	23.23%
2016	610,788	$19.872892	to	$20.400844	$7,883,384	0.50%	to	2.70%	1.91%	to	1.96%	4.17%	to	6.48%
2015	729,340	$19.078079	to	$19.158852	$8,902,134	0.50%	to	2.70%	3.40%	to	3.41%	(4.26)%	to	(2.13)%
2014	870,819	$19.576024	to	$19.927300	$10,977,894	0.50%	to	2.70%	—%	to	—%	(1.64)%	to	(0.68)%
HIMCO VIT American Funds Global Growth Fund+
2017	—	$26.626550	to	$26.859061	$—	0.50%	to	2.70%	0.84%	to	0.91%	26.66%	to	29.16%
2016	173,681	$20.795815	to	$21.021891	$2,472,320	0.50%	to	2.70%	1.91%	to	1.97%	(2.52)%	to	(0.35)%
2015	180,099	$20.869025	to	$21.565093	$2,564,372	0.50%	to	2.70%	0.73%	to	0.81%	3.76%	to	6.06%
2014	207,773	$19.675954	to	$20.784553	$2,818,287	0.50%	to	2.70%	—%	to	—%	(0.84)%	to	0.08%
HIMCO VIT American Funds Global Small Capitalization Fund+
2017	—	$22.645180	to	$24.959629	$—	0.50%	to	2.70%	0.13%	to	0.17%	18.64%	to	20.98%

2016	584,693	$19.001544	to	$21.038167	$6,726,620	0.30%	to	2.70%	—%	to	0.42%	(1.04)%	to	1.36%
2015	678,686	$18.503779	to	$21.259400	$7,747,579	0.50%	to	2.70%	—%	to	—%	(2.69)%	to	(0.53)%
2014	767,195	$18.601443	to	$21.847319	$8,846,403	0.50%	to	2.70%	—%	to	—%	(3.20)%	to	(2.30)%
HIMCO VIT American Funds Growth Fund+
2017	—	$30.498410	to	$32.610278	$—	0.30%	to	2.75%	—%	to	0.47%	22.18%	to	24.87%
2016	2,798,615	$24.960991	to	$26.115777	$45,226,399	0.30%	to	2.75%	—%	to	0.32%	6.14%	to	8.78%
2015	3,486,242	$23.516099	to	$24.008732	$52,215,077	0.30%	to	2.75%	—%	to	0.91%	3.61%	to	6.18%
2014	4,105,677	$22.363732	to	$22.696589	$58,431,416	0.50%	to	2.75%	—%	to	—%	2.65%	to	3.63%
HIMCO VIT American Funds Growth-Income Fund+
2017	—	$26.231704	to	$28.909465	$—	0.50%	to	2.70%	1.66%	to	1.74%	15.02%	to	17.29%
2016	1,506,213	$22.805660	to	$24.647958	$24,549,345	0.50%	to	2.70%	1.59%	to	1.66%	8.25%	to	10.65%
2015	1,813,589	$21.068239	to	$22.274851	$27,011,054	0.50%	to	2.70%	0.93%	to	1.04%	(1.50)%	to	0.69%
2014	2,083,358	$21.389833	to	$22.122666	$30,983,947	0.50%	to	2.70%	—%	to	—%	1.66%	to	2.66%
HIMCO VIT American Funds International Fund+
2017	—	$19.407948	to	$19.450320	$—	0.30%	to	2.70%	—%	to	1.27%	25.79%	to	28.50%
2016	2,649,235	$15.136960	to	$15.428869	$25,959,834	0.30%	to	2.70%	—%	to	1.38%	0.52%	to	2.96%
2015	3,132,226	$14.511118	to	$15.348523	$30,118,413	0.50%	to	2.70%	1.19%	to	1.21%	(7.37)%	to	(5.31)%
2014	3,511,918	$15.494184	to	$16.569762	$35,929,589	0.30%	to	2.70%	—%	to	—%	(6.81)%	to	(5.87)%
HIMCO VIT American Funds New World Fund+
2017	—	$18.595845	to	$19.151094	$—	0.50%	to	2.70%	0.42%	to	0.44%	24.38%	to	26.83%
2016	386,224	$14.883842	to	$15.397371	$3,954,961	0.30%	to	2.70%	—%	to	2.12%	2.09%	to	4.57%
2015	464,236	$14.049114	to	$15.081704	$4,589,521	0.50%	to	2.70%	0.88%	to	1.07%	(6.09)%	to	(4.00)%
2014	534,411	$14.796659	to	$16.060062	$5,553,590	0.30%	to	2.70%	—%	to	—%	(13.28)%	to	(12.39)%
MFS® Core Equity Portfolio
2017	372,778	$13.265075	to	$13.797841	$5,067,714	1.35%	to	2.70%	0.63%	to	0.88%	21.50%	to	23.15%
2016	419,240	$10.917513	to	$11.257684	$4,652,446	1.10%	to	2.70%	0.78%	to	0.86%	8.41%	to	10.16%
2015	477,344	$10.070613	to	$10.219591	$4,844,572	1.10%	to	2.70%	0.53%	to	0.55%	0.71%	to	2.20%
MFS® Massachusetts Investors Growth Stock Portfolio
2017	530,023	$12.932622	to	$13.471689	$7,033,724	1.35%	to	2.75%	0.55%	to	0.65%	24.94%	to	26.70%
2016	613,346	$10.350730	to	$10.683492	$6,458,277	1.10%	to	2.75%	0.59%	to	0.60%	3.20%	to	4.91%
2015	672,245	$10.029965	to	$10.183003	$6,798,502	1.10%	to	2.75%	0.49%	to	0.50%	0.30%	to	1.83%
MFS® Research International Portfolio
2017	826,341	$11.368649	to	$12.034167	$9,677,041	0.85%	to	2.80%	1.84%	to	1.89%	24.75%	to	27.21%
2016	1,020,912	$9.113093	to	$9.460449	$9,488,547	0.85%	to	2.80%	1.63%	to	1.64%	(3.44)%	to	(1.54)%
2015	1,194,012	$9.438105	to	$9.608632	$11,376,017	0.85%	to	2.80%	1.97%	to	1.98%	(5.62)%	to	(3.91)%
Columbia Variable Portfolio - Large Cap Growth Fund
2017	577,359	$13.058934	to	$13.317231	$7,631,383	1.70%	to	2.80%	—%	to	—%	24.60%	to	25.98%
2016	640,820	$10.480645	to	$10.571146	$6,752,146	1.70%	to	2.80%	—%	to	—%	4.81%	to	5.71%
Columbia Variable Portfolio - Select International Equity Fund
2017	446,682	$12.051765	to	$12.290283	$5,443,403	1.70%	to	2.80%	1.86%	to	1.90%	23.67%	to	25.04%
2016	510,759	$9.744961	to	$9.829212	$5,001,617	1.70%	to	2.80%	1.08%	to	1.10%	(2.55)%	to	(1.71)%
Variable Portfolio - Loomis Sayles Growth Fund
2017	407,908	$13.656632	to	$13.914318	$5,632,950	1.70%	to	2.75%	—%	to	—%	29.43%	to	30.79%
2016	452,246	$10.551696	to	$10.638654	$4,794,952	1.70%	to	2.75%	—%	to	—%	5.52%	to	6.39%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2017 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.